     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2001
                                                      REGISTRATION NOS.: 2-82510
                                                                        811-3692
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

                        POST-EFFECTIVE AMENDMENT NO. 31                      /X/

                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      /X/

                                AMENDMENT NO. 32                             /X/

                            ------------------------

             MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES

                        (A MASSACHUSETTS BUSINESS TRUST)

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                                BARRY FINK, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:

                            STUART M. STRAUSS, ESQ.
                              MAYER, BROWN & PLATT
                                 1675 BROADWAY
                         NEW YORK, NEW YORK 10019-5820

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this
                                 Post-Effective
                          Amendment becomes effective

                            ------------------------

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

        ___ immediately upon filing pursuant to paragraph (b)

        _X_ on May 1, 2001 pursuant to paragraph (b)

        ___ 60 days after filing pursuant to paragraph (a)

        ___ on (date) pursuant to paragraph (a) of rule 485

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                       PROSPECTUS -  MAY 1, 2001


Morgan Stanley Dean Witter
                                                      VARIABLE INVESTMENT SERIES
                                                                   CLASS X

Morgan Stanley Dean Witter Variable Investment Series is a mutual fund comprised of 17 separate Portfolios, each with its own distinctive investment objective(s) and policies. The Portfolios are:

The Money Market Portfolio                The European Growth Portfolio
The Short-Term Bond Portfolio             The Pacific Growth Portfolio
The Quality Income Plus Portfolio         The Equity Portfolio
The High Yield Portfolio                  The S&P 500 Index Portfolio
The Utilities Portfolio                   The Competitive Edge "Best Ideas"
                                           Portfolio
The Income Builder Portfolio              The Aggressive Equity Portfolio
The Dividend Growth Portfolio             The Information Portfolio
The Capital Growth Portfolio              The Strategist Portfolio
The Global Dividend Growth Portfolio

Shares of each Portfolio are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolios in accordance with instructions received from owners of the applicable life insurance or annuity policy.

This PROSPECTUS must be accompanied by a current prospectus for the variable annuity contracts issued by Northbrook Life Insurance Company, Allstate Life Insurance Company of New York or Glenbrook Life and Annuity Company or a current prospectus for the variable life insurance contracts issued by Northbrook Life Insurance Company, Glenbrook Life and Annuity Company or Paragon Life Insurance Company.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon
    the adequacy of this PROSPECTUS. Any representation to the contrary is a criminal offense.

CONTENTS


Eligible Investors        ............................................................                   1
The Portfolios            The Money Market Portfolio..................................                   2
                          The Short-Term Bond Portfolio...............................                   4
                          The Quality Income Plus Portfolio...........................                   7
                          The High Yield Portfolio....................................                  10
                          The Utilities Portfolio.....................................                  12
                          The Income Builder Portfolio................................                  15
                          The Dividend Growth Portfolio...............................                  18
                          The Capital Growth Portfolio................................                  20
                          The Global Dividend Growth Portfolio........................                  22
                          The European Growth Portfolio...............................                  24
                          The Pacific Growth Portfolio................................                  27
                          The Equity Portfolio........................................                  30
                          The S&P 500 Index Portfolio.................................                  33
                          The Competitive Edge "Best Ideas" Portfolio.................                  36
                          The Aggressive Equity Portfolio.............................                  40
                          The Information Portfolio...................................                  43
                          The Strategist Portfolio....................................                  45
Additional Investment
Strategy Information      ............................................................                  49
Additional Risk
Information               ............................................................                  50
Portfolio Management      ............................................................                  54
Shareholder Information   Pricing Fund Shares.........................................                  58
                          Distributions...............................................                  59
                          Tax Consequences............................................                  59
Financial Highlights      ............................................................                  60



         THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
           PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

ELIGIBLE INVESTORS

                    Morgan Stanley Dean Witter Variable Investment Series (the "Fund") is comprised of 17 separate Portfolios (each a "Portfolio"), each with its own distinct investment objective(s) and policies. The Fund is offered exclusively to the following life insurance companies in connection with particular life insurance and/or annuity contracts they offer (the Contracts):


                               INSURANCE COMPANY               TYPE OF POLICY
                               -----------------------------------------------------------------------------
                                  Northbrook Life Insurance    Certain Flexible Premium Variable Annuity and
                                                    Company    Variable Life Insurance Contracts
                               -----------------------------------------------------------------------------
                                    Allstate Life Insurance    Certain Flexible Premium Deferred Variable
                                        Company of New York    Annuity Contracts
                               -----------------------------------------------------------------------------
                                 Glenbrook Life and Annuity    Certain Flexible Premium Deferred Variable
                                                    Company    Annuity Contracts and Certain Flexible
                                                               Premium Variable Life Insurance Contracts
                               -----------------------------------------------------------------------------
                                     Paragon Life Insurance    Certain Flexible Premium Variable Life
                                                    Company    Insurance Contracts (issued in connection
                                                               with an employer-sponsored insurance program
                                                               offered only to certain employees of Morgan
                                                               Stanley Dean Witter & Co., the parent of the
                                                               Fund's Investment Manager)
                               -----------------------------------------------------------------------------


                    Shares of each Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable Contract.

                    Class X shares of each Portfolio are generally available to holders of (i) Contracts offered by Paragon Life Insurance Company, and (ii) other Contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

                    The Fund also offers Class Y shares of each Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

[Sidebar]
MONEY MARKET

A portfolio having the goal to select securities to provide current income while seeking to maintain a stable share price of $1.00.

YIELD
The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.
[End Sidebar]

THE PORTFOLIOS

THE MONEY MARKET PORTFOLIO

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Money Market Portfolio seeks high current income, preservation of capital and liquidity.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the "Investment
                    Manager," Morgan Stanley Dean Witter Advisors Inc., seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.

                    The Portfolio's investments include the following money market instruments:

                    - Commercial paper.

                    - Corporate obligations.

                    - Debt obligations of U.S. regulated banks and instruments secured by those obligations. These investments include certificates of deposit.

                    - Eurodollar certificates of deposit.

                    - Certificates of deposit of savings banks and savings and loan associations.

                    - Debt obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or its instrumentalities.

                    - Repurchase agreements, which may be viewed as a type of
                      secured lending by the Portfolio.

                    The Portfolio may purchase debt obligations that have fixed, variable or floating rates of interest. The interest rates payable on variable rate or floating rate obligations may fluctuate based upon changes in market rates.

                    The Portfolio attempts to balance its objectives of high income, capital preservation and liquidity by investing in securities of varying maturities and risks.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives.

                    Principal risks of investing in the Portfolio are associated with its debt obligation investments. All debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS

This table shows the average annual total returns of the Portfolio's Class X shares.

[End Sidebar]
                    The Investment Manager actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and short maturities, and repurchase agreements with respect to such obligations.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies.

                    An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the FDIC or any other
                    government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is
                    unable to do so, it is possible to lose money by investing in the Portfolio.
[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Money Market Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.
                    ANNUAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991  5.70%
'92   3.43%
'93   2.75%
'94   3.81%
'95   5.66%
'96   5.11%
'97   5.23%
'98   5.18%
'99   4.80%
2000  6.00%


                    Year-to-date total return as of March 31, 2001 was 1.36%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 1.56% (quarter ended
                    March 31, 1991) and the lowest return for a calendar quarter was 0.66% (quarter ended June 30, 1993).



                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
                               -----------------------------------------------------------------------------
                                                                    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
                               -----------------------------------------------------------------------------
                                Money Market Portfolio                 6.00%        5.27%          4.76%
                               -----------------------------------------------------------------------------

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in value.
[End Sidebar]

THE SHORT-TERM BOND PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Short-Term Bond Portfolio seeks to provide a high level of current income consistent with the preservation of capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 65% of its assets in bonds issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including zero coupon securities), and investment grade corporate and other types of bonds including asset-backed securities. In selecting portfolio investments, the "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., considers both domestic and international economic developments, interest rate trends and other factors and seeks to maintain an overall weighted average maturity for the Portfolio of less than three years.



                    MORTGAGE-BACKED SECURITIES. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.



                    COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.



                    ASSET-BACKED SECURITIES. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

                    In addition, the Portfolio may invest up to 25% of its net assets in investment grade fixed-income securities issued by foreign governments or corporations. The Portfolio's investments also may include "Rule 144A" fixed-income securities, which are subject to resale restrictions. Up to 5% of the Portfolio's net assets may be invested in fixed-income securities rated lower than investment grade, or if unrated of comparable quality as determined by the Investment Manager (commonly known as "junk bonds"). The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Principal risks of investing in the Portfolio are associated with the Portfolio's investments in fixed-income securities. These risks are credit risk and interest rate risk. Credit risk is the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.


                    There are also particular risks associated with the Portfolio's investments in mortgage-backed securities, which include CMOs, and asset-backed securities. For example mortgage-backed securities and asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.



                    There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.



                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]

ANNUAL TOTAL RETURNS


This chart shows the performance of the Portfolio's Class X shares for the past calendar year.



AVERAGE ANNUAL


TOTAL RETURNS



This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[End Sidebar]


[ICON]              PAST PERFORMANCE

--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Short-Term Bond Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.



                    ANNUAL TOTAL RETURNS - CALENDAR YEARS


                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2000  5.85%


                    Year-to-date total return as of March 31, 2001 was 1.77%.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 1.78% (quarter ended September 30, 2000) and the lowest return for a calendar quarter was 1.04% (quarter ended March 31, 2000).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
---------------------------------------------------------------------
                                                          LIFE OF
                                                         PORTFOLIO
                                          PAST 1 YEAR  (SINCE 5/4/99)
---------------------------------------------------------------------
 Short-Term Bond Portfolio                   5.85%         4.44%
---------------------------------------------------------------------
 Lehman Brothers U.S. Credit Index
 (1-5)(1)                                    9.39%         4.70%
---------------------------------------------------------------------



(1) The Lehman Brothers U.S. Credit Index (1-5 Year) (formerly Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index) includes U.S. corporate and specified foreign debentures and secured notes with maturities of one to five years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income.
[End Sidebar]

THE QUALITY INCOME PLUS PORTFOLIO

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Quality Income Plus Portfolio seeks as a primary objective to provide a high level of current income by investing primarily in U.S. government securities and other fixed-income securities. As a secondary objective the Portfolio seeks capital appreciation but only when consistent with its primary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 65% of its assets in (i) U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, (ii) debt securities (including zero coupon securities and asset-backed securities) rated at the time of purchase within the three highest bond rating categories by Moody's or S&P or if not rated determined to be of comparable quality by the "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., and (iii) Yankee government bonds rated at the time of purchase within the three highest rating categories of Moody's or S&P or if not rated determined to be of comparable quality by the Investment Manager. Yankee government bonds are U.S. dollar denominated bonds issued by foreign government agencies or instrumentalities (no more than 20% of the Portfolio's assets may be invested in Yankee government bonds). The Portfolio is not limited as to the maturities of the U.S. Government and other debt securities in which it may invest.



                    In making investment decisions for the Portfolio, the Investment Manager considers both domestic and international economic developments, interest rate trends and other factors. The Investment Manager evaluates technical considerations such as the relative supply of and demand for corporate notes and U.S. Treasury and agencies issues before it decides upon an asset allocation. Similarly, the assessment of the strength of individual companies that issue corporate debt and the overall country risk of sovereign debt obligations contribute to the decision-making process.



                    MORTGAGE-BACKED SECURITIES. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.



                    COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

                    ASSET-BACKED SECURITIES. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.


                    BORROWING. In seeking to increase income, the Portfolio may borrow to purchase securities. Such borrowing may not exceed 25% of the Portfolio's assets.


                    OTHER INVESTMENTS. The Portfolio may invest up to 15% of its net assets in Yankee corporate bonds which are rated at the time of purchase within the three highest grades as determined by Moody's or S&P or which, if not rated, are of comparable quality as determined by the Investment Manager. Yankee corporate bonds are U.S. dollar denominated debt securities issued by foreign companies. The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with the Portfolio's investments in fixed-income securities. These risks are credit risk and interest rate risk. Credit risk is the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

                    There are also particular risks associated with the Portfolio's investments in mortgage-backed securities, which include CMOs, and asset-backed securities. For example mortgage-backed securities and asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.


                    There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[End Sidebar]

                    The Portfolio may borrow money to purchase securities. To the extent that the Portfolio engages in such practice it may be leveraged. Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio's investments.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.


[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Quality Income Plus Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991  18.75%
'92    8.26%
'93   12.99%
'94   -6.63%
'95   24.30%
'96    1.56%
'97   11.09%
'98    8.67%
'99   -4.32%
2000  11.09%


                    Year-to-date total return as of March 31, 2001 was 3.31%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 8.07% (quarter ended
                    June 30, 1995) and the lowest return for a calendar quarter was -4.83% (quarter ended March 31, 1994).


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
-----------------------------------------------------------------------------
                                     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
-----------------------------------------------------------------------------
 Quality Income Plus Portfolio         11.09%        5.44%          8.19%
-----------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate
 Index(1)                              11.63%        6.46%          7.96%
-----------------------------------------------------------------------------



(1) The Lehman Brothers U.S. Aggregate Index tracks the performance of all U.S. Government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-based securities. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income.
[End Sidebar]

THE HIGH YIELD PORTFOLIO

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The High Yield Portfolio seeks as a primary objective to provide a high level of current income by investing in a diversified portfolio consisting principally of fixed-income securities, which may include both non-convertible and convertible debt securities and preferred stocks. As a secondary objective the Portfolio will seek capital appreciation, but only when consistent with its primary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 65% of its assets in fixed-income securities (including zero coupon securities) rated Baa or lower by Moody's or BBB or lower by S&P or in nonrated securities considered by the Investment Manager to be appropriate investments for the Portfolio. These securities are commonly known as "junk bonds." They may also include "Rule 144A" securities, which are subject to resale restrictions. There are no minimum quality ratings for investments.



                    In making investment decisions the "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., considers an issuer's creditworthiness, economic developments, interest rate trends and other factors it deems relevant. In evaluating an issuer's creditworthiness the Investment Manager relies principally on its own analysis. A security's credit rating is simply one factor that may be considered by the Investment Manager in this regard.


                    In addition to junk bonds, the Portfolio may invest in the following:

                    - Higher rated fixed-income securities -- The Portfolio may invest in securities rated higher than Baa or BBB (or if not rated, determined to be of comparable quality) when the Investment Manager believes that such securities may produce attractive yields.


                    - Asset-backed securities -- Asset-backed securities
                      represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.



                    - Foreign securities -- The Portfolio may invest up to 20%
                      of its net assets in securities issued by foreign governments and other foreign issuers (including American depository receipts or other similar securities convertible into securities of foreign issuers) but not more than 10% of its assets in these securities may be denominated in foreign currencies.


                    - Unit Offerings -- The Portfolio may purchase units which combine debt securities with equity securities and/or warrants.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with its investments in junk bonds. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds have been found generally to be less sensitive to changes in prevailing interest rates than higher rated securities but are more

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[End Sidebar]
                    likely to be sensitive to adverse economic changes or individual corporate developments. In addition, all fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.


[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the High Yield Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991   58.14%
'92    18.35%
'93    24.13%
'94    -2.47%
'95    14.93%
'96    11.98%
'97    11.87%
'98    -6.20%
'99    -1.33%
2000  -32.22%


                    Year-to-date total return as of March 31, 2001 was -4.63%.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 27.00% (quarter ended March 31, 1991) and the lowest return for a calendar quarter was -21.45% (quarter ended December 31, 2000).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
-----------------------------------------------------------------------------------
                                       PAST 1 YEAR     PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------
 High Yield Portfolio                    -32.22%          -4.71%          7.42%
-----------------------------------------------------------------------------------
 Lehman Brothers U.S. Corporate
 High Yield Index(1)                     -5.86%           4.28%          11.17%
-----------------------------------------------------------------------------------



(1) The Lehman Brothers U.S. Corporate High Yield Index tracks the performance of all below investment-grade securities which have at least $100 million in outstanding issuance, a maturity greater than one year, and are issued in fixed-rate U.S. dollar denominations. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

THE UTILITIES PORTFOLIO

[SIDEBAR]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Utilities Portfolio seeks both capital appreciation and current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


                    The Portfolio will normally invest at least 65% of its assets in the securities of companies engaged in the utilities industry. These companies are involved in various aspects of the industry, such as communications, and gas and electric energy, but they do not include public broadcasting companies. A company will be considered engaged in the utilities industry if it derives at least 50% of its revenues or earnings from that industry or it devotes at least 50% of its assets to activities in that industry. These may include companies involved in, among other things, telecommunications, computers and other new or emerging technologies, gas and electric energy, water distribution, the Internet and Internet related services. The companies may be traditionally regulated public utilities or fully or partially deregulated utility companies as well as unregulated utility companies.


                    The Portfolio's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., will shift the Portfolio's assets between different segments of the utilities industry and between common stock, other equity securities and investment grade fixed-income securities based on its view of prevailing market, economic and financial conditions. The Portfolio does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. However, the Portfolio's policy to concentrate its assets in the utilities industry is fundamental, and may not be changed without shareholder approval. In selecting common stock and other equity securities, the Investment Manager considers earnings and dividend growth, book value, dividend discount and price/earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Manager believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus benefitting long-term growth of capital.


                    The Portfolio may invest up to 35% of its net assets in U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities and in real estate investment trusts (commonly known as "REITs").



                    The Portfolio may invest up to 25% of its net assets in foreign securities (including depository receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    The Portfolio invests primarily in securities of companies in the utilities industry. The Portfolio's investments in the utilities industry are impacted by a host of risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies -- regulated, fully or partially deregulated and unregulated. For example, telecommunications companies have been affected by technological development leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.



                    Certain utilities companies may incur unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investment and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.


                    Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment return more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

                    The Portfolio's investments in common stock are also subject to the risks that affect all common stocks. In particular, stock prices can fluctuate widely in response to activities specific to the issuer as well as general market economic and political conditions.

                    The Portfolio's investment in fixed-income securities are subject to credit risk and interest rate risk. Credit risk refers to a possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debts. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[End Sidebar]

                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.


[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Utilities Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991  20.56%
'92   12.64%
'93   15.69%
'94   -9.02%
'95   28.65%
'96    8.68%
'97   27.15%
'98   23.76%
'99   12.71%
2000   3.03%


                    Year-to-date total return as of March 31, 2001 was -7.55%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 12.58% (quarter ended December 31, 1997) and the lowest return for a calendar quarter was -8.19% (quarter ended March 31, 1994).


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
--------------------------------------------------------------------------------
                                      PAST 1 YEAR    PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
 Utilities Portfolio                     3.03%          14.71%        13.83%
--------------------------------------------------------------------------------
 S&P 500 Index(1)                        -9.10%         18.32%        17.44%
--------------------------------------------------------------------------------



(1) The Standard and Poor's 500 Index (S&P 500-Registered Trademark- Index) is a broad-based index, the performance of which is based on the performance of 500 widely- held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]

THE INCOME BUILDER PORTFOLIO

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Income Builder Portfolio seeks as a primary objective reasonable income. Growth of capital is the secondary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 65% of its assets in income-producing equity securities, including common stock, preferred stock and convertible securities. The "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., uses a value-oriented style in the selection of securities. Investments are normally made primarily in
                    (i) common stocks of large capitalization companies with a record of paying dividends and which in the opinion of the Investment Manager have the potential for maintaining dividends, (ii) preferred stock and (iii) securities convertible into common stocks of small and midcap companies -- including synthetic and enhanced convertibles. The Portfolio's investments may also include "Rule 144A" securities, which are subject to resale restrictions.


                    The Investment Manager follows a "bottom-up" approach in the selection of convertible securities for the Portfolio. Beginning with a universe of about 500 companies, the Investment Manager narrows the focus to small and midcap companies and reviews the issues to determine if the convertible is trading with the underlying equity security. The yield of the underlying equity security is evaluated and company fundamentals are studied to evaluate cash flow, risk/reward balance, valuation and the prospects for growth.


                    The Portfolio may invest up to 25% of its net assets in "enhanced" convertible securities. Enhanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer which the holder can realize. In addition, in many cases, enhanced convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder.



                    The Portfolio may invest up to 10% of its net assets in "synthetic" convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

                    The Portfolio may invest up to 20% of its net assets in fixed-income securities rated lower than investment grade by S&P or Moody's (but not below B) or if unrated of comparable quality as determined by the Investment Manager (commonly known as "junk bonds"). The 20% limitation is not applicable to convertible securities.



                    The Portfolio may invest up to 35% of its net assets in U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities and investment grade fixed-income securities (including zero coupon securities), common stocks that do not pay a regular dividend and real estate investment trusts (commonly known as "REITs").



                    The Portfolio may invest up to 25% of its net assets in foreign securities (including depository receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with its investment in common stocks. In particular the prices of common stocks can fluctuate widely in response to activities specific to the issuer as well as general market, economic and political conditions.

                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities. In addition, because the convertible securities in which the Portfolio invests are convertible into the common stocks of small and midcap companies, the Portfolio is subject to the specific risks associated with investing in small and midcap companies. Investments in small and medium capitalization companies involve greater risk of volatility than is customarily associated with investments in more established companies as well as certain other additional risks.

                    There are also special risks associated with the Portfolio's investments in "enhanced" and "synthetic" convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.

                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 3 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Income Builder Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998  3.21%
'99   7.06%
2000  0.17%


                    Year-to-date total return as of March 31, 2001 was 1.82%.


                    During the period shown in the bar chart, the highest return for a calendar quarter was 10.65% (quarter ended June 30, 1999) and the lowest return for a calendar quarter was -10.46% (quarter ended September 30, 1998).


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
---------------------------------------------------------------------------
                                                          LIFE OF PORTFOLIO
                                           PAST 1 YEAR     (SINCE 1/21/97)
---------------------------------------------------------------------------
 Income Builder Portfolio                     0.17%             8.00%
---------------------------------------------------------------------------
 S&P 500 Index(1)                             -9.10%           15.86%
---------------------------------------------------------------------------



(1) The Standard and Poor's 500 Index (S&P 500-Registered Trademark- Index) is a broad-based index, the performance of which is based on the performance of 500 widely- held common stocks chosen for market size, liquidity, and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

THE DIVIDEND GROWTH PORTFOLIO

[SIDEBAR]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

                    The Dividend Growth Portfolio seeks to provide reasonable current income and long-term growth of income and capital.


[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will invest at least 70% of its assets in common stock of companies with a record of paying dividends and the potential for increasing dividends. The "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., initially employs a quantitative screening process in an attempt to develop a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Manager then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to the Portfolio. The Investment Manager attempts to avoid investment in speculative securities or those with speculative characteristics.



                    The Portfolio may invest up to 30% of its net assets in convertible securities, U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and investment grade fixed-income securities (including zero coupon securities). The Portfolio may also invest any amount of its assets in foreign securities (including depository receipts) that are listed in the U.S. on a national securities exchange.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with its investments in common stock. In particular the prices of common stock may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Dividend Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991  27.76%
'92    8.16%
'93   14.34%
'94   -3.27%
'95   36.38%
'96   23.96%
'97   25.61%
'98   14.28%
'99   -2.39%
2000   5.30%


                    Year-to-date total return as of March 31, 2001 was -4.51%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 16.92% (quarter ended June 30, 1997) and the lowest return for a calendar quarter was -11.00% (quarter ended September 30, 1999).


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
--------------------------------------------------------------------------------
                                                                     PAST 10
                                      PAST 1 YEAR   PAST 5 YEARS      YEARS
--------------------------------------------------------------------------------
 Dividend Growth Portfolio               5.30%         12.83%         14.32%
--------------------------------------------------------------------------------
 S&P 500 Index(1)                       -9.10%         18.32%         17.44%
--------------------------------------------------------------------------------



(1) The Standard and Poor's 500 Index (S&P 500-Registered Trademark- Index) is a broad-based index, the performance of which is based on the performance of 500 widely- held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]

THE CAPITAL GROWTH PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Capital Growth Portfolio seeks long term capital growth.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 65% of its assets in common stocks. The "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., utilizes a two-stage computerized screening process designed to find companies that demonstrate a history of consistent growth in earnings and revenues over the past several years, and have solid future earnings growth characteristics and attractive valuations. Dividend income is not a consideration in this stock selection process. Companies meeting these requirements are potential candidates for investment by the Portfolio. The Investment Manager may modify the screening process and/or may utilize additional or different screening processes in connection with the Portfolio's investments.



                    The Portfolio may invest up to 35% of its net assets in U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, investment grade fixed-income securities (including zero coupon securities), convertible securities, unit offerings involving a combination of a debt security and a convertible security and/or warrant and real estate investment trusts (commonly known as "REITs").



                    The Portfolio may invest up to 25% of its net assets in foreign securities (including depository receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stock. In particular the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 9 calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Capital Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992   1.64%
'93   -6.99%
'94   -1.28%
'95   32.92%
'96   11.55%
'97   24.54%
'98   19.63%
'99   33.29%
2000   1.28%


                    Year-to-date total return as of March 31, 2001 was -16.10%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 27.65% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -13.95% (quarter ended September 30, 1998).


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
------------------------------------------------------------------------------
                                                                   LIFE OF
                                                                  PORTFOLIO
                                     PAST 1 YEAR  PAST 5 YEARS  (SINCE 3/1/91)
------------------------------------------------------------------------------
 Capital Growth Portfolio               1.28%        17.54%         13.82%
------------------------------------------------------------------------------
 S&P 500 Index(1)                      -9.10%        18.32%         16.34%
------------------------------------------------------------------------------



(1) The Standard and Poor's 500 Index (S&P 500-Registered Trademark- Index) is a broad-based index, the performance of which is based on the performance of 500 widely- held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]

THE GLOBAL DIVIDEND GROWTH PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Global Dividend Growth Portfolio seeks to provide reasonable current income and long term growth of income and capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 65% of its assets in dividend paying equity securities issued by issuers located in various countries around the world. The "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., seeks investments primarily in common stock of companies with a record of paying dividends and potential for increasing dividends. The Portfolio invests in at least three separate countries. The percentage of assets invested in particular geographic sectors will shift from time to time in accordance with the judgement of the Investment Manager.



                    Up to 35% of the Portfolio's net assets may be invested as follows:


                    - Convertible securities, U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, fixed-income securities issued by foreign governments and international organizations and investment grade debt securities (including zero coupon securities).

                    - Forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of Investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the price of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    Another principal risk relates to the Portfolio's investments in foreign securities. In particular, foreign security investments may be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by among other things political, social and economic developments abroad.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 6 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Global Dividend Growth Portfolio.
                    The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  22.04%
'96   17.59%
'97   12.04%
'98   12.53%
'99   14.65%
2000  -2.50%


                    Year-to-date total return as of March 31, 2001 was -6.52%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 17.14% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -12.43% (quarter ended September 30, 1998).


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
-------------------------------------------------------------------------------
                                                                    LIFE OF
                                                                   PORTFOLIO
                                     PAST 1 YEAR  PAST 5 YEARS  (SINCE 2/23/94)
-------------------------------------------------------------------------------
 Global Dividend Growth Portfolio      -2.50%        10.63%         10.87%
-------------------------------------------------------------------------------
 MSCI World Index(1)                   -13.18%       12.12%         11.84%
-------------------------------------------------------------------------------


(1) The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets including securities representative of the market structure of 22 developed market countries in North America, Europe and the Asia/Pacific region. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[Sidebar]
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]

THE EUROPEAN GROWTH PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The European Growth Portfolio seeks to maximize the capital appreciation of its investments.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 65% of its assets in securities issued by issuers located in European countries. A company is considered located in Europe if
                    (i) it is organized under the laws of a European country and has a principal office in a European country; (ii) it derives at least 50% of its total revenue from business in Europe; or (iii) the company's equity securities are traded principally on a stock exchange in Europe. The principal countries in which the Portfolio invests are France, the United Kingdom, Germany, the Netherlands, Spain, Sweden, Switzerland and Italy. The Portfolio invests in at least three separate countries.



                    The Portfolio generally invests principally in equity securities (which may include depository receipts or convertible securities) but may also invest without limitation in fixed-income securities issued or guaranteed by European governments when the "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., or the "Sub-Advisor," Morgan Stanley Investment Management Inc., determine such investments to be appropriate.


                    The Investment Manager and the Sub-Advisor generally invest Portfolio assets in companies they believe have a high rate of earnings growth potential. They also select securities, which in their view, possess, both on an absolute basis and as compared with other securities around the world, attractive price/earnings, price/ cash flow and price/revenue ratios.


                    The Portfolio may invest up to 35% of its net assets as follows:


                    - Equity securities issued by non-European issuers, and
                      government and convertible securities issued by non-European governmental or private issuers.


                    - Forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and securities it intends to purchase and the currencies in which they are denominated. The Portfolio may also use forward currency contracts to modify the Portfolio's exposure to various currency markets.



                    The Portfolio may invest up to 5% of its net assets in put and call options with respect to foreign currencies. The Portfolio may also purchase and sell stock index futures contracts and options thereon. Stock index futures and options thereon may be used to facilitate trading, to increase the Portfolio's market exposure or to seek to protect against an increase in the prices of securities that may be purchased.


                    The Portfolio may invest in warrants and acquire warrants attached to other securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk factor associated with investment in the Portfolio relates to the Portfolio's investments in Europe. In particular, adverse political, social or economic developments in Europe, or in a particular European country, could cause a substantial decline in the value of the Portfolio.

                    The Portfolio's investments in common stock are also subject to the risks that affect all common stocks. In particular, stock prices can fluctuate widely in response to activities specific to the issuer as well as general market economic and political conditions.

                    The conversion to a single European currency by many European countries could potentially adversely affect the value and/or increase the volatility of the Portfolio's investments.

                    In addition, the Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    In addition, the Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common and fixed-income securities.


                    The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 9 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the European Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992   3.99%
'93   40.88%
'94    8.36%
'95   25.89%
'96   29.99%
'97   16.07%
'98   23.96%
'99   29.11%
2000  -4.92%


                    Year-to-date total return as of March 31, 2001 was -14.90%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 25.18% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -15.72% (quarter ended September 30, 1998).


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
------------------------------------------------------------------------------
                                                                   LIFE OF
                                                                  PORTFOLIO
                                     PAST 1 YEAR  PAST 5 YEARS  (SINCE 3/1/91)
------------------------------------------------------------------------------
 European Growth Portfolio             -4.92%        18.09%         16.91%
------------------------------------------------------------------------------
 MSCI World Index(1)                   -13.18%       12.12%         10.84%
------------------------------------------------------------------------------


(1) The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets including securities representative of the market structure of 22 developed market countries in North America, Europe and the Asia/Pacific region. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[Sidebar]
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]

THE PACIFIC GROWTH PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Pacific Growth Portfolio seeks to maximize the capital appreciation of its investments.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 65% of its assets in common stocks (including depository receipts) and other securities of companies which are (i) organized under the laws of and have a principal place of business in Asia, Australia or New Zealand or (ii) derives at least 50% of their total revenues from business in such areas. The principal Asian countries include: Japan, Malaysia, Singapore, Hong Kong, Thailand, the Philippines, India, Indonesia, Taiwan and South Korea. The Portfolio's assets are invested in at least three countries. The Portfolio may invest more than 25% of its assets in Japan, Hong Kong, South Korea and Taiwan. Thus, the investment performance of the Portfolio may be subject to the social, political and economic events occurring in these countries to a greater extent than other countries.



                    The "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., and the "Sub-Advisor," Morgan Stanley Investment Management Inc., generally invest Portfolio assets in companies they believe have a high rate of earnings growth potential. They also select securities, which in their view, possess, both on an absolute basis and as compared with other securities around the world, attractive price/earnings, price/cash flow and price/revenue ratios.


                    The Portfolio generally invests principally in equity securities but may also invest without limitation in fixed-income obligations issued or guaranteed by an Asian country or Australia or New Zealand when the Investment Manager or the Sub-Advisor determine such investments to be appropriate.


                    The Portfolio may invest up to 35% of its net assets as follows:


                    - Equity, fixed-income or convertible securities (including zero coupon securities) of companies located anywhere in the world, including the United States.

                    - Forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with a delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and securities it intends to purchase and the currencies in which they are denominated.


                    The Portfolio may invest up to 5% of its net assets in put and call options with respect to foreign currencies.



                    The Portfolio may invest up to 10% of its net assets in securities issued by other investment companies. The Investment Manager and/or Sub-Advisor may view these investments as necessary or advisable to participate in certain foreign markets where foreigners are prohibited from investing directly in the securities of individual companies without regulatory approval.

                    The Portfolio may invest in warrants and acquire warrants attached to other securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio relates to the Portfolio's investments in the Pacific region. In particular, adverse political, social or economic developments in the Pacific region or in a particular Pacific country could cause a substantial decline in the value of the Portfolio.

                    The Portfolio's investments in common stock are also subject to the risks that affect all common stocks. In particular, stock prices can fluctuate widely in response to activities specific to the issuer as well as general market economic and political conditions.

                    In addition, the Portfolio is subject to the risks associated with foreign securities generally. These risks include among other things the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. The Portfolio may invest a substantial portion of its assets in developing countries. These investments carry greater risks than those associated with investment in more developed countries.

                    In addition, the Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.


                    The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 6 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[End Sidebar]
[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Pacific Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995    5.74%
'96     3.89%
'97   -37.70%
'98   -10.40%
'99    66.09%
2000  -33.46%


                    Year-to-date total return as of March 31, 2001 was -10.61%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 25.61% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -27.57% (quarter ended December 31, 1997).


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
------------------------------------------------------------------------------------
                                                                         LIFE OF
                                                                        PORTFOLIO
                                          PAST 1 YEAR  PAST 5 YEARS  (SINCE 2/23/94)
------------------------------------------------------------------------------------
 Pacific Growth Portfolio                   -33.46%       -8.51%         -6.47%
------------------------------------------------------------------------------------
 MSCI World Index(1)                        -13.18%       12.12%         11.84%
------------------------------------------------------------------------------------


(1) The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets including securities representative of the market structure of 22 developed market countries in North America, Europe and the Asia/Pacific region. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price.
[End Sidebar]

THE EQUITY PORTFOLIO

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Equity Portfolio seeks as a primary objective growth of capital through investments in common stocks of companies believed by the Investment Manager to have potential for superior growth. As a secondary objective the Equity
                    Portfolio seeks income but only when consistent with its primary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 65% of its assets in equity securities and securities convertible into equity securities. In selecting investments, the "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., may employ valuation models based on various economic and market indicators. The Investment Manager currently utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.


                    The Investment Manager utilizes a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify at what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish that task, the Investment Manager establishes an economic forecast based on its short term and long term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.


                    The Portfolio may invest up to 35% of its net assets in corporate debt securities (including zero coupon securities) rated Aa or better by Moody's or AA or better by S&P, U.S. Government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and preferred stocks.


                    The Portfolio may invest in securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depository Receipts.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stock. In particular the price of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions. Stocks of small and medium capitalization companies in which the Portfolio may invest pose greater risk of volatility than is customarily associated with larger established companies as well as certain other additional risks.

                    Another principal risk relates to the Portfolio's investments in fixed-income securities. Fixed-income securities involve credit risk and interest rate risk. Credit risk relates to the possibility that an issuer could default on its obligation to pay principal and/or interest. Interest rate risk relates to the possibility that the value of securities may be adversely affected by fluctuations in interest rates.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Equity Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991   59.05%
'92     0.05%
'93    19.72%
'94    -4.91%
'95    42.53%
'96    12.36%
'97    37.43%
'98    30.45%
'99    58.59%
2000  -12.35%


                    Year-to-date total return as of March 31, 2001 was -20.81%.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 38.61% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -13.45 (quarter ended December 31, 2000).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
-----------------------------------------------------------------------------
                                     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
-----------------------------------------------------------------------------
 Equity Portfolio                      -12.35%       22.87%        21.87%
-----------------------------------------------------------------------------
 S&P 500 Index(1)                      -9.10%        18.32%        17.44%
-----------------------------------------------------------------------------



(1) The Standard and Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]

THE S&P 500 INDEX PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

                    The S&P 500 Index Portfolio seeks to provide investment results that before expenses, correspond to the total return (I.E., the combination of capital changes and income) of the Standard & Poor's-Registered Trademark- 500 Composite Stock Price Index ("S&P 500 Index").


[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


                    The Portfolio will normally invest at least 80% of its assets in common stocks included in the S&P 500 Index. The "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., "passively" manages the Portfolio's assets by investing in stocks in approximately the same proportion as they are represented in the S&P 500 Index. For example, where the common stock of a specific company represents five percent of the Index, the Investment Manager typically will invest five percent of the Portfolio's assets in that stock. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States.


                    The Portfolio may purchase and sell stock index futures to simulate investment in the S&P 500. Generally stock index futures may be employed to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes.

                    The Portfolios may invest in securities referred to as SPDRs (known as "spiders") that are designed to track the S&P 500 Index. SPDRs represent an ownership interest in the SPDR Trust, which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Index. SPDRs trade on the American Stock Exchange like shares of common stock. The Portfolio may invest up to 10% of its total assets in the aggregate in SPDRs.
                             -----------------------------------------

                    "Standard & Poor's-Registered Trademark-,"
                    "S&P-Registered Trademark-,"
                    "S&P 500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the S&P 500 Index Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio. (Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the issuer, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

                    Another risk of investing in the Portfolio arises from its operation as a "passively" managed index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Portfolio. The Portfolio will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Investment Manager will not sell the Portfolio's securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Portfolio shareholders who sell (redeem) Portfolio shares.


                    The performance of the S&P 500 Index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing which will be borne by the Portfolio and any incremental operating costs borne by the Portfolio (E.G., management fee, transfer agency and accounting costs). Accordingly, the performance of the Portfolio may not correlate directly with the performance of the S&P 500 Index.



                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 2 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the S&P 500 Index Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1999  20.23%
2000  -9.38%


                    Year-to-date total return as of March 31, 2001 was -11.87%.



                    During the period shown in the bar chart, the highest return for a calendar quarter was 14.69% (quarter ended
                    December 31, 1999) and the lowest return for a calendar quarter was -7.87% (quarter ended December 31, 2000).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
----------------------------------------------------------------------
                                                         LIFE OF THE
                                                          PORTFOLIO
                                          PAST 1 YEAR  (SINCE 5/18/98)
----------------------------------------------------------------------
 S&P 500 Index Portfolio                    -9.38%          7.96%
----------------------------------------------------------------------
 S&P 500 Index(1)                           -9.10%          8.36%
----------------------------------------------------------------------



(1) The Standard and Poor's 500 Index (S&P 500-Registered Trademark- Index) is a broad-based index, the performance of which is based on the performance of 500 widely- held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]

THE COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Competitive Edge "Best Ideas" Portfolio seeks long-term capital growth.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in common stock of companies included in the "Best Ideas" subgroup of "Global Investing: The Competitive Edge," a research compilation assembled by Morgan Stanley Dean Witter ("MSDW") Equity Research -- and other securities selected by the Portfolio's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc.


                    THE COMPETITIVE EDGE "BEST IDEAS" LIST. MSDW Equity Research is recognized as a world leader in global financial research and provides comprehensive research and in-depth knowledge about general markets and specific companies from around the world. It believes that companies with a sustainable competitive edge in the operations of their businesses are worth more than their weaker competitors. Through its ongoing research and analysis, MSDW Equity Research has developed and undertaken a comprehensive study which it calls "Global Investing: The Competitive Edge" which represents the list of those companies.


                    MSDW Equity Research group's research analysts and strategists presently evaluate approximately 2,100 companies in 21 industry sectors worldwide. An initial comprehensive review was conducted in October 1996 and identified 238 of these companies as having a long-term sustainable competitive advantage in the global arena (the "Competitive Edge List"). The criteria used to select companies that have a global competitive advantage vary according to industry sector. The Competitive Edge List is currently updated periodically. From the Competitive Edge List, MSDW Equity Research then assembles a subgroup of approximately 40 companies which it considers at that time to be the most attractive investment opportunities of the companies identified as having a long-term sustainable competitive advantage in the global arena (the "Competitive Edge 'Best Ideas' List"). The Competitive Edge "Best Ideas" List is updated continuously.



                    It is the intention of the Investment Manager that generally at least 1% and not more than 5% of the Portfolio's net assets will be invested in each company on the Competitive Edge "Best Ideas" List. The Portfolio will purchase any security which is added to the Competitive Edge "Best Ideas" List, and generally will sell a security which is eliminated from the Competitive Edge "Best Ideas" List as soon as practicable after the Competitive Edge "Best Ideas" List has been updated by MSDW Equity Research. Accordingly, securities may be purchased and sold by the Portfolio when such purchases and sales would not be made under traditional investment criteria.

                    The Portfolio may at times purchase securities that are not included on the Competitive Edge "Best Ideas" List but are on the Competitive Edge List or, in the event that the Investment Manager believes that there are no suitable securities on the Competitive Edge List, the Portfolio may purchase securities outside the list. Securities that are not on the Competitive Edge "Best Ideas" List generally will not exceed 35% of the Portfolio's net assets.


                    The Portfolio's investments may include forward currency contracts which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The Portfolio invests principally in securities included on the Competitive Edge "Best Ideas" List which currently consists of 40 companies. As a result of the small universe of stocks in which the Portfolio invests it may be subject to greater risks than would a more diversified company. At times the Portfolio may be restricted in its ability to purchase or sell securities on the Competitive Edge "Best Ideas" List as a result of activities of affiliates of the Investment Manager. In addition, performance of the securities included in the List cannot be used to predict the performance of the Portfolio, an actively managed mutual fund.

                    The Competitive Edge "Best Ideas" List is not compiled with any particular client or product in mind and is not, and will not be, compiled with the Portfolio in mind. When selecting the companies for the list, MSDW Equity Research does not take into account country or currency risks, and country or industry sector diversification concerns. MSDW publishes other lists of recommended securities that could be appropriate for Portfolio investors but which will not be used by the Investment Manager for choosing securities for the Portfolio. MSDW Equity Research could at any time cease publishing the Competitive Edge "Best Ideas" List. In that event the Board of Trustees will make a determination of how to proceed in the best interest of shareholders of the Portfolio consistent with the Portfolio's investment objective.


                    The activities of affiliates of the Investment Manager, including but not limited to Morgan Stanley DW Inc. or Morgan Stanley & Co. Incorporated, may from time to time limit the Portfolio's ability to purchase or sell securities on the Competitive Edge "Best Ideas" List. In addition, the List is available to other clients of MSDW and its affiliates, including the Investment Manager, as well as the Portfolio. The list is also subject to restrictions related to MSDW's other businesses, and particular securities may or may not be on the list due to other business concerns of, or legal restrictions applicable to, MSDW.

                    As a diversified financial services firm, with three primary businesses -- securities, asset management and credit services -- MSDW provides a wide range of financial services to issuers of securities and investors in securities. MSDW and others associated with it may create markets or specialize in, have positions in and affect transactions in securities of companies included on its research lists and may also perform or seek to perform investment banking services for those companies. Within the last three years MSDW may have managed or co-managed public security offerings for companies included on their research lists, and they or their employees may have a long or short position on holdings in the securities, or options on securities, or other related investments of companies included on their research lists.


                    The Portfolio may invest a substantial portion of its assets in foreign securities. Foreign securities investments may be adversely affected by changes in currency exchange rates. In addition, investment in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.



                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 2 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Competitive Edge "Best Ideas"
                    Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1999   26.88%
2000  -17.39%


                    Year-to-date total return as of March 31, 2001 was -16.70%.



                    During the period shown in the bar chart, the highest return for a calendar quarter was 18.60% (quarter ended
                    December 31, 1999) and the lowest return for a calendar quarter was -11.63% (quarter ended December 31, 2000).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
----------------------------------------------------------------------
                                                           LIFE OF
                                                          PORTFOLIO
                                          PAST 1 YEAR  (SINCE 5/18/98)
----------------------------------------------------------------------
 Competitive Edge "Best Ideas" Portfolio    -17.39%         1.07%
----------------------------------------------------------------------
 MSCI World Index(1)                        -13.18%         6.56%
----------------------------------------------------------------------


(1) The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets including securities representative of the market structure of 22 developed market countries in North America, Europe and the Asia/Pacific region. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index does not include any fees or charges. The Index is unmanaged and should not be considered an investment.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]

THE AGGRESSIVE EQUITY PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Aggressive Equity Portfolio seeks long-term capital growth.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 65% of its assets in common stocks and other equity securities of companies that the "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., believes offer the potential for superior earnings growth. The Portfolio's other equity securities may include preferred stocks, securities convertible into common stock, rights and warrants. No more than 25% of the Portfolio's net assets may be invested in foreign equity or fixed-income securities denominated in a foreign currency and traded primarily in non-U.S. markets.


                    The Investment Manager utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens. Company selection is based on the Investment Manager's own analysis and research reports as well as analysis from the equity research departments of recognized securities firms. The Investment Manager has no general criteria as to the market capitalization or asset size of the companies selected for investment and, accordingly, the Portfolio may invest in small and medium-sized companies in addition to larger, more established companies.

                    The Investment Manager utilizes a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify at what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish that task, the Investment Manager establishes an economic forecast based on its short term and long term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.


                    The Portfolio may invest up to 35% of its net assets as follows:


                    - (a) fixed-income securities of U.S. companies,
                      (b) fixed-income securities of foreign companies and governments and international organizations, (c) U.S. Government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and (d) real estate investment trusts (commonly known as "REITs"). However, no more than 5% of the

                      Portfolio's assets may be invested in debt securities rated lower than investment grade, or if unrated of comparable quality as determined by the Investment Manager (commonly known as "junk bonds").

                    - Forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.


                    - Put and call options and futures with respect to financial instruments, stock and interest rate indexes and foreign currencies (limit of 5% of its net assets for the purchase of put and call options). Options and futures may be used to seek higher returns or to seek to protect against a decline in security or currency prices or an increase in prices of securities or currencies that may be purchased.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The Portfolio may invest a substantial portion of its assets in securities issued by small and medium sized companies. Investment in small and medium size companies involves greater risk of volatility than is customarily associated with investment in larger established companies as well as certain other additional risks.

                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]

ANNUAL TOTAL RETURNS


This chart shows the performance of the Portfolio's Class X shares for the past calendar year.



AVERAGE ANNUAL


TOTAL RETURNS



This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[End Sidebar]


[ICON]              PAST PERFORMANCE

--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Aggressive Equity Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.



                    ANNUAL TOTAL RETURNS - CALENDAR YEARS


                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2000  -1.75%


                    Year-to-date total return as of March 31, 2001 was -21.38%.



                    During the period shown in the bar chart, the highest return for a calendar quarter was 9.65% (quarter ended September 30, 2000) and the lowest return for a calendar quarter was -13.11 (quarter ended December 31, 2000).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
-----------------------------------------------------------------------
                                                           LIFE OF
                                                          PORTFOLIO
                                          PAST 1 YEAR  (SINCE 05/04/99)
-----------------------------------------------------------------------
 Aggressive Equity Portfolio                -1.75%          24.29%
-----------------------------------------------------------------------
 S&P 500 Index(1)                           -9.10%          0.68%
-----------------------------------------------------------------------



(1) The Standard and Poor's 500 Index (S&P 500-Registered Trademark- Index) is a broad-based index, the performance of which is based on the performance of 500 widely- held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[Sidebar]
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]

THE INFORMATION PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Information Portfolio seeks long-term capital appreciation.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 65% of its assets in common stocks and investment grade convertible securities of companies located throughout the world that are engaged in the communications and information industry. The Portfolio normally holds common stocks and other equity securities of companies located in at least three countries, one of which is the United States. It may invest up to 50% of its net assets in the securities (including depository receipts) of foreign companies; however, it will not invest more than 25% of its net assets in any one foreign country. In addition, the Portfolio will not invest more than 10% of its assets in convertible securities. In deciding which securities to buy, hold or sell, the "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., considers business, economic and political conditions, as well as the growth potential of the securities.


                    A company is considered to be in the communications and information industry if it derives at least 35% of its revenues or earnings from, or devotes at least 35% of its assets to:

                    - designing, developing, manufacturing, providing or
                      enabling the following products and services: regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer equipment, enabling software, mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; and emerging technologies combining telephone, television and/or computer systems; or

                    - the creation, packaging, distribution, and ownership of
                      entertainment and information programming.


                    The Portfolio may invest up to 35% of its assets in investment grade corporate fixed-income securities and U.S. government securities. The Portfolio's fixed-income investments may include zero coupon securities.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The Portfolio concentrates its investments in the communications and information industry. Because of this concentration, the value of the Portfolio's shares may be more volatile than that of mutual funds that do not similarly concentrate their investments. The communications and information industry may be subject to greater changes in governmental policies and governmental regulation than in many other industries in the United States and worldwide. Regulatory approval requirements, ownership restrictions and restrictions on rates of return and types of services that may be offered may materially affect the products and services of this industry. Additionally, the products and services of companies in this industry may be subject to faster obsolescence as a result of greater competition, advancing technological developments, and changing market and consumer preferences. As a result, the securities of companies in this industry may exhibit greater price volatility than those of companies in other industries.

                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.



                    The Portfolio commenced operations on November 6, 2000 and prior to the date of this PROSPECTUS did not have a full calendar year of performance to report.

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]

THE STRATEGIST PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Strategist Portfolio seeks high total investment return through a fully managed investment policy utilizing equity, fixed-income and money market securities and the writing of covered call and put options.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., will actively allocate the Portfolio's assets among the major asset categories of equity securities, fixed-income securities and money market instruments. Assets are allocated by the Investment Manager based on among other things, its assessment of economic and market trends on different sectors of the market. There is no limit as to the percentage of assets that may be allocated to any one asset class. The Investment Manager does not, however, currently intend to write covered call or put options.

                    Within the equity sector, the Investment Manager actively allocates funds to those economic sectors it expects to benefit from major trends and to individual stocks which it considers to have superior investment potential.

                    Within the fixed-income sector of the market, the Investment Manager seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment grade bonds, including short-term and intermediate-term bonds.

                    Within the money market sector of the market, the Investment Manager seeks to maximize returns by exploiting spreads among short-term instruments.


                    Securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, investment grade debt securities (including zero coupon securities), U.S. Government securities, mortgage-backed securities, including CMOs, asset-backed securities, real estate investment trusts (commonly known as "REITs") and money market instruments. The Portfolio is not limited as to the maturities of the U.S. government securities and other debt securities in which it may invest.



                    The Portfolio may invest up to 20% of its assets in securities issued by foreign governments and foreign private issuers but not more than 10% of its assets in securities denominated in a foreign currency. The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.



                    MORTGAGE-BACKED SECURITIES. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payment that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.



                    COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.



                    ASSET-BACKED SECURITIES. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The Portfolio's investment in fixed-income securities are subject to credit risk and interest rate risk. Credit risk refers to a possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debts. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.


                    There are also particular risks associated with the Portfolio's investments in mortgage-backed securities, which include CMOs, and asset-backed securities. For example, mortgage-backed securities and asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.



                    There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.


                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of broad measures of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Strategist Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991  28.26%
'92    7.24%
'93   10.38%
'94    3.94%
'95    9.40%
'96   15.02%
'97   13.71%
'98   26.55%
'99   17.35%
2000   1.64%


                    Year-to-date total return as of March 31, 2001 was -10.21%.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 17.60% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -7.88% (quarter ended September 30, 1998).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
--------------------------------------------------------------------------------
                                      PAST 1 YEAR    PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
 Strategist Portfolio                         1.64%     14.57%        13.05%
--------------------------------------------------------------------------------
 S&P 500 Index(1)                            -9.10%     18.32%        17.44%
--------------------------------------------------------------------------------
 Lehman Brothers U.S.
 Government/Credit Index(2)                  11.85%      6.24%         8.00%
--------------------------------------------------------------------------------



(1) The Standard and Poor's 500 Index (S&P 500-Registered Trademark- Index) is a broad-based index, the performance of which is based on the performance of 500 widely- held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(2) The Lehman Brothers U.S. Government/Credit Index (formerly Lehman Brothers Government/Corporate Index) tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

ADDITIONAL INVESTMENT STRATEGY INFORMATION


                    This section provides additional information relating to each Portfolio's principal investment strategies.


                    INVESTMENT DISCRETION. In pursuing each Portfolio's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis - and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others. The Sub-Advisor has a similar degree of discretion.

                    DEFENSIVE INVESTING. Each Portfolio (other than the Money Market Portfolio and the S&P 500 Index Portfolio) may take temporary "defensive" positions in attempting to respond to adverse market conditions. Each Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager or Sub-Advisor, as the case may be, believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When a Portfolio takes a defensive position, it may not achieve its investment objective(s).


                    INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio apply at the time a Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require a Portfolio to sell any Portfolio security. However, a Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any changes.


                    PORTFOLIO TURNOVER. Each Portfolio, other than the S&P 500 Index Portfolio and the Competitive Edge "Best Ideas" Portfolio, may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows recent portfolio turnover rates for each Portfolio (other than the Information Portfolio, which prior to the date of this PROSPECTUS had not commenced operations). A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

ADDITIONAL RISK INFORMATION

                    This section provides additional information relating to the principal risks of investing in the Portfolios.

                    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                            *    *    *

                    The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described. See "The Portfolios" for a description of the investments which each Portfolio may make.

                    FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

                    Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) Accordingly, a rise in the general level of interest rates may cause the price of a Portfolio's fixed-income securities to fall substantially. As merely illustrative of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.
                               HOW INTEREST RATES AFFECT BOND PRICES


                                        PRICE PER $1,000 OF A BOND IF
                                               INTEREST RATES:
                                        ------------------------------
                                           INCREASE        DECREASE
                                        --------------  --------------
BOND MATURITY                   COUPON    1%      2%      1%      2%
----------------------------------------------------------------------
 1 year                          N/A    $1,000  $1,000  $1,000  $1,000
----------------------------------------------------------------------
 5 years                         5.75%  $  992  $  959  $1,063  $1,101
----------------------------------------------------------------------
 10 years                        5.75%  $  976  $  913  $1,118  $1,120
----------------------------------------------------------------------
 30 years                        6.25%  $  973  $  858  $1,287  $1,502
----------------------------------------------------------------------



                    Coupons reflect yields on Treasury securities as of December 31, 2000. The table is not representative of price changes for mortgage-backed securities principally because of prepayments, and it is not representative of junk bonds. In addition, the table is an illustration and does not represent expected yields or share price changes of any Morgan Stanley Dean Witter mutual fund.


                    MORTGAGE-BACKED SECURITIES. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

                    Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce a Portfolio's yield, increase the volatility of the Portfolio and/ or cause a decline in net asset value. Certain mortgage-backed securities in which a Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.


                    COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/ or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, a Portfolio could sustain a loss.



                    ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.


                    JUNK BONDS. A Portfolio's investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Investment Manager or Sub-Advisor (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

                    SECURITIES RATED IN THE LOWEST INVESTMENT GRADE
                    CATEGORY. Investments in the fixed-income securities rated in the lowest investment grade category by Moody's or S&P (Baa by Moody's or BBB by S&P) may have speculative characteristics and therefore changes in economic or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

                    FOREIGN SECURITIES. Foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, a Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.


                    Foreign securities also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.



                    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of a Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.



                    Depository receipts involve substantially identical risks to those associated with direct investment in foreign securities.

                    The foreign securities in which certain of the Portfolios may invest (in particular the Pacific Growth Portfolio) may be issued by companies located in developing countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential loss (as well as gain) than securities of companies located in developed countries.

                    SMALL & MEDIUM CAPITALIZATION COMPANIES. A Portfolio's investments in smaller and medium sized companies carry more risk than investments in larger companies. While some of a Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on a Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for a Portfolio to obtain market quotations based on actual trades, for purposes of valuing a Portfolio's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of a Portfolio's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

                    OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Investment Manager's or the Sub-Advisor's predictions of movements in the direction of the stock, bond, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

                    FORWARD CURRENCY CONTRACTS. A Portfolio's participation in forward currency contracts also involves risks. If the Investment Manager or Sub-Advisor employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.


                    REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs pool investors funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when a Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.

[Sidebar]
MORGAN STANLEY DEAN WITTER ADVISORS INC.

The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Dean Witter Services Company Inc., its wholly-owned subsidiary, had approximately $145 billion in assets under management as of March 31, 2001.

[End Sidebar]

PORTFOLIO MANAGEMENT

                    Morgan Stanley Dean Witter Advisors Inc. is the Investment Manager to each Portfolio. Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and (except for the Pacific Growth and European Growth Portfolios) invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.


                    Each of the Pacific Growth and European Growth Portfolios has retained the Investment Manager to supervise the investment of its assets. The Investment Manager has, in turn, contracted with the Sub-Advisor - Morgan Stanley Investment Management Inc. - to invest each Portfolio's assets, including the placing of orders for the purchase and sale of portfolio securities. The Sub-Advisor also is a subsidiary of Morgan Stanley Dean Witter & Co. Its main business office is located at 1221 Avenue of the Americas, New York, NY 10020.



                    Each Portfolio pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to each Portfolio, and for Portfolio expenses assumed by the Investment Manager. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2000, each Portfolio accrued total compensation to the Investment Manager as set forth in the following table.



                                                    MANAGEMENT FEES AS A
                                                    PERCENTAGE OF AVERAGE
NAME OF PORTFOLIO                                     DAILY NET ASSETS
-------------------------------------------------------------------------
 The Money Market Portfolio                                      0.50%
-------------------------------------------------------------------------
 The Short-Term Bond Portfolio                                   0.45%
-------------------------------------------------------------------------
 The Quality Income Plus Portfolio                               0.50%
-------------------------------------------------------------------------
 The High Yield Portfolio                                        0.50%
-------------------------------------------------------------------------
 The Utilities Portfolio                                         0.64%
-------------------------------------------------------------------------
 The Income Builder Portfolio                                    0.75%
-------------------------------------------------------------------------
 The Dividend Growth Portfolio                                   0.53%
-------------------------------------------------------------------------
 The Capital Growth Portfolio                                    0.65%
-------------------------------------------------------------------------
 The Global Dividend Growth Portfolio                            0.75%
-------------------------------------------------------------------------
 The European Growth Portfolio                                   0.94%(1)
-------------------------------------------------------------------------
 The Pacific Growth Portfolio                                    0.95%(1)
-------------------------------------------------------------------------
 The Equity Portfolio                                            0.49%
-------------------------------------------------------------------------
 The S&P 500 Index Portfolio                                     0.40%(2)
-------------------------------------------------------------------------
 The Competitive Edge "Best Ideas" Portfolio                     0.65%
-------------------------------------------------------------------------
 The Aggressive Equity Portfolio                                 0.75%
-------------------------------------------------------------------------
 The Information Portfolio                                       0.75%(3)
-------------------------------------------------------------------------
 The Strategist Portfolio                                        0.50%
-------------------------------------------------------------------------



(1)  40% of the Investment Manager's compensation is paid to the Sub-Advisor.
(2) The Investment Manager has permanently undertaken to cap total expenses of the S&P 500 Index Portfolio (other than brokerage fees) at 0.50% of average daily net assets.

(3) The management fee shown in the table is the contractual fee that the Fund has agreed to pay respecting the Information Portfolio pursuant to the Fund's Management Agreement with the Investment Manager. In addition, the Investment Manager has agreed to assume all operating expenses (except for brokerage fees) and waive the compensation provided in its Management Agreement until such time as the Portfolio has $50 million of net assets or until December 31, 2001, whichever occurs first.

                    The following individuals are primarily responsible for the day-to-day management of certain of the Portfolios of the Fund. Except as otherwise noted, each individual designated as a primary portfolio manager of a particular Portfolio has been a primary portfolio manager of the Portfolio for over five years or since the inception of the Portfolio (if less than five years) and has been a portfolio manager with the Investment Manager or the Sub-Advisor for over five years.



                    SHORT-TERM BOND PORTFOLIO - The Portfolio is managed by the Taxable Fixed-Income Group. Current members of the team include David Horowitz, a Vice President of the Investment Manager, and Charles Moon, a Vice President of the Investment Manager.



                    QUALITY INCOME PLUS PORTFOLIO - Angelo Manioudakis and Mr. Moon have been the Portfolio's primary portfolio managers since February 2001. Mr. Manioudakis is a Principal of the Investment Manager, the Sub-Advisor and Miller Anderson & Sherrerd, LLP ("MAS").



                    HIGH YIELD PORTFOLIO - Stephen F. Esser, Robert E. Angevine, Gordon W. Loery and Deanna L. Loughnane have been the primary portfolio managers of the Portfolio since January 2001. Mr. Esser is a Managing Director of the Investment Manager, the Sub-Advisor and MAS. Messrs. Angevine and Loery and Ms. Loughnane are Principals of the Investment Manager, the Sub-Advisor and MAS. Ms. Loughnane has been managing portfolios for MAS and investment advisory affiliates of MAS since 1997, prior to which time she was a Vice President and Senior Corporate Bond Analyst for Putnam Investments from 1993-1997.



                    UTILITIES PORTFOLIO - Edward F. Gaylor is the primary portfolio manager of the equity portion of the Portfolio, assisted by Ronald B. Silvestri, and Messrs. Manioudakis and Moon are the primary portfolio managers of the fixed-income portion of the Portfolio. Mr. Gaylor is a Principal of the Investment Manager and Mr. Silvestri, a Vice President of the Investment Manager, has assisted Mr. Gaylor since May 2000. Messrs. Manioudakis and Moon have been primary portfolio managers of the Portfolio since February 2001.



                    INCOME BUILDER PORTFOLIO - Paul D. Vance, a Managing Director of the Investment Manager, and Catherine Maniscalco, a Vice President of the Investment Manager, are the primary portfolio managers of the Portfolio.
                    Ms. Maniscalco has been a primary portfolio manager of the Portfolio since August 1999.



                    DIVIDEND GROWTH PORTFOLIO - The Portfolio is managed by the Large Cap Value Equity Team. Current members of the team include Mr. Vance, and Richard Behler, a Principal of the Investment Manager.



                    CAPITAL GROWTH PORTFOLIO - Peter Hermann, a Vice President of the Investment has been the primary portfolio manager of the Portfolio since May 1996. Effective December 2001, the Portfolio will be managed by the Capital Growth team of the

                    Large Cap Growth Equity Group. Current members of the team include Peter Hermann, a Vice President of the Investment Manager and Gustave Scacco, an Assistant Vice President of the Investment Manager.



                    GLOBAL DIVIDEND GROWTH PORTFOLIO - The Portfolio is managed by the Large Cap Value Equity team. Current members of the team include Mr. Vance and Matthew Haynes, a Vice President of the Investment Manager.



                    EUROPEAN GROWTH PORTFOLIO - Jeremy Lodwick, a Principal of the Sub-Advisor, has been the primary portfolio manager of the Portfolio since December 1998. Prior thereto,
                    Mr. Lodwick was a portfolio manager with Morgan Grenfell Investment Services Limited for over five years, where he was the Portfolio's primary portfolio manager from April 1994 to April 1998.



                    PACIFIC GROWTH PORTFOLIO - Ashutosh Sinha, a Principal of the Sub-Advisor, has been a primary portfolio manager of the Portfolio since November 1998. John R. Alkire, a Managing Director of the Sub-Advisor and President of Morgan Stanley Investment Advisory, Japan, has been a primary portfolio manager of the Portfolio since May 1999. Prior to June 1995, Mr. Sinha was an analyst at SBI Funds Management Ltd. (1993-1995).



                    EQUITY PORTFOLIO - Michelle Kaufman, a Managing Director of the Investment Manager, has been a primary portfolio manager of the Portfolio since May 1996, and has been the sole primary portfolio manager of the Portfolio since
                    December 1996.



                    S&P 500 INDEX PORTFOLIO - Guy G. Rutherfurd, Jr., a Managing Director of the Investment Manager, and Kevin Jung, Vice President of the Investment Manager, have been the primary portfolio managers of the Portfolio since May 1999. Prior to that date, Mr. Jung had assisted the former primary portfolio manager of the Portfolio since October 1998. Mr. Rutherfurd has been a portfolio manager with the Investment Manager since February 1997, prior to which time he was Executive Vice President and Chief Investment Officer of Nomura Asset Management (U.S.A.) Inc. (May 1992-February
                    1997). Mr. Jung has been a portfolio manager with the Investment Manager since September 1997, prior to which time he was a Vice President and portfolio manager with UBS Asset Management (NY) Inc. (April 1993-August 1997).



                    COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO - Mark Bavoso, a Managing Director of the Investment Manager, is the primary portfolio manager of the Portfolio. Effective July 2001, the Portfolio will be managed by the Competitive Edge-Best Ideas team of the Sector Fund Equity Group. Current members of the team include Mark Bavoso, a Managing Director of the Investment Manager, and Robert Rossetti, a Vice President of the Investment Manager.



                    AGGRESSIVE EQUITY PORTFOLIO - Anita H. Kolleeny, a Managing Director of the Investment Manager, is the primary portfolio manager of the Portfolio and co-management is provided by Ms. Kaufman.



                    INFORMATION PORTFOLIO - Mr. Rutherfurd and Armon Bar-Tur, a Principal of the Investment Manager, are the primary portfolio managers of the Portfolio.

                    Mr. Bar-Tur has been a portfolio manager with the Investment Manager since October 1996, prior to which time he was a research analyst with Merrill Lynch Asset Management. Effective May 2001, the Portfolio will be managed by the Information team of the Sector Fund Equity Group. Current members of the team include Armon Bar-Tur, a Principal of the Investment Manager, and Thomas Beigeron, a Vice President of the Investment Manager.



                    STRATEGIST PORTFOLIO - Mr. Bavoso is the Portfolio's primary portfolio manager responsible for overall asset allocation and investment of the equity portion of the Portfolio.
                    Mr. Bavoso has been the primary portfolio manager of the Portfolio since January 1994. Messrs. Manioudakis and Moon have been the primary portfolio managers responsible for managing the fixed-income portion of the Portfolio since February 2001.

SHAREHOLDER INFORMATION

[ICON]              PRICING FUND SHARES
--------------------------------------------------------------------------------
                    The price of shares of each Portfolio called "net asset value," is based on the value of its portfolio securities.

                    The net asset value for each Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

                    The value of each Portfolio's securities (other than the Money Market Portfolio) is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager (or, if applicable, the Sub-Advisor) determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the applicable Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

                    An exception to the general policy of using market prices concerns each Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

                    The Money Market Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market forces.

[ICON]              DISTRIBUTIONS
--------------------------------------------------------------------------------

                    Each Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." Each Portfolio earns income from stocks and/or interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." Each Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."


                    Dividends from net investment income and capital gains distributions, if any, are declared and paid as follows:

                                                                                    NET REALIZED
                                                                                    CAPITAL GAINS
                                          DIVIDENDS                                 DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET PORTFOLIO                   Declared and paid on each day the New     Declared and paid at least once per
                                          York Stock Exchange is open to            calendar year, net short-term gains may
                                          shareholders as of the close of business  be paid more frequently the preceding business day
----------------------------------------------------------------------------------------------------------------------------
 SHORT-TERM BOND, QUALITY INCOME PLUS     Declared and paid monthly                 Declared and paid at least once per year
 AND HIGH YIELD PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------------
 UTILITIES, INCOME BUILDER, DIVIDEND      Declared and paid quarterly               Declared and paid at least once per
 GROWTH, EQUITY AND STRATEGIST                                                      calendar year
 PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------------
 CAPITAL GROWTH, EUROPEAN GROWTH, GLOBAL  Declared and paid at least once per       Declared and paid at least once per
 DIVIDEND GROWTH, PACIFIC GROWTH, S&P     calendar year                             calendar year
 500 INDEX, COMPETITIVE EDGE "BEST
 IDEAS," AGGRESSIVE EQUITY AND
 INFORMATION PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------------

[ICON]              TAX CONSEQUENCES
--------------------------------------------------------------------------------
                    For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

FINANCIAL HIGHLIGHTS



          The financial highlights table is intended to help you understand the financial performance of each Portfolio's Class X and Class Y shares for the periods indicated. Prior to May 1, 2000, the Fund issued one Class of shares of each Portfolio, which, as of that date, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions).



          The information for the fiscal year ended December 31, 2000 has been audited by Deloitte & Touche, LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information for Class X shares for prior fiscal periods has been audited by other independent accountants.



                           NET ASSET      NET
                             VALUE     INVESTMENT   NET REALIZED   TOTAL FROM
                           BEGINNING     INCOME    AND UNREALIZED  INVESTMENT   DIVIDENDS TO   DISTRIBUTIONS
YEAR ENDED DECEMBER 31,    OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS   SHAREHOLDERS  TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
 MONEY MARKET
 CLASS X SHARES
 1996                        $ 1.00      $0.050        --            $ 0.050      $(0.050)         --
-------------------------------------------------------------------------------------------------------------
 1997                          1.00       0.051        --              0.051       (0.051)         --
-------------------------------------------------------------------------------------------------------------
 1998                          1.00       0.051        --              0.051       (0.051)         --
-------------------------------------------------------------------------------------------------------------
 1999                          1.00       0.047        --              0.047       (0.047)         --
-------------------------------------------------------------------------------------------------------------
 2000(a)                       1.00       0.058        --              0.058       (0.058)         --
-------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                       1.00       0.033        --              0.033       (0.033)         --
-------------------------------------------------------------------------------------------------------------
 SHORT-TERM BOND
 CLASS X SHARES
 1999(e)                      10.00        0.27        $(0.12)          0.15        (0.27)         --
-------------------------------------------------------------------------------------------------------------
 2000(a)                       9.88        0.51          0.05           0.56        (0.48)         --
-------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                       9.86        0.28          0.09           0.37        (0.28)         --
-------------------------------------------------------------------------------------------------------------
 QUALITY INCOME PLUS
 CLASS X SHARES
 1996                         10.96        0.71         (0.58)          0.13        (0.72)         --
-------------------------------------------------------------------------------------------------------------
 1997                         10.37        0.70          0.40           1.10        (0.70)         --
-------------------------------------------------------------------------------------------------------------
 1998                         10.77        0.68          0.23           0.91        (0.68)         --
-------------------------------------------------------------------------------------------------------------
 1999                         11.00        0.67         (1.14)         (0.47)       (0.67)         --
-------------------------------------------------------------------------------------------------------------
 2000(a)                       9.86        0.68          0.37           1.05        (0.69)         --
-------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                       9.80        0.38          0.42           0.80        (0.39)         --
-------------------------------------------------------------------------------------------------------------
 HIGH YIELD
 CLASS X SHARES
 1996                          6.26        0.77         (0.06)          0.71        (0.79)         --
-------------------------------------------------------------------------------------------------------------
 1997                          6.18        0.75         (0.06)          0.69        (0.75)         --
-------------------------------------------------------------------------------------------------------------
 1998                          6.12        0.71         (1.05)         (0.34)       (0.71)         --
-------------------------------------------------------------------------------------------------------------
 1999                          5.07        0.68         (0.74)         (0.06)       (0.68)         --
-------------------------------------------------------------------------------------------------------------
 2000(a)                       4.33        0.66         (1.90)         (1.24)       (0.66)         --
-------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                       3.92        0.37         (1.48)         (1.11)       (0.38)         --
-------------------------------------------------------------------------------------------------------------
 UTILITIES
 CLASS X SHARES
 1996                         14.68        0.55          0.70           1.25        (0.55)          $(0.04)
-------------------------------------------------------------------------------------------------------------
 1997                         15.34        0.57          3.46           4.03        (0.57)           (0.21)
-------------------------------------------------------------------------------------------------------------
 1998                         18.59        0.57          3.68           4.25        (0.57)           (1.02)
-------------------------------------------------------------------------------------------------------------
 1999                         21.25        0.55          2.08           2.63        (0.55)           (0.43)
-------------------------------------------------------------------------------------------------------------
 2000(a)                      22.90        0.49          0.17           0.66        (0.49)           (1.38)
-------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                      22.98        0.24          0.19           0.43        (0.35)           (1.38)
-------------------------------------------------------------------------------------------------------------

Further information about the performance of the Portfolios of the Fund is contained in the annual report. See the discussion under the caption "Charges and Other Deductions" in the accompanying prospectus for either the Variable Annuity Contracts or the Variable Life Contracts issued by the applicable insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

                                                                          NET ASSETS       RATIOS TO AVERAGE NET ASSETS
                               TOTAL                                        END OF       ---------------------------------
                           DIVIDENDS AND  NET ASSET VALUE                   PERIOD                          NET INVESTMENT
YEAR ENDED DECEMBER 31,    DISTRIBUTIONS   END OF PERIOD   TOTAL RETURN+   (000'S)       EXPENSES           INCOME (LOSS)
--------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET
 CLASS X SHARES
 1996                         $(0.050)         $ 1.00            5.11%     $340,238         0.52%                4.97%
--------------------------------------------------------------------------------------------------------------------------
 1997                          (0.051)           1.00            5.23       335,578         0.52                 5.10
--------------------------------------------------------------------------------------------------------------------------
 1998                          (0.051)           1.00            5.18       442,034         0.52                 5.04
--------------------------------------------------------------------------------------------------------------------------
 1999                          (0.047)           1.00            4.80       435,643         0.52                 4.68
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                       (0.058)           1.00            6.01       358,793         0.52                 5.83
--------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                       (0.033)           1.00            3.37(1)     13,813         0.77(2)              5.86(2)
--------------------------------------------------------------------------------------------------------------------------
 SHORT-TERM BOND
 CLASS X SHARES
 1999(e)                        (0.27)           9.88            1.56(1)      3,175         0.62(2)(5)           4.83(2)(5)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                        (0.48)           9.96            5.85         6,427         0.98                 5.08
--------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                        (0.28)           9.95            3.82(1)      1,430         1.17(2)              5.00(2)
--------------------------------------------------------------------------------------------------------------------------
 QUALITY INCOME PLUS
 CLASS X SHARES
 1996                           (0.72)          10.37            1.56       474,660         0.53                 6.84
--------------------------------------------------------------------------------------------------------------------------
 1997                           (0.70)          10.77           11.09       474,990         0.53                 6.71
--------------------------------------------------------------------------------------------------------------------------
 1998                           (0.68)          11.00            8.67       547,583         0.52                 6.23
--------------------------------------------------------------------------------------------------------------------------
 1999                           (0.67)           9.86           (4.32)      456,132         0.52                 6.45
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                        (0.69)          10.22           11.09       406,508         0.52                 6.90
--------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                        (0.39)          10.21            8.31(1)      5,176         0.77(2)              6.53(2)
--------------------------------------------------------------------------------------------------------------------------
 HIGH YIELD
 CLASS X SHARES
 1996                           (0.79)           6.18           11.98       259,549         0.51                12.59
--------------------------------------------------------------------------------------------------------------------------
 1997                           (0.75)           6.12           11.87       368,061         0.53                12.44
--------------------------------------------------------------------------------------------------------------------------
 1998                           (0.71)           5.07           (6.20)      364,079         0.53                12.27
--------------------------------------------------------------------------------------------------------------------------
 1999                           (0.68)           4.33           (1.33)      279,683         0.53                14.05
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                        (0.66)           2.43          (32.22)      128,646         0.54                17.40
--------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                        (0.38)           2.43          (30.02)(1)     1,947         0.79(2)             20.95(2)
--------------------------------------------------------------------------------------------------------------------------
 UTILITIES
 CLASS X SHARES
 1996                           (0.59)          15.34            8.68       440,662         0.67                 3.61
--------------------------------------------------------------------------------------------------------------------------
 1997                           (0.78)          18.59           27.15       458,134         0.67                 3.48
--------------------------------------------------------------------------------------------------------------------------
 1998                           (1.59)          21.25           23.76       560,803         0.67                 2.89
--------------------------------------------------------------------------------------------------------------------------
 1999                           (0.98)          22.90           12.71       580,487         0.67                 2.51
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                        (1.87)          21.69            3.03       551,734         0.66                 2.16
--------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                        (1.73)          21.68            2.07(1)     19,069         0.91(2)              1.93(2)
--------------------------------------------------------------------------------------------------------------------------


                           PORTFOLIO
                           TURNOVER
YEAR ENDED DECEMBER 31,      RATE
-------------------------
 MONEY MARKET
 CLASS X SHARES
 1996                          N/A
-------------------------
 1997                          N/A
-------------------------
 1998                          N/A
-------------------------
 1999                          N/A
-------------------------
 2000(a)                       N/A
-------------------------
 CLASS Y SHARES
 2000(b)                       N/A
-------------------------
 SHORT-TERM BOND
 CLASS X SHARES
 1999(e)                        56%(1)
-------------------------
 2000(a)                        16
-------------------------
 CLASS Y SHARES
 2000(b)                        16
-------------------------
 QUALITY INCOME PLUS
 CLASS X SHARES
 1996                          182
-------------------------
 1997                          171
-------------------------
 1998                          152
-------------------------
 1999                          119
-------------------------
 2000(a)                       105
-------------------------
 CLASS Y SHARES
 2000(b)                       105
-------------------------
 HIGH YIELD
 CLASS X SHARES
 1996                           57
-------------------------
 1997                           95
-------------------------
 1998                           93
-------------------------
 1999                           48
-------------------------
 2000(a)                         9
-------------------------
 CLASS Y SHARES
 2000(b)                         9
-------------------------
 UTILITIES
 CLASS X SHARES
 1996                            9
-------------------------
 1997                           13
-------------------------
 1998                            7
-------------------------
 1999                           10
-------------------------
 2000(a)                        13
-------------------------
 CLASS Y SHARES
 2000(b)                        13
-------------------------

                           NET ASSET      NET
                             VALUE     INVESTMENT   NET REALIZED   TOTAL FROM
                           BEGINNING     INCOME    AND UNREALIZED  INVESTMENT   DIVIDENDS TO   DISTRIBUTIONS
YEAR ENDED DECEMBER 31,    OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS   SHAREHOLDERS  TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
 INCOME BUILDER
 CLASS X SHARES
 1997(c)                     $10.00      $ 0.44        $ 1.76        $ 2.20        $(0.44)         --
-------------------------------------------------------------------------------------------------------------
 1998                         11.76        0.56         (0.19)         0.37         (0.56)          $(0.11)
-------------------------------------------------------------------------------------------------------------
 1999                         11.46        0.58          0.21          0.79         (0.56)           (0.25)++
-------------------------------------------------------------------------------------------------------------
 2000(a)                      11.44        0.55         (0.54)         0.01         (0.56)           (0.03)++
-------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                      11.15        0.32         (0.21)         0.11         (0.39)           (0.02)++
-------------------------------------------------------------------------------------------------------------
 DIVIDEND GROWTH
 CLASS X SHARES
 1996                         15.59        0.41          3.22          3.63         (0.41)           (0.41)
-------------------------------------------------------------------------------------------------------------
 1997                         18.40        0.41          4.20          4.61         (0.41)           (1.00)
-------------------------------------------------------------------------------------------------------------
 1998                         21.60        0.41          2.58          2.99         (0.41)           (2.05)
-------------------------------------------------------------------------------------------------------------
 1999                         22.13        0.39         (0.55)        (0.16)        (0.39)           (3.26)
-------------------------------------------------------------------------------------------------------------
 2000(a)                      18.32        0.31          0.02          0.33         (0.33)           (3.82)
-------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                      17.79        0.12          0.62          0.74         (0.22)           (3.82)
-------------------------------------------------------------------------------------------------------------
 CAPITAL GROWTH
 CLASS X SHARES
 1996                         15.22        0.08          1.65          1.73         (0.03)           (0.27)
-------------------------------------------------------------------------------------------------------------
 1997                         16.65        0.01          3.90          3.91         (0.08)           (2.19)
-------------------------------------------------------------------------------------------------------------
 1998                         18.29       (0.05)         3.59          3.54        --                (1.47)
-------------------------------------------------------------------------------------------------------------
 1999                         20.36       --             6.12          6.12        --                (2.75)
-------------------------------------------------------------------------------------------------------------
 2000(a)                      23.73        0.10          0.28          0.38        --                (4.05)
-------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                      24.55        0.03         (0.50)        (0.47)       --                (4.05)
-------------------------------------------------------------------------------------------------------------
 GLOBAL DIVIDEND GROWTH
 CLASS X SHARES
 1996                         11.69        0.24          1.75          1.99         (0.24)           (0.31)
-------------------------------------------------------------------------------------------------------------
 1997                         13.13        0.22          1.37          1.59         (0.23)           (0.60)
-------------------------------------------------------------------------------------------------------------
 1998                         13.89        0.24          1.45          1.69         (0.24)           (1.52)
-------------------------------------------------------------------------------------------------------------
 1999                         13.82        0.27          1.71          1.98         (0.29)           (1.07)
-------------------------------------------------------------------------------------------------------------
 2000(a)                      14.44        0.24         (0.64)        (0.40)        (0.09)           (1.22)
-------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                      13.96        0.08         (0.11)        (0.03)       --                (1.22)
-------------------------------------------------------------------------------------------------------------
 EUROPEAN GROWTH
 CLASS X SHARES
 1996                         17.53        0.17          4.91          5.08         (0.04)           (1.01)
-------------------------------------------------------------------------------------------------------------
 1997                         21.56        0.21          3.19          3.40         (0.24)           (1.18)
-------------------------------------------------------------------------------------------------------------
 1998                         23.54        0.15          5.53          5.68         (0.31)           (1.73)
-------------------------------------------------------------------------------------------------------------
 1999                         27.18        0.25          6.91          7.16         (0.19)           (2.68)
-------------------------------------------------------------------------------------------------------------
 2000(a)                      31.47        0.13         (1.43)        (1.30)        (0.18)           (4.62)
-------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                      32.26       (0.03)        (2.10)        (2.13)        (0.18)           (4.62)
-------------------------------------------------------------------------------------------------------------

                                                                             NET ASSETS         RATIOS TO AVERAGE NET ASSETS
                               TOTAL                                           END OF         ---------------------------------
                           DIVIDENDS AND  NET ASSET VALUE                      PERIOD                            NET INVESTMENT
YEAR ENDED DECEMBER 31,    DISTRIBUTIONS   END OF PERIOD   TOTAL RETURN+       (000'S)        EXPENSES           INCOME (LOSS)
-------------------------------------------------------------------------------------------------------------------------------
 INCOME BUILDER
 CLASS X SHARES
 1997(c)                       $(0.44)         $11.76          22.38%(1)     $   55,423          0.15%(2)(3)          5.73%(2)(3)
-------------------------------------------------------------------------------------------------------------------------------
 1998                           (0.67)          11.46           3.21             87,769          0.81                 5.09
-------------------------------------------------------------------------------------------------------------------------------
 1999                           (0.81)          11.44           7.06             81,616          0.81                 4.98
-------------------------------------------------------------------------------------------------------------------------------
 2000(a)                        (0.59)          10.86           0.17             59,383          0.81                 5.07
-------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                        (0.41)          10.85           1.06(1)             965          1.06(2)              5.17(2)
-------------------------------------------------------------------------------------------------------------------------------
 DIVIDEND GROWTH
 CLASS X SHARES
 1996                           (0.82)          18.40          23.96          1,288,404          0.57                 2.46
-------------------------------------------------------------------------------------------------------------------------------
 1997                           (1.41)          21.60          25.61          1,905,906          0.54                 2.06
-------------------------------------------------------------------------------------------------------------------------------
 1998                           (2.46)          22.13          14.28          2,249,927          0.53                 1.85
-------------------------------------------------------------------------------------------------------------------------------
 1999                           (3.65)          18.32          (2.39)         2,033,814          0.52                 1.82
-------------------------------------------------------------------------------------------------------------------------------
 2000(a)                        (4.15)          14.50           5.30          1,552,724          0.54                 2.07
-------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                        (4.04)          14.49           7.65(1)          19,083          0.79(2)              1.59(2)
-------------------------------------------------------------------------------------------------------------------------------
 CAPITAL GROWTH
 CLASS X SHARES
 1996                           (0.30)          16.65          11.55             86,862          0.73                 0.52
-------------------------------------------------------------------------------------------------------------------------------
 1997                           (2.27)          18.29          24.54            127,100          0.71                 0.01
-------------------------------------------------------------------------------------------------------------------------------
 1998                           (1.47)          20.36          19.63            138,603          0.70                (0.26)
-------------------------------------------------------------------------------------------------------------------------------
 1999                           (2.75)          23.73          33.29            171,251          0.72                 0.02
-------------------------------------------------------------------------------------------------------------------------------
 2000(a)                        (4.05)          20.06           1.28            183,151          0.69                 0.43
-------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                        (4.05)          20.03          (2.24)(1)          3,551          0.94(2)              0.30(2)
-------------------------------------------------------------------------------------------------------------------------------
 GLOBAL DIVIDEND GROWTH
 CLASS X SHARES
 1996                           (0.55)          13.13          17.49            334,821          0.85                 1.94
-------------------------------------------------------------------------------------------------------------------------------
 1997                           (0.83)          13.89          12.04            481,613          0.84                 1.61
-------------------------------------------------------------------------------------------------------------------------------
 1998                           (1.76)          13.82          12.53            484,228          0.84                 1.68
-------------------------------------------------------------------------------------------------------------------------------
 1999                           (1.36)          14.44          14.65            506,929          0.83                 1.90
-------------------------------------------------------------------------------------------------------------------------------
 2000(a)                        (1.31)          12.73          (2.50)           373,770          0.80                 1.88
-------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                        (1.22)          12.71           0.07(1)           2,211          1.05(2)              1.14(2)
-------------------------------------------------------------------------------------------------------------------------------
 EUROPEAN GROWTH
 CLASS X SHARES
 1996                           (1.05)          21.56          29.99            302,422          1.11                 0.97
-------------------------------------------------------------------------------------------------------------------------------
 1997                           (1.42)          23.54          16.07            391,441          1.12                 1.04
-------------------------------------------------------------------------------------------------------------------------------
 1998                           (2.04)          27.18          23.96            510,638          1.11                 0.65
-------------------------------------------------------------------------------------------------------------------------------
 1999                           (2.87)          31.47          29.11            579,705          1.04                 0.87
-------------------------------------------------------------------------------------------------------------------------------
 2000(a)                        (4.80)          25.37          (4.92)           508,366          1.00                 0.46
-------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                        (4.80)          25.33          (7.39)(1)         10,580          1.25(2)             (0.18)(2)
-------------------------------------------------------------------------------------------------------------------------------


                           PORTFOLIO
                           TURNOVER
YEAR ENDED DECEMBER 31,      RATE
-------------------------
 INCOME BUILDER
 CLASS X SHARES
 1997(c)                        41%(1)
-------------------------
 1998                           54
-------------------------
 1999                           43
-------------------------
 2000(a)                        51
-------------------------
 CLASS Y SHARES
 2000(b)                        51
-------------------------
 DIVIDEND GROWTH
 CLASS X SHARES
 1996                           23
-------------------------
 1997                           28
-------------------------
 1998                           45
-------------------------
 1999                           81
-------------------------
 2000(a)                        34
-------------------------
 CLASS Y SHARES
 2000(b)                        34
-------------------------
 CAPITAL GROWTH
 CLASS X SHARES
 1996                           98
-------------------------
 1997                          139
-------------------------
 1998                          248
-------------------------
 1999                          575
-------------------------
 2000(a)                       349
-------------------------
 CLASS Y SHARES
 2000(b)                       349
-------------------------
 GLOBAL DIVIDEND GROWTH
 CLASS X SHARES
 1996                           39
-------------------------
 1997                           48
-------------------------
 1998                           52
-------------------------
 1999                           43
-------------------------
 2000(a)                        40
-------------------------
 CLASS Y SHARES
 2000(b)                        40
-------------------------
 EUROPEAN GROWTH
 CLASS X SHARES
 1996                           43
-------------------------
 1997                           45
-------------------------
 1998                           56
-------------------------
 1999                           55
-------------------------
 2000(a)                        78
-------------------------
 CLASS Y SHARES
 2000(b)                        78
-------------------------

                           NET ASSET      NET
                             VALUE     INVESTMENT   NET REALIZED   TOTAL FROM
                           BEGINNING     INCOME    AND UNREALIZED  INVESTMENT   DIVIDENDS TO   DISTRIBUTIONS
YEAR ENDED DECEMBER 31,    OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS   SHAREHOLDERS  TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
 PACIFIC GROWTH
 CLASS X SHARES
 1996                        $ 9.70      $ 0.05        $ 0.32        $ 0.37        $(0.11)         --
-------------------------------------------------------------------------------------------------------------
 1997                          9.96        0.12         (3.82)        (3.70)        (0.14)         --
-------------------------------------------------------------------------------------------------------------
 1998                          6.12        0.06         (0.75)        (0.69)        (0.28)         --
-------------------------------------------------------------------------------------------------------------
 1999                          5.15        0.04          3.33          3.37         (0.06)         --
-------------------------------------------------------------------------------------------------------------
 2000(a)                       8.46       --            (2.78)        (2.78)        (0.12)         --
-------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                       7.70       (0.01)        (2.01)        (2.02)        (0.12)         --
-------------------------------------------------------------------------------------------------------------
 EQUITY
 CLASS X SHARES
 1996                         27.14        0.16          2.70          2.86         (0.16)          $(3.45)
-------------------------------------------------------------------------------------------------------------
 1997                         26.39        0.18          9.27          9.45         (0.18)           (2.08)
-------------------------------------------------------------------------------------------------------------
 1998                         33.58        0.25          9.47          9.72         (0.25)           (4.47)
-------------------------------------------------------------------------------------------------------------
 1999                         38.58        0.22         20.48         20.70         (0.22)           (5.18)
-------------------------------------------------------------------------------------------------------------
 2000(a)                      53.88        0.30         (6.46)        (6.16)        (0.29)           (7.75)
-------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                      49.12        0.21         (1.68)        (1.47)        (0.24)           (7.75)
-------------------------------------------------------------------------------------------------------------
 S&P 500 INDEX
 CLASS X SHARES
 1998(d)                      10.00        0.06          1.16          1.22        --              --
-------------------------------------------------------------------------------------------------------------
 1999                         11.22        0.06          2.21          2.27         (0.03)           (0.03)
-------------------------------------------------------------------------------------------------------------
 2000(a)                      13.43        0.12         (1.37)        (1.25)        (0.07)           (0.06)
-------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                      13.47        0.04         (1.34)        (1.30)        (0.07)           (0.06)
-------------------------------------------------------------------------------------------------------------
 COMPETITIVE EDGE "BEST
IDEAS"
 CLASS X SHARES
 1998(d)                      10.00        0.07         (0.25)        (0.18)       --              --
-------------------------------------------------------------------------------------------------------------
 1999                          9.82        0.06          2.56          2.62         (0.07)         --
-------------------------------------------------------------------------------------------------------------
 2000(a)                      12.37        0.06         (2.20)        (2.14)        (0.05)         --
-------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                      12.03       --            (1.82)        (1.82)        (0.05)         --
-------------------------------------------------------------------------------------------------------------
 AGGRESSIVE EQUITY
 CLASS X SHARES
 1999(e)                      10.00        0.05          4.55          4.60         (0.03)         --
-------------------------------------------------------------------------------------------------------------
 2000(a)                      14.57        0.05         (0.30)        (0.25)        (0.01)         --
-------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                      14.66        0.03         (0.39)        (0.36)        (0.01)         --
-------------------------------------------------------------------------------------------------------------
 INFORMATION FUND
 CLASS X SHARES
 2000(f)                      10.00        0.06         (0.75)        (0.69)       --              --
-------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(f)                      10.00        0.05         (0.74)        (0.69)       --              --
-------------------------------------------------------------------------------------------------------------

                                                                             NET ASSETS         RATIOS TO AVERAGE NET ASSETS
                               TOTAL                                           END OF         ---------------------------------
                           DIVIDENDS AND  NET ASSET VALUE                      PERIOD                            NET INVESTMENT
YEAR ENDED DECEMBER 31,    DISTRIBUTIONS   END OF PERIOD   TOTAL RETURN+       (000'S)        EXPENSES           INCOME (LOSS)
-------------------------------------------------------------------------------------------------------------------------------
 PACIFIC GROWTH
 CLASS X SHARES
 1996                          $(0.11)         $ 9.96            3.89%       $  144,536          1.37%                1.01%
-------------------------------------------------------------------------------------------------------------------------------
 1997                           (0.14)           6.12          (37.70)           68,904          1.44                 1.09
-------------------------------------------------------------------------------------------------------------------------------
 1998                           (0.28)           5.15          (10.40)           52,842          1.51                 0.91
-------------------------------------------------------------------------------------------------------------------------------
 1999                           (0.06)           8.46           66.09           115,927          1.42                 0.85
-------------------------------------------------------------------------------------------------------------------------------
 2000(a)                        (0.12)           5.56          (33.46)           64,209          1.21                 0.01
-------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                        (0.12)           5.56          (26.72)(1)           728          1.46(2)             (0.20)(2)
-------------------------------------------------------------------------------------------------------------------------------
 EQUITY
 CLASS X SHARES
 1996                           (3.61)          26.39           12.36           521,908          0.54                 0.58
-------------------------------------------------------------------------------------------------------------------------------
 1997                           (2.26)          33.58           37.43           823,090          0.52                 0.61
-------------------------------------------------------------------------------------------------------------------------------
 1998                           (4.72)          38.58           30.45         1,138,413          0.52                 0.73
-------------------------------------------------------------------------------------------------------------------------------
 1999                           (5.40)          53.88           58.59         2,083,071          0.51                 0.54
-------------------------------------------------------------------------------------------------------------------------------
 2000(a)                        (8.04)          39.68          (12.35)        1,818,134          0.50                 0.62
-------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                        (7.99)          39.66           (3.99)(1)        31,903          0.75(2)              0.85(2)
-------------------------------------------------------------------------------------------------------------------------------
 S&P 500 INDEX
 CLASS X SHARES
 1998(d)                       --               11.22           12.20(1)         48,732            --(4)              1.85(2)(4)
-------------------------------------------------------------------------------------------------------------------------------
 1999                           (0.06)          13.43           20.23           185,963          0.48(5)              1.03(5)
-------------------------------------------------------------------------------------------------------------------------------
 2000(a)                        (0.13)          12.05           (9.38)          210,530          0.45                 0.88
-------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                        (0.13)          12.04           (9.73)(1)        12,724          0.71(2)              0.60(2)
-------------------------------------------------------------------------------------------------------------------------------
 COMPETITIVE EDGE "BEST
IDEAS"
 CLASS X SHARES
 1998(d)                       --                9.82           (1.90)(1)        36,539            --(4)              1.74(2)(4)
-------------------------------------------------------------------------------------------------------------------------------
 1999                           (0.07)          12.37           26.88            62,295          0.56(5)              0.72(5)
-------------------------------------------------------------------------------------------------------------------------------
 2000(a)                        (0.05)          10.18          (17.39)           69,882          0.71                 0.50
-------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                        (0.05)          10.16          (15.22)(1)         4,666          0.96                 0.06
-------------------------------------------------------------------------------------------------------------------------------
 AGGRESSIVE EQUITY
 CLASS X SHARES
 1999(e)                        (0.03)          14.57           46.08(1)         38,197          0.52(2)(5)           0.86(2)(5)
-------------------------------------------------------------------------------------------------------------------------------
 2000(a)                        (0.01)          14.31           (1.75)          138,657          0.82                 0.32
-------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                        (0.01)          14.29           (2.48)(1)        13,392          1.05(2)              0.32(2)
-------------------------------------------------------------------------------------------------------------------------------
 INFORMATION FUND
 CLASS X SHARES
 2000(f)                       --                9.31           (6.90)(1)         2,686            --(6)              3.80(2)(6)
-------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(f)                       --                9.31           (6.90)(1)         1,915          0.25(2)(6)           3.55(2)(6)
-------------------------------------------------------------------------------------------------------------------------------


                           PORTFOLIO
                           TURNOVER
YEAR ENDED DECEMBER 31,      RATE
-------------------------
 PACIFIC GROWTH
 CLASS X SHARES
 1996                           50%
-------------------------
 1997                           58
-------------------------
 1998                          112
-------------------------
 1999                          105
-------------------------
 2000(a)                        46
-------------------------
 CLASS Y SHARES
 2000(b)                        46
-------------------------
 EQUITY
 CLASS X SHARES
 1996                          279
-------------------------
 1997                          145
-------------------------
 1998                          257
-------------------------
 1999                          323
-------------------------
 2000(a)                       402
-------------------------
 CLASS Y SHARES
 2000(b)                       402
-------------------------
 S&P 500 INDEX
 CLASS X SHARES
 1998(d)                         2(1)
-------------------------
 1999                            1
-------------------------
 2000(a)                         3
-------------------------
 CLASS Y SHARES
 2000(b)                         3
-------------------------
 COMPETITIVE EDGE "BEST
IDEAS"
 CLASS X SHARES
 1998(d)                        31(1)
-------------------------
 1999                           54
-------------------------
 2000(a)                        70
-------------------------
 CLASS Y SHARES
 2000(b)                        70
-------------------------
 AGGRESSIVE EQUITY
 CLASS X SHARES
 1999(e)                       108(1)
-------------------------
 2000(a)                       414
-------------------------
 CLASS Y SHARES
 2000(b)                       414
-------------------------
 INFORMATION FUND
 CLASS X SHARES
 2000(f)                         1(1)
-------------------------
 CLASS Y SHARES
 2000(f)                         1(1)
-------------------------

                           NET ASSET      NET
                             VALUE     INVESTMENT   NET REALIZED   TOTAL FROM
                           BEGINNING     INCOME    AND UNREALIZED  INVESTMENT   DIVIDENDS TO   DISTRIBUTIONS
YEAR ENDED DECEMBER 31,    OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS   SHAREHOLDERS  TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
 STRATEGIST
 CLASS X SHARES
 1996                        $12.45      $ 0.43        $ 1.39        $ 1.82        $(0.43)          $(0.12)
-------------------------------------------------------------------------------------------------------------
 1997                         13.72        0.45          1.40          1.85         (0.45)           (0.32)
-------------------------------------------------------------------------------------------------------------
 1998                         14.80        0.36          3.40          3.76         (0.36)           (1.56)
-------------------------------------------------------------------------------------------------------------
 1999                         16.64        0.40          2.46          2.86         (0.40)         --
-------------------------------------------------------------------------------------------------------------
 2000(a)                      19.10        0.50         (0.20)         0.30         (0.48)           (2.26)
-------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                      19.29        0.49         (0.51)        (0.02)        (0.36)           (2.26)
-------------------------------------------------------------------------------------------------------------



(a) Prior to June 6, 2000, the Fund issued one class of shares. All shares of the Fund held prior to May 1, 2000 have been designated Class X shares.
(b) For the period June 6, 2000 (issued date) through December 31, 2000. Commencement of operations:
(c)  January 21, 1997.
(d)  May 18, 1998.
(e)  May 4, 1999.
(f)  November 6, 2000.
* For the period ending December 31, 2000, the per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
++   Distribution from paid-in-capital.
++   Includes distributions from paid-in-capital of $0.02.
(1)  Not annualized.
(2)  Annualized.
(3) If the Investment Manager had not assumed all expenses and waived its management fee for the period January 21, 1997 through December 3, 1997 for Income Builder, the ratios of expenses and net investment income to average net assets would have been 0.99% and 4.89%, respectively.
(4) If the Investment Manager had not assumed all expenses and waived its management fee for the period May 18, 1998 through December 31, 1998 for Competitive Edge "Best Ideas" and S&P 500 Index, the ratios of expenses and net investment income to average net assets would have been 0.92% and 0.83%, respectively, for Competitive Edge "Best Ideas" and 0.59% and 1.26%, respectively, for S&P 500 Index.
(5) If the Investment Manager had not assumed all expenses and waived its management fee for the period January 1, 1999 through April 30, 1999 for Competitive Edge "Best Ideas" and for the period May 4, 1999 through November 4, 1999 for Short-Term Bond and Aggressive Equity and for the period January 1, 1999 through January 5, 1999 for S&P 500 Index and "capped" the expenses of S&P 500 Index at 0.50% of its daily net asset for the period January 6, 1999 through December 31, 1999, the ratios of expenses and net income (loss) to average net assets would have been 0.77% and 0.51%, respectively, for Competitive Edge "Best Ideas", 2.38% and 3.07%, respectively, for Short-Term Bond, 1.41% and (0.02)%, respectively, for Aggressive Equity and 0.48% and 1.02%, respectively, for S&P 500 Index.
(6) If the Investment Manager had not assumed all expenses (except for Plan of Distribution fees) and waived its management fee for the period
     November 6, 2000 through December 31, 2000 for Information, the ratios of expenses and net investment income to average net assets would have been 1.82% and 1.98%, respectively, for Class X shares and 2.07% and 1.73%, respectively, for Class Y shares.

                                                                             NET ASSETS         RATIOS TO AVERAGE NET ASSETS
                               TOTAL                                           END OF         ---------------------------------
                           DIVIDENDS AND  NET ASSET VALUE                      PERIOD                            NET INVESTMENT
YEAR ENDED DECEMBER 31,    DISTRIBUTIONS   END OF PERIOD   TOTAL RETURN+       (000'S)        EXPENSES           INCOME (LOSS)
-------------------------------------------------------------------------------------------------------------------------------
 STRATEGIST
 CLASS X SHARES
 1996                          $(0.55)         $13.72          15.02%         $ 423,768          0.52%                3.30%
-------------------------------------------------------------------------------------------------------------------------------
 1997                           (0.77)          14.80          13.71            497,028          0.52                 3.09
-------------------------------------------------------------------------------------------------------------------------------
 1998                           (1.92)          16.64          26.55            633,934          0.52                 2.32
-------------------------------------------------------------------------------------------------------------------------------
 1999                           (0.40)          19.10          17.35            729,701          0.52                 2.24
-------------------------------------------------------------------------------------------------------------------------------
 2000(a)                        (2.74)          16.66           1.64            701,294          0.52                 2.68
-------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                        (2.62)          16.65          (0.02)(1)         23,375          0.77(2)              2.77(2)
-------------------------------------------------------------------------------------------------------------------------------


                           PORTFOLIO
                           TURNOVER
YEAR ENDED DECEMBER 31,      RATE
-------------------------
 STRATEGIST
 CLASS X SHARES
 1996                          153%
-------------------------
 1997                          159
-------------------------
 1998                           84
-------------------------
 1999                          120
-------------------------
 2000(a)                       126
-------------------------
 CLASS Y SHARES
 2000(b)                       126
-------------------------

NOTES

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

NOTES

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

MORGAN STANLEY DEAN WITTER
VARIABLE INVESTMENT SERIES

                    Additional information about each Portfolio's investments is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. These reports do not cover the Information Portfolio, which prior to the date of this PROSPECTUS had not commenced operations. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Portfolios, or to make shareholder inquiries, please call:

                                           (800) 869-NEWS

                    You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor.


                    Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference
                    Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at
                    (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


              (THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

                                                       PROSPECTUS -  MAY 1, 2001


Morgan Stanley Dean Witter
                                                      VARIABLE INVESTMENT SERIES
                                                                         CLASS Y

Morgan Stanley Dean Witter Variable Investment Series is a mutual fund comprised of 17 separate Portfolios, each with its own distinctive investment objective(s) and policies. The Portfolios are:


                               The Money Market Portfolio            The European Growth Portfolio
                               The Short-Term Bond Portfolio         The Pacific Growth Portfolio
                               The Quality Income Plus Portfolio     The Equity Portfolio
                               The High Yield Portfolio              The S&P 500 Index Portfolio
                               The Utilities Portfolio               The Competitive Edge "Best Ideas" Portfolio
                               The Income Builder Portfolio          The Aggressive Equity Portfolio
                               The Dividend Growth Portfolio         The Information Portfolio
                               The Capital Growth Portfolio          The Strategist Portfolio
                               The Global Dividend Growth Portfolio


Shares of each Portfolio are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolios in accordance with instructions received from owners of the applicable life insurance or annuity policy.

This PROSPECTUS must be accompanied by a current prospectus for the variable annuity contracts issued by Northbrook Life Insurance Company, Allstate Life Insurance Company of New York or Glenbrook Life and Annuity Company or a current prospectus for the variable life insurance contracts issued by Northbrook Life Insurance Company or Glenbrook Life and Annuity Company.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon
    the adequacy of this PROSPECTUS. Any representation to the contrary is a criminal offense.

CONTENTS


Eligible Investors                 ....................................                   1
The Portfolios                     The Money Market Portfolio..........                   2
                                   The Short-Term Bond Portfolio.......                   4
                                   The Quality Income Plus Portfolio...                   7
                                   The High Yield Portfolio............                  10
                                   The Utilities Portfolio.............                  13
                                   The Income Builder Portfolio........                  16
                                   The Dividend Growth Portfolio.......                  19
                                   The Capital Growth Portfolio........                  21
                                   The Global Dividend Growth
                                   Portfolio...........................                  23
                                   The European Growth Portfolio.......                  25
                                   The Pacific Growth Portfolio........                  28
                                   The Equity Portfolio................                  31
                                   The S&P 500 Index Portfolio.........                  34
                                   The Competitive Edge "Best Ideas"
                                   Portfolio...........................                  37
                                   The Aggressive Equity Portfolio.....                  41
                                   The Information Portfolio...........                  44
                                   The Strategist Portfolio............                  46
Additional Investment
Strategy Information               ....................................                  49
Additional Risk Information        ....................................                  50
Portfolio Management               ....................................                  54
Shareholder Information            Pricing Fund Shares.................                  58
                                   Plan of Distribution................                  58
                                   Distributions.......................                  59
                                   Tax Consequences....................                  59
Financial Highlights               ....................................                  60

                                   THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE
                                   FUND. PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE
                                   REFERENCE.

ELIGIBLE INVESTORS

                    Morgan Stanley Dean Witter Variable Investment Series (the "Fund") is comprised of 17 separate Portfolios (each a "Portfolio"), each with its own distinct investment objective(s) and policies. The Fund is offered exclusively to the following life insurance companies in connection with particular life insurance and/or annuity contracts they offer (the "Contracts"):


                               INSURANCE COMPANY            TYPE OF POLICY
                               ------------------------------------------------------------------------------------
                                       Northbrook Life      Certain Flexible Premium Variable Annuity and Variable
                                     Insurance Company      Life Insurance Contracts
                               ------------------------------------------------------------------------------------
                               Allstate Life Insurance      Certain Flexible Premium Deferred Variable Annuity
                                   Company of New York      Contracts
                               ------------------------------------------------------------------------------------
                                    Glenbrook Life and      Certain Flexible Premium Deferred Variable Annuity
                                       Annuity Company      Contracts and Certain Flexible Premium Variable Life
                                                            Insurance Contracts
                               ------------------------------------------------------------------------------------


                    Shares of each Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable Contract.

                    The Fund also offers Class X shares through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible Contracts. For more information, contact the insurance company offering the accompanying prospectus.

[Sidebar]
MONEY MARKET

A portfolio having the goal to select securities to provide current income while seeking to maintain a stable share price of $1.00.

YIELD
The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.
[End Sidebar]

THE PORTFOLIOS

THE MONEY MARKET PORTFOLIO

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Money Market Portfolio seeks high current income, preservation of capital and liquidity.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the "Investment
                    Manager," Morgan Stanley Dean Witter Advisors Inc., seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.

                    The Portfolio's investments include the following money market instruments:

                    - Commercial paper.

                    - Corporate obligations.

                    - Debt obligations of U.S. regulated banks and instruments secured by those obligations. These investments include certificates of deposit.

                    - Eurodollar certificates of deposit.

                    - Certificates of deposit of savings banks and savings and loan associations.

                    - Debt obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or its instrumentalities.

                    - Repurchase agreements, which may be viewed as a type of
                      secured lending by the Portfolio.

                    The Portfolio may purchase debt obligations that have fixed, variable or floating rates of interest. The interest rates payable on variable rate or floating rate obligations may fluctuate based upon changes in market rates.

                    The Portfolio attempts to balance its objectives of high income, capital preservation and liquidity by investing in securities of varying maturities and risks.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives.

                    Principal risks of investing in the Portfolio are associated with its debt obligation investments. All debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

                    The Investment Manager actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS

This table shows the average annual total returns of the Portfolio's Class X shares.

[End Sidebar]
                    high quality and short maturities, and repurchase agreements with respect to such obligations.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies.


                    An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Portfolio.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Money Market Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL RETURNS - CALENDAR YEARS*

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991  5.70%
'92   3.43%
'93   2.75%
'94   3.81%
'95   5.66%
'96   5.11%
'97   5.23%
'98   5.18%
'99   4.80%
2000  6.00%


                    Year-to-date total return as of March 31, 2001 was 1.36%.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 1.56% (quarter ended
                    March 31, 1991) and the lowest return for a calendar quarter was 0.66% (quarter ended June 30, 1993).



                    * The Fund commenced offering Class Y shares of each Portfolio on June 5, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses. Year-to-date total returns for Class Y shares of the Portfolio as of March 31, 2001 was 1.30%.



                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
                               ---------------------------------------------------------------------------------------
                                                                      PAST 1 YEAR      PAST 5 YEARS      PAST 10 YEARS
                               ---------------------------------------------------------------------------------------
                                Money Market Portfolio                   6.00%            5.27%              4.76%
                               ---------------------------------------------------------------------------------------

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in value.
[End Sidebar]

THE SHORT-TERM BOND PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Short-Term Bond Portfolio seeks to provide a high level of current income consistent with the preservation of capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 65% of its assets in bonds issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including zero coupon securities), and investment grade corporate and other types of bonds, including asset-backed securities. In selecting portfolio investments, the "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., considers both domestic and international economic developments, interest rate trends and other factors and seeks to maintain an overall weighted average maturity for the Portfolio of less than three years.



                    MORTGAGE-BACKED SECURITIES. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.



                    COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.



                    ASSET-BACKED SECURITIES. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

                    In addition, the Portfolio may invest up to 25% of its net assets in investment grade fixed-income securities issued by foreign governments or corporations. The Portfolio's investments also may include "Rule 144A" fixed-income securities, which are subject to resale restrictions. Up to 5% of the Portfolio's net assets may be invested in fixed-income securities rated lower than investment grade, or if unrated of comparable quality as determined by the Investment Manager (commonly known as "junk bonds"). The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Principal risks of investing in the Portfolio are associated with the Portfolio's investments in fixed-income securities. These risks are credit risk and interest rate risk. Credit risk is the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.


                    There are also particular risks associated with the Portfolio's investments in mortgage-backed securities, which include CMOs, and asset-backed securities. For example, mortgage-backed securities and asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.



                    There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.



                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]

ANNUAL TOTAL RETURNS


This chart shows the performance of the Portfolio's Class X shares for the past calendar year.



AVERAGE ANNUAL


TOTAL RETURNS



This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[End Sidebar]


[ICON]              PAST PERFORMANCE

--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Short-Term Bond Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.



                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*


                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2000  5.85%


                    Year-to-date total return as of March 31, 2001 was 1.77%.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 1.78% (quarter ended September 30, 2000) and the lowest return for a calendar quarter was 1.04% (quarter ended March 31, 2000).



                    * The Fund commenced offering Class Y shares of each Portfolio on June 5, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses. Year-to-date total returns for Class Y shares of the Portfolio as of March 31, 2001 was 1.72%.



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
-----------------------------------------------------------------------------------------------
                                                                                    LIFE OF
                                                                                   PORTFOLIO
                                                                PAST 1 YEAR      (SINCE 5/4/99)
-----------------------------------------------------------------------------------------------
 Short-Term Bond Portfolio                                         5.85%             4.44%
-----------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Credit Index (1-5)(1)                        9.39%             4.70%
-----------------------------------------------------------------------------------------------



(1)                     The Lehman Brothers U.S. Credit Index (1-5 Year) (formerly
                        Lehman Brothers Mutual Fund Short (1-5) Investment Grade
                        Debt Index) includes U.S. corporate and specified foreign
                        debentures and secured notes with maturities of one to five years. The Index does not include any expenses, fees or
                        charges. The Index is unmanaged and should not be considered an investment.

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income.
[End Sidebar]

THE QUALITY INCOME PLUS PORTFOLIO

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Quality Income Plus Portfolio seeks as a primary objective to provide a high level of current income by investing primarily in U.S. government securities and other fixed-income securities. As a secondary objective the Portfolio seeks capital appreciation but only when consistent with its primary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 65% of its assets in (i) U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, (ii) debt securities (including zero coupon securities and asset-backed securities) rated at the time of purchase within the three highest bond rating categories by Moody's or S&P or if not rated determined to be of comparable quality by the "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., and (iii) Yankee government bonds rated at the time of purchase within the three highest rating categories of Moody's or S&P or if not rated determined to be of comparable quality by the Investment Manager. Yankee government bonds are U.S. dollar denominated bonds issued by foreign government agencies or instrumentalities (no more than 20% of the Portfolio's assets may be invested in Yankee government bonds). The Portfolio is not limited as to the maturities of the U.S. Government and other debt securities in which it may invest.



                    In making investment decisions for the Portfolio, the Investment Manager considers both domestic and international economic developments, interest rate trends and other factors. The Investment Manager evaluates technical considerations such as the relative supply of and demand for corporate notes and U.S. Treasury and agencies issues before it decides upon an asset allocation. Similarly, the assessment of the strength of individual companies that issue corporate debt and the overall country risk of sovereign debt obligations contribute to the decision-making process.



                    MORTGAGE-BACKED SECURITIES. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.



                    COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

                    ASSET-BACKED SECURITIES. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.



                    BORROWING. In seeking to increase income, the Portfolio may borrow to purchase securities. Such borrowing may not exceed 25% of the Portfolio's assets.



                    OTHER INVESTMENTS. The Portfolio may invest up to 15% of its net assets in Yankee corporate bonds which are rated at the time of purchase within the three highest grades as determined by Moody's or S&P or which, if not rated, are of comparable quality as determined by the Investment Manager. Yankee corporate bonds are U.S. dollar denominated debt securities issued by foreign companies. The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investing in the Portfolio is associated with the Portfolio's investments in fixed-income securities. These risks are credit risk and interest rate risk. Credit risk is the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.


                    There are also particular risks associated with the Portfolio's investments in mortgage-backed securities, which include CMOs, and asset-backed securities. For example mortgage-backed securities and asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.



                    There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[End Sidebar]

                    The Portfolio may borrow money to purchase securities. To the extent that the Portfolio engages in such practice it may be leveraged. Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio's investments.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.


[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Quality Income Plus Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991  18.75%
'92    8.26%
'93   12.99%
'94   -6.63%
'95   24.30%
'96    1.56%
'97   11.09%
'98    8.67%
'99   -4.32%
2000  11.09%


                    Year-to-date total return as of March 31, 2001 was 3.31%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 8.07% (quarter ended June 30, 1995) and the lowest return for a calendar quarter was -4.83% (quarter ended March 31, 1994).

                    * The Fund commenced offering Class Y shares of each Portfolio on June 5, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses. Year-to-date total returns for Class Y shares of the Portfolio as of March 31, 2001 was 3.25%.



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
----------------------------------------------------------------------------------------------------------------
                                                                PAST 1 YEAR      PAST 5 YEARS      PAST 10 YEARS
----------------------------------------------------------------------------------------------------------------
 Quality Income Plus Portfolio                                    11.09%            5.44%              8.19%
----------------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index(1)                          11.63%            6.46%              7.96%
----------------------------------------------------------------------------------------------------------------



(1)                     The Lehman Brothers U.S. Aggregate Index tracks the
                        performance of all U.S. Government agency and Treasury
                        securities, investment-grade corporate debt securities,
                        agency mortgage-backed securities, asset-backed securities and commercial mortgage-based securities. The Index does not include any expenses, fees or charges. The Index is
                        unmanaged and should not be considered an investment.

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income.
[End Sidebar]

THE HIGH YIELD PORTFOLIO

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The High Yield Portfolio seeks as a primary objective to provide a high level of current income by investing in a diversified portfolio consisting principally of fixed-income securities, which may include both non-convertible and convertible debt securities and preferred stocks. As a secondary objective the Portfolio will seek capital appreciation, but only when consistent with its primary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 65% of its assets in fixed-income securities (including zero coupon securities) rated Baa or lower by Moody's or BBB or lower by S&P or in nonrated securities considered by the Investment Manager to be appropriate investments for the Portfolio. These securities are commonly known as "junk bonds." They may also include "Rule 144A" securities, which are subject to resale restrictions. There are no minimum quality ratings for investments.



                    In making investment decisions the "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., considers an issuer's creditworthiness, economic developments, interest rate trends and other factors it deems relevant. In evaluating an issuer's creditworthiness the Investment Manager relies principally on its own analysis. A security's credit rating is simply one factor that may be considered by the Investment Manager in this regard.


                    In addition to junk bonds, the Portfolio may invest in the following:

                    - Higher rated fixed-income securities -- The Portfolio may invest in securities rated higher than Baa or BBB (or if not rated, determined to be of comparable quality) when the Investment Manager believes that such securities may produce attractive yields.


                    - Asset-backed securities -- Asset-backed securities
                      represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.



                    - Foreign securities -- The Portfolio may invest up to 20%
                      of its net assets in securities issued by foreign governments and other foreign issuers (including American depository receipts or other similar securities convertible into securities of foreign issuers) but not more than 10% of its assets in these securities may be denominated in foreign currencies.


                    - Unit Offerings -- The Portfolio may purchase units which combine debt securities with equity securities and/or warrants.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with its investments in junk bonds. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds have been found generally to be less sensitive to changes in prevailing interest rates than higher rated securities

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.
[End Sidebar]
                    but are more likely to be sensitive to adverse economic changes or individual corporate developments. In addition, all fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.


[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the High Yield Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991   58.14%
'92    18.35%
'93    24.13%
'94    -2.47%
'95    14.93%
'96    11.98%
'97    11.87%
'98    -6.20%
'99    -1.33%
2000  -32.22%


                    Year-to-date total return as of March 31, 2001 was -4.63%.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 27.00% (quarter ended March 31, 1991) and the lowest return for a calendar quarter was -21.45% (quarter ended December 31, 2000).



                    * The Fund commenced offering Class Y shares of each Portfolio on June 5, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses. Year-to-date total returns for Class Y shares of the Portfolio as of March 31, 2001 was -4.69%.

[Sidebar]
AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[End Sidebar]


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
-------------------------------------------------------------------------------------------------------------------
                                                                 PAST 1 YEAR        PAST 5 YEARS      PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------------
 High Yield Portfolio                                              -32.22%             -4.71%             7.42%
-------------------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Corporate High Yield Index(1)                 -5.86%             4.28%             11.17%
-------------------------------------------------------------------------------------------------------------------


(1)                     The Lehman Brothers U.S. Corporate High Yield Index tracks the performance of all below investment-grade securities
                        which have at least $100 million in outstanding issuance, a maturity greater than one year and are issued in fixed-rate
                        U.S. dollar denominations. The Index does not include any
                        expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

THE UTILITIES PORTFOLIO

[SIDEBAR]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Utilities Portfolio seeks both capital appreciation and current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


                    The Portfolio will normally invest at least 65% of its assets in the securities of companies engaged in the utilities industry. These companies are involved in various aspects of the industry, such as communications, and gas and electric energy, but they do not include public broadcasting companies. A company will be considered engaged in the utilities industry if it derives at least 50% of its revenues or earnings from that industry or it devotes at least 50% of its assets to activities in that industry. These may include companies involved in, among other things, telecommunications, computers and other new or emerging technologies, gas and electric energy, water distribution, the Internet and Internet related services. The companies may be traditionally regulated public utilities or fully or partially deregulated utility companies as well as unregulated utility companies.


                    The Portfolio's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., will shift the Portfolio's assets between different segments of the utilities industry and between common stock, other equity securities and investment grade fixed-income securities based on its view of prevailing market, economic and financial conditions. The Portfolio does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. However, the Portfolio's policy to concentrate its assets in the utilities industry is fundamental, and may not be changed without shareholder approval. In selecting common stock and other equity securities, the Investment Manager considers earnings and dividend growth, book value, dividend discount and price/earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Manager believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus benefitting long-term growth of capital.


                    The Portfolio may invest up to 35% of its net assets in U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities and in real estate investment trusts (commonly known as "REITs").



                    The Portfolio may invest up to 25% of its net assets in foreign securities (including depository receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    The Portfolio invests primarily in securities of companies in the utilities industry. The Portfolio's investments in the utilities industry are impacted by a host of risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies -- regulated, fully or partially deregulated and unregulated. For example, telecommunications companies have been affected by technological development leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.



                    Certain utilities companies may incur unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investment and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.


                    Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment return more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

                    The Portfolio's investments in common stock are also subject to the risks that affect all common stocks. In particular, stock prices can fluctuate widely in response to activities specific to the issuer as well as general market economic and political conditions.

                    The Portfolio's investment in fixed-income securities are subject to credit risk and interest rate risk. Credit risk refers to a possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debts. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[End Sidebar]


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.


[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Utilities Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991  20.56%
'92   12.64%
'93   15.69%
'94   -9.02%
'95   28.65%
'96    8.68%
'97   27.15%
'98   23.76%
'99   12.71%
2000   3.03%


                    Year-to-date total return as of March 31, 2001 was -7.55%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 12.58% (quarter ended December 31, 1997) and the lowest return for a calendar quarter was -8.19% (quarter ended March 31, 1994).


                    * The Fund commenced offering Class Y shares of each Portfolio on June 5, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses. Year-to-date total returns for Class Y shares of the Portfolio as of March 31, 2001 was -7.66%.



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
-------------------------------------------------------------------------------------------------------------------
                                                                 PAST 1 YEAR        PAST 5 YEARS      PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------------
 Utilities Portfolio                                                     3.03%         14.71%             13.83%
-------------------------------------------------------------------------------------------------------------------
 S&P 500 Index(1)                                                       -9.10%         18.32%             17.44%
-------------------------------------------------------------------------------------------------------------------



(1)                     The Standard and Poor's 500 Index (S&P
                        500-Registered Trademark- Index) is a broad-based index, the performance of which is based on the performance of 500
                        widely- held common stocks chosen for market size, liquidity and industry group representation. The Index does not
                        include any expenses, fees or charges. The Index is
                        unmanaged and should not be considered an investment.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]

THE INCOME BUILDER PORTFOLIO

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Income Builder Portfolio seeks as a primary objective reasonable income. Growth of capital is the secondary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 65% of its assets in income-producing equity securities, including common stock, preferred stock and convertible securities. The "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., uses a value-oriented style in the selection of securities. Investments are normally made primarily in
                    (i) common stocks of large capitalization companies with a record of paying dividends and which in the opinion of the Investment Manager have the potential for maintaining dividends, (ii) preferred stock and (iii) securities convertible into common stocks of small and midcap companies -- including synthetic and enhanced convertibles. The Portfolio's investments may also include "Rule 144A" securities, which are subject to resale restrictions.


                    The Investment Manager follows a "bottom-up" approach in the selection of convertible securities for the Portfolio. Beginning with a universe of about 500 companies, the Investment Manager narrows the focus to small and midcap companies and reviews the issues to determine if the convertible is trading with the underlying equity security. The yield of the underlying equity security is evaluated and company fundamentals are studied to evaluate cash flow, risk/reward balance, valuation and the prospects for growth.


                    The Portfolio may invest up to 25% of its net assets in "enhanced" convertible securities. Enhanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer which the holder can realize. In addition, in many cases, enhanced convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder.



                    The Portfolio may invest up to 10% of its net assets in "synthetic" convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

                    The Portfolio may invest up to 20% of its net assets in fixed-income securities rated lower than investment grade by S&P or Moody's (but not below B) or if unrated of comparable quality as determined by the Investment Manager (commonly known as "junk bonds"). The 20% limitation is not applicable to convertible securities.



                    The Portfolio may invest up to 35% of its net assets in U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities and investment grade fixed-income securities (including zero coupon securities), common stocks that do not pay a regular dividend and real estate investment trusts (commonly known as "REITs").



                    The Portfolio may invest up to 25% of its net assets in foreign securities (including depository receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with its investment in common stocks. In particular the prices of common stocks can fluctuate widely in response to activities specific to the issuer as well as general market, economic and political conditions.

                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities. In addition, because the convertible securities in which the Portfolio invests are convertible into the common stocks of small and midcap companies, the Portfolio is subject to the specific risks associated with investing in small and midcap companies. Investments in small and medium capitalization companies involve greater risk of volatility than is customarily associated with investments in more established companies as well as certain other additional risks.

                    There are also special risks associated with the Portfolio's investments in "enhanced" and "synthetic" convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.

                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 3 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Income Builder Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998  3.21%
'99   7.06%
2000  0.17%


                    Year-to-date total return as of March 31, 2001 was 1.82%.


                    During the period shown in the bar chart, the highest return for a calendar quarter was 10.65% (quarter ended June 30, 1999) and the lowest return for a calendar quarter was -10.46% (quarter ended September 30, 1998).


                    * The Fund commenced offering Class Y shares of each Portfolio on June 5, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses. Year-to-date total returns for Class Y shares of the Portfolio as of March 31, 2001 was 1.78%.



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
---------------------------------------------------------------------------------------------------
                                                                                        LIFE OF
                                                                                       PORTFOLIO
                                                                 PAST 1 YEAR        (SINCE 1/21/97)
---------------------------------------------------------------------------------------------------
 Income Builder Portfolio                                                0.17%           8.00%
---------------------------------------------------------------------------------------------------
 S&P 500 Index(1)                                                       -9.10%          15.86%
---------------------------------------------------------------------------------------------------



(1)                     The Standard and Poor's 500 Index (S&P
                        500-Registered Trademark- Index) is a broad-based index, the performance of which is based on the performance of 500
                        widely- held common stocks chosen for market size, liquidity and industry group representation. The Index does not
                        include any expenses, fees or charges. The Index is
                        unmanaged and should not be considered an investment.

THE DIVIDEND GROWTH PORTFOLIO

[SIDEBAR]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Dividend Growth Portfolio seeks to provide reasonable current income and long term growth of income and capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will invest at least 70% of its assets in common stock of companies with a record of paying dividends and the potential for increasing dividends. The "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., initially employs a quantitative screening process in an attempt to develop a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Manager then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to the Portfolio. The Investment Manager attempts to avoid investment in speculative securities or those with speculative characteristics.



                    The Portfolio may invest up to 30% of its net assets in convertible securities, U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and investment grade fixed-income securities (including zero coupon securities). The Portfolio may also invest any amount of its assets in foreign securities (including depository receipts) that are listed in the U.S. on a national securities exchange.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with its investments in common stock. In particular the prices of common stock may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Dividend Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991  27.76%
'92    8.16%
'93   14.34%
'94   -3.27%
'95   36.38%
'96   23.96%
'97   25.61%
'98   14.28%
'99   -2.39%
2000   5.30%


                    Year-to-date total return as of March 31, 2001 was -4.51%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 16.92% (quarter ended June 30, 1997) and the lowest return for a calendar quarter was -11.00% (quarter ended September 30, 1999).


                    * The Fund commenced offering Class Y shares of each Portfolio on June 5, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses. Year-to-date total returns for Class Y shares of the Portfolio as of March 31, 2001 was -4.64%



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
-------------------------------------------------------------------------------------------------------------------
                                                                 PAST 1 YEAR        PAST 5 YEARS      PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------------
 Dividend Growth Portfolio                                               5.30%         12.83%            14.32%
-------------------------------------------------------------------------------------------------------------------
 S&P 500 Index(1)                                                       -9.10%         18.32%            17.44%
-------------------------------------------------------------------------------------------------------------------



(1)                     The Standard and Poor's 500 Index (S&P
                        500-Registered Trademark- Index) is a broad-based index, the performance of which is based on the performance of 500
                        widely- held common stocks chosen for market size, liquidity and industry group representation. The Index does not
                        include any expenses, fees or charges. The Index is
                        unmanaged and should not be considered an investment.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]

THE CAPITAL GROWTH PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Capital Growth Portfolio seeks long term capital growth.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 65% of its assets in common stocks. The "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., utilizes a two-stage computerized screening process designed to find companies that demonstrate a history of consistent growth in earnings and revenues over the past several years, and have solid future earnings growth characteristics and attractive valuations. Dividend income is not a consideration in this stock selection process. Companies meeting these requirements are potential candidates for investment by the Portfolio. The Investment Manager may modify the screening process and/or may utilize additional or different screening processes in connection with the Portfolio's investments.



                    The Portfolio may invest up to 35% of its net assets in U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, investment grade fixed-income securities (including zero coupon securities), convertible securities, unit offerings involving a combination of a debt security and a convertible security and/or warrant and real estate investment trusts (commonly known as "REITs").



                    The Portfolio may invest up to 25% of its net assets in foreign securities (including depository receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stock. In particular the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 9 calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Capital Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992   1.64%
'93   -6.99%
'94   -1.28%
'95   32.92%
'96   11.55%
'97   24.54%
'98   19.63%
'99   33.29%
2000   1.28%


                    Year-to-date total return as of March 31, 2001 was -16.10%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 27.65% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -13.95% (quarter ended September 30, 1998).

                    * The Fund commenced offering Class Y shares of each Portfolio on June 5, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses. Year-to-date total returns for Class Y shares of the Portfolio as of March 31, 2001 was -16.13%.



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
--------------------------------------------------------------------------------------------------------------------
                                                                                                         LIFE OF
                                                                                                        PORTFOLIO
                                                                 PAST 1 YEAR        PAST 5 YEARS      (SINCE 3/1/91)
--------------------------------------------------------------------------------------------------------------------
 Capital Growth Portfolio                                                1.28%         17.54%             13.82%
--------------------------------------------------------------------------------------------------------------------
 S&P 500 Index(1)                                                       -9.10%         18.32%             16.34%
--------------------------------------------------------------------------------------------------------------------



(1)                     The Standard and Poor's 500 Index (S&P
                        500-Registered Trademark- Index) is a broad-based index, the performance of which is based on the performance of 500
                        widely- held common stocks chosen for market size, liquidity and industry group representation. The Index does not
                        include any expenses, fees or charges. The Index is
                        unmanaged and should not be considered an investment.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potental to rise in price and pay out income.
[End Sidebar]

THE GLOBAL DIVIDEND GROWTH PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Global Dividend Growth Portfolio seeks to provide reasonable current income and long term growth of income and capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 65% of its assets in dividend paying equity securities issued by issuers located in various countries around the world. The "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., seeks investments primarily in common stock of companies with a record of paying dividends and potential for increasing dividends. The Portfolio invests in at least three separate countries. The percentage of assets invested in particular geographic sectors will shift from time to time in accordance with the judgement of the Investment Manager.



                    Up to 35% of the Portfolio's net assets may be invested as follows:


                    - Convertible securities, U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, fixed-income securities issued by foreign governments and international organizations and investment grade debt securities (including zero coupon securities).

                    - Forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of Investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the price of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    Another principal risk relates to the Portfolio's investments in foreign securities. In particular, foreign security investments may be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by among other things political, social and economic developments abroad.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 6 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Global Dividend Growth Portfolio.
                    The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  22.04%
'96   17.59%
'97   12.04%
'98   12.53%
'99   14.65%
2000  -2.50%


                    Year-to-date total return as of March 31, 2001 was -6.52%.

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 17.14% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -12.43% (quarter ended September 30, 1998).

                    * The Fund commenced offering Class Y shares of each Portfolio on June 5, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses. Year-to-date total returns for Class Y shares of the Portfolio as of March 31, 2001 was -6.53%.



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
-----------------------------------------------------------------------------------------------          LIFE OF
                                                                                                        PORTFOLIO
                                                                  PAST 1 YEAR      PAST 5 YEARS      (SINCE 2/23/94)
--------------------------------------------------------------------------------------------------------------------
 Global Dividend Growth Portfolio                                        -2.50%       10.63%             10.87%
--------------------------------------------------------------------------------------------------------------------
 MSCI World Index(1)                                                    -13.18%       12.12%             11.84%
--------------------------------------------------------------------------------------------------------------------


(1)                     The Morgan Stanley Capital International (MSCI) World Index
                        measures performance from a diverse range of global stock
                        markets including securities representative of the market
                        structure of 22 developed market countries in North America,
                        Europe and the Asia/Pacific region. The performance of the
                        Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in
                        dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The
                        Index does not include any expenses, fees or charges. The
                        Index is unmanaged and should not be considered an
                        investment.

[Sidebar]
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]

THE EUROPEAN GROWTH PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The European Growth Portfolio seeks to maximize the capital appreciation of its investments.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 65% of its assets in securities issued by issuers located in European countries. A company is considered located in Europe if
                    (i) it is organized under the laws of a European country and has a principal office in a European country; (ii) it derives at least 50% of its total revenue from business in Europe; or (iii) the company's equity securities are traded principally on a stock exchange in Europe. The principal countries in which the Portfolio invests are France, the United Kingdom, Germany, the Netherlands, Spain, Sweden, Switzerland and Italy. The Portfolio invests in at least three separate countries.



                    The Portfolio generally invests principally in equity securities (which may include depository receipts or convertible securities) but may also invest without limitation in fixed-income securities issued or guaranteed by European governments when the "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., or the "Sub-Advisor," Morgan Stanley Investment Management Inc., determine such investments to be appropriate.


                    The Investment Manager and the Sub-Advisor generally invest Portfolio assets in companies they believe have a high rate of earnings growth potential. They also select securities, which in their view, possess, both on an absolute basis and as compared with other securities around the world, attractive price/earnings, price/ cash flow and price/revenue ratios.


                    The Portfolio may invest up to 35% of its net assets as follows:


                    - Equity securities issued by non-European issuers, and
                      government and convertible securities issued by non-European governmental or private issuers.


                    - Forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and securities it intends to purchase and the currencies in which they are denominated. The Portfolio may also use forward currency contracts to modify the Portfolio's exposure to various currency markets.



                    The Portfolio may invest up to 5% of its net assets in put and call options with respect to foreign currencies. The Portfolio may also purchase and sell stock index futures contracts and options thereon. Stock index futures and options thereon may be used to facilitate trading, to increase the Portfolio's market exposure or to seek to protect against an increase in the prices of securities that may be purchased.


                    The Portfolio may invest in warrants and acquire warrants attached to other securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk factor associated with investment in the Portfolio relates to the Portfolio's investments in Europe. In particular, adverse political, social or economic developments in Europe, or in a particular European country, could cause a substantial decline in the value of the Portfolio.

                    The Portfolio's investments in common stock are also subject to the risks that affect all common stocks. In particular, stock prices can fluctuate widely in response to activities specific to the issuer as well as general market economic and political conditions.

                    The conversion to a single European currency by many European countries could potentially adversely affect the value and/or increase the volatility of the Portfolio's investments.

                    In addition, the Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    In addition, the Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common and fixed-income securities.


                    The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 9 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the European Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992   3.99%
'93   40.88%
'94    8.36%
'95   25.89%
'96   29.99%
'97   16.07%
'98   23.96%
'99   29.11%
2000  -4.92%


                    Year-to-date total return as of March 31, 2001 was -14.90%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 25.18% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -15.72% (quarter ended September 30, 1998).


                    * The Fund commenced offering Class Y shares of each Portfolio on June 5, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses. Year-to-date total returns for Class Y shares of the Portfolio as of March 31, 2001 was -14.92%.



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
-----------------------------------------------------------------------------------------------------------------
                                                                                                      LIFE OF
                                                                                                     PORTFOLIO
                                                                PAST 1 YEAR      PAST 5 YEARS      (SINCE 3/1/91)
-----------------------------------------------------------------------------------------------------------------
 European Growth Portfolio                                        -4.92%            18.09%            16.91%
-----------------------------------------------------------------------------------------------------------------
 MSCI World Index(1)                                              -13.18%           12.12%            10.84%
-----------------------------------------------------------------------------------------------------------------


(1)                     The Morgan Stanley Capital International (MSCI) World Index
                        measures performance from a diverse range of global stock
                        markets including securities representative of the market
                        structure of 22 developed market countries in North America,
                        Europe and the Asia/Pacific region. The performance of the
                        Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in
                        dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The
                        Index does not include any expenses, fees or charges. The
                        Index is unmanaged and should not be considered an
                        investment.

[Sidebar]
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]

THE PACIFIC GROWTH PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Pacific Growth Portfolio seeks to maximize the capital appreciation of its investments.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 65% of its assets in common stocks (including depository receipts) and other securities of companies which are (i) organized under the laws of and have a principal place of business in Asia, Australia or New Zealand or (ii) derives at least 50% of their total revenues from business in such areas. The principal Asian countries include: Japan, Malaysia, Singapore, Hong Kong, Thailand, the Philippines, India, Indonesia, Taiwan and South Korea. The Portfolio's assets are invested in at least three countries. The Portfolio may invest more than 25% of its assets in Japan, Hong Kong, South Korea and Taiwan. Thus, the investment performance of the Portfolio may be subject to the social, political and economic events occurring in these countries to a greater extent than other countries.



                    The "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., and the "Sub-Advisor," Morgan Stanley Investment Management Inc., generally invest Portfolio assets in companies they believe have a high rate of earnings growth potential. They also select securities, which in their view, possess, both on an absolute basis and as compared with other securities around the world, attractive price/earnings, price/cash flow and price/revenue ratios.


                    The Portfolio generally invests principally in equity securities but may also invest without limitation in fixed-income obligations issued or guaranteed by an Asian country or Australia or New Zealand when the Investment Manager or the Sub-Advisor determine such investments to be appropriate.


                    The Portfolio may invest up to 35% of its net assets as follows:


                    - Equity, fixed-income or convertible securities (including zero coupon securities) of companies located anywhere in the world, including the United States.

                    - Forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with a delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and securities it intends to purchase and the currencies in which they are denominated.


                    The Portfolio may invest up to 5% of its net assets in put and call options with respect to foreign currencies.



                    The Portfolio may invest up to 10% of its net assets in securities issued by other investment companies. The Investment Manager and/or Sub-Advisor may view these investments as necessary or advisable to participate in certain foreign markets where foreigners are prohibited from investing directly in the securities of individual companies without regulatory approval.

                    The Portfolio may invest in warrants and acquire warrants attached to other securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio relates to the Portfolio's investments in the Pacific region. In particular, adverse political, social or economic developments in the Pacific region or in a particular Pacific country could cause a substantial decline in the value of the Portfolio.

                    The Portfolio's investments in common stock are also subject to the risks that affect all common stocks. In particular, stock prices can fluctuate widely in response to activities specific to the issuer as well as general market economic and political conditions.

                    In addition, the Portfolio is subject to the risks associated with foreign securities generally. These risks include among other things the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. The Portfolio may invest a substantial portion of its assets in developing countries. These investments carry greater risks than those associated with investment in more developed countries.

                    In addition, the Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.


                    The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 6 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[End Sidebar]
[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Pacific Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995    5.74%
'96     3.89%
'97   -37.70%
'98   -10.40%
'99    66.09%
2000  -33.46%


                    Year-to-date total return as of March 31, 2001 was -10.61%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 25.61% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -27.57% (quarter ended December 31, 1997).


                    * The Fund commenced offering Class Y shares of each Portfolio on June 5, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses. Year-to-date total returns for Class Y shares of the Portfolio as of March 31, 2001 was -10.61%.



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
-------------------------------------------------------------------------------------------          LIFE OF
                                                                                                    PORTFOLIO
                                                                PAST 1 YEAR    PAST 5 YEARS      (SINCE 2/23/94)
----------------------------------------------------------------------------------------------------------------
 Pacific Growth Portfolio                                         -33.46%         -8.51%             -6.47%
----------------------------------------------------------------------------------------------------------------
 MSCI World Index(1)                                              -13.18%         12.12%             11.84%
----------------------------------------------------------------------------------------------------------------


(1)                     The Morgan Stanley Capital International (MSCI) World Index
                        measures performance from a diverse range of global stock
                        markets including securities representative of the market
                        structure of 22 developed market countries in North America,
                        Europe and the Asia/Pacific region. The performance of the
                        Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in
                        dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The
                        Index does not include any expenses, fees or charges. The
                        Index is unmanaged and should not be considered an
                        investment.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price.
[End Sidebar]

THE EQUITY PORTFOLIO

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Equity Portfolio seeks as a primary objective growth of capital through investments in common stocks of companies believed by the Investment Manager to have potential for superior growth. As a secondary objective the Equity
                    Portfolio seeks income but only when consistent with its primary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 65% of its assets in equity securities and securities convertible into equity securities. In selecting investments, the "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., may employ valuation models based on various economic and market indicators. The Investment Manager currently utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.


                    The Investment Manager utilizes a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify at what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish that task, the Investment Manager establishes an economic forecast based on its short term and long term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.


                    The Portfolio may invest up to 35% of its net assets in corporate debt securities (including zero coupon securities) rated Aa or better by Moody's or AA or better by S&P, U.S. Government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and preferred stocks.


                    The Portfolio may invest in securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depository Receipts.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stock. In particular the price of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions. Stocks of small and medium capitalization companies in which the Portfolio may invest pose greater risk of volatility than is customarily associated with larger established companies as well as certain other additional risks.

                    Another principal risk relates to the Portfolio's investments in fixed-income securities. Fixed-income securities involve credit risk and interest rate risk. Credit risk relates to the possibility that an issuer could default on its obligation to pay principal and/or interest. Interest rate risk relates to the possibility that the value of securities may be adversely affected by fluctuations in interest rates.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Equity Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991   59.05%
'92     0.05%
'93    19.72%
'94    -4.91%
'95    42.53%
'96    12.36%
'97    37.43%
'98    30.45%
'99    58.59%
2000  -12.35%


                    Year-to-date total return as of March 31, 2001 was -20.81%.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 38.61% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -13.45% (quarter ended December 31, 2000).



                    * The Fund commenced offering Class Y shares of each Portfolio on June 5, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses. Year-to-date total returns for Class Y shares of the Portfolio as of March 31, 2001 was -20.89%.



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
----------------------------------------------------------------------------------------------------------------
                                                                PAST 1 YEAR      PAST 5 YEARS      PAST 10 YEARS
----------------------------------------------------------------------------------------------------------------
 Equity Portfolio                                                 -12.35%           22.87%            21.87%
----------------------------------------------------------------------------------------------------------------
 S&P 500 Index(1)                                                 -9.10%            18.32%            17.44%
----------------------------------------------------------------------------------------------------------------



(1)                     The Standard and Poor's 500 Index (S&P
                        500-Registered Trademark- Index) is a broad-based index, the performance of which is based on the performance of 500
                        widely- held common stocks chosen for market size, liquidity and industry goup representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and
                        should not be considered an investment.

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]

THE S&P 500 INDEX PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

                    The S&P 500 Index Portfolio seeks to provide investment results that before expenses, correspond to the total return (I.E., the combination of capital changes and income) of the Standard & Poor's-Registered Trademark- 500 Composite Stock Price Index ("S&P 500 Index").


[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


                    The Portfolio will normally invest at least 80% of its assets in common stocks included in the S&P 500 Index. The "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., "passively" manages the Portfolio's assets by investing in stocks in approximately the same proportion as they are represented in the S&P 500 Index. For example, where the common stock of a specific company represents five percent of the Index, the Investment Manager typically will invest five percent of the Portfolio's assets in that stock. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States.


                    The Portfolio may purchase and sell stock index futures to simulate investment in the S&P 500. Generally stock index futures may be employed to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes.

                    The Portfolios may invest in securities referred to as SPDRs (known as "spiders") that are designed to track the S&P 500 Index. SPDRs represent an ownership interest in the SPDR Trust, which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Index. SPDRs trade on the American Stock Exchange like shares of common stock. The Portfolio may invest up to 10% of its total assets in the aggregate in SPDRs.
                             -----------------------------------------

                    "Standard & Poor's-Registered Trademark-,"
                    "S&P-Registered Trademark-,"
                    "S&P 500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the S&P 500 Index Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio. (Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the issuer, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

                    Another risk of investing in the Portfolio arises from its operation as a "passively" managed index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Portfolio. The Portfolio will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Investment Manager will not sell the Portfolio's securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Portfolio shareholders who sell (redeem) Portfolio shares.


                    The performance of the S&P 500 Index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing which will be borne by the Portfolio and any incremental operating costs borne by the Portfolio (E.G., management fee, transfer agency and accounting costs). Accordingly, the performance of the Portfolio may not correlate directly with the performance of the S&P 500 Index.



                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 2 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the S&P 500 Index Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1999  20.23%
2000  -9.38%


                    Year-to-date total return as of March 31, 2001 was -11.87%.



                    During the period shown in the bar chart, the highest return for a calendar quarter was 14.69% (quarter ended
                    December 31, 1999) and the lowest return for a calendar quarter was -7.87% (quarter ended December 31, 2000).



                    * The Fund commenced offering Class Y shares of each Portfolio on June 5, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses. Year-to-date total returns for Class Y shares of the Portfolio as of March 31, 2001 was -12.04%.



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
---------------------------------------------------------------------------------------------------
                                                                                      LIFE OF THE
                                                                                       PORTFOLIO
                                                                 PAST 1 YEAR        (SINCE 5/18/98)
---------------------------------------------------------------------------------------------------
 S&P 500 Index Portfolio                                                -9.38%               7.96%
---------------------------------------------------------------------------------------------------
 S&P 500 Index(1)                                                       -9.10%               8.36%
---------------------------------------------------------------------------------------------------



(1)                     The Standard and Poor's 500 Index (S&P
                        500-Registered Trademark- Index) is a broad-based index, the performance of which is based on the performance of 500
                        widely- held common stocks chosen for market size, liquidity and industry group representation. The Index does not
                        include any expenses, fees or charges. The Index is
                        unmanaged and should not be considered an investment.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]

THE COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Competitive Edge "Best Ideas" Portfolio seeks long-term capital growth.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in common stock of companies included in the "Best Ideas" subgroup of "Global Investing: The Competitive Edge," a research compilation assembled by Morgan Stanley Dean Witter ("MSDW") Equity Research -- and other securities selected by the Portfolio's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc.


                    THE COMPETITIVE EDGE "BEST IDEAS" LIST. MSDW Equity Research is recognized as a world leader in global financial research and provides comprehensive research and in-depth knowledge about general markets and specific companies from around the world. It believes that companies with a sustainable competitive edge in the operations of their businesses are worth more than their weaker competitors. Through its ongoing research and analysis, MSDW Equity Research has developed and undertaken a comprehensive study which it calls "Global Investing: The Competitive Edge" which represents the list of those companies.


                    MSDW Equity Research group's research analysts and strategists presently evaluate approximately 2,100 companies in 21 industry sectors worldwide. An initial comprehensive review was conducted in October 1996 and identified 238 of these companies as having a long-term sustainable competitive advantage in the global arena (the "Competitive Edge List"). The criteria used to select companies that have a global competitive advantage vary according to industry sector. The Competitive Edge List is currently updated periodically. From the Competitive Edge List, MSDW Equity Research then assembles a subgroup of approximately 40 companies which it considers at that time to be the most attractive investment opportunities of the companies identified as having a long-term sustainable competitive advantage in the global arena (the "Competitive Edge 'Best Ideas' List"). The Competitive Edge "Best Ideas" List is updated continuously.



                    It is the intention of the Investment Manager that generally at least 1% and not more than 5% of the Portfolio's net assets will be invested in each company on the Competitive Edge "Best Ideas" List. The Portfolio will purchase any security which is added to the Competitive Edge "Best Ideas" List, and generally will sell a security which is eliminated from the Competitive Edge "Best Ideas" List as soon as practicable after the Competitive Edge "Best Ideas" List has been updated by MSDW Equity Research. Accordingly, securities may be purchased and sold by the Portfolio when such purchases and sales would not be made under traditional investment criteria.

                    The Portfolio may at times purchase securities that are not included on the Competitive Edge "Best Ideas" List but are on the Competitive Edge List or, in the event that the Investment Manager believes that there are no suitable securities on the Competitive Edge List, the Portfolio may purchase securities outside the list. Securities that are not on the Competitive Edge "Best Ideas" List generally will not exceed 35% of the Portfolio's net assets.


                    The Portfolio's investments may include forward currency contracts which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The Portfolio invests principally in securities included on the Competitive Edge "Best Ideas" List which currently consists of 40 companies. As a result of the small universe of stocks in which the Portfolio invests it may be subject to greater risks than would a more diversified company. At times the Portfolio may be restricted in its ability to purchase or sell securities on the Competitive Edge "Best Ideas" List as a result of activities of affiliates of the Investment Manager. In addition, performance of the securities included in the List cannot be used to predict the performance of the Portfolio, an actively managed mutual fund.

                    The Competitive Edge "Best Ideas" List is not compiled with any particular client or product in mind and is not, and will not be, compiled with the Portfolio in mind. When selecting the companies for the list, MSDW Equity Research does not take into account country or currency risks, and country or industry sector diversification concerns. MSDW publishes other lists of recommended securities that could be appropriate for Portfolio investors but which will not be used by the Investment Manager for choosing securities for the Portfolio. MSDW Equity Research could at any time cease publishing the Competitive Edge "Best Ideas" List. In that event the Board of Trustees will make a determination of how to proceed in the best interest of shareholders of the Portfolio consistent with the Portfolio's investment objective.


                    The activities of affiliates of the Investment Manager, including but not limited to Morgan Stanley DW Inc. or Morgan Stanley & Co. Incorporated, may from time to time limit the Portfolio's ability to purchase or sell securities on the Competitive Edge "Best Ideas" List. In addition, the List is available to other clients of MSDW and its affiliates, including the Investment Manager, as well as the Portfolio. The list is also subject to restrictions related to MSDW's other businesses, and particular securities may or may not be on the list due to other business concerns of, or legal restrictions applicable to, MSDW.

                    As a diversified financial services firm, with three primary businesses -- securities, asset management and credit services -- MSDW provides a wide range of financial services to issuers of securities and investors in securities. MSDW and others associated with it may create markets or specialize in, have positions in and affect transactions in securities of companies included on its research lists and may also perform or seek to perform investment banking services for those companies. Within the last three years MSDW may have managed or co-managed public security offerings for companies included on their research lists, and they or their employees may have a long or short position on holdings in the securities, or options on securities, or other related investments of companies included on their research lists.


                    The Portfolio may invest a substantial portion of its assets in foreign securities. Foreign securities investments may be adversely affected by changes in currency exchange rates. In addition, investment in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.



                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 2 calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Competitive Edge "Best Ideas"
                    Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1999   26.88%
2000  -17.39%


                    Year-to-date total return as of March 31, 2001 was -16.70%.



                    During the period shown in the bar chart, the highest return for a calendar quarter was 18.60% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -11.63% (quarter ended December 31, 2000).



                    * The Fund commenced offering Class Y shares of each Portfolio on June 5, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses. Year-to-date total returns for Class Y shares of the Portfolio as of March 31, 2001 was -16.73%.



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
------------------------------------------------------------------------------------------------
                                                                                     LIFE OF
                                                                                    PORTFOLIO
                                                                PAST 1 YEAR      (SINCE 5/18/98)
------------------------------------------------------------------------------------------------
 Competitive Edge "Best Ideas" Portfolio                          -17.39%             1.07%
------------------------------------------------------------------------------------------------
 MSCI World Index(1)                                              -13.18%             6.56%
------------------------------------------------------------------------------------------------


(1)                     The Morgan Stanley Capital International (MSCI) World Index
                        measures performance from a diverse range of global stock
                        markets including securities representative of the market
                        structure of 22 developed market countries in North America,
                        Europe and the Asia/Pacific region. The performance of the
                        Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in
                        dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The
                        Index does not include any expenses, fees or charges. The
                        Index is unmanaged and should not be considered an
                        investment.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]

THE AGGRESSIVE EQUITY PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Aggressive Equity Portfolio seeks long-term capital growth.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 65% of its assets in common stocks and other equity securities of companies that the "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., believes offer the potential for superior earnings growth. The Portfolio's other equity securities may include preferred stocks, securities convertible into common stock, rights and warrants. No more than 25% of the Portfolio's net assets may be invested in foreign equity or fixed-income securities denominated in a foreign currency and traded primarily in non-U.S. markets.


                    The Investment Manager utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens. Company selection is based on the Investment Manager's own analysis and research reports as well as analysis from the equity research departments of recognized securities firms. The Investment Manager has no general criteria as to the market capitalization or asset size of the companies selected for investment and, accordingly, the Portfolio may invest in small and medium-sized companies in addition to larger, more established companies.

                    The Investment Manager utilizes a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify at what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish that task, the Investment Manager establishes an economic forecast based on its short term and long term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.


                    The Portfolio may invest up to 35% of its net assets as follows:


                    - (a) fixed-income securities of U.S. companies,
                      (b) fixed-income securities of foreign companies and governments and international organizations, (c) U.S. Government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and (d) real estate investment trusts (commonly known as "REITs"). However, no more than 5% of the

                        Portfolio's assets may be invested in debt securities rated lower than investment grade, or if unrated of comparable quality as determined by the Investment Manager (commonly known as "junk bonds").

                    - Forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

                    - Put and call options and futures with respect to financial instruments, stock and interest rate indexes and foreign currencies (limit of 5% of its assets for the purchase of put and call options). Options and futures may be used to seek higher returns to seek to protect against a decline in security or currency prices or an increase in prices of securities or currencies that may be purchased.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The Portfolio may invest a substantial portion of its assets in securities issued by small and medium sized companies. Investment in small and medium size companies involves greater risk of volatility than is customarily associated with investment in larger established companies as well as certain other additional risks.

                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]

ANNUAL TOTAL RETURNS


This chart shows the performance of the Portfolio's Class X shares for the past calendar year.



AVERAGE ANNUAL TOTAL RETURNS



This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.

[End Sidebar]


[ICON]              PAST PERFORMANCE

--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Aggressive Equity Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.



                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*


                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2000  -1.75%


                    Year-to-date total return as of March 31, 2001 was -21.38%.



                    During the period shown in the bar chart, the highest return for a calendar quarter was 9.65% (quarter ended September 30, 2000) and the lowest return for a calendar quarter was -13.11% (quarter ended December 31, 2000).



                    * The Fund commenced offering Class Y shares of each Portfolio on June 5, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses. Year-to-date total returns for Class Y shares of the Portfolio as of March 31, 2001 was -21.41%.



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
----------------------------------------------------------------------------------------------------
                                                                                        LIFE OF
                                                                                       PORTFOLIO
                                                                 PAST 1 YEAR        (SINCE 05/04/99)
----------------------------------------------------------------------------------------------------
 Aggressive Equity Portfolio                                            -1.75%           24.29%
----------------------------------------------------------------------------------------------------
 S&P 500 Index(1)                                                       -9.10%            0.68%
----------------------------------------------------------------------------------------------------



(1)                     The Standard and Poor's 500 Index (S&P
                        500-Registered Trademark- Index) is a broad-based index, the performance of which is based on the performance of 500
                        widely- held common stocks chosen for market size,
                        liquidity, and industry group representation. The Index does not include any expenses, fees or charges. The Index is
                        unmanaged and should not be considered an investment.

THE INFORMATION PORTFOLIO

[SIDEBAR]
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Information Portfolio seeks long-term capital appreciation.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 65% of its assets in common stocks and investment grade convertible securities of companies located throughout the world that are engaged in the communications and information industry. The Portfolio normally holds common stocks and other equity securities of companies located in at least three countries, one of which is the United States. It may invest up to 50% of its net assets in the securities (including depository receipts) of foreign companies; however, it will not invest more than 25% of its net assets in any one foreign country. In addition, the Portfolio will not invest more than 10% of its net assets in convertible securities. In deciding which securities to buy, hold or sell, the "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., considers business, economic and political conditions, in addition to the growth potential of the securities.


                    A company is considered to be in the communications and information industry if it derives at least 35% of its revenues or earnings from, or devotes at least 35% of its assets to:

                    - designing, developing, manufacturing, providing or
                      enabling the following products and services: regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer equipment, enabling software, mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; and emerging technologies combining telephone, television and/or computer systems; or

                    - the creation, packaging, distribution, and ownership of
                      entertainment and information programming.


                    The Portfolio may invest up to 35% of its assets in investment grade corporate fixed-income securities and U.S. government securities. The Portfolio's fixed-income investments may include zero coupon securities.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The Portfolio concentrates its investments in the communications and information industry. Because of this concentration, the value of the Portfolio's shares may be more volatile than that of mutual funds that do not similarly concentrate their investments. The communications and information industry may be subject to greater changes in governmental policies and governmental regulation than in many other industries in the United States and worldwide. Regulatory approval requirements, ownership restrictions and restrictions on rates of return and types of services that may be offered may materially affect the products and services of this industry. Additionally, the products and services of companies in this industry may be subject to faster obsolescence as a result of greater competition, advancing technological developments, and changing market and consumer preferences. As a result, the securities of companies in this industry may exhibit greater price volatility than those of companies in other industries.

                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.



                    The Portfolio commenced operations on November 6, 2000 and prior to the date of this PROSPECTUS did not have a full calendar year of performance to report.

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]

THE STRATEGIST PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Strategist Portfolio seeks high total investment return through a fully managed investment policy utilizing equity, fixed-income and money market securities and the writing of covered call and put options.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., will actively allocate the Portfolio's assets among the major asset categories of equity securities, fixed-income securities and money market instruments. Assets are allocated by the Investment Manager based on among other things, its assessment of economic and market trends on different sectors of the market. There is no limit as to the percentage of assets that may be allocated to any one asset class. The Investment Manager does not, however, currently intend to write covered call or put options.

                    Within the equity sector, the Investment Manager actively allocates funds to those economic sectors it expects to benefit from major trends and to individual stocks which it considers to have superior investment potential.

                    Within the fixed-income sector of the market, the Investment Manager seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment grade bonds, including short-term and intermediate-term bonds.

                    Within the money market sector of the market, the Investment Manager seeks to maximize returns by exploiting spreads among short-term instruments.


                    Securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, investment grade debt securities (including zero coupon securities), U.S. Government securities, mortgage-backed securities, including CMOs, asset-backed securities, real estate investment trusts (commonly known as "REITs") and money market instruments. The Portfolio is not limited as to the maturities of the U.S. government securities and other debt securities in which it may invest.



                    The Portfolio may invest up to 20% of its assets in securities issued by foreign governments and foreign private issuers but not more than 10% of its assets in securities denominated in a foreign currency. The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.



                    MORTGAGE-BACKED SECURITIES. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest is a mortgage pass through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.



                    COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively

                    "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.



                    ASSET-BACKED SECURITIES. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payment that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The Portfolio's investment in fixed-income securities are subject to credit risk and interest rate risk. Credit risk refers to a possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debts. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.


                    There are also particular risks associated with the Portfolio's investments in mortgage-backed securities, which include CMOs, and asset-backed securities. For example, mortgage-backed and asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.



                    There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.


                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of broad measures of market performance over time.

[End Sidebar]

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.


[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Strategist Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991  28.26%
'92    7.24%
'93   10.38%
'94    3.94%
'95    9.40%
'96   15.02%
'97   13.71%
'98   26.55%
'99   17.35%
2000   1.64%


                    Year-to-date total return as of March 31, 2001 was -10.21%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 17.60% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -7.88% (quarter ended September 30, 1998).


                    * The Fund commenced offering Class Y shares of each Portfolio on June 5, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses. Year-to-date total returns for Class Y shares of the Portfolio as of March 31, 2001 was -10.27%.



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
-------------------------------------------------------------------------------------------------------------------
                                                                 PAST 1 YEAR        PAST 5 YEARS      PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------------
 Strategist Portfolio                                                    1.64%         14.57%            13.05%
-------------------------------------------------------------------------------------------------------------------
 S&P 500 Index(1)                                                       -9.10%         18.32%            17.44%
-------------------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Government/Credit Index(2)                        11.85%          6.24%             8.00%
-------------------------------------------------------------------------------------------------------------------



(1)                     The Standard and Poor's 500 Index (S&P
                        500-Registered Trademark- Index) is a broad-based index, the performance of which is based on the performance of 500
                        widely- held common stocks chosen for market size, liquidity and industry group representation. The Index does not
                        include any expenses, fees or charges. The Index is
                        unmanaged and should not be considered an investment.
(2)                     The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations,
                        including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

ADDITIONAL INVESTMENT STRATEGY INFORMATION


                    This section provides additional information relating to each Portfolio's principal investment strategies.


                    INVESTMENT DISCRETION. In pursuing each Portfolio's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis - and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others. The Sub-Advisor has a similar degree of discretion.

                    DEFENSIVE INVESTING. Each Portfolio (other than the Money Market Portfolio and the S&P 500 Index Portfolio) may take temporary "defensive" positions in attempting to respond to adverse market conditions. Each Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager or Sub-Advisor, as the case may be, believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When a Portfolio takes a defensive position, it may not achieve its investment objective(s).


                    INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio apply at the time a Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require a Portfolio to sell any Portfolio security. However, a Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any changes.


                    PORTFOLIO TURNOVER. Each Portfolio, other than the S&P 500 Index Portfolio and the Competitive Edge "Best Ideas" Portfolio, may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows recent portfolio turnover rates for each Portfolio (other than the Information Portfolio, which prior to the date of this PROSPECTUS had not commenced operations). A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

ADDITIONAL RISK INFORMATION

                    This section provides additional information relating to the principal risks of investing in the Portfolios.
                    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.
                                            *    *    *
                    The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described. See "The Portfolios" for a description of the investments which each Portfolio may make.
                    FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.
                    Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) Accordingly, a rise in the general level of interest rates may cause the price of a Portfolio's fixed-income securities to fall substantially. As merely illustrative of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.
                               HOW INTEREST RATES AFFECT BOND PRICES


                                                                                       PRICE PER $1,000 OF A BOND IF
                                                                                              INTEREST RATES:
                                                                                 -----------------------------------------
                                                                                     INCREASE                 DECREASE
                                                                                 ----------------         ----------------
                               BOND MATURITY                      COUPON           1%        2%             1%        2%
                               -------------------------------------------------------------------------------------------
                                1 year                             N/A           $1,000    $1,000         $1,000    $1,000
                               -------------------------------------------------------------------------------------------
                                5 years                             5.75%        $  992    $  959         $1,063    $1,101
                               -------------------------------------------------------------------------------------------
                                10 years                            5.75%        $  976    $  913         $1,118    $1,120
                               -------------------------------------------------------------------------------------------
                                30 years                            6.25%        $  973    $  858         $1,287    $1,502
                               -------------------------------------------------------------------------------------------



                    Coupons reflect yields on Treasury securities as of December 31, 2000. The table is not representative of price changes for mortgage-backed securities principally because of prepayments, and it is not representative of junk bonds. In addition, the table is an illustration and does not represent expected yields or share price changes of any Morgan Stanley Dean Witter mutual fund.


                    MORTGAGE-BACKED SECURITIES. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

                    Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce a Portfolio's yield, increase the volatility of the Portfolio and/ or cause a decline in net asset value. Certain mortgage-backed securities in which a Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.


                    COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/ or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, a Portfolio could sustain a loss.



                    ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.


                    JUNK BONDS. A Portfolio's investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Investment Manager or Sub-Advisor (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

                    SECURITIES RATED IN THE LOWEST INVESTMENT GRADE
                    CATEGORY. Investments in the fixed-income securities rated in the lowest investment grade category by Moody's or S&P (Baa by Moody's or BBB by S&P) may have speculative characteristics and therefore changes in economic or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

                    FOREIGN SECURITIES. Foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, a Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.


                    Foreign securities also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.



                    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of a Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.



                    Depository receipts involve substantially identical risks to those associated with direct investment in foreign securities.


                    The foreign securities in which certain of the Portfolios may invest (in particular the Pacific Growth Portfolio) may be issued by companies located in developing countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential loss (as well as gain) than securities of companies located in developed countries.

                    SMALL & MEDIUM CAPITALIZATION COMPANIES. A Portfolio's investments in smaller and medium sized companies carry more risk than investments in larger companies. While some of a Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on a Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for a Portfolio to obtain market quotations based on actual trades, for purposes of valuing a Portfolio's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of a Portfolio's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

                    OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Investment Manager's or the Sub-Advisor's predictions of movements in the direction of the stock, bond, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

                    FORWARD CURRENCY CONTRACTS. A Portfolio's participation in forward currency contracts also involves risks. If the Investment Manager or Sub-Advisor employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.


                    REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs pool investors funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when a Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.

[Sidebar]
MORGAN STANLEY DEAN WITTER ADVISORS INC.

The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Dean Witter Services Company Inc., its wholly-owned subsidiary, had approximately $145 billion in assets under management as of March 31, 2001.

[End Sidebar]

PORTFOLIO MANAGEMENT

                    Morgan Stanley Dean Witter Advisors Inc. is the Investment Manager to each Portfolio. Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and (except for the Pacific Growth and European Growth Portfolios) invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.


                    Each of the Pacific Growth and European Growth Portfolios has retained the Investment Manager to supervise the investment of its assets. The Investment Manager has, in turn, contracted with the Sub-Advisor - Morgan Stanley Investment Management Inc. - to invest each Portfolio's assets, including the placing of orders for the purchase and sale of portfolio securities. The Sub-Advisor also is a subsidiary of Morgan Stanley Dean Witter & Co. Its main business office is located at 1221 Avenue of the Americas, New York, NY 10020.



                    Each Portfolio pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to each Portfolio, and for Portfolio expenses assumed by the Investment Manager. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2000, each Portfolio accrued total compensation to the Investment Manager as set forth in the following table.



                                                                 MANAGEMENT FEES AS A
                                                                PERCENTAGE OF AVERAGE
NAME OF PORTFOLIO                                                  DAILY NET ASSETS
--------------------------------------------------------------------------------------
 The Money Market Portfolio                                              0.50%
--------------------------------------------------------------------------------------
 The Short-Term Bond Portfolio                                           0.45%
--------------------------------------------------------------------------------------
 The Quality Income Plus Portfolio                                       0.50%
--------------------------------------------------------------------------------------
 The High Yield Portfolio                                                0.50%
--------------------------------------------------------------------------------------
 The Utilities Portfolio                                                 0.64%
--------------------------------------------------------------------------------------
 The Income Builder Portfolio                                            0.75%
--------------------------------------------------------------------------------------
 The Dividend Growth Portfolio                                           0.53%
--------------------------------------------------------------------------------------
 The Capital Growth Portfolio                                            0.65%
--------------------------------------------------------------------------------------
 The Global Dividend Growth Portfolio                                    0.75%
--------------------------------------------------------------------------------------
 The European Growth Portfolio                                           0.94%(1)
--------------------------------------------------------------------------------------
 The Pacific Growth Portfolio                                            0.95%(1)
--------------------------------------------------------------------------------------
 The Equity Portfolio                                                    0.49%
--------------------------------------------------------------------------------------
 The S&P 500 Index Portfolio                                             0.40%(2)
--------------------------------------------------------------------------------------
 The Competitive Edge "Best Ideas" Portfolio                             0.65%
--------------------------------------------------------------------------------------
 The Aggressive Equity Portfolio                                         0.75%
--------------------------------------------------------------------------------------
 The Information Portfolio                                               0.75%(3)
--------------------------------------------------------------------------------------
 The Strategist Portfolio                                                0.50%
--------------------------------------------------------------------------------------



(1)                     40% of the Investment Manager's compensation is paid to the
                        Sub-Advisor.
(2)                     The Investment Manager has permanently undertaken to cap
                        total expenses of the S&P 500 Index Portfolio (other than
                        brokerage and 12b-1 fees) at 0.50% of average daily net
                        assets.

(3)                     The management fee shown in the table is the contractual fee that the Fund has agreed to pay respecting the Information
                        Portfolio pursuant to the Fund's Management Agreement with the Investment Manager. In addition, the Investment Manager has agreed to assume all operating expenses (except for
                        brokerage and 12b-1 fees) and waive the compensation
                        provided in its Management Agreement until such time as the
                        Portfolio has $50 million of net assets or until December
                        31, 2001, whichever occurs first.



                    The following individuals are primarily responsible for the day-to-day management of certain of the Portfolios of the Fund. Except as otherwise noted, each individual designated as a primary portfolio manager of a particular Portfolio has been a primary portfolio manager of the Portfolio for over five years or since the inception of the Portfolio (if less than five years) and has been a portfolio manager with the Investment Manager or the Sub-Advisor for over five years.



                    SHORT-TERM BOND PORTFOLIO - The Portfolio is managed by the Taxable Fixed-Income Group. Current members of the team include David Horowitz, a Vice President of the Investment Manager, and Charles Moon, a Vice President of the Investment Manager.



                    QUALITY INCOME PLUS PORTFOLIO - Angelo Manioudakis and
                    Mr. Moon have been the Portfolio's primary portfolio managers since February 2001. Mr. Manioudakis is a Principal of the Investment Manager, the Sub-Advisor and Miller Anderson & Sherrerd, LLP ("MAS").



                    HIGH YIELD PORTFOLIO - Stephen F. Esser, Robert E. Angevine, Gordon W. Loery and Deanna L. Loughnane have been the primary portfolio managers of the Portfolio since January 2001. Mr. Esser is a Managing Director of the Investment Manager, the Sub-Advisor and MAS. Messrs, Angevine and Loery and Ms. Loughnane are Principals of the Investment Manager, the Sub-Advisor and MAS. Ms. Loughnane has been managing portfolios for MAS and investment advisory affiliates of MAS since 1997, prior to which time she was a Vice President and Senior Corporate Bond Analyst for Putnam Investments from 1993-1997.



                    UTILITIES PORTFOLIO - Edward F. Gaylor is the primary portfolio manager of the equity portion of the Portfolio, assisted by Ronald B. Silvestri, and Messrs. Manioudakis and Moon are the primary portfolio managers of the fixed-income portion of the Portfolio. Mr. Gaylor is a Principal of the Investment Manager and Mr. Silvestri, a Vice President of the Investment Manager, has assisted Mr. Gaylor since May 2000. Messrs. Manioudakis and Moon have been primary portfolio managers of the Portfolio since February 2001.



                    INCOME BUILDER PORTFOLIO - Paul D. Vance, a Managing Director of the Investment Manager, and Catherine Maniscalco, a Vice President of the Investment Manager are the primary portfolio managers of the Portfolio.
                    Ms. Maniscalco has been a primary portfolio manager of the Portfolio since August 1999.



                    DIVIDEND GROWTH PORTFOLIO - The Portfolio is managed by the Large-Cap Value Equity Team. Current members of the team include Mr. Vance and Richard Behler, a Principal of the Investment Manager.



                    CAPITAL GROWTH PORTFOLIO - Peter Hermann, a Vice President of the Investment Manager, has been the primary portfolio manager of the Portfolio since May 1996. Effective December 2001, the Portfolio will be managed by the Capital Growth team of the Large Cap Growth Equity Group. Current members of the team include Peter Hermann, a Vice President of the Investment Manager, and Gustave Scacco, an Assistant Vice President of the Investment Manager.



                    GLOBAL DIVIDEND GROWTH PORTFOLIO - The Portfolio is managed by the Large Cap Value Equity team. Current members of the team include Mr. Vance and Matthew Haynes, a Vice President of the Investment Manager.



                    EUROPEAN GROWTH PORTFOLIO - Jeremy Lodwick, a Principal of the Sub-Advisor, has been the primary portfolio manager of the Portfolio since December 1998. Prior thereto,
                    Mr. Lodwick was a portfolio manager with Morgan Grenfell Investment Services Limited for over five years, where he was the Portfolio's primary portfolio manager from April 1994 to April 1998.



                    PACIFIC GROWTH PORTFOLIO - Ashutosh Sinha, a Principal of the Sub-Advisor, has been a primary portfolio manager of the Portfolio since November 1998. John R. Alkire, a Managing Director of the Sub-Advisor and President of Morgan Stanley Investment Advisory, Japan, has been a primary portfolio manager of the Portfolio since May 1999. Prior to joining the Sub-Advisor in June 1995, Mr. Sinha was an analyst at SBI Funds Management Ltd. (1993-1995).



                    EQUITY PORTFOLIO - Michelle Kaufman, a Managing Director of the Investment Manager, has been a primary portfolio manager of the Portfolio since May 1996, and has been the sole primary portfolio manager of the Portfolio since
                    December 1996.



                    S&P 500 INDEX PORTFOLIO - Guy G. Rutherfurd, Jr., a Managing Director of the Investment Manager, and Kevin Jung, Vice President of the Investment Manager, have been the primary portfolio managers of the Portfolio since May 1999. Prior to that date, Mr. Jung had assisted the former primary portfolio manager of the Portfolio since October 1998. Mr. Rutherfurd has been a portfolio manager with the Investment Manager since February 1997, prior to which time he was Executive Vice President and Chief Investment Officer of Nomura Asset Management (U.S.A.) Inc. (May 1992-February
                    1997). Mr. Jung has been a portfolio manager with the Investment Manager since September 1997, prior to which time he was a Vice President and portfolio manager with UBS Asset Management (NY) Inc. (April 1993-August 1997).



                    COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO - Mark Bavoso, a Managing Director of the Investment Manager, is the primary portfolio manager of the Portfolio. Effective July 2001, the Portfolio will be managed by the Competitive Edge -- Best Ideas team of the Sector Fund Equity Group. Current members of the team include Mark Bavoso, a Managing Director of the Investment Manager, and Robert Rossetti, a Vice President of the Investment Manager.



                    AGGRESSIVE EQUITY PORTFOLIO - Anita H. Kolleeny, a Managing Director of the Investment Manager, is the primary portfolio manager of the Portfolio and co-management is provided by Ms. Kaufman.



                    INFORMATION PORTFOLIO - Mr. Rutherfurd and Armon Bar-Tur, a Principal of the Investment Manager, are the primary portfolio managers of the Portfolio.

                    Mr. Bar-Tur has been a portfolio manager with the Investment Manager since October 1996, prior to which time he was a research analyst with Merrill Lynch Asset Management. Effective May 2001, the Portfolio will be managed by the Information team of the Sector Fund Equity Group. Current members of the team include Armon Bar-Tur, a Principal of the Investment Manager, and Thomas Bergeron, a Vice President of the Investment Manager.



                    STRATEGIST PORTFOLIO - Mr. Bavoso is the Portfolio's primary portfolio manager responsible for overall asset allocation and investment of the equity portion of the Portfolio. Mr. Bavoso has been the primary portfolio manager of the Portfolio since January 1994. Messrs. Manioudakis and Moon have been the primary portfolio managers responsible for managing the fixed-income portion of the Portfolio since February 2001.

SHAREHOLDER INFORMATION

[ICON]              PRICING FUND SHARES
--------------------------------------------------------------------------------
                    The price of shares of each Portfolio called "net asset value," is based on the value of its portfolio securities.

                    The net asset value for each Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

                    The value of each Portfolio's securities (other than the Money Market Portfolio) is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager (or, if applicable, the Sub-Advisor) determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the applicable Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

                    An exception to the general policy of using market prices concerns each Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

                    The Money Market Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market forces.

[ICON]              PLAN OF DISTRIBUTION
--------------------------------------------------------------------------------

                    Each Portfolio has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. Class Y shares of each Portfolio are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of each Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows each Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of each Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[ICON]              DISTRIBUTIONS
--------------------------------------------------------------------------------
                    Each Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." Each Portfolio earns income from stocks and/or interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." Each Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

                    Dividends from net investment income and capital gains distributions, if any, are declared and paid as follows:

                                                                                           NET REALIZED
                                                                                           CAPITAL GAINS
                                                             DIVIDENDS                     DISTRIBUTIONS
                               --------------------------------------------------------------------------------------
                                MONEY MARKET PORTFOLIO       Declared and paid on each     Declared and paid at least
                                                             day the New York Stock        once per calendar year,
                                                             Exchange is open to           net short-term gains may
                                                             shareholders as of the        be paid more frequently
                                                             close of business the
                                                             preceding business day
                               --------------------------------------------------------------------------------------
                                SHORT-TERM BOND, QUALITY     Declared and paid monthly     Declared and paid at least
                                INCOME PLUS AND HIGH                                       once per year
                                YIELD PORTFOLIOS
                               --------------------------------------------------------------------------------------
                                UTILITIES, INCOME            Declared and paid             Declared and paid at least
                                BUILDER, DIVIDEND GROWTH,    quarterly                     once per calendar year
                                EQUITY AND STRATEGIST
                                PORTFOLIOS
                               --------------------------------------------------------------------------------------
                                CAPITAL GROWTH, EUROPEAN     Declared and paid at least    Declared and paid at least
                                GROWTH, GLOBAL DIVIDEND      once per calendar year        once per calendar year
                                GROWTH, PACIFIC GROWTH,
                                S&P 500 INDEX,
                                COMPETITIVE EDGE "BEST
                                IDEAS," AGGRESSIVE EQUITY
                                AND INFORMATION
                                PORTFOLIOS
                               --------------------------------------------------------------------------------------

[ICON]              TAX CONSEQUENCES
--------------------------------------------------------------------------------
                    For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

FINANCIAL HIGHLIGHTS


          The financial highlights table is intended to help you understand the financial performance of each Portfolio's Class X and Class Y shares for the periods indicated. The Fund commenced offering Class Y shares of each Portfolio on June 5, 2000. Prior to that date, the Fund issued one Class of shares of each Portfolio, which, as of May 1, 2000, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions).



                                            NET ASSET      NET
                                              VALUE     INVESTMENT    NET REALIZED    TOTAL FROM
                                            BEGINNING     INCOME     AND UNREALIZED   INVESTMENT   DIVIDENDS TO    DISTRIBUTIONS
YEAR ENDED DECEMBER 31,                     OF PERIOD     (LOSS)      GAIN (LOSS)     OPERATIONS   SHAREHOLDERS   TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET
 CLASS X SHARES
 1996                                        $ 1.00       $0.050         --             $0.050       $(0.050)         --
---------------------------------------------------------------------------------------------------------------------------------
 1997                                          1.00        0.051         --              0.051        (0.051)         --
---------------------------------------------------------------------------------------------------------------------------------
 1998                                          1.00        0.051         --              0.051        (0.051)         --
---------------------------------------------------------------------------------------------------------------------------------
 1999                                          1.00        0.047         --              0.047        (0.047)         --
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)                                       1.00        0.058         --              0.058        (0.058)         --
---------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                                       1.00        0.033         --              0.033        (0.033)         --
---------------------------------------------------------------------------------------------------------------------------------
 SHORT-TERM BOND
 CLASS X SHARES
 1999(e)                                      10.00         0.27         $(0.12)          0.15         (0.27)         --
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)                                       9.88         0.51           0.05           0.56         (0.48)         --
---------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                                       9.86         0.28           0.09           0.37         (0.28)         --
---------------------------------------------------------------------------------------------------------------------------------
 QUALITY INCOME PLUS
 CLASS X SHARES
 1996                                         10.96         0.71          (0.58)          0.13         (0.72)         --
---------------------------------------------------------------------------------------------------------------------------------
 1997                                         10.37         0.70           0.40           1.10         (0.70)         --
---------------------------------------------------------------------------------------------------------------------------------
 1998                                         10.77         0.68           0.23           0.91         (0.68)         --
---------------------------------------------------------------------------------------------------------------------------------
 1999                                         11.00         0.67          (1.14)         (0.47)        (0.67)         --
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)                                       9.86         0.68           0.37           1.05         (0.69)         --
---------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                                       9.80         0.38           0.42           0.80         (0.39)         --
---------------------------------------------------------------------------------------------------------------------------------
 HIGH YIELD
 CLASS X SHARES
 1996                                          6.26         0.77          (0.06)          0.71         (0.79)         --
---------------------------------------------------------------------------------------------------------------------------------
 1997                                          6.18         0.75          (0.06)          0.69         (0.75)         --
---------------------------------------------------------------------------------------------------------------------------------
 1998                                          6.12         0.71          (1.05)         (0.34)        (0.71)         --
---------------------------------------------------------------------------------------------------------------------------------
 1999                                          5.07         0.68          (0.74)         (0.06)        (0.68)         --
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)                                       4.33         0.66          (1.90)         (1.24)        (0.66)         --
---------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                                       3.92         0.37          (1.48)         (1.11)        (0.38)         --
---------------------------------------------------------------------------------------------------------------------------------
 UTILITIES
 CLASS X SHARES
 1996                                         14.68         0.55           0.70           1.25         (0.55)          $(0.04)
---------------------------------------------------------------------------------------------------------------------------------
 1997                                         15.34         0.57           3.46           4.03         (0.57)           (0.21)
---------------------------------------------------------------------------------------------------------------------------------
 1998                                         18.59         0.57           3.68           4.25         (0.57)           (1.02)
---------------------------------------------------------------------------------------------------------------------------------
 1999                                         21.25         0.55           2.08           2.63         (0.55)           (0.43)
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)                                      22.90         0.49           0.17           0.66         (0.49)           (1.38)
---------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                                      22.98         0.24           0.19           0.43         (0.35)           (1.38)
---------------------------------------------------------------------------------------------------------------------------------

The information for the fiscal year ended December 31, 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information for Class X shares for prior fiscal periods has been audited by other independent accountants.



Further information about the performance of the Portfolios of the Fund is contained in the annual report. See the discussion under the caption "Charges and Other Deductions" in the accompanying prospectus for either the Variable Annuity Contracts or the Variable Life Contracts issued by the applicable insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.



                                                                          NET ASSETS   RATIOS TO AVERAGE NET ASSETS
                            TOTAL                                           END OF     -----------------------------   PORTFOLIO
                        DIVIDENDS AND   NET ASSET VALUE                     PERIOD                   NET INVESTMENT    TURNOVER
YEAR ENDED DECEMBER 31, DISTRIBUTIONS    END OF PERIOD    TOTAL RETURN+    (000'S)      EXPENSES      INCOME (LOSS)      RATE
--------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET
 CLASS X SHARES
 1996                      $(0.050)         $ 1.00              5.11%      $340,238       0.52%            4.97%          N/A
--------------------------------------------------------------------------------------------------------------------------------
 1997                       (0.051)           1.00              5.23        335,578       0.52             5.10           N/A
--------------------------------------------------------------------------------------------------------------------------------
 1998                       (0.051)           1.00              5.18        442,034       0.52             5.04           N/A
--------------------------------------------------------------------------------------------------------------------------------
 1999                       (0.047)           1.00              4.80        435,643       0.52             4.68           N/A
--------------------------------------------------------------------------------------------------------------------------------
 2000(a)                    (0.058)           1.00              6.01        358,793       0.52             5.83           N/A
--------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                    (0.033)           1.00              3.37(1)      13,813       0.77(2)          5.86(2)        N/A
--------------------------------------------------------------------------------------------------------------------------------
 SHORT-TERM BOND
 CLASS X SHARES
 1999(e)                     (0.27)           9.88              1.56(1)       3,175       0.62(2)(5)       4.83(2)(5)      56%(1)
--------------------------------------------------------------------------------------------------------------------------------
 2000(a)                     (0.48)           9.96              5.85          6,427       0.98             5.08            16
--------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                     (0.28)           9.95              3.82(1)       1,430       1.17(2)          5.00(2)         16
--------------------------------------------------------------------------------------------------------------------------------
 QUALITY INCOME PLUS
 CLASS X SHARES
 1996                        (0.72)          10.37              1.56        474,660       0.53             6.84           182
--------------------------------------------------------------------------------------------------------------------------------
 1997                        (0.70)          10.77             11.09        474,990       0.53             6.71           171
--------------------------------------------------------------------------------------------------------------------------------
 1998                        (0.68)          11.00              8.67        547,583       0.52             6.23           152
--------------------------------------------------------------------------------------------------------------------------------
 1999                        (0.67)           9.86             (4.32)       456,132       0.52             6.45           119
--------------------------------------------------------------------------------------------------------------------------------
 2000(a)                     (0.69)          10.22             11.09        406,508       0.52             6.90           105
--------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                     (0.39)          10.21              8.31(1)       5,176       0.77(2)          6.53(2)        105
--------------------------------------------------------------------------------------------------------------------------------
 HIGH YIELD
 CLASS X SHARES
 1996                        (0.79)           6.18             11.98        259,549       0.51            12.59            57
--------------------------------------------------------------------------------------------------------------------------------
 1997                        (0.75)           6.12             11.87        368,061       0.53            12.44            95
--------------------------------------------------------------------------------------------------------------------------------
 1998                        (0.71)           5.07             (6.20)       364,079       0.53            12.27            93
--------------------------------------------------------------------------------------------------------------------------------
 1999                        (0.68)           4.33             (1.33)       279,683       0.53            14.05            48
--------------------------------------------------------------------------------------------------------------------------------
 2000(a)                     (0.66)           2.43            (32.22)       128,646       0.54            17.40             9
--------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                     (0.38)           2.43            (30.02)(1)      1,947       0.79(2)         20.95(2)          9
--------------------------------------------------------------------------------------------------------------------------------
 UTILITIES
 CLASS X SHARES
 1996                        (0.59)          15.34              8.68        440,662       0.67             3.61             9
--------------------------------------------------------------------------------------------------------------------------------
 1997                        (0.78)          18.59             27.15        458,134       0.67             3.48            13
--------------------------------------------------------------------------------------------------------------------------------
 1998                        (1.59)          21.25             23.76        560,803       0.67             2.89             7
--------------------------------------------------------------------------------------------------------------------------------
 1999                        (0.98)          22.90             12.71        580,487       0.67             2.51            10
--------------------------------------------------------------------------------------------------------------------------------
 2000(a)                     (1.87)          21.69              3.03        551,734       0.66             2.16            13
--------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                     (1.73)          21.68              2.07(1)      19,069       0.91(2)          1.93(2)         13
--------------------------------------------------------------------------------------------------------------------------------

                                            NET ASSET      NET
                                              VALUE     INVESTMENT    NET REALIZED    TOTAL FROM
                                            BEGINNING     INCOME     AND UNREALIZED   INVESTMENT   DIVIDENDS TO    DISTRIBUTIONS
YEAR ENDED DECEMBER 31,                     OF PERIOD     (LOSS)      GAIN (LOSS)     OPERATIONS   SHAREHOLDERS   TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------------------
 INCOME BUILDER
 CLASS X SHARES
 1997(c)                                     $10.00        $0.44         $ 1.76         $ 2.20        $(0.44)         --
---------------------------------------------------------------------------------------------------------------------------------
 1998                                         11.76         0.56          (0.19)          0.37         (0.56)          $(0.11)
---------------------------------------------------------------------------------------------------------------------------------
 1999                                         11.46         0.58           0.21           0.79         (0.56)           (0.25)++
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)                                      11.44         0.55          (0.54)          0.01         (0.56)           (0.03)++
---------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                                      11.15         0.32          (0.21)          0.11         (0.39)           (0.02)++
---------------------------------------------------------------------------------------------------------------------------------
 DIVIDEND GROWTH
 CLASS X SHARES
 1996                                         15.59         0.41           3.22           3.63         (0.41)           (0.41)
---------------------------------------------------------------------------------------------------------------------------------
 1997                                         18.40         0.41           4.20           4.61         (0.41)           (1.00)
---------------------------------------------------------------------------------------------------------------------------------
 1998                                         21.60         0.41           2.58           2.99         (0.41)           (2.05)
---------------------------------------------------------------------------------------------------------------------------------
 1999                                         22.13         0.39          (0.55)         (0.16)        (0.39)           (3.26)
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)                                      18.32         0.31           0.02           0.33         (0.33)           (3.82)
---------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                                      17.79         0.12           0.62           0.74         (0.22)           (3.82)
---------------------------------------------------------------------------------------------------------------------------------
 CAPITAL GROWTH
 CLASS X SHARES
 1996                                         15.22         0.08           1.65           1.73         (0.03)           (0.27)
---------------------------------------------------------------------------------------------------------------------------------
 1997                                         16.65         0.01           3.90           3.91         (0.08)           (2.19)
---------------------------------------------------------------------------------------------------------------------------------
 1998                                         18.29        (0.05)          3.59           3.54        --                (1.47)
---------------------------------------------------------------------------------------------------------------------------------
 1999                                         20.36        --              6.12           6.12        --                (2.75)
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)                                      23.73         0.10           0.28           0.38        --                (4.05)
---------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                                      24.55         0.03          (0.50)         (0.47)       --                (4.05)
---------------------------------------------------------------------------------------------------------------------------------
 GLOBAL DIVIDEND GROWTH
 CLASS X SHARES
 1996                                         11.69         0.24           1.75           1.99         (0.24)           (0.31)
---------------------------------------------------------------------------------------------------------------------------------
 1997                                         13.13         0.22           1.37           1.59         (0.23)           (0.60)
---------------------------------------------------------------------------------------------------------------------------------
 1998                                         13.89         0.24           1.45           1.69         (0.24)           (1.52)
---------------------------------------------------------------------------------------------------------------------------------
 1999                                         13.82         0.27           1.71           1.98         (0.29)           (1.07)
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)                                      14.44         0.24          (0.64)         (0.40)        (0.09)           (1.22)
---------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                                      13.96         0.08          (0.11)         (0.03)       --                (1.22)
---------------------------------------------------------------------------------------------------------------------------------
 EUROPEAN GROWTH
 CLASS X SHARES
 1996                                         17.53         0.17           4.91           5.08         (0.04)           (1.01)
---------------------------------------------------------------------------------------------------------------------------------
 1997                                         21.56         0.21           3.19           3.40         (0.24)           (1.18)
---------------------------------------------------------------------------------------------------------------------------------
 1998                                         23.54         0.15           5.53           5.68         (0.31)           (1.73)
---------------------------------------------------------------------------------------------------------------------------------
 1999                                         27.18         0.25           6.91           7.16         (0.19)           (2.68)
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)                                      31.47         0.13          (1.43)         (1.30)        (0.18)           (4.62)
---------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                                      32.26        (0.03)         (2.10)         (2.13)        (0.18)           (4.62)
---------------------------------------------------------------------------------------------------------------------------------

                                                                          NET ASSETS   RATIOS TO AVERAGE NET ASSETS
                            TOTAL                                           END OF     -----------------------------   PORTFOLIO
                        DIVIDENDS AND   NET ASSET VALUE                     PERIOD                   NET INVESTMENT    TURNOVER
YEAR ENDED DECEMBER 31, DISTRIBUTIONS    END OF PERIOD    TOTAL RETURN+    (000'S)      EXPENSES      INCOME (LOSS)      RATE
--------------------------------------------------------------------------------------------------------------------------------
 INCOME BUILDER
 CLASS X SHARES
 1997(c)                    $(0.44)         $11.76            22.38%(1)   $   55,423      0.15%(2)(3)       5.73%(2)(3)     41%(1)
--------------------------------------------------------------------------------------------------------------------------------
 1998                        (0.67)          11.46             3.21           87,769      0.81             5.09            54
--------------------------------------------------------------------------------------------------------------------------------
 1999                        (0.81)          11.44             7.06           81,616      0.81             4.98            43
--------------------------------------------------------------------------------------------------------------------------------
 2000(a)                     (0.59)          10.86             0.17           59,383      0.81             5.07            51
--------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                     (0.41)          10.85             1.06(1)           965      1.06(2)          5.17(2)         51
--------------------------------------------------------------------------------------------------------------------------------
 DIVIDEND GROWTH
 CLASS X SHARES
 1996                        (0.82)          18.40            23.96        1,288,404      0.57             2.46            23
--------------------------------------------------------------------------------------------------------------------------------
 1997                        (1.41)          21.60            25.61        1,905,906      0.54             2.06            28
--------------------------------------------------------------------------------------------------------------------------------
 1998                        (2.46)          22.13            14.28        2,249,927      0.53             1.85            45
--------------------------------------------------------------------------------------------------------------------------------
 1999                        (3.65)          18.32            (2.39)       2,033,814      0.52             1.82            81
--------------------------------------------------------------------------------------------------------------------------------
 2000(a)                     (4.15)          14.50             5.30        1,552,724      0.54             2.07            34
--------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                     (4.04)          14.49             7.65(1)        19,083      0.79(2)          1.59(2)         34
--------------------------------------------------------------------------------------------------------------------------------
 CAPITAL GROWTH
 CLASS X SHARES
 1996                        (0.30)          16.65            11.55           86,862      0.73             0.52            98
--------------------------------------------------------------------------------------------------------------------------------
 1997                        (2.27)          18.29            24.54          127,100      0.71             0.01           139
--------------------------------------------------------------------------------------------------------------------------------
 1998                        (1.47)          20.36            19.63          138,603      0.70            (0.26)          248
--------------------------------------------------------------------------------------------------------------------------------
 1999                        (2.75)          23.73            33.29          171,251      0.72             0.02           575
--------------------------------------------------------------------------------------------------------------------------------
 2000(a)                     (4.05)          20.06             1.28          183,151      0.69             0.43           349
--------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                     (4.05)          20.03            (2.24)(1)        3,551      0.94(2)          0.30(2)        349
--------------------------------------------------------------------------------------------------------------------------------
 GLOBAL DIVIDEND GROWTH
 CLASS X SHARES
 1996                        (0.55)          13.13            17.49          334,821      0.85             1.94            39
--------------------------------------------------------------------------------------------------------------------------------
 1997                        (0.83)          13.89            12.04          481,613      0.84             1.61            48
--------------------------------------------------------------------------------------------------------------------------------
 1998                        (1.76)          13.82            12.53          484,228      0.84             1.68            52
--------------------------------------------------------------------------------------------------------------------------------
 1999                        (1.36)          14.44            14.65          506,929      0.83             1.90            43
--------------------------------------------------------------------------------------------------------------------------------
 2000(a)                     (1.31)          12.73            (2.50)         373,770      0.80             1.88            40
--------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                     (1.22)          12.71             0.07(1)         2,211      1.05(2)          1.14(2)         40
--------------------------------------------------------------------------------------------------------------------------------
 EUROPEAN GROWTH
 CLASS X SHARES
 1996                        (1.05)          21.56            29.99          302,422      1.11             0.97            43
--------------------------------------------------------------------------------------------------------------------------------
 1997                        (1.42)          23.54            16.07          391,441      1.12             1.04            45
--------------------------------------------------------------------------------------------------------------------------------
 1998                        (2.04)          27.18            23.96          510,638      1.11             0.65            56
--------------------------------------------------------------------------------------------------------------------------------
 1999                        (2.87)          31.47            29.11          579,705      1.04             0.87            55
--------------------------------------------------------------------------------------------------------------------------------
 2000(a)                     (4.80)          25.37            (4.92)         508,366      1.00             0.46            78
--------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                     (4.80)          25.33            (7.39)(1)       10,580      1.25(2)         (0.18)(2)        78
--------------------------------------------------------------------------------------------------------------------------------

                                            NET ASSET      NET
                                              VALUE     INVESTMENT    NET REALIZED    TOTAL FROM
                                            BEGINNING     INCOME     AND UNREALIZED   INVESTMENT   DIVIDENDS TO    DISTRIBUTIONS
YEAR ENDED DECEMBER 31,                     OF PERIOD     (LOSS)      GAIN (LOSS)     OPERATIONS   SHAREHOLDERS   TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------------------

 PACIFIC GROWTH

 CLASS X SHARES
 1996                                        $ 9.70        $0.05         $ 0.32         $ 0.37        $(0.11)         --
---------------------------------------------------------------------------------------------------------------------------------
 1997                                          9.96         0.12          (3.82)         (3.70)        (0.14)         --
---------------------------------------------------------------------------------------------------------------------------------
 1998                                          6.12         0.06          (0.75)         (0.69)        (0.28)         --
---------------------------------------------------------------------------------------------------------------------------------
 1999                                          5.15         0.04           3.33           3.37         (0.06)         --
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)                                       8.46        --             (2.78)         (2.78)        (0.12)         --
---------------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                                       7.70        (0.01)         (2.01)         (2.02)        (0.12)         --
---------------------------------------------------------------------------------------------------------------------------------

 EQUITY

 CLASS X SHARES
 1996                                         27.14         0.16           2.70           2.86         (0.16)          $(3.45)
---------------------------------------------------------------------------------------------------------------------------------
 1997                                         26.39         0.18           9.27           9.45         (0.18)           (2.08)
---------------------------------------------------------------------------------------------------------------------------------
 1998                                         33.58         0.25           9.47           9.72         (0.25)           (4.47)
---------------------------------------------------------------------------------------------------------------------------------
 1999                                         38.58         0.22          20.48          20.70         (0.22)           (5.18)
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)                                      53.88         0.30          (6.46)         (6.16)        (0.29)           (7.75)
---------------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                                      49.12         0.21          (1.68)         (1.47)        (0.24)           (7.75)
---------------------------------------------------------------------------------------------------------------------------------

 S&P 500 INDEX

 CLASS X SHARES
 1998(d)                                      10.00         0.06           1.16           1.22        --              --
---------------------------------------------------------------------------------------------------------------------------------
 1999                                         11.22         0.06           2.21           2.27         (0.03)           (0.03)
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)                                      13.43         0.12          (1.37)         (1.25)        (0.07)           (0.06)
---------------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                                      13.47         0.04          (1.34)         (1.30)        (0.07)           (0.06)
---------------------------------------------------------------------------------------------------------------------------------

 COMPETITIVE EDGE "BEST IDEAS"

 CLASS X SHARES
 1998(d)                                      10.00         0.07          (0.25)         (0.18)       --              --
---------------------------------------------------------------------------------------------------------------------------------
 1999                                          9.82         0.06           2.56           2.62         (0.07)         --
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)                                      12.37         0.06          (2.20)         (2.14)        (0.05)         --
---------------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                                      12.03        --             (1.82)         (1.82)        (0.05)         --
---------------------------------------------------------------------------------------------------------------------------------

 AGGRESSIVE EQUITY

 CLASS X SHARES
 1999(e)                                      10.00         0.05           4.55           4.60         (0.03)         --
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)                                      14.57         0.05          (0.30)         (0.25)        (0.01)         --
---------------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                                      14.66         0.03          (0.39)         (0.36)        (0.01)         --
---------------------------------------------------------------------------------------------------------------------------------

 INFORMATION FUND

 CLASS X SHARES
 2000(f)                                      10.00         0.06          (0.75)         (0.69)       --              --
---------------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(f)                                      10.00         0.05          (0.74)         (0.69)       --              --
---------------------------------------------------------------------------------------------------------------------------------

                                                                          NET ASSETS   RATIOS TO AVERAGE NET ASSETS
                            TOTAL                                           END OF     -----------------------------   PORTFOLIO
                        DIVIDENDS AND   NET ASSET VALUE                     PERIOD                   NET INVESTMENT    TURNOVER
YEAR ENDED DECEMBER 31, DISTRIBUTIONS    END OF PERIOD    TOTAL RETURN+    (000'S)      EXPENSES      INCOME (LOSS)      RATE
--------------------------------------------------------------------------------------------------------------------------------

 PACIFIC GROWTH

 CLASS X SHARES
 1996                       $(0.11)         $ 9.96             3.89%      $ 144,536       1.37%            1.01%           50%
--------------------------------------------------------------------------------------------------------------------------------
 1997                        (0.14)           6.12           (37.70)         68,904       1.44             1.09            58
--------------------------------------------------------------------------------------------------------------------------------
 1998                        (0.28)           5.15           (10.40)         52,842       1.51             0.91           112
--------------------------------------------------------------------------------------------------------------------------------
 1999                        (0.06)           8.46            66.09         115,927       1.42             0.85           105
--------------------------------------------------------------------------------------------------------------------------------
 2000(a)                     (0.12)           5.56           (33.46)         64,209       1.21             0.01            46
--------------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                     (0.12)           5.56           (26.72)(1)         728       1.46(2)         (0.20)(2)        46
--------------------------------------------------------------------------------------------------------------------------------

 EQUITY

 CLASS X SHARES
 1996                        (3.61)          26.39            12.36         521,908       0.54             0.58           279
--------------------------------------------------------------------------------------------------------------------------------
 1997                        (2.26)          33.58            37.43         823,090       0.52             0.61           145
--------------------------------------------------------------------------------------------------------------------------------
 1998                        (4.72)          38.58            30.45       1,138,413       0.52             0.73           257
--------------------------------------------------------------------------------------------------------------------------------
 1999                        (5.40)          53.88            58.59       2,083,071       0.51             0.54           323
--------------------------------------------------------------------------------------------------------------------------------
 2000(a)                     (8.04)          39.68           (12.35)      1,818,134       0.50             0.62           402
--------------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                     (7.99)          39.66            (3.99)(1)      31,903       0.75(2)          0.85(2)        402
--------------------------------------------------------------------------------------------------------------------------------

 S&P 500 INDEX

 CLASS X SHARES
 1998(d)                    --               11.22            12.20(1)       48,732      --   (4)          1.85(2)(4)       2(1)
--------------------------------------------------------------------------------------------------------------------------------
 1999                        (0.06)          13.43            20.23         185,963       0.48(5)          1.03(5)          1
--------------------------------------------------------------------------------------------------------------------------------
 2000(a)                     (0.13)          12.05            (9.38)        210,530       0.45             0.88             3
--------------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                     (0.13)          12.04            (9.73)(1)      12,724       0.71(2)          0.60(2)          3
--------------------------------------------------------------------------------------------------------------------------------

 COMPETITIVE EDGE "BEST
IDEAS"

 CLASS X SHARES
 1998(d)                    --                9.82            (1.90)(1)      36,539      --   (4)          1.74(2)(4)      31(1)
--------------------------------------------------------------------------------------------------------------------------------
 1999                        (0.07)          12.37            26.88          62,295       0.56(5)          0.72(5)         54
--------------------------------------------------------------------------------------------------------------------------------
 2000(a)                     (0.05)          10.18           (17.39)         69,882       0.71             0.50            70
--------------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                     (0.05)          10.16           (15.22)(1)       4,666       0.96             0.06            70
--------------------------------------------------------------------------------------------------------------------------------

 AGGRESSIVE EQUITY

 CLASS X SHARES
 1999(e)                     (0.03)          14.57            46.08(1)       38,197       0.52(2)(5)       0.86(2)(5)     108(1)
--------------------------------------------------------------------------------------------------------------------------------
 2000(a)                     (0.01)          14.31            (1.75)        138,657       0.82             0.32           414
--------------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                     (0.01)          14.29            (2.48)(1)      13,392       1.05(2)          0.32(2)        414
--------------------------------------------------------------------------------------------------------------------------------

 INFORMATION FUND

 CLASS X SHARES
 2000(f)                    --                9.31            (6.90)(1)       2,686         --(6)          3.80(2)(6)       1(1)
--------------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(f)                    --                9.31            (6.90)(1)       1,915       0.25(2)(6)       3.55(2)(6)       1(1)
--------------------------------------------------------------------------------------------------------------------------------

                                            NET ASSET      NET
                                              VALUE     INVESTMENT    NET REALIZED    TOTAL FROM
                                            BEGINNING     INCOME     AND UNREALIZED   INVESTMENT   DIVIDENDS TO    DISTRIBUTIONS
YEAR ENDED DECEMBER 31,                     OF PERIOD     (LOSS)      GAIN (LOSS)     OPERATIONS   SHAREHOLDERS   TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------------------

 STRATEGIST

 CLASS X SHARES
 1996                                        $12.45        $0.43         $ 1.39         $ 1.82        $(0.43)          $(0.12)
---------------------------------------------------------------------------------------------------------------------------------
 1997                                         13.72         0.45           1.40           1.85         (0.45)           (0.32)
---------------------------------------------------------------------------------------------------------------------------------
 1998                                         14.80         0.36           3.40           3.76         (0.36)           (1.56)
---------------------------------------------------------------------------------------------------------------------------------
 1999                                         16.64         0.40           2.46           2.86         (0.40)         --
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)                                      19.10         0.50          (0.20)          0.30         (0.48)           (2.26)
---------------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                                      19.29         0.49          (0.51)         (0.02)        (0.36)           (2.26)
---------------------------------------------------------------------------------------------------------------------------------



(a)                     Prior to June 6, 2000, the Fund issued one class of shares.
                        All shares of the Fund held prior to May 1, 2000 have been designated Class X shares.
(b)                     For the period June 6, 2000 (issued date) through
                        December 31, 2000.
Commencement of operations:
(c)                     January 21, 1997.
(d)                     May 18, 1998.
(e)                     May 4, 1999.
(f)                     November 6, 2000.
*                       For the period ending December 31, 2000, the per share
                        amounts were computed using an average number of shares
                        outstanding during the period.
+                       Calculated based on the net asset value as of the last
                        business day of the period.
++                      Distribution from paid-in-capital.
++                      Includes distributions from paid-in-capital of $0.02.
(1)                     Not annualized.
(2)                     Annualized.
(3)                     If the Investment Manager had not assumed all expenses and waived its management fee for the period January 21, 1997
                        through December 3, 1997 for Income Builder, the ratios of expenses and net investment income to average net assets
                        would have been 0.99% and 4.89%, respectively.
(4)                     If the Investment Manager had not assumed all expenses and waived its management fee for the period May 18, 1998
                        through December 31, 1998 for Competitive Edge "Best Ideas"
                        and S&P 500 Index, the ratios of expenses and net investment income to average net assets would have been 0.92% and
                        0.83%, respectively, for Competitive Edge "Best Ideas" and
                        0.59% and 1.26%, respectively, for S&P 500 Index.
(5)                     If the Investment Manager had not assumed all expenses and waived its management fee for the period January 1, 1999
                        through April 30, 1999 for Competitive Edge "Best Ideas" and for the period May 4, 1999 through November 4, 1999 for
                        Short-Term Bond and Aggressive Equity and for the period
                        January 1, 1999 through January 5, 1999 for S&P 500 Index
                        and "capped" the expenses of S&P 500 Index at 0.50% of its daily net asset for the period January 6, 1999 through
                        December 31, 1999, the ratios of expenses and net income
                        (loss) to average net assets would have been 0.77% and
                        0.51%, respectively, for Competitive Edge "Best Ideas",
                        2.38% and 3.07%, respectively, for Short-Term Bond, 1.41%
                        and (0.02)%, respectively, for Aggressive Equity and 0.48%
                        and 1.02%, respectively, for S&P 500 Index.
(6)                     If the Investment Manager had not assumed all expenses
                        (except for Plan of Distribution fees) and waived its
                        management fee for the period November 6, 2000 through
                        December 31, 2000 for Information, the ratios of expenses
                        and net investment income to average net assets would have been 1.82% and 1.98%, respectively, for Class X shares and
                        2.07% and 1.73%, respectively, for Class Y shares.

                                                                          NET ASSETS   RATIOS TO AVERAGE NET ASSETS
                            TOTAL                                           END OF     -----------------------------   PORTFOLIO
                        DIVIDENDS AND   NET ASSET VALUE                     PERIOD                   NET INVESTMENT    TURNOVER
YEAR ENDED DECEMBER 31, DISTRIBUTIONS    END OF PERIOD    TOTAL RETURN+    (000'S)      EXPENSES      INCOME (LOSS)      RATE
--------------------------------------------------------------------------------------------------------------------------------

 STRATEGIST

 CLASS X SHARES
 1996                       $(0.55)         $13.72            15.02%       $423,768       0.52%           3.30%           153%
--------------------------------------------------------------------------------------------------------------------------------
 1997                        (0.77)          14.80            13.71         497,028       0.52            3.09            159
--------------------------------------------------------------------------------------------------------------------------------
 1998                        (1.92)          16.64            26.55         633,934       0.52            2.32             84
--------------------------------------------------------------------------------------------------------------------------------
 1999                        (0.40)          19.10            17.35         729,701       0.52            2.24            120
--------------------------------------------------------------------------------------------------------------------------------
 2000(a)                     (2.74)          16.66             1.64         701,294       0.52            2.68            126
--------------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                     (2.62)          16.65            (0.02)(1)      23,375       0.77(2)         2.77(2)         126
--------------------------------------------------------------------------------------------------------------------------------

NOTES


                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

MORGAN STANLEY DEAN WITTER
VARIABLE INVESTMENT SERIES

                    Additional information about each Portfolio's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. These reports do not cover the Information Portfolio, which prior to the date of this PROSPECTUS had not commenced operations. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Portfolios, or to make shareholder inquiries, please call:

                                           (800) 869-NEWS

                    You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor.


                    Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference
                    Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at
                    (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


              (THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

                                                      MORGAN STANLEY DEAN WITTER
                                                                        VARIABLE
STATEMENT OF ADDITIONAL INFORMATION                                   INVESTMENT

MAY 1, 2001                                                               SERIES


----------------------------------------------------------------------------

    -THE MONEY MARKET PORTFOLIO

    -THE SHORT-TERM BOND PORTFOLIO

    -THE QUALITY INCOME PLUS PORTFOLIO

    -THE HIGH YIELD PORTFOLIO

    -THE UTILITIES PORTFOLIO

    -THE INCOME BUILDER PORTFOLIO

    -THE DIVIDEND GROWTH PORTFOLIO

    -THE CAPITAL GROWTH PORTFOLIO

    -THE GLOBAL DIVIDEND GROWTH PORTFOLIO

    -THE EUROPEAN GROWTH PORTFOLIO

    -THE PACIFIC GROWTH PORTFOLIO

    -THE EQUITY PORTFOLIO

    -THE S&P 500 INDEX PORTFOLIO

    -THE COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO

    -THE AGGRESSIVE EQUITY PORTFOLIO

    -THE INFORMATION PORTFOLIO

    -THE STRATEGIST PORTFOLIO


    This STATEMENT OF ADDITIONAL INFORMATION for the Morgan Stanley Dean Witter Variable Investment Series (the "Fund") is not a prospectus. The Fund's Class X PROSPECTUS and the Fund's Class Y PROSPECTUS (each dated May 1, 2001) provide the basic information you should know before allocating your investment under your variable annuity contract or your variable life contract. Either PROSPECTUS may be obtained without charge from the Fund at its address or telephone number listed below or from the Fund's Distributor, Morgan Stanley Dean Witter Distributors Inc., or from Morgan Stanley DW Inc. at any of its branch offices.



Morgan Stanley Dean Witter
Variable Investment Series
Two World Trade Center
New York, NY 10048
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.     Fund History........................................................    4
II.    Description of the Fund and Its Investments and Risks...............    4
       A.   Classification.................................................    4
       B.   Eligible Purchasers............................................    4
       C.   Investment Strategies and Risks................................    4
       D.   Fund Policies/Investment Restrictions..........................   18
       E.   Portfolio Turnover.............................................   21
III.   Management of the Fund..............................................   21
       A.   Board of Trustees..............................................   21
       B.   Management Information.........................................   21
       C.   Compensation...................................................   28
IV.    Control Persons and Principal Holders of Securities.................   29
V.     Investment Management and Other Services............................   30
       A.   Investment Manager and Sub-Advisor.............................   30
       B.   Principal Underwriter..........................................   32
       C.   Services Provided by the Investment Manager and Sub-Advisor....   32
       D.   Rule 12b-1 Plan................................................   33
       E.   Other Service Providers........................................   35
       F.   Codes of Ethics................................................   35
VI.    Brokerage Allocation and Other Practices............................   35
       A.   Brokerage Transactions.........................................   35
       B.   Commissions....................................................   36
       C.   Brokerage Selection............................................   39
       D.   Directed Brokerage.............................................   40
       E.   Regular Broker-Dealers.........................................   40
VII.   Capital Stock and Other Securities..................................   42
VIII.  Purchase, Redemption and Pricing of Shares..........................   43
       A.   Purchase/Redemption of Shares..................................   43
       B.   Offering Price.................................................   43
IX.    Taxation of the Portfolios and Shareholders.........................   46
X.     Underwriters........................................................   46
XI.    Calculation of Performance Data.....................................   47
XII.   Financial Statements................................................   51
       Appendix--Ratings of Corporate Debt Instruments Investments.........  165

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

"CONTRACT"--Variable annuity contract and/or variable life insurance contract issued by Northbrook Life Insurance Company, Allstate Life Insurance Company of New York, Glenbrook Life and Annuity Company and Paragon Life Insurance Company.

"CONTRACT OWNERS"--Owners of a Contract.


"CUSTODIAN"--The Bank of New York for each Portfolio other than the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO and the INFORMATION PORTFOLIO. The Chase Manhattan Bank for the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO and the INFORMATION PORTFOLIO.



"DISTRIBUTOR"--Morgan Stanley Dean Witter Distributors Inc., a wholly-owned broker-dealer subsidiary of MSDW.


"FINANCIAL ADVISOR"--Morgan Stanley Dean Witter authorized financial services representatives.

"FUND"--Morgan Stanley Dean Witter Variable Investment Series, a registered open-end series investment company currently consisting of seventeen Portfolios.

"INDEPENDENT TRUSTEES"--Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

"INVESTMENT MANAGER"--Morgan Stanley Dean Witter Advisors Inc., a wholly-owned investment advisor subsidiary of MSDW.

"MORGAN STANLEY & CO."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.

"MORGAN STANLEY DEAN WITTER FUNDS"--Registered investment companies (i) for which the Investment Manager serves as the investment advisor; and (ii) that hold themselves out to investors as related companies for investment and investor services.


"MORGAN STANLEY DW"--Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of MSDW.


"MSDW"--Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

"MSDW SERVICES COMPANY"--Morgan Stanley Dean Witter Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

"PORTFOLIO(S)"--The separate investment portfolio(s) of the Fund.


"SUB-ADVISOR"--Morgan Stanley Investment Management Inc., a subsidiary of MSDW (only applicable to the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO).


"TRANSFER AGENT"--Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.

"TRUSTEES"--The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

    The Fund was organized under the laws of the Commonwealth of Massachusetts on February 25, 1983 under the name Dean Witter Variable Annuity Investment Series and is a trust of the type commonly referred to as a Massachusetts Business Trust. Effective February 23, 1988, the Fund's name was changed to Dean Witter Variable Investment Series. On September 1, 1995, the name of the MANAGED ASSETS PORTFOLIO was changed to the STRATEGIST PORTFOLIO. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Variable Investment Series.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, diversified management investment company.

B. ELIGIBLE PURCHASERS

    As discussed in each of the Class X and Class Y PROSPECTUSES, shares of the Fund are sold only to particular insurance companies in connection with variable annuity and/or variable life insurance contracts they issue. It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying funds. Although neither the various insurance companies nor the Fund currently foresee any such disadvantage, the Trustees intend to monitor events in order to identify any material irreconcilable conflict between the interest of variable annuity contract owners and variable life insurance contract owners and to determine what action, if any, should be taken in response thereto.

C. INVESTMENT STRATEGIES AND RISKS

    The following discussion of each Portfolio's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

    CONVERTIBLE SECURITIES. Each Portfolio, other than the MONEY MARKET PORTFOLIO, the S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, may acquire through purchase fixed-income securities which are convertible into common stock ("convertible securities"). In addition, each Portfolio, other than the MONEY MARKET PORTFOLIO, may acquire convertible securities through a distribution by a security held in its portfolio. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege) and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

    To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and to decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by a Portfolio at varying price levels above their investment values and/ or their conversion values in keeping with the Portfolio's objective.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The SHORT-TERM BOND PORTFOLIO, the HIGH YIELD PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL

DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may enter into forward foreign currency exchange contracts ("forward contracts"): to facilitate settlement in an attempt to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. In addition, the SHORT-TERM BOND PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates. Each Portfolio may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial and investment banks) and their customers. Forward contracts only will be entered into with United States banks and their foreign branches or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    When the Fund's Investment Manager believes that a particular foreign currency may experience a substantial movement against the U.S. dollar, it may enter into a forward contract to purchase or sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency. The Portfolios will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities or other assets denominated in that currency.

    The SHORT-TERM BOND PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Portfolios may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

    A Portfolio will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities.


    When required by law, a Portfolio will cause its custodian bank to place cash, U.S. Government Securities, or other appropriate liquid portfolio securities in a segregated account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities placed in the segregated accounts declines additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts.


    Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

    A Portfolio may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

    Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Portfolio's volatility and may involve a significant amount of risk relative to the investment of cash.

    OPTION AND FUTURES TRANSACTIONS. Each of the following Portfolios may engage in transactions in listed and OTC options: the SHORT-TERM BOND PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Portfolio the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Portfolio the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

    COVERED CALL WRITING. Each of the above-named Portfolios is permitted to write covered call options on portfolio securities without limit. Each of the SHORT-TERM BOND PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO may also write covered call options on the U.S. dollar and foreign currencies in which its portfolio securities are denominated, without limit.

    The Portfolio will receive from the purchaser, in return for a call it has written, a "premium," I.E., the price of the option. Receipt of these premiums may better enable the Portfolio to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Portfolio if the securities (or currencies) underlying the option decline in value.

    The Portfolio may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction.

    A call option is "covered" if the Portfolio owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Portfolio's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Portfolio's books.

    Options written by the Portfolio normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

    COVERED PUT WRITING. Each of the Portfolios that may engage in covered call writing may engage in covered put writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Portfolio would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). At any time during the option period, the Portfolio may be required to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if the Portfolio maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Portfolio's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Portfolio's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    PURCHASING CALL AND PUT OPTIONS. Each of the SHORT-TERM BOND PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets and, in the case of each of the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO and the STRATEGIST PORTFOLIO, up to 10% of its total assets. Each of the last three listed Portfolios and the INFORMATION PORTFOLIO may purchase stock index options in amounts not exceeding 5% of its total assets. The purchase of a call option would enable a Portfolio, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable a Portfolio, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

    OPTIONS ON FOREIGN CURRENCIES. The SHORT-TERM BOND PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, and the AGGRESSIVE EQUITY PORTFOLIO may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

    OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Portfolio. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. The Portfolios may engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager or, if applicable, the Sub-Advisor, to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Portfolio may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

    A Portfolio's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

    In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in options, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction.

    Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Portfolios may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    The markets in foreign currency options are relatively new and a Portfolio's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

    STOCK INDEX OPTIONS. Each of the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may invest in options on stock indexes. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

    RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, a Portfolio could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

    When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

    A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

    If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

    FUTURES CONTRACTS. Each of the SHORT-TERM BOND PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may purchase and sell interest rate and index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO, on any foreign government fixed-income security and on various currencies, and with respect to each of the ten listed Portfolios that may engage in futures transactions, on such indexes of U.S. (and, if applicable, foreign securities) as may exist or come into existence.

    A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables a Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables a Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

    Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Portfolio will be able to enter into a closing transaction.


    MARGIN. If a Portfolio enters into a futures contract, it is initially required to deposit an "initial margin" of cash, or U.S. Government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.



    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Portfolio upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Portfolio may be required to make subsequent deposits of cash, U.S. Government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.


    OPTIONS ON FUTURES CONTRACTS. Each of the SHORT-TERM BOND PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. A Portfolio may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Portfolio's total assets, after taking into account unrealized gains and unrealized losses on such contracts into which it has entered; provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of a Portfolio's net assets which may be subject to a hedge position.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Portfolio's securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager (and/or if applicable, the Sub-Advisor) may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Portfolio to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

    Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Portfolio's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Portfolio's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Portfolio's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

    If a Portfolio maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Portfolio, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.


    In addition, if a Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.



    COLLATERALIZED MORTGAGE OBLIGATIONS. The SHORT-TERM BOND PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO and the STRATEGIST PORTFOLIO may invest in CMOs - collateralized mortgage obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio(s) may invest in any class of CMO.


    Certain mortgage-backed securities in which the Portfolio(s) may invest (E.G.,certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

    In addition, the SHORT-TERM BOND PORTFOLIO may invest up to 15% of its net assets in stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO Class"), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases.

    The SHORT-TERM BOND PORTFOLIO may invest up to 10% of its assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

    ASSET-BACKED SECURITIES. The SHORT-TERM BOND PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO and the STRATEGIST PORTFOLIO may invest in asset-backed securities. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. The Portfolio(s) may invest in any type of asset-backed security.


    Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

    ADDITIONAL INFORMATION CONCERNING THE SHORT-TERM BOND PORTFOLIO. The SHORT-TERM BOND PORTFOLIO'S investments in preferred stocks are limited to those rated in one of the four highest categories by a nationally recognized statistical rating organization ("NRSRO") including Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff and Phelps, Inc. and Fitch IBCA, Inc. Investments in securities rated within the four highest rating categories by a NRSRO are considered "investment grade." However, such securities rated within the fourth highest rating category by a NRSRO may have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

    ADDITIONAL INFORMATION CONCERNING THE S&P 500 INDEX PORTFOLIO. The S&P 500 INDEX PORTFOLIO is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of shares of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the S&P 500 INDEX PORTFOLIO is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Portfolio. S&P has no obligation to take the needs of the Portfolio or the owners of shares of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of shares of the Portfolio or in the determination or calculation of the equation by which shares of the Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

    S&P does not guarantee the accuracy or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the S&P 500 INDEX PORTFOLIO, owners of shares of the Portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

    MONEY MARKET SECURITIES. In addition to the short-term fixed-income securities in which the Portfolios may otherwise invest, the Portfolios may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. Government securities, obligations of savings institutions and repurchase agreements. (This section does not apply to the MONEY MARKET PORTFOLIO whose money market instruments are described in the Prospectus.) Such securities are limited to:

    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan association, having total assets of $1 billion or more;

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of a Portfolio's total assets in all such obligations and in all illiquid assets, in the aggregate;

    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or the two highest grades by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

    REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by a Portfolio in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Portfolio. These agreements, which may be viewed as a type of secured lending by the Portfolio, typically involve the acquisition by the Portfolio of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Portfolio will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Portfolio to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Portfolio follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the case of the MONEY MARKET PORTFOLIO, such collateral will consist entirely of securities that are direct obligations of, or that are fully guaranteed as to principal and interest by, the United States or any agency thereof, and/or certificates of deposit, bankers' acceptances which are eligible for acceptance by a Federal Reserve Bank, and, if the seller is a bank, mortgage related securities (as such term is defined in section 3(a)(41) of the Securities Exchange Act of 1934) that at the time the repurchase agreement is entered into are rated in the highest rating category by the "Requisite NRSROs" (as defined in Rule 2a-7 under the Investment Company Act of 1940). Additionally, in the case of the MONEY MARKET PORTFOLIO, the collateral must qualify the repurchase agreement for preferential treatment under the Federal Deposit Insurance Act of the Federal Bankruptcy Code. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. It is the current policy of each Portfolio not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Portfolio, amounts to more than 10% of its total assets in the case of each of the MONEY MARKET PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO and 15% of its net assets in the case of each of the other Portfolios.


    REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each of the SHORT-TERM BOND PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO and may use reverse repurchase agreements for purposes of meeting redemptions or as part of its investment strategy. The SHORT-TERM BOND PORTFOLIO may also use dollar rolls as part of its investment strategy.

    Reverse repurchase agreements involve sales by the Portfolio of assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to purchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

    Dollar rolls involve the Portfolio selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio will forgo principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

    Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage and are considered borrowings by the Portfolio. With respect to each of the QUALITY INCOME PLUS PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, reverse repurchase agreements may not exceed 10% of the Portfolio's total assets.

    INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. Each of the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO the EQUITY PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for a Portfolio to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, a Portfolio would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Portfolio would continue to pay its own investment management fees and other expenses, as a result of which the Portfolio and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

    LENDING PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Portfolio, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Portfolio continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Portfolio will not lend securities with a value exceeding 10% of the Portfolio's total assets.

    As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Portfolio's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Portfolio. Any gain or loss in the market price during the loan period would inure to the Portfolio.

    When voting or consent rights which accompany loaned securities pass to the borrower, a Portfolio will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Portfolio's investment in the loaned securities. The Portfolio will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, each Portfolio other than the S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While a Portfolio will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

    At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Portfolio will also establish a segregated account on its books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

    WHEN, AS AND IF ISSUED SECURITIES. Each Portfolio other than the MONEY MARKET PORTFOLIO, the S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in a Portfolio until the Portfolio determines that issuance of the security is probable. At that time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Portfolio will also establish a segregated account on the Portfolio's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

    The value of a Portfolio's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Portfolio, may not exceed 5% of the value of the

Portfolio's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Portfolio assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. A Portfolio may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of sale.
    PRIVATE PLACEMENTS. As a fundamental policy, which may only be changed by the shareholders of the affected Portfolios, each of the QUALITY INCOME PLUS PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable.
    As a non-fundamental policy, which may be changed by the Trustees, each of the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the INCOME BUILDER PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO may invest up to 10% of its total assets in such restricted securities; each of the HIGH YIELD PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may invest up to 15% of its total assets in such restricted securities; and each of the SHORT-TERM BOND PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO may invest up to 15% of its net assets in such restricted securities. (With respect to these eleven Portfolios, securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent a Portfolio from disposing of them promptly at reasonable prices. A Portfolio may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.
    Rule 144A permits the above-listed Portfolios to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by a Portfolio. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed, as to each of the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO, 10% of the Portfolio's total assets and as to each of the other Portfolios listed above, 15% of the Portfolio's net assets, as more fully described under "Fund Policies/ Investment Restrictions" below. However, investing in Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.
    WARRANTS AND SUBSCRIPTION RIGHTS. The Portfolios, other than the MONEY MARKET PORTFOLIO and the QUALITY INCOME PLUS PORTFOLIO, may acquire warrants and subscription rights attached to other securities. In addition, each of the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may invest up to 5% of its assets in warrants not attached to other securities with a limit of up to 2 % of its total assets in warrants that are not listed on the New York or American Stock Exchange. The COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may invest in warrants which are issued as a distribution by the issuer or a security held in its portfolio. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.
    A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.
    OTHER INVESTMENT VEHICLES. Each of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO and the INFORMATION PORTFOLIO may acquire shares in other invest-ment companies, including foreign investment companies. Investment in foreign investment companies may be the sole or most practical means by which these four Portfolios may participate in certain foreign securities markets. As a shareholder in an investment company, a Portfolio would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time the Portfolio would continue to pay its own investment management fees and other expenses, as a result of which the Portfolio and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in other investment companies.

D. FUND POLICIES/INVESTMENT RESTRICTIONS


    The investment restrictions listed below have been adopted by the Fund as fundamental policies of the Portfolios. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy of a Portfolio may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares of a Portfolio present at a meeting of Fund shareholders, if the holders of 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.


INVESTMENT OBJECTIVES

    The investment objective of each Portfolio is a fundamental policy which may not be changed without the approval of the shareholders of that Portfolio.

RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

    Each Portfolio may not:

     1. Invest more that 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities), or purchase more than 10% of the voting securities, or more than 10% of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class). With regard to the SHORT-TERM BOND PORTFOLIO, the INCOME BUILDER PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO, these limitations apply only as to 75% of the Portfolio's total assets.

     2. Concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, a Portfolio may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or, in the case of the MONEY MARKET PORTFOLIO, to domestic bank obligations (not including obligations issued by foreign branches of such banks). This restriction does not apply, in the case of the UTILITIES PORTFOLIO, to the utilities industry and, in the case of the INFORMATION PORTFOLIO, to the communications and information industry, in which industries these Portfolios will concentrate, respectively.

     3. Except for the SHORT-TERM BOND PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO, invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     4. Purchase or sell commodities or commodity futures contracts, or oil, gas or mineral exploration or developmental programs, except that a Portfolio may invest in the securities of companies which operate, invest in, or sponsor such programs, and (i) the SHORT-TERM BOND PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may purchase or sell futures contracts and related options thereon, (ii) the SHORT-TERM BOND PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO may purchase or sell currency futures contracts and related options thereon and the S&P 500 INDEX PORTFOLIO may purchase or sell index futures contracts.

     5. Borrow money (except insofar as each of the SHORT-TERM BOND PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO may be deemed to have borrowed by entrance into a reverse repurchase agreement (in an amount not exceeding 10% of the Portfolio's total assets, except in the case of the SHORT-TERM BOND PORTFOLIO)), except from banks for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and, in the case of the Portfolios other than the QUALITY INCOME PLUS PORTFOLIO, not for investment or leveraging, provided that borrowing in the aggregate (other than, in the case of the QUALITY INCOME PLUS PORTFOLIO, for investment or leveraging) may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) at the time of such borrowing.

     6. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets.)

     7. Purchase securities on margin (but the Portfolios may obtain short-term loans as are necessary for the clearance of transactions). The deposit or payment by the SHORT-TERM BOND PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, THE INFORMATION PORTFOLIO and the Strategist Portfolio of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

     8. In the case of each Portfolio, other than the SHORT-TERM BOND PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO, purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, in accordance with the provisions of Section 12(d) of the Investment Company Act and any Rules promulgated thereunder.

     9. Make loans of money or securities, except (a) by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) by investing in repurchase agreements; or (c) by lending its portfolio securities, not in excess of 10% of the value of a Portfolio's total assets, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned, provided that lending of portfolio securities is not deemed to be loans in the case of the SHORT-TERM BOND PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO.

    10. In the case of each Portfolio, other than the SHORT-TERM BOND PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO, invest in securities of any issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or any officer or director of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

    11. Purchase or sell real estate; however, the Portfolios may purchase marketable securities of issuers which engage in real estate operations or which invest in real estate or interests therein, including real estate investment trusts and securities which are secured by real estate or interests therein.

    12. Engage in the underwriting of securities except insofar as the Portfolio may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

    13. Invest for the purposes of exercising control or management of another company.

    14. Participate on a joint or a joint and several basis in any securities trading account. The "bunching" of orders of two or more Portfolios (or of one or more Portfolios and of other accounts under the investment management of the Investment Manager) for the sale or purchase of portfolio securities shall not be considered participating in a joint securities trading account.

    15. Issue senior securities as defined in the Investment Company Act except insofar as the Portfolio may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement (or, in the case of the QUALITY INCOME PLUS PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, a reverse repurchase agreement, or, in the case of the SHORT-TERM BOND PORTFOLIO, a reverse repurchase agreement or a dollar roll);
(b) borrowing money in accordance with restrictions described above;
(c) purchasing any security on a when-issued, delayed delivery or forward commitment basis; (d) lending portfolio securities; or (e) purchasing or selling futures contracts, forward foreign exchange contracts or options, if such investments are otherwise permitted for the Portfolio.

RESTRICTIONS APPLICABLE TO RESTRICTED AND ILLIQUID SECURITIES

    16. Each of the QUALITY INCOME PLUS PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may not invest more than 5% of the value of its total assets in securities which are restricted as to disposition under the Federal securities laws or otherwise, provided that this restriction shall not apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held by the Portfolio; however, these Portfolios will attempt to dispose in an orderly fashion of any of these securities to the extent that these, together with other illiquid securities, exceed 10% of the Portfolio's total assets.

    17. Each of the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO may not invest more than 10% of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. In addition, no more than 15% of the EUROPEAN GROWTH PORTFOLIO'S net assets will be invested in such illiquid securities and foreign securities not traded on a recognized domestic or foreign exchange.

RESTRICTIONS APPLICABLE TO THE MONEY MARKET PORTFOLIO ONLY

    The MONEY MARKET PORTFOLIO may not:

     1. Purchase securities for which there are legal or contractual restrictions on resale (I.E., restricted securities).

     2. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

RESTRICTIONS APPLICABLE TO THE QUALITY INCOME PLUS PORTFOLIO ONLY

    The QUALITY INCOME PLUS PORTFOLIO may not acquire any common stocks except when acquired upon conversion of fixed-income securities. The QUALITY INCOME PLUS PORTFOLIO will attempt to dispose in an orderly fashion of any common stocks acquired under these circumstances.

RESTRICTIONS APPLICABLE TO THE HIGH YIELD PORTFOLIO ONLY

    The HIGH YIELD PORTFOLIO may not:

     1. Acquire any common stocks, except (a) when attached to or included in a unit with fixed-income securities; (b) when acquired upon conversion of fixed-income securities; or (c) when acquired upon exercise of warrants attached to fixed-income securities. The HIGH YIELD PORTFOLIO may retain common stocks so acquired, but not in excess of 10% of its total assets.

     2. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

RESTRICTIONS APPLICABLE TO THE DIVIDEND GROWTH PORTFOLIO ONLY

    The DIVIDEND GROWTH PORTFOLIO may not invest more than 5% of the value of its total assets in warrants, including not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

RESTRICTIONS APPLICABLE TO THE EQUITY PORTFOLIO ONLY

    The EQUITY PORTFOLIO may not:

     1. Invest more than 5% of the value of its total assets in warrants, including not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

     2. Purchase non-convertible corporate bonds unless rated at the time of purchase Aa or better by Moody's Investors Service ("Moody's") or AA or better by S&P, or purchase commercial paper unless issued by a U.S. corporation and rated at the time of purchase Prime-1 by Moody's or A-1 by S&P, although it may continue to hold a security if its quality rating is reduced by a rating service below those specified.

     3. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

     4. Invest in securities of foreign issuers, except for (i) securities of Canadian issuers registered under the Securities Exchange Act of 1934 and
(ii) American Depositary Receipts.

E. PORTFOLIO TURNOVER


    For the fiscal years ended December 31, 1999 and 2000, the portfolio turnover rates of the CAPITAL GROWTH PORTFOLIO were 575.04% and 349%, respectively. These variations resulted form the portfolio manager's responses to varying market conditions during these periods.


III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

    The Trustees oversee the management of the Portfolios but do not manage each Portfolio. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that each Portfolio's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to each Portfolio in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and each Portfolio and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and each Portfolio and its shareholders.

B. MANAGEMENT INFORMATION

    TRUSTEES AND OFFICERS.  The Board of the Fund consists of nine
(9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. Six Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, MSDW. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.


    The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the Morgan Stanley Dean Witter Funds (there were 97 such Funds as of the calendar year ended December 31, 2000), are shown below.



   NAME, AGE, POSITION WITH FUND
            AND ADDRESS                           PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------  ----------------------------------------------------------------------
Michael Bozic (60) ................  Retired; Director or Trustee of the Morgan Stanley Dean Witter Funds;
Trustee                              formerly Vice Chairman of Kmart Corporation (December 1998-October
c/o Mayer, Brown & Platt             2000), Chairman and Chief Executive Officer of Levitz Furniture
Counsel to the Independent           Corporation (November 1995-November 1998) and President and Chief
Trustees                             Executive Officer of Hills Department Stores (May 1991-July 1995);
1675 Broadway                        formerly variously Chairman, Chief Executive Officer, President and
New York, New York                   Chief Operating Officer (1987-1991) of the Sears Merchandise Group of
                                     Sears, Roebuck and Co.; Director of Weirton Steel Corporation.
Charles A. Fiumefreddo* (67) ......  Chairman, Director or Trustee and Chief Executive Officer of the
Chairman of the Board,               Morgan Stanley Dean Witter Funds; formerly Chairman, Chief Executive
Chief Executive Officer              Officer and Director of the Investment Manager, the Distributor and
and Trustee                          MSDW Services Company; Executive Vice President and Director of Dean
Two World Trade Center               Witter Reynolds; Chairman and Director of the Transfer Agent; formerly
New York, New York                   Director and/or officer of various MSDW subsidiaries (until June
                                     1998).
Edwin J. Garn (68) ................  Director or Trustee of the Morgan Stanley Dean Witter Funds; formerly
Trustee                              United States Senator (R-Utah)(1974-1992) and Chairman, Senate Banking
c/o Summit Ventures LLC              Committee (1980-1986); formerly Mayor of Salt Lake City, Utah
1 Utah Center                        (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19,
201 S. Main Street                   1985); Vice Chairman, Huntsman Corporation (chemical company);
Salt Lake City, Utah                 Director of Franklin Covey (time management systems), BMW Bank of
                                     North America, Inc. (industrial loan corporation), United Space
                                     Alliance (joint venture between Lockheed Martin and the Boeing
                                     Company) and Nuskin Asia Pacific (multilevel marketing); member of the
                                     Utah Regional Advisory Board of Pacific Corp.; member of the board of various civic and charitable organizations.
Wayne E. Hedien (67) ..............  Retired; Director or Trustee of the Morgan Stanley Dean Witter Funds;
Trustee                              Director of The PMI Group, Inc. (private mortgage insurance); Trustee
c/o Mayer, Brown & Platt             and Vice Chairman of The Field Museum of Natural History; formerly
Counsel to the                       associated with the Allstate Companies (1966-1994), most recently as
 Independent Trustees                Chairman of The Allstate Corporation (March 1993-December 1994) and
1675 Broadway                        Chairman and Chief Executive Officer of its wholly-owned subsidiary,
New York, New York                   Allstate Insurance Company (July 1989-December 1994); director of various other business and charitable organizations.

   NAME, AGE, POSITION WITH FUND
            AND ADDRESS                           PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------  ----------------------------------------------------------------------
James F. Higgins* (53) ............  Chairman of the Private Client Group of MSDW (since August 2000);
Trustee                              Director of the Transfer Agent and Dean Witter Realty Inc.; Director
Two World Trade Center               or Trustee of the Morgan Stanley Dean Witter Funds (since June 2000);
New York, New York                   previously President and Chief Operating Officer of the Private Client
                                     Group of MSDW (May 1999-August 2000), President and Chief Operating
                                     Officer of Individual Securities of MSDW (February 1997-May 1999),
                                     President and Chief Operating Officer of Dean Witter Securities of
                                     MSDW (1995-February 1997), and President and Chief Operating Officer
                                     of Dean Witter Financial (1989-1995) and Director (1985-1997) of Dean
                                     Witter Reynolds.
Dr. Manuel H. Johnson (52) ........  Senior Partner, Johnson Smick International, Inc., a consulting firm;
Trustee                              Co-Chairman and a founder of the Group of Seven Council (G7C), an
c/o Johnson Smick                    international economic commission; Chairman of the Audit Committee and
  International, Inc.                Director or Trustee of the Morgan Stanley Dean Witter Funds; Director
1133 Connecticut Avenue, N.W.        of Greenwich Capital Markets, Inc. (broker-dealer), Independence
Washington, D.C.                     Standards Board (private sector organization governing independence of auditors) and NVR, Inc. (home construction); Chairman and Trustee of the Financial Accounting Foundation (oversight organization of the
                                     Financial Accounting Standards Board); formerly Vice Chairman of the
                                     Board of Governors of the Federal Reserve System and Assistant
                                     Secretary of the U.S. Treasury.
Michael E. Nugent (64) ............  General Partner, Triumph Capital, L.P., a private investment part-
Trustee                              nership; Chairman of the Insurance Committee and Director or Trustee
c/o Triumph Capital, L.P.            of the Morgan Stanley Dean Witter Funds; formerly Vice President,
237 Park Avenue                      Bankers Trust Company and BT Capital Corporation; director of various
New York, New York                   business organizations.
Philip J. Purcell* (57) ...........  Chairman of the Board of Directors and Chief Executive Officer of
Trustee                              MSDW, Dean Witter Reynolds and Novus Credit Services Inc.; Director of
1585 Broadway                        the Distributor; Director or Trustee of the Morgan Stanley Dean Witter
New York, New York                   Funds; Director of American Airlines, Inc. and its parent company, AMR
                                     Corporation; Director and/or officer of various MSDW subsidiaries.
John L. Schroeder (70) ............  Retired; Chairman of the Derivatives Committee and Director or Trustee
Trustee                              of the Morgan Stanley Dean Witter Funds; Director of Citizens
c/o Mayer, Brown & Platt             Communications Company (telecommunications company); formerly
Counsel to the Independent           Executive Vice President and Chief Investment Officer of the Home
  Trustees                           Insurance Company (August 1991-September 1995).
1675 Broadway
New York, New York

   NAME, AGE, POSITION WITH FUND
            AND ADDRESS                           PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------  ----------------------------------------------------------------------
Mitchell M. Merin (47) ............  President and Chief Operating Officer of Morgan Stanley Investment
President                            Management (since December 1998); President and Director (since April
Two World Trade Center               1997) and Chief Executive Officer (since June 1998) of the Investment
New York, New York                   Manager and MSDW Services Company; Chairman, Chief Executive Officer
                                     and Director of the Distributor (since June 1998); Chairman and Chief
                                     Executive Officer (since June 1998) and Director (since January 1998)
                                     of the Transfer Agent; Director of various MSDW subsidiaries; Presi-
                                     dent of the Morgan Stanley Dean Witter Funds (since May 1999); Trustee of various Van Kampen investment companies (since December 1999);
                                     previously Chief Strategic Officer of the Investment Manager and MSDW
                                     Services Company and Executive Vice President of the Distributor
                                     (April 1997-June 1998), Vice President of the Morgan Stanley Dean
                                     Witter Funds (May 1997-April 1999), and Executive Vice President of
                                     Dean Witter, Discover & Co.
Barry Fink (46) ...................  General Counsel (since May 2000) and Managing Director (since December
Vice President,                      2000) of Morgan Stanley Investment Management; Managing Director
Secretary and General Counsel        (since December 2000) and Secretary and General Counsel (since
Two World Trade Center               February 1997) and Director (since July 1998) of the Investment
New York, New York                   Manager and MSDW Services Company; Vice President, Secretary and
                                     General Counsel of the Morgan Stanley Dean Witter Funds (since
                                     February 1997); Vice President and Secretary of the Distributor;
                                     previously, Senior Vice President (March 1997-December 1999), First
                                     Vice President, Assistant Secretary and Assistant General Counsel of
                                     the Investment Manager and MSDW Services Company.
Robert Angevine (50) ..............  Principal of the Investment Manager, the Sub-Advisor and Miller
Vice President                       Anderson & Sherrerd, LLP ("MAS"); Vice President of various Morgan
Two World Trade Center               Stanley Dean Witter Funds.
New York, New York
Armon Bar-Tur (31) ................  Principal of the Investment Manager and portfolio manager with the
Vice President                       Investment Manager (since October 1996); Vice President of various
Two World Trade Center               Morgan Stanley Dean Witter Funds; formerly a research analyst with
New York, New York                   Merrill Lynch Asset Management.
Mark Bavoso (40) ..................  Managing Director of the Investment Manager; Vice President of various
Vice President                       Morgan Stanley Dean Witter Funds.
Two World Trade Center
New York, New York
Richard M. Behler (47) ............  Principal of the Investment Manager and MAS; Vice President of various
Vice President                       Morgan Stanley Dean Witter Funds.
Two World Trade Center
New York, New York
Thomas Bergeron (36) ..............  Vice President of the Investment Manager; previously Fund Analyst
Vice President                       (1997-2001) with the Investment Manager and Financial Analyst with
Two World Trade Center               Bank Boston (1993-1997).
New York, New York

   NAME, AGE, POSITION WITH FUND
            AND ADDRESS                           PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------  ----------------------------------------------------------------------
Stephen F. Esser (36) .............  Managing Director of the Investment Manager, the Sub-Advisor and MAS;
Vice President                       Vice President of various Morgan Stanley Dean Witter Funds.
Two World Trade Center
New York, New York
Edward F. Gaylor (59) .............  Principal of the Investment Manager; Vice President of various Morgan
Vice President                       Stanley Dean Witter Funds.
Two World Trade Center
New York, New York
Rajesh K. Gupta (40) ..............  Managing Director and Chief Administrative Officer - Investments of
Vice President                       the Investment Manager; Vice President of various Morgan Stanley Dean
Two World Trade Center               Witter Funds.
New York, New York
Matthew T. Haynes (35) ............  Vice President of the Investment Manager (since June 1997) and
Vice President                       portfolio manager with the Investment Manager; Vice President or
Two World Trade Center               Assistant Vice President of various Morgan Stanley Dean Witter Funds.
New York, New York
David S. Horowitz (27) ............  Vice President of the Investment Manager and MAS; Vice President of
Vice President                       various Morgan Stanley Dean Witter Funds.
Two World Trade Center
New York, New York
Peter Hermann (41) ................  Vice President and portfolio manager with the Investment Manager; Vice
Vice President                       President of various Morgan Stanley Dean Witter Funds.
Two World Trade Center
New York, New York
Kevin Jung (35) ...................  Vice President of the Investment Manager (since September 1997);
Vice President                       formerly Vice President of UBS Asset Management (NY) Inc. (April
Two World Trade Center               1993-August 1997).
New York, New York
Michelle Kaufman (36) .............  Managing Director (since December 2000) and a portfolio manager of the
Vice President                       Investment Manager; Vice President of various Morgan Stanley Dean
Two World Trade Center               Witter Funds; previously Senior Vice President (February 1999 -
New York, New York                   December 2000), Vice President (June 1997-February 1999) and Assistant
                                     Vice President (May 1995-June 1997) of the Investment Manager.
Anita H. Kolleeny (45) ............  Managing Director of the Investment Manager; Vice President of various
Vice President                       Morgan Stanley Dean Witter Funds.
Two World Trade Center
New York, New York
Gordon W. Loery (40) ..............  Principal of the Investment Manager, the Sub-Advisor and MAS; Vice
Vice President                       President of various Morgan Stanley Dean Witter Funds.
Two World Trade Center
New York, New York
Deanna L. Loughnane (34) ..........  Principal of the Investment Manager, the Sub-Advisor and MAS; Vice
Vice President                       President of various Morgan Stanley Dean Witter Funds, previously,
Two World Trade Center               Vice President and Senior Corporate Bond Analyst for Putnam
New York, New York                   Investments (1993-1997).

   NAME, AGE, POSITION WITH FUND
            AND ADDRESS                           PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------  ----------------------------------------------------------------------
Angelo Manioudakis (34) ...........  Principal of the Investment Manager, the Sub-Advisor and MAS; Vice
Vice President                       President of various Morgan Stanley Dean Witter Funds.
Two World Trade Center
New York, New York
Catherine Maniscalco (37) .........  Vice President (since June 1997) and a portfolio manager (since March
Vice President                       1995) of the Investment Manager; formerly a portfolio management
Two World Trade Center               software product specialist at National Investor Data Services (April
New York, New York                   1994-March 1995).
Charles Moon (34) .................  Vice President of the Investment Manager, the Sub-Advisor and MAS;
Vice President                       Vice President of various Morgan Stanley Dean Witter Funds; formerly
Two World Trade Center               Vice President and Global Banks Analyst for Citigroup (1993-1999).
New York, New York
Jonathan R. Page (54) .............  Managing Director of the Investment Manager; Vice President of various
Vice President                       Morgan Stanley Dean Witter Funds.
Two World Trade Center
New York, New York
Robert Rossetti (53) ..............  Vice President of the Investment Manager.
Vice President
Two World Trade Center
New York, New York
Guy G. Rutherfurd, Jr. (61) .......  Managing Director of the Investment Manager; Vice President of various
Vice President                       Morgan Stanley Dean Witter Funds; formerly Executive Vice President
Two World Trade Center               and Chief Investment Officer of Nomura Asset Management (U.S.A.) Inc.
New York, New York
Gustave Scacco (39) ...............  Assistant Vice President and Equity Analyst of the Investment Manager
Vice President                       (since 1998), formerly Vice President-Finance of Amicale Industries
Two World Trade Center               (1997-1998) and Equity Research Analyst of J&W Seligman & Co. Inc.
New York, New York                   (1993-1997).
Ronald B. Silvestri (35) ..........  Vice President of the Investment Manager (since December 1999);Vice
Vice President                       President of various Morgan Stanley Dean Witter Funds; formerly Senior
Two World Trade Center               Research Analyst with the Investment Manager.
New York, New York
Paul D. Vance (65) ................  Managing Director of the Investment Manager; Vice President of various
Vice President                       Morgan Stanley Dean Witter Funds.
Two World Trade Center
New York, New York
Thomas F. Caloia (55) .............  First Vice President and Assistant Treasurer of the Investment
Treasurer                            Manager, the Distributor and MSDW Services Company; Treasurer of the
Two World Trade Center               Morgan Stanley Dean Witter Funds.
New York, New York


-------------------

* Denotes Trustees who are "interested persons" of the Fund as defined in the Investment Company Act.



    RONALD E. ROBISON, Executive Vice President, Chief Administrative Officer and Director of the Investment Manager and MSDW Services Company and Chief Executive Officer and Director of the Transfer Agent, ROBERT S. GIAMBRONE, Senior Vice President of the Investment Manager, MSDW Services Company, the Distributor and the Transfer Agent and Director of the Transfer Agent,
JOSEPH J. MCALINDEN, Managing Director and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, and KENTON J. HINCHLIFFE and KEVIN HURLEY, Principals of the Investment Manager, are

Vice Presidents of the Fund, and AARON CLARK, Vice President of the Investment Manager, is an Assistant Vice President of the Fund.



    In addition, LOU ANNE D. MCINNIS, CARSTEN OTTO and RUTH ROSSI, Senior Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, TODD LEBO and MARILYN K. CRANNEY, First Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, and NATASHA KASSIAN and GEORGE SILFEN, Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, are Assistant Secretaries of the Fund.


    INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Dean Witter Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.

    The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Portfolio performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have a Rule 12b-1 plan.

    The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.


    The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Portfolios.



    Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.



    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as independent directors/trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of independent directors/trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Dean Witter Funds.

    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.


    The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended December 31, 2000.


                               FUND COMPENSATION


                                                                                                      AGGREGATE
                                                                                                    COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                                                         FROM THE FUND
-------------------------------------------------------------------------------------------------  ---------------
Michael Bozic....................................................................................     $   1,550
Edwin J. Garn....................................................................................         1,600
Wayne E. Hedien..................................................................................         1,600
Dr. Manuel H. Johnson............................................................................         2,350
Michael E. Nugent................................................................................         2,100
John L. Schroeder................................................................................         2,050



    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 2000 for services to the 97 Morgan Stanley Dean Witter Funds that were in operation at December 31, 2000.


            CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS


                                                                                                    TOTAL CASH
                                                                                                 COMPENSATION FOR
                                                                                                  SERVICES TO 97
                                                                                                  MORGAN STANLEY
NAME OF INDEPENDENT TRUSTEE                                                                     DEAN WITTER FUNDS
----------------------------------------------------------------------------------------------  ------------------
Michael Bozic.................................................................................     $    146,917
Edwin J. Garn.................................................................................          151,717
Wayne E. Hedien...............................................................................          151,567
Dr. Manuel H. Johnson.........................................................................          223,655
Michael E. Nugent.............................................................................          199,759
John L. Schroeder.............................................................................          194,809



    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 53 of the Morgan Stanley Dean Witter Funds, including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such independent director/trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.


    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.


    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 2000 and by the 53 Morgan Stanley Dean Witter Funds (including the Fund) for the year ended December 31, 2000, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of December 31, 2000 and from the 53 Morgan Stanley Dean Witter Funds as of December 31, 2000.


   RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY DEAN WITTER FUNDS


                                                                                                    ESTIMATED
                                  FOR ALL ADOPTING FUNDS                                             ANNUAL
                                ---------------------------             RETIREMENT                  BENEFITS
                                ESTIMATED                                BENEFITS                     UPON
                                CREDITED                                ACCRUED AS                RETIREMENT(2)
                                 YEARS         ESTIMATED                 EXPENSES                ---------------
                                OF SERVICE     PERCENTAGE     ------------------------------              FROM
                                  AT              OF                              BY ALL          FROM     ALL
                                RETIREMENT     ELIGIBLE         BY THE           ADOPTING         THE    ADOPTING
NAME OF INDEPENDENT TRUSTEE     (MAXIMUM 10)       COMPENSATION    FUND            FUNDS          FUND    FUNDS
------------------------------  ------------   ------------   -----------      -------------     ------  -------
Michael Bozic.................       10           60.44%            $ 387            $20,001     $  997  $52,885
Edwin J. Garn.................       10           60.44               556             29,348        990   52,817
Wayne E. Hedien...............        9           51.37               727             37,886        848   44,952
Dr. Manuel H. Johnson.........       10           60.44               393             21,187      1,451   77,817
Michael E. Nugent.............       10           60.44               665             36,202      1,299   69,506
John L. Schroeder.............        8           50.37             1,215             65,337        991   53,677


------------------------------


(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount, when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.



(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Eligible Trustee's elections described in Footnote
    (1) above.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, Northbrook Life Insurance Company, Allstate Life Insurance Company of New York and Paragon Life Insurance Company owned all of the outstanding shares of each Class of the Fund for allocation to their respective separate accounts ("Accounts"), none of the Fund's Trustees was a Contract Owner under the Accounts, and the aggre-gate number of shares of each Portfolio of the Fund allocated to Contracts owned by the Fund's officers as a group was less than one percent of each Portfolio's outstanding Class X or Class Y shares.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER AND SUB-ADVISOR

    The Investment Manager to each Portfolio is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, NY 10048. The Investment Manager is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


    The Sub-Advisor to the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO is Morgan Stanley Investment Management Inc., a subsidiary of MSDW and an affiliate of the Investment Manager, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Sub-Advisor was retained to provide sub-advisory services to the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO effective December 1, 1998 and November 1, 1998, respectively.


    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide each Portfolio administrative services, manage its business affairs and, other than with respect to the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, manage its investments, including the placing of orders for the purchase and sale of portfolio securities. With respect to the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, the Investment Manager supervises these Portfolios' investments. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of each Portfolio determined as of the close of each business day:

NAME OF PORTFOLIO                                               INVESTMENT MANAGEMENT FEE RATES
-------------------------------------------  ---------------------------------------------------------------------
The Money Market Portfolio                   0.50% of net assets up to $500 million;
                                             0.425% of net assets exceeding $500 million
                                             but not exceeding $750 million; and
                                             0.375% of net assets exceeding $750 million
The Short-Term Bond Portfolio                0.45% of net assets
The Quality Income Plus Portfolio            0.50% of net assets up to $500 million and
                                             0.45% of net assets exceeding $500 million
The High Yield Portfolio                     0.50% of net assets up to $500 million and
                                             0.425% of net assets exceeding $500 million
The Utilities Portfolio                      0.65% of net assets up to $500 million;
                                             0.55% of net assets exceeding $500 million
                                             but not exceeding $1 billion; and
                                             0.525% of net assets exceeding $1 billion
The Income Builder Portfolio                 0.75% of net assets
The Dividend Growth Portfolio                0.625% of net assets up to $500 million;
                                             0.50% of net assets exceeding $500 million
                                             but not exceeding $1 billion;
                                             0.475% of net assets exceeding $1 billion
                                             but not exceeding $2 billion;
                                             0.45% of net assets exceeding $2 billion
                                             but not exceeding $3 billion; and
                                             0.425% of net assets exceeding $3 billion
The Capital Growth Portfolio                 0.65% of net assets

NAME OF PORTFOLIO                                               INVESTMENT MANAGEMENT FEE RATES
-------------------------------------------  ---------------------------------------------------------------------
The Global Dividend Growth Portfolio         0.75% of net assets up to $1 billion and
                                             0.725% of net assets exceeding $1 billion
The European Growth Portfolio                0.95% of net assets up to $500 million and
                                             0.90% of net assets exceeding $500 million
The Pacific Growth Portfolio                 0.95% of net assets
The Equity Portfolio                         0.50% of net assets up to $1 billion;
                                             0.475% of net assets exceeding $1 billion
                                             but not exceeding $2 billion; and
                                             0.450% of net assets exceeding $2 billion
The S&P 500 Index Portfolio                  0.40% of net assets
The Competitive Edge "Best Ideas" Portfolio  0.65% of net assets
The Aggressive Equity Portfolio              0.75% of net assets
The Information Portfolio                    0.75% of net assets
The Strategist Portfolio                     0.50% of net assets up to $1.5 billion and
                                             0.475% of net assets exceeding $1.5 billion

    With respect to each Portfolio, the management fee is allocated among the Classes pro rata based on the net assets of the Portfolio attributable to each Class.


    For the fiscal years ended December 31, 1998, 1999 and 2000, the Investment Manager accrued compensation under the Management Agreement as follows:



                                                                  COMPENSATION ACCRUED FOR THE FISCAL YEAR ENDED
                                                                                  DECEMBER 31,
                                                                  ----------------------------------------------
NAME OF PORTFOLIO                                                      1998            1999            2000
----------------------------------------------------------------  --------------  --------------  --------------
The Money Market Portfolio......................................  $    1,927,552  $    2,177,536  $    1,929,020
The Short-Term Bond Portfolio...................................       N/A                 2,134          24,424
The Quality Income Plus Portfolio...............................       2,514,720       2,519,733       2,076,692
The High Yield Portfolio........................................       1,946,259       1,657,944       1,093,003
The Utilities Portfolio.........................................       3,160,139       3,606,185       3,671,048
The Income Builder Portfolio....................................         595,359         632,479         497,794
The Dividend Growth Portfolio...................................      10,828,424      11,638,694       8,539,459
The Capital Growth Portfolio....................................         862,257         922,721       1,225,512
The Global Dividend Growth Portfolio............................       3,698,722       3,669,864       3,118,294
The European Growth Portfolio...................................       4,705,416       4,749,793       5,308,859
The Pacific Growth Portfolio....................................         551,718         754,955         969,734
The Equity Portfolio............................................       4,753,680       7,156,661      10,048,377
The S&P 500 Index Portfolio.....................................             -0-         457,843         880,891
The Competitive Edge "Best Ideas" Portfolio.....................             -0-         206,828         504,726
The Aggressive Equity Portfolio.................................       N/A                28,471         901,980
The Information Portfolio.......................................       N/A             N/A                 3,008
The Strategist Portfolio........................................       2,762,516       3,399,095       3,679,250
                                                                  --------------  --------------  --------------
    Total.......................................................  $   38,306,762  $   43,580,936  $   44,472,071
                                                                  ==============  ==============  ==============



    The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.


    Under a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Sub-Advisor and the Investment Manager respecting the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, the Sub-Advisor provides these Portfolios with investment advice and portfolio management, subject to the overall supervision of the Investment Manager. The Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of the Investment Manager's fee, payable in respect of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO.


    The Investment Manager has undertaken to assume operating expenses (except for any brokerage fees, and 12b-1 fees for Class Y shares) of the INFORMATION PORTFOLIO and to waive the compensation provided in its Management Agreement in respect of that Portfolio until such time as the Portfolio has $50 million of net assets or until December 31, 2001, whichever occurs first. Absent such waiver the amount of the management fee for the INFORMATION PORTFOLIO for the period November 6, 2000 (commencement of the Portfolio's operations) through December 31, 2000 would have been $3,008.


B. PRINCIPAL UNDERWRITER

    The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, each Portfolio's shares are distributed by the Distributor. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW.

    The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Portfolios or their shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER AND SUB-ADVISOR

    Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and (except for the PACIFIC GROWTH PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO) invest its assets, including the placing of orders for the purchase and sale of portfolio securities. Each of the PACIFIC GROWTH PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO has retained the Investment Manager to supervise the investment of its assets.


    Under the terms of the Management Agreement, the Investment Manager also maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.


    The services provided by the Sub-Advisor are discussed above under "Investment Manager and Sub-Advisor."

    Expenses not expressly assumed by the Investment Manager under the Management Agreement, by the Sub-Advisor for the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO under the Sub-Advisory Agreement, or by the Distributor, will be paid by the Portfolios. Each Portfolio pays all expenses incurred in its operation and a portion of the Fund's general administration expenses allocated based on the asset sizes of the Portfolios. The Portfolios' direct expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; certain taxes; registration costs of the Fund under federal and state securities laws; shareholder servicing costs, charges and expenses of any outside service used for pricing of the Portfolios' shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (or the Sub-Advisor) (not including compensation or expenses of attorneys who are employees of the Investment Manager (or the Sub-Advisor)); fees and expenses of the Fund's independent auditors; interest on Portfolio borrowings; and all other expenses attributable to a particular Portfolio. The 12b-1 fees relating to Class Y will be allocated directly to Class Y. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

    Expenses which are allocated on the basis of size of the respective Portfolios include the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager (or the Sub-Advisor) or any corporate affiliate of the Investment Manager (or the Sub-Advisor); state franchise taxes; Securities and Exchange Commission fees; membership dues of industry associations; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; and all other costs of the Fund's operations properly payable by the Fund and allocable on the basis of size to the respective Portfolios. Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to the Portfolio or allocated on the basis of the size of the respective Portfolios. The Trustees have determined that this is an appropriate method of allocation of expenses.

    Each of the Management Agreement and the Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager and the Sub-Advisor, respectively, are not liable to the Fund or any of its investors (and, in the case of the Sub-Advisory Agreement, to the Investment Manager) for any act or omission or for any losses sustained by the Fund or its investors.

    Each of the Management Agreement and the Sub-Advisory Agreement will remain in effect from year to year provided continuance of the applicable Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of each affected Portfolio, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. RULE 12b-1 PLAN

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan"). Under the Plan, Class Y shares of each Portfolio bear a distribution fee paid to the Distributor which is accrued daily and payable monthly at the annual rate of 0.25% of the average daily net assets of the Class.

    The Plan provides that each Portfolio's distribution fee shall compensate the Distributor, Dean Witter Reynolds and its affiliates, and other selected broker-dealers for expenses they incur in connection with the distribution of the Portfolio's Class Y shares. These expenses may include: (i) cost incurred in providing personal services to shareholders; (ii) overhead and other branch office distribution-related expenses including, but not limited to, expenses of operating the Distributor's or other broker-dealers' offices used for selling Portfolio shares (E.G., lease and utility costs, salaries and employee benefits of operations and sales support personnel, costs related to client sales seminars and telephone expenses); (iii) printing and mailing costs relating to prospectuses and reports (for new shareholders); and (iv) costs incurred in connection with advertising materials and sales literature.

    Under the Plan, the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the distribution expenses incurred on behalf of each Portfolio during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefor; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund.

    For the period June 5, 2000 (commencement of the offering of Class Y shares) (November 6, 2000 in the case of the INFORMATION PORTFOLIO) through December 31, 2000, Class Y shares of the Portfolios accrued payable under the Plan as follows:



                                                                                        COMPENSATION ACCRUED FOR
                                                                                         THE PERIOD JUNE 5, 2000
NAME OF PORTFOLIO                                                                       THROUGH DECEMBER 31, 2000
-------------------------------------------------------------------------------------  ---------------------------
The Money Market Portfolio...........................................................          $     7,663
The Short-Term Bond Portfolio........................................................                  773
The Quality Income Plus Portfolio....................................................                2,586
The High Yield Portfolio.............................................................                1,873
The Utilities Portfolio..............................................................               10,436
The Income Builder Portfolio.........................................................                  496
The Dividend Growth Portfolio........................................................               10,191
The Capital Growth Portfolio.........................................................                2,595
The Global Dividend Growth Portfolio.................................................                1,533
The European Growth Portfolio........................................................                8,389
The Pacific Growth Portfolio.........................................................                  716
The Equity Portfolio.................................................................               23,340
The S&P 500 Index Portfolio..........................................................                  869
The Competitive Edge "Best Ideas" Portfolio..........................................                3,666
The Aggressive Equity Portfolio......................................................                9,957
The Information Portfolio............................................................                  409
The Strategist Portfolio.............................................................               14,343



    On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination, the Trustees considered: (1) the benefits each Portfolio would be likely to obtain under the Plan, including that without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain a competitive and effective system for distribution and servicing of Contract Owners and maintenance of their accounts; and (2) what services would be provided under the Plan to Contract Owners. Based upon their review, the Trustees, including each of the Independent Trustees, determined that approval of the Plan would be in the best interests of each Portfolio and would have a reasonable likelihood of continuing to benefit the Portfolio and Contract Owners. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the Class Y shareholders of each affected Portfolio, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated as to a Portfolio at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the Investment Company Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


    No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, MSDW Services Company or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Portfolios.

E. OTHER SERVICE PROVIDERS

    (1) TRANSFER AGENT/DIVIDEND-DISBURSING AGENT

    The Transfer Agent is the transfer agent for each Portfolio's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Portfolio shares. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, NJ 07311.

    (2) CUSTODIAN AND INDEPENDENT AUDITORS

    The Bank of New York, 100 Church Street, New York, NY 10007, is the Custodian of each Portfolio's assets other than those of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the INFORMATION PORTFOLIO. The Chase Manhattan Bank, One Chase Plaza, New York, NY 10005, is the Custodian of the assets of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the INFORMATION PORTFOLIO. Any Portfolio's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


    Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


    (3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager, of the Sub-Advisor and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, tabulating proxies and maintaining shareholder records and lists. For these services, the Transfer Agent receives an annual fee of $500 per account from each Portfolio and is reimbursed for its out-of-pocket expenses in connection with such services.

F. CODES OF ETHICS

    The Fund, the Investment Manager, the Sub-Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Trustees, the Investment Manager and, for the PACIFIC GROWTH PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO, the Sub-Advisor are responsible for decisions to buy and sell securities for each Portfolio, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. Certain securities (e.g., certain money market instruments) are purchased directly from an issuer, in which case no commissions or discounts are paid.

    For the fiscal years ended December 31, 1998, 1999 and 2000, the Portfolios paid brokerage commissions as follows:



                                               BROKERAGE          BROKERAGE          BROKERAGE
                                            COMMISSIONS PAID   COMMISSIONS PAID   COMMISSIONS PAID
                                            FOR FISCAL YEAR    FOR FISCAL YEAR    FOR FISCAL YEAR
NAME OF PORTFOLIO                            ENDED 12/31/98     ENDED 12/31/99     ENDED 12/31/00
-----------------                           ----------------   ----------------   ----------------
Money Market Portfolio....................            -0-                -0-                -0-
Short-Term Bond Portfolio.................       N/A                     -0-                -0-
Quality Income Plus Portfolio.............            -0-                -0-                -0-
High Yield Portfolio......................            -0-        $    10,500                -0-
Utilities Portfolio.......................     $   58,322             87,152        $   155,363
Income Builder Portfolio..................         63,997             90,868             86,066
Dividend Growth Portfolio.................      2,028,310          4,248,651          2,340,426
Capital Growth Portfolio..................        557,556          1,199,740            998,257
Global Dividend Growth Portfolio..........      1,288,309            996,294            950,003
European Growth Portfolio.................      1,087,616          1,316,726          1,534,067
Pacific Growth Portfolio..................        422,494            555,870            254,333
Equity Portfolio..........................      3,639,562          5,790,009          8,002,523
S&P 500 Index Portfolio...................         30,177             60,008             34,203
Competitive Edge "Best Ideas" Portfolio...         36,526             47,170            113,519
Aggressive Equity Portfolio...............       N/A                  29,426            560,207
Information Portfolio.....................       N/A                N/A                   1,829
Strategist Portfolio......................        281,844            697,388            478,508
                                               ----------        -----------        -----------
    Total.................................     $9,494,713        $15,129,802        $15,509,304
                                               ==========        ===========        ===========


B. COMMISSIONS


    Pursuant to an order of the SEC, the Portfolios may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Portfolios will limit their transactions with Morgan Stanley DW to U.S. Government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.



    During the fiscal years ended December 31, 1998, 1999 and 2000, the Fund did not effect any principal transactions with Morgan Stanley DW.



    Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Portfolios, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

    During the fiscal years ended December 31, 1998 and 1999 the Portfolios paid brokerage commissions to Morgan Stanley DW as follows:



                                                              BROKERAGE COMMISSIONS PAID
                                                                 TO MORGAN STANLEY DW
                                                                FOR FISCAL YEAR ENDED
                                                              --------------------------
NAME OF PORTFOLIO                                             12/31/98         12/31/99
-----------------                                             --------         --------
Money Market Portfolio......................................       -0-              -0-
Short-Term Bond Portfolio...................................    N/A                 -0-
Quality Income Plus Portfolio...............................       -0-              -0-
High Yield Portfolio........................................       -0-         $ 10,498
Utilities Portfolio.........................................  $  6,675            8,450
Income Builder Portfolio....................................    29,334           30,496
Dividend Growth Portfolio...................................   111,865          167,890
Capital Growth Portfolio....................................    44,940          120,251
Global Dividend Growth Portfolio............................    38,325           30,930
European Growth Portfolio...................................       -0-              -0-
Pacific Growth Portfolio....................................       -0-              -0-
Equity Portfolio............................................   248,435          218,335
S&P 500 Index Portfolio.....................................       -0-              -0-
Competitive Edge "Best Ideas" Portfolio.....................       -0-               25
Aggressive Equity Portfolio.................................    N/A              21,397
Information Portfolio.......................................    N/A              N/A
Strategist Portfolio........................................    18,566           27,241
                                                              --------         --------
    Total...................................................  $498,140         $635,513
                                                              ========         ========



    For the fiscal year ended December 31, 2000, the Portfolios paid brokerage commissions to Morgan Stanley DW as follows:



                                                                                         PERCENTAGE OF
                                                                                        AGGREGATE DOLLAR
                                                                                           AMOUNT OF
                                                                                        EXECUTED TRADES
                                               BROKERAGE           PERCENTAGE OF            ON WHICH
                                            COMMISSIONS PAID    AGGREGATE BROKERAGE        BROKERAGE
                                           TO MORGAN STANLEY      COMMISSIONS FOR       COMMISSIONS WERE
                                           DW FOR FISCAL YEAR    FISCAL YEAR ENDED    PAID FOR FISCAL YEAR
NAME OF PORTFOLIO                            ENDED 12/31/00          12/31/00            ENDED 12/31/00
-----------------                          ------------------   -------------------   --------------------
Money Market Portfolio...................            -0-                  -0-                   -0-
Short-Term Bond Portfolio................            -0-                  -0-                   -0-
Quality Income Plus Portfolio............            -0-                  -0-                   -0-
High Yield Portfolio.....................            -0-                  -0-                   -0-
Utilities Portfolio......................       $  8,430                 5.43%                 7.97%
Income Builder Portfolio.................         25,664                29.82                 39.32
Dividend Growth Portfolio................        194,380                 8.31                 11.49
Capital Growth Portfolio.................              0                    0                     0
Global Dividend Growth Portfolio.........         44,090                 4.64                  6.35
European Growth Portfolio................              0                    0                     0
Pacific Growth Portfolio.................              0                    0                     0
Equity Portfolio.........................        128,355                 1.60                  2.14
S&P 500 Index Portfolio..................              0                    0                     0
Competitive Edge "Best Ideas"
 Portfolio...............................              0                    0                     0
Aggressive Equity Portfolio..............        100,823                18.00                 21.27
Information Portfolio....................          1,271                69.46                 71.76
Strategist Portfolio.....................         13,969                 2.92                  5.03
                                                --------
    Total................................       $516,982
                                                ========

    During the fiscal years ended December 31, 1998 and 1999, the Portfolios paid brokerage commissions to Morgan Stanley & Co. as follows:



                                                                BROKERAGE COMMISSIONS
                                                              PAID TO MORGAN STANLEY &
                                                              CO. FOR FISCAL YEAR ENDED
                                                              -------------------------
NAME OF PORTFOLIO                                              12/31/98      12/31/99
-----------------                                              --------      --------
Money Market Portfolio......................................         -0-           -0-
Short-Term Bond Portfolio...................................     N/A               -0-
Quality Income Plus Portfolio...............................         -0-           -0-
High Yield Portfolio........................................         -0-           -0-
Utilities Portfolio.........................................         -0-           -0-
Income Builder Portfolio....................................  $      970    $    2,555
Dividend Growth Portfolio...................................     294,795       255,110
Capital Growth Portfolio....................................      57,785        83,995
Global Dividend Growth Portfolio............................     242,135       145,785
European Growth Portfolio...................................      29,622           -0-
Pacific Growth Portfolio....................................      11,373        55,994
Equity Portfolio............................................     432,631       637,848
S&P 500 Index Portfolio.....................................         -0-           -0-
Competitive Edge "Best Ideas" Portfolio.....................      26,356        39,371
Aggressive Equity Portfolio.................................     N/A               671
Information Portfolio.......................................     N/A           N/A
Strategist Portfolio........................................      29,875        26,580
                                                              ----------    ----------
    Total...................................................  $1,125,542    $1,247,909
                                                              ==========    ==========



    For the fiscal year ended December 31, 2000, the Portfolios paid brokerage commissions to Morgan Stanley & Co. as follows:



                                                                                         PERCENTAGE OF
                                                                                        AGGREGATE DOLLAR
                                                                                       AMOUNT OF EXECUTED
                                                                   PERCENTAGE OF        TRADES ON WHICH
                                      BROKERAGE COMMISSIONS     AGGREGATE BROKERAGE        BROKERAGE
                                         PAID TO MORGAN           COMMISSIONS FOR       COMMISSIONS WERE
                                    STANLEY & CO. FOR FISCAL     FISCAL YEAR ENDED    PAID FOR FISCAL YEAR
NAME OF PORTFOLIO                      YEAR ENDED 12/31/00           12/31/00            ENDED 12/31/00
-----------------                   -------------------------   -------------------   --------------------
Money Market Portfolio............                  -0-                  -0-                     -0-
Short-Term Bond Portfolio.........                  -0-                  -0-                     -0-
Quality Income Plus Portfolio.....                  -0-                  -0-                     -0-
High Yield Portfolio..............                  -0-                  -0-                     -0-
Utilities Portfolio...............           $    3,959                 2.55%                   2.12%
Income Builder Portfolio..........                2,101                 2.44                    3.24
Dividend Growth Portfolio.........              125,914                 5.38                    5.42
Capital Growth Portfolio..........                    0                    0                       0
Global Dividend Growth
 Portfolio........................              156,221                16.44                   16.04
European Growth Portfolio.........                    0                    0                       0
Pacific Growth Portfolio..........                    0                    0                       0
Equity Portfolio..................              765,135                 9.56                   10.72
S&P 500 Index Portfolio...........                  869                 2.54                    2.28
Competitive Edge "Best Ideas"
 Portfolio........................               89,859                79.16                   88.72
Aggressive Equity Portfolio.......               37,119                 6.63                    7.26
Information Portfolio.............                    2                 0.09                    0.09
Strategist Portfolio..............               23,955                 5.01                    4.88
                                             ----------
    Total.........................           $1,205,134
                                             ==========

    During the fiscal year ended December 31, 1999, the PACIFIC GROWTH PORTFOLIO paid a total of $605 in brokerage commissions to China International Capital, which broker-dealer became an affiliate of the Investment Manager during 1999. During the fiscal year ended December 31, 1999, the brokerage commissions paid to China International Capital represented approximately 0.11% of the total brokerage commissions paid by the PACIFIC GROWTH PORTFOLIO during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 0.16% of the aggregate dollar value of all portfolio transactions of the Portfolio during the year for which commissions were paid.

C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for the Portfolios is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager (or, if applicable, the Sub-Advisor) from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager (or, if applicable, the Sub-Advisor) relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

    The Fund anticipates that certain Portfolio transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.


    In seeking to implement each Portfolio's policies, the Investment Manager (or, if applicable, the Sub-Advisor) effects transactions with those brokers and dealers who the Investment Manager (or, if applicable, the Sub-Advisor) believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager (or, if applicable, the Sub-Advisor) believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager (or, if applicable, the Sub-Advisor). The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager (or, if applicable, the Sub-Advisor) from brokers and dealers may be of benefit to the Investment Manager, the Sub-Advisor (if applicable), and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit a Portfolio directly.



    The Investment Manager, the Sub-Advisor and certain of their affiliates currently serve as investment advisors to a number of clients, including other investment companies, and may in the future act as investment advisors to others. It is the practice of the Investment Manager, the Sub-Advisor (if applicable) and their affiliates to cause purchase and sale transactions to be allocated among the Portfolios and clients whose assets they manage in such manner as they deem equitable. In making such allocations among the Portfolios and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and other client accounts. The Investment Manager, the Sub-Advisor and their affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D. DIRECTED BROKERAGE


    During the fiscal year ended December 31, 2000, the Portfolios paid brokerage commissions to brokers because of research services provided as follows:



                                                                              AGGREGATE DOLLAR AMOUNT
                                                BROKERAGE COMMISSIONS        OF TRANSACTIONS FOR WHICH
                                             DIRECTED IN CONNECTION WITH       SUCH COMMISSIONS WERE
                                            RESEARCH SERVICES PROVIDED FOR   PAID FOR FISCAL YEAR ENDED
NAME OF PORTFOLIO                             FISCAL YEAR ENDED 12/31/00              12/31/00
-----------------                           ------------------------------   --------------------------
Money Market Portfolio....................                   -0-                                -0-
Short-Term Bond Portfolio.................                   -0-                                -0-
Quality Income Plus Portfolio.............                   -0-                                -0-
High Yield Portfolio......................                   -0-                                -0-
Utilities Portfolio.......................           $   134,675                     $   81,497,679
Income Builder Portfolio..................                56,847                         26,212,703
Dividend Growth Portfolio.................             1,996,084                      1,149,802,435
Capital Growth Portfolio..................               880,224                        699,782,886
Global Dividend Growth Portfolio..........               718,507                        312,077,407
European Growth Portfolio.................                     0                                  0
Pacific Growth Portfolio..................                 8,033                          3,949,942
Equity Portfolio..........................             6,615,630                      6,691,445,399
S&P 500 Index Portfolio...................                     0                                  0
Competitive Edge "Best Ideas" Portfolio...                22,342                          9,209,674
Aggressive Equity Portfolio...............               385,060                        383,112,013
Information Portfolio.....................                   530                            492,937
Strategist Portfolio......................               436,482                        301,532,255
                                                     -----------                     --------------
    Total.................................           $11,254,414                     $9,659,115,330
                                                     ===========                     ==============


E. REGULAR BROKER-DEALERS


    During the fiscal year ended December 31, 2000, the Portfolios purchased securities issued by the following issuers which were among the ten brokers or the ten dealers that executed transactions for or with the Fund or the Portfolio in the largest dollar amounts during the year:



NAME OF PORTFOLIO                                   ISSUER
-----------------                   --------------------------------------
Money Market Portfolio              Household Finance Corporation
                                    Goldman Sachs Group Inc.
                                    J.P. Morgan & Company
                                    Lehman Brothers Incorporated
                                    Merrill Lynch, Pierce, Fenner & Smith
                                     Inc.
                                    Deutsche Bank Financial Incorporated
                                    CS First Boston Corporation
                                    Bank of America N.A.
                                    Chase Securities Incorporated
                                    Associates Corporation of N.A.

Short-Term Bond Portfolio           none

Quality Income Plus Portfolio       Bank of America Corporation
                                    Bear Stearns
                                    Lehman Brothers

High Yield Portfolio                none

Utilities Portfolio                 none

NAME OF PORTFOLIO                                   ISSUER
-----------------                   --------------------------------------
Income Builder Portfolio            Merrill Lynch & Company Inc.
                                    Banc America Corporation
                                    Chase Manhattan Corporation
                                    Fleet Boston Financial

Dividend Growth Portfolio           none

Capital Growth Portfolio            none

Global Dividend Growth Portfolio    none

European Growth Portfolio           Deutsche Bank

Pacific Growth Portfolio            none

Equity Portfolio                    Banc of America Securities
                                    Bank of New York
                                    Chase Manhattan Corporation
                                    Goldman Sachs Group
                                    Lehman Brothers
                                    Merrill Lynch & Company Inc.
                                    J.P. Morgan Securities

S&P 500 Index Portfolio             Lehman Brothers Holdings, Inc.
                                    Merrill Lynch & Company Inc.
                                    The Bank of New York
                                    Bank of America Corporation

Competitive Edge "Best Ideas"       The Bank of New York
Portfolio

Aggressive Equity Portfolio         Goldman Sachs Group Inc.
                                    Lehman Brothers Holdings, Inc.
                                    The Bank of New York
                                    Merrill Lynch & Company Inc.
                                    Banc America Corporation

Information Portfolio               none

Strategist Portfolio                Goldman Sachs Group Incorporated
                                    Lehman Brothers Holdings
                                    Painewebber Group



    At December 31, 2000, the Portfolios held securities issued by such brokers or dealers with the following market values:



                                                                                          MARKET VALUE
NAME OF PORTFOLIO                                                   ISSUER                AT 12/31/00
-----------------                                       ------------------------------    ------------
Money Market Portfolio                                  Goldman Sachs Group Inc.          $11,899,634
                                                        J.P. Morgan & Company               4,956,667
                                                        Deutsche Bank Financial             5,859,200
                                                        Bank of America N.A.                6,000,000

Short-Term Bond Portfolio                               none                                      N/A

Quality Income Plus Portfolio                           Lehman Brothers                     4,014,675
                                                        Lehman Brothers                     5,290,500

High Yield Portfolio                                    none                                      N/A

Utilities Portfolio                                     none                                      N/A

Income Builder Portfolio                                Merrill Lynch & Company Inc.       245,077.50
                                                        Bank America Corporation              734,000
                                                        Chase Manhattan Corporation        772,437.50
                                                        Fleet Boston Financial                751,250

                                                                                          MARKET VALUE
NAME OF PORTFOLIO                                                   ISSUER                AT 12/31/00
-----------------                                       ------------------------------    ------------
Dividend Growth Portfolio                               none                                      N/A

Capital Growth Portfolio                                none                                      N/A

Global Dividend Growth Portfolio                        none                                      N/A

European Growth Portfolio                               Deutsche Bank                     $ 5,937,867

Pacific Growth Portfolio                                none                                      N/A

Equity Portfolio                                        Goldman Sachs & Company            16,732,511
                                                        Lehman Brothers Incorporated       18,028,825
                                                        Merrill Lynch & Company Inc.       23,156,475
                                                        The Bank of New York                9,657,812
                                                        Chase Manhattan Bank               12,658,888

S&P 500 Index Portfolio                                 Lehman Brothers Holdings, Inc.        302,960
                                                        Merrill Lynch & Company Inc.        1,038,837

Competitive Edge "Best Ideas" Portfolio                 The Bank of New York                2,102,644

Aggressive Equity Portfolio                             The Bank of New York                  856,510
                                                        Goldman Sachs Group Inc.            1,470,391
                                                        Lehman Brothers Holdings Inc.       1,484,369
                                                        Merrill Lynch & Company Inc.        1,722,416

Information Portfolio                                   none                                      N/A

Strategist Portfolio                                    Lehman Brothers Holdings, Inc.      1,056,030
                                                        Lehman Brothers Holdings, Inc.      1,031,340
                                                        Merrill Lynch & Company Inc.       11,428,225


VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

    The shareholders of each Portfolio are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund's shares of beneficial interest are divided currently into seventeen Portfolios. All shares of beneficial interest of the Fund are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne by such Class (if any) or any other matter in which the interests of one Class differ from the interests of any other Class.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional Portfolios and additional Classes of shares within any Portfolio. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus for each Class.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the

Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    Shareholders have the right to vote on the election of Trustees of the Fund and on any and all matters on which by law or the provisions of the Fund's By-Laws they may be entitled to vote. To the extent required by law, Northbrook Life Insurance Company, Allstate Life Insurance Company of New York, Glenbrook Life and Annuity Company and Paragon Life Insurance Company, which are the only shareholders of the Fund, will vote the shares of the Fund held in each Account established to fund the benefits under either a flexible premium deferred variable annuity Contract or a flexible premium variable life insurance Contract in accordance with instructions from the owners of such Contracts. Shareholders of all Portfolios vote for a single set of Trustees.

    All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

    On any matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. On matters relating to all the Portfolios, but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of an Investment Management Agreement and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio.

    With respect to the submission to shareholder vote of a matter requiring separate voting by Portfolio, the matter shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the approval of the matter, notwithstanding that:
(1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how Portfolio shares are offered (and how they are redeemed) is provided in each of the Fund's Class X and Class Y PROSPECTUSES.

B. OFFERING PRICE

    The price of each Portfolio share, called "net asset value," is based on the value of the Portfolio's securities. Net asset value per share of each of Class X and Class Y shares is calculated by dividing the value of the portion of each Portfolio's securities and other assets attributable to each Class, respectively, less the liabilities attributable to each Class, respectively, by the number of shares of the Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

    The MONEY MARKET PORTFOLIO, however, utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares. The MONEY MARKET PORTFOLIO utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the MONEY MARKET PORTFOLIO would receive if it sold the investment. During such periods, the yield to investors in the MONEY MARKET PORTFOLIO may differ somewhat from that obtained in a similar company which uses mark-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the MONEY MARKET PORTFOLIO would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

    The use of the amortized cost method to value the portfolio securities of the MONEY MARKET PORTFOLIO and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Act (the "Rule") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Portfolio's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of the MONEY MARKET PORTFOLIO) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two methods of valuation. Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the MONEY MARKET PORTFOLIO'S capital the necessary shares that represent the amount of excess upon such determination. Each Contract Owner will be deemed to have agreed to such contribution in these circumstances by allocating investment under his or her Contract to the MONEY MARKET PORTFOLIO.

    Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio security is deemed to be the period remaining (calculated from the trade date or such other date on which the MONEY MARKET PORTFOLIO'S interest in the instrument is subject to market action) until the date on which in accordance with the terms of the security the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

    A variable rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A floating rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

    An "NRSRO" is a nationally recognized statistical rating organization. The term "Requisite NRSROs" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO.

    An Eligible Security is generally defined in the Rule to mean (i) a security with a remaining maturity of 397 calendar days or less that has received a short-term rating (or that has been issued by an issuer that has received a short-term rating with respect to a class of debt obligations, or any debt obligation within that class, that is comparable in priority and security with the security) by the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) a security:
(A) that at the time of issuance had a remaining maturity of more than 397 calendar days but that has a remaining maturity of 397 calendar days or less; and (B) whose issuer has received from the Requisite NRSROs a rating with respect to a class of debt obligations (or any debt obligations within that class) that is now comparable in priority and security with the security, in one of the two highest short-term rating categories (within which there may be subcategories or gradations indicating relative standing); or (iii) an unrated security that is of comparable quality to a security meeting the requirements of
(i) or (ii) above, as determined by the Trustees. The MONEY MARKET PORTFOLIO will limit its investments to securities that meet the requirements for Eligible Securities.

    As permitted by the Rule, the Board has delegated to the Fund's Investment Manager, subject to the Board's oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

    Also, as required by the Rule, the MONEY MARKET PORTFOLIO will limit its investments in securities, other than Government securities, so that, at the time of purchase: (a) except as further limited in (b) below with regard to certain securities, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 5% in the aggregate of the Portfolio's total assets in all such securities, and
(ii) no more than the greater of 1% of total assets, or $1 million, in the securities on any one issuer.

    The presence of a line of credit or other credit facility offered by a bank or other financial institution which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.

    The Rule further requires that the Money Market Portfolio limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. The Rule also requires the Portfolio to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Portfolio will invest its available cash in such a manner as to reduce such maturity to 90 days or less a soon as is reasonably practicable.

    If the Trustees determine that it is no longer in the best interests of the MONEY MARKET PORTFOLIO and its shareholders to maintain a stable price of $1.00 per share or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the board has the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of the Portfolio of any such change.


    In the calculation of a Portfolio's net asset value (other than for the MONEY MARKET PORTFOLIO): (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager (or if applicable, the Sub-Advisor) that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.


    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Portfolios' securities (other than securities of the MONEY MARKET PORTFOLIO) may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

    Listed options on securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

    Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of a Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE PORTFOLIOS AND SHAREHOLDERS
--------------------------------------------------------------------------------

    Each of the Portfolios is treated as a separate entity for federal tax purposes. Each of the Portfolios intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, each of the Portfolios will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders. Each of the Portfolios generally intends to distribute sufficient income and gains so that each of the Portfolios will not pay corporate income tax on its earnings.

    Section 817(h) of the Internal Revenue Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance for tax purposes. The Treasury Department has issued regulations prescribing these diversification requirements. Each Portfolio intends to comply with these requirements.

    Information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance Contracts is contained in the accompanying prospectus for the applicable Contract.

X. UNDERWRITERS
--------------------------------------------------------------------------------

    The Portfolios' shares are offered on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

    The annualized current yield of the MONEY MARKET PORTFOLIO, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom, in the value of a hypothetical pre-existing account have a balance of one share at the beginning of the period, subtracting a hypothetical charge which reflects deductions from shareholder accounts (such as management fees), and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

    The MONEY MARKET PORTFOLIO'S annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as for the current yield), the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the based period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

    The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the MONEY MARKET PORTFOLIO in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the MONEY MARKET PORTFOLIO and changes in interest rates on such investments, but also on changes in the Portfolio's expenses during the period.

    Yield information may be useful in reviewing the performance of the Money Market Portfolio and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Money Market Portfolio's yield fluctuates. Furthermore, the quoted yield does not reflect charges which may be imposed on the Contracts by the applicable Account and therefore is not equivalent to total return under a Contract. (For a description of such charges, see the prospectus for the Contracts which accompanies each of the Class X PROSPECTUS and the Class Y PROSPECTUS for the Fund.)


    The current yield of the MONEY MARKET PORTFOLIO for the seven days ending December 31, 2000 was 6.19% for Class X shares and 5.94% for Class Y shares. The seven day effective yield on December 31, 2000 was 6.38% for Class X shares and 6.11% for Class Y shares, assuming daily compounding.



    From time to time the Fund may quote the "yield" of each of the SHORT-TERM BOND PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO and the UTILITIES PORTFOLIO in advertising and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest and/or dividend income for each security in the Portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Portfolio's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income." The resulting amount is divided by the product of the net asset value per share on the last day of the period multiplied by the average number of Portfolio shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. The "yield" of a Portfolio does not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account which, if quoted, would reduce the yield quoted. For the 30-day period ended December 31, 2000, the yield of the SHORT-TERM BOND PORTFOLIO, calculated pursuant to this formula, was 5.69% for Class X shares and 5.43% for Class Y shares, the yield of the QUALITY INCOME PLUS PORTFOLIO, calculated pursuant to this formula, was 6.72% for Class X shares and 6.46% for Class Y shares, the yield of the HIGH YIELD PORTFOLIO, calculated pursuant to this formula, was 34.91% for Class X shares and 35.16% for Class Y shares, and the yield of the UTILITIES PORTFOLIO, calculated pursuant to this formula, was 2.41% for Class X shares and 2.16% for Class Y shares.

    From time to time the Fund may quote the "total return" of each Portfolio in advertising and sales literature. A Portfolio's "average annual total return" represents an annualization of the Portfolio's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Portfolio's operations, if shorter than any of the foregoing. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. However, average annual total return does not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account which, if quoted, would reduce the performance quoted. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result.


    The average annual total returns of the Class X shares of the MONEY MARKET PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the SHORT-TERM BOND PORTFOLIO, the HIGH YIELD PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the EQUITY PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO for the one, five and ten year periods (or for the period from the date of commencement of the Portfolio's operations, if shorter than any of the foregoing) ended December 31, 2000 were as follows:



                                                                                                               AVERAGE ANNUAL
                                                                                                              TOTAL RETURN FOR
                                                                                                                 PERIOD FROM
                                                                   AVERAGE ANNUAL        AVERAGE ANNUAL         COMMENCEMENT
                                            TOTAL RETURN FOR      TOTAL RETURN FOR      TOTAL RETURN FOR        OF OPERATIONS
                       DATE OF INCEPTION    FISCAL YEAR ENDED     FIVE YEARS ENDED       TEN YEARS ENDED           THROUGH
NAME OF PORTFOLIO       (IF APPLICABLE)     DECEMBER 31, 2000     DECEMBER 31, 2000     DECEMBER 31, 2000     DECEMBER 31, 2000
-----------------      -----------------   -------------------   -------------------   -------------------   -------------------
Money Market
 Portfolio...........         N/A                     6.00%             5.27%                 4.76%                      N/A
Quality Income Plus
 Portfolio...........         N/A                    11.09%             5.44%                 8.19%                      N/A
Short-Term Bond
 Portfolio...........      05/04/99                   5.85%              N/A                   N/A                      4.44%
High Yield
 Portfolio...........         N/A                   -32.22%            -4.71%                 7.42%                      N/A
Utilities
 Portfolio...........         N/A                     3.03%            14.71%                13.83%                      N/A
Income Builder
 Portfolio...........      01/21/97                   0.17%              N/A                   N/A                      8.00%
Dividend Growth
 Portfolio...........         N/A                     5.30%            12.83%                14.32%                      N/A
Capital Growth
 Portfolio...........      03/01/91                   1.28%            17.54%                  N/A                     13.82%
Global Dividend
 Growth Portfolio....      02/23/94                  -2.50%            10.63%                  N/A                     10.87%
European Growth
 Portfolio...........      03/01/91                  -4.92%            18.09%                  N/A                     16.91%
Pacific Growth
 Portfolio...........      02/23/94                 -33.46%            -8.51%                  N/A                     -6.47%
Equity Portfolio.....         N/A                   -12.35%            22.87%                21.87%                      N/A
S&P 500 Index
 Portfolio...........      05/18/98                  -9.38%              N/A                   N/A                      7.96%
Competitive Edge
 "Best Ideas"
 Portfolio...........      05/18/98                 -17.39%              N/A                   N/A                      1.07%
Aggressive Equity
 Portfolio...........      05/04/99                  -1.75               N/A                   N/A                     24.29%
Strategist
 Portfolio...........         N/A                     1.64%            14.57%                13.05%                      N/A

    The Fund quotes the "total return" of a Portfolio that has been in operation for less than one year on an non-annualized basis. The Fund may compute the aggregate total return of the Class X and Class Y shares of the INFORMATION PORTFOLIO (which commenced operations on November 6, 2000) and Class Y shares of each of the other Portfolios (whose offering commenced on June 5, 2000), for specified periods by determining the aggregate percentage rate that will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns of the Class X and Class Y shares of the INFORMATION PORTFOLIO for the period November 6, 2000 through December 31, 2000 were -6.90% and -6.90%, respectively. The Investment Manager assumed all operating expenses of each of the Class X and Class Y shares of the INFORMATION PORTFOLIO during that period and will continue to do so until such time as the Portfolio has $50 million of net assets or until December 31, 2001, whichever occurs first. Without the waiver of fees and assumption of expenses by the Investment Manager, the total return of the Class X and Class Y shares of the INFORMATION PORTFOLIO for the period ended December 31, 2000 would have been -7.10% and -7.10%, respectively. Based on the foregoing calculation, the total returns of the Class Y shares of the other Portfolios for the period ended December 31, 2000 were:



                                                                 TOTAL RETURN FOR
                                                                   PERIOD FROM
                                                                   JUNE 5, 2000
                                                                     THROUGH
NAME OF PORTFOLIO                                               DECEMBER 31, 2000
-----------------                                             ----------------------
Money Market Portfolio......................................            3.37%
Short-Term Bond Portfolio...................................            8.31
Quality Income Plus Portfolio...............................            3.82
High Yield Portfolio........................................          -30.02
Utilities Portfolio.........................................            2.07
Income Builder Portfolio....................................            1.06
Dividend Growth Portfolio...................................            7.65
Capital Growth Portfolio....................................           -2.24
Global Dividend Growth Portfolio............................            0.07
European Growth Portfolio...................................           -7.39
Pacific Growth Portfolio....................................          -26.72
Equity Portfolio............................................           -3.99
S&P 500 Index Portfolio.....................................           -9.73
Competitive Edge "Best Ideas" Portfolio.....................          -15.22
Aggressive Equity Portfolio.................................           -2.48
Strategist Portfolio........................................           -0.02


    In addition to the foregoing, the Fund may advertise the total return of the Portfolios over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations similarly do not reflect the deduction of any charges which may be imposed on the Contracts by an Account. The Fund may also compute the aggregate total returns of the Portfolios for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any charges imposed on the Contracts by the applicable Account) by the initial $1,000 investment and subtracting 1 from the result.


    Based on the foregoing calculation, the total returns of the CLASS X SHARES OF THE MONEY MARKET PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the EQUITY PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the SHORT-TERM BOND PORTFOLIO and the

STRATEGIST PORTFOLIO for the one, five and ten year periods (or for the period from the date of commencement of the Portfolio's operations, if shorter than any of the foregoing) ended December 31, 2000 were as follows:



                                                                                                              TOTAL RETURN FOR
                                                                                                                 PERIOD FROM
                                                                                                                COMMENCEMENT
                                            TOTAL RETURN FOR      TOTAL RETURN FOR      TOTAL RETURN FOR        OF OPERATIONS
                       DATE OF INCEPTION    FISCAL YEAR ENDED     FIVE YEARS ENDED       TEN YEARS ENDED           THROUGH
NAME OF PORTFOLIO       (IF APPLCABLE)      DECEMBER 31, 2000     DECEMBER 31, 2000     DECEMBER 31, 2000     DECEMBER 31, 2000
-----------------      -----------------   -------------------   -------------------   -------------------   -------------------
Money Market
 Portfolio...........         N/A                     6.00%             29.25%                59.26%                  N/A
Quality Income Plus
 Portfolio...........         N/A                    11.09%             30.32%               119.71%                  N/A
Short-Term Bond
 Portfolio...........      05/04/99                   5.85%               N/A                   N/A                  7.49%
High Yield
 Portfolio...........         N/A                   -32.22%            -21.42%               104.63%                  N/A
Utilities
 Portfolio...........         N/A                     3.03%             98.62%               265.24%                  N/A
Income Builder
 Portfolio...........      01/21/97                   0.17%               N/A                   N/A                 35.47%
Dividend Growth
 Portfolio...........         N/A                     5.30%             82.88%               281.19%                  N/A
Capital Growth
 Portfolio...........      03/01/91                   1.28%            124.36%                  N/A                257.37%
Global Dividend
 Growth Portfolio....      02/23/94                  -2.50%             65.73%                  N/A                102.80%
European Growth
 Portfolio...........      03/01/91                  -4.92%            129.61%                  N/A                365.06%
Pacific Growth
 Portfolio...........      02/23/94                 -33.46%            -35.91%                  N/A                -36.79%
Equity Portfolio.....         N/A                   -12.35%            180.01%               622.98%                  N/A
S&P 500 Index
 Portfolio...........      05/18/98                  -9.38%               N/A                   N/A                 22.24%
Competitive Edge
 "Best Ideas"
 Portfolio...........      05/18/98                 -17.39%               N/A                   N/A                  2.83%
Aggressive Equity
 Portfolio...........      05/04/99                  -1.75                N/A                   N/A                 43.53%
Strategist
 Portfolio...........         N/A                     1.64%             97.43%               240.82%                  N/A



    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of a Portfolio by adding 1 to the Portfolio's aggregate total return to date (expressed as a decimal) and multiplying by $10,000, $50,000 or $100,000, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Portfolio of the Fund at inception of the Portfolio would have grown (or declined) to the following amounts at December 31, 2000:



                                                              INVESTMENT AT COMMENCEMENT OF
                                                                      OPERATIONS OF
                                                            ----------------------------------
NAME OF PORTFOLIO                                            $10,000     $50,000     $100,000
-----------------                                           ---------   ---------   ----------
Money Market Portfolio - Class X..........................  $ 26,386    $131,930    $  263,860
Money Market Portfolio - Class Y..........................    10,337      51,685       103,370
Quality Income Plus Portfolio - Class X...................    29,157     145,785       291,570
Quality Income Plus Portfolio - Class Y...................    10,831      54,155       108,310
Short-Term Bond Portfolio - Class X.......................    10,749      53,745       107,490
Short-Term Bond Portfolio - Class Y.......................    10,382      51,910       103,820
High Yield Portfolio - Class X............................    24,171     120,855       241,710
High Yield Portfolio - Class Y............................     6,998      34,990        69,980
Utilities Portfolio - Class X.............................    38,175     190,875       381,750
Utilities Portfolio - Class Y.............................    10,207      51,035       102,070
Income Builder Portfolio - Class X........................    13,547      67,735       135,470
Income Builder Portfolio - Class Y........................    10,106      50,530       101,060

                                                              INVESTMENT AT COMMENCEMENT OF
                                                                      OPERATIONS OF
                                                            ----------------------------------
NAME OF PORTFOLIO                                            $10,000     $50,000     $100,000
-----------------                                           ---------   ---------   ----------
Dividend Growth Portfolio - Class X.......................    35,143     175,715       351,430
Dividend Growth Portfolio - Class Y.......................    10,765      53,825       107,650
Capital Growth Portfolio - Class X........................    35,737     178,685       357,370
Capital Growth Portfolio - Class Y........................     9,776      48,880        97,760
Global Dividend Growth Portfolio - Class X................    20,280     101,400       202,800
Global Dividend Growth Portfolio - Class Y................    10,007      50,035       100,070
European Growth Portfolio - Class X.......................    46,506     232,530       465,060
European Growth Portfolio - Class Y.......................     9,261      46,305        92,610
Pacific Growth Portfolio - Class X........................     6,321      31,605        63,210
Pacific Growth Portfolio - Class Y........................     7,328      36,640        73,280
Equity Portfolio - Class X................................   137,121     685,605     1,371,210
Equity Portfolio - Class Y................................     9,601      48,005        96,010
S&P 500 Index Portfolio - Class X.........................    12,224      61,120       122,240
S&P 500 Index Portfolio - Class Y.........................     9,027      45,135        90,270
Competitive Edge "Best Ideas" Portfolio - Class X.........    10,283      51,415       102,830
Competitive Edge "Best Ideas" Portfolio - Class Y.........     8,478      42,390        84,780
Aggressive Equity Portfolio - Class X.....................    14,353      71,765       143,530
Aggressive Equity Portfolio - Class Y.....................     9,752      48,760        97,520
Information Portfolio - Class X...........................     9,310      46,550        93,100
Information Portfolio - Class Y...........................     9,310      46,550        93,100
Strategist Portfolio - Class X............................    43,739     218,695       437,390
Strategist Portfolio - Class Y............................     9,998      49,990        99,980



    The Fund from time to time may also advertise the performance of the Portfolios relative to certain performance rankings and indexes compiled by recognized organizations.


XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    EXPERTS. The financial statements of the Fund for the fiscal year ended December 31, 2000 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in each of the Class X and Class Y PROSPECTUSES have been so included and incorporated in reliance on the report of Deloitte &
Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                   * * * * *

    This STATEMENT OF ADDITIONAL INFORMATION and each of the Class X and Class Y PROSPECTUSES do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - MONEY MARKET PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

                                                                    ANNUALIZED
PRINCIPAL                                                              YIELD
AMOUNT IN                                                           ON DATE OF                MATURITY
THOUSANDS                                                            PURCHASE                   DATE                 VALUE
------------------------------------------------------------------------------------------------------------------------------
            COMMERCIAL PAPER (67.9%)
            ACCIDENT & HEALTH INSURANCE (1.3%)
$   5,000   AIG Funding Inc...................................         6.64%                  02/02/01            $  4,969,353
                                                                                                                  ------------
            BANKING (2.7%)
    4,925   Bank One Corp.....................................         6.72                   01/10/01               4,914,962
    5,000   Morgan (J.P.) & Co., Inc..........................         6.61                   02/16/01               4,956,667
                                                                                                                  ------------
                                                                                                                     9,871,629
                                                                                                                  ------------
            FINANCE -- AUTOMOTIVE (2.6%)
    6,000   Ford Motor Credit Co..............................         6.64                   01/02/01               5,996,690
    3,600   General Motors Acceptance Corp....................         6.63                   01/19/01               3,586,800
                                                                                                                  ------------
                                                                                                                     9,583,490
                                                                                                                  ------------
            FINANCE -- CONSUMER (9.3%)
    6,000   American Express Credit Corp......................         6.55                   03/06/01               5,929,160
   11,500   New Center Asset Trust............................     6.59 - 6.66           02/06/01 - 02/08/01        11,419,006
   17,500   Wells Fargo Financial Inc.........................     6.45 - 6.64           02/07/01 - 03/16/01        17,312,967
                                                                                                                  ------------
                                                                                                                    34,661,133
                                                                                                                  ------------
            FINANCE -- CORPORATE (1.6%)
    6,000   Ciesco, L.P.......................................         6.65                   01/04/01               5,994,500
                                                                                                                  ------------
            FINANCE/RENTAL/LEASING (2.9%)
   11,000   International Lease Finance Corp..................         6.60              03/02/01 - 04/19/01        10,826,715
                                                                                                                  ------------
            FINANCIAL CONGLOMERATES (7.8%)
   11,000   Associates Corp. of North America.................     6.67 - 6.68           01/18/01 - 01/31/01        10,947,915
   18,500   General Electric Capital Corp.....................     6.25 - 7.16           02/09/01 - 06/12/01        18,187,059
                                                                                                                  ------------
                                                                                                                    29,134,974
                                                                                                                  ------------
            INTERNATIONAL BANKS (32.2%)
   10,000   ANZ (DE) Inc......................................     6.55 - 6.66           01/08/01 - 03/07/01         9,931,835
   18,000   Abbey National North America Corp.................     6.63 - 6.65           01/16/01 - 02/20/01        17,892,968
    6,000   CBA (Delaware) Finance Inc........................         6.61                   02/21/01               5,942,583
   11,000   Cregem North America Inc..........................     6.72 - 6.73           01/19/01 - 01/26/01        10,952,376

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - MONEY MARKET PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

                                                                    ANNUALIZED
PRINCIPAL                                                             YIELD
AMOUNT IN                                                           ON DATE OF                MATURITY
THOUSANDS                                                            PURCHASE                   DATE                 VALUE
------------------------------------------------------------------------------------------------------------------------------
$   6,000   Deutsche Bank Financial Inc.......................         6.61%                  05/11/01            $  5,859,200
   17,500   Dresdner U.S. Finance Inc.........................     6.63 - 6.66           01/10/01 - 02/13/01        17,407,966
   15,000   Halifax PLC.......................................     6.64 - 6.71           01/05/01 - 02/01/01        14,954,977
    7,000   National Australia Funding (DE) Inc...............         6.67                   01/05/01               6,992,242
   17,500   Societe Generale N.A. Inc.........................     6.45 - 6.61           02/16/01 - 03/13/01        17,305,538
   12,920   UBS Finance (Delaware) LLC........................     6.51 - 6.62           01/02/01 - 03/14/01        12,849,213
                                                                                                                  ------------
                                                                                                                   120,088,898
                                                                                                                  ------------
            INSURANCE (1.6%)
    6,000   American General Corp.............................         6.63                   01/17/01               5,980,470
                                                                                                                  ------------
            INVESTMENT BANKERS/BROKERS/SERVICES (3.2%)
   12,000   Goldman Sachs Group Inc...........................     6.53 - 6.62           02/14/01 - 02/15/01        11,899,634
                                                                                                                  ------------
            MAJOR TELECOMMUNICATIONS (0.9%)
    3,300   Verizon Global Funding Inc........................         6.65                   02/07/01               3,276,512
                                                                                                                  ------------
            UTILITIES (1.8%)
    6,820   Duke Energy Corp..................................         6.46                   02/09/01               6,770,290
                                                                                                                  ------------

            TOTAL COMMERCIAL PAPER
            (COST $253,057,598).................................................................................   253,057,598
                                                                                                                  ------------

            U.S. GOVERNMENT AGENCIES (19.3%)
    5,000   Federal Farm Credit Banks.........................         6.03                   06/20/01               4,860,011
   11,000   Federal Home Loan Banks...........................      5.97 -5.98           06/20/01 - 07/20/01        10,675,276
   15,230   Federal Home Loan Mortgage Corp...................     6.11 - 6.84           04/26/01 - 07/19/01        14,864,293
   42,700   Federal National Mortgage Assoc...................     6.00 - 6.87           02/01/01 - 08/07/01        41,617,417
                                                                                                                  ------------

            TOTAL U.S. GOVERNMENT AGENCIES
            (COST $72,016,997)..................................................................................    72,016,997
                                                                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - MONEY MARKET PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

                                                                    ANNUALIZED
PRINCIPAL                                                             YIELD
AMOUNT IN                                                           ON DATE OF                MATURITY
THOUSANDS                                                            PURCHASE                   DATE                 VALUE
------------------------------------------------------------------------------------------------------------------------------
            SHORT-TERM BANK NOTES (6.1%)
$   6,000   Bank of America, N.A..............................         6.67%                  02/05/01            $  6,000,000
    6,000   Harris Trust & Savings Bank.......................         6.52                   02/12/01               6,000,000
   10,500   LaSalle Bank N.A..................................     6.21 - 6.23           05/23/01 - 05/24/01        10,500,000
                                                                                                                  ------------

            TOTAL SHORT-TERM BANK NOTES
            (COST $22,500,000)..................................................................................    22,500,000
                                                                                                                  ------------

            CERTIFICATES OF DEPOSIT (5.1%)
    7,000   Chase Manhattan Bank (USA) N.A....................         6.68                   01/22/01               7,000,000
    6,000   Firstar Bank N.A..................................         6.66                   01/09/01               6,000,000
    6,000   Fleet National Bank...............................         6.63                   01/25/01               6,000,000
                                                                                                                  ------------

            TOTAL CERTIFICATES OF DEPOSIT
            (COST $19,000,000)..................................................................................    19,000,000
                                                                                                                  ------------

TOTAL INVESTMENTS
(COST $366,574,595) (a).................................................................................   98.4%   366,574,595

OTHER ASSETS IN EXCESS OF LIABILITIES...................................................................    1.6      6,031,588
                                                                                                          -----   ------------

NET ASSETS..............................................................................................  100.0%  $372,606,183
                                                                                                          -----   ------------
                                                                                                          -----   ------------

---------------------

(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - SHORT-TERM BOND PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

PRINCIPAL
AMOUNT IN                                                    COUPON                   MATURITY
THOUSANDS                                                     RATE                      DATE                VALUE
--------------------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT & AGENCY OBLIGATIONS (67.3%)
$    500   Federal Farm Credit Banks...............             5.57-5.875%            03/23/01-07/02/01  $  499,308
     975   Federal Home Loan Banks.................              4.87-6.75             03/02/01-05/01/02     979,086
   1,000   Federal Home Loan Mortgage Corp.........          5.75                     06/15/01               998,380
     700   Federal National Mortgage Assoc.........            5.625-6.625             03/15/01-07/17/02     702,572
   2,100   U.S. Treasury Notes.....................             5.375-6.50             02/15/01-01/31/02   2,105,810
                                                                                                          ----------

           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
           (COST $5,257,481)............................................................................   5,285,156
                                                                                                          ----------

           CORPORATE BONDS (17.5%)
           AEROSPACE & DEFENSE (2.0%)
     160   Lockheed Martin Corp....................          6.50                     04/15/03               160,614
                                                                                                          ----------
           BROADCASTING (1.3%)
     100   Clear Channel Communications Corp.......          7.25                     09/15/03               101,043
                                                                                                          ----------
           COMPUTER PROCESSING HARDWARE (1.3%)
     100   Compaq Computer Corp....................          7.45                     08/01/02               100,207
                                                                                                          ----------
           ELECTRIC UTILITIES (2.4%)
     100   Public Service Electric & Gas Co........          7.19                     09/06/02               101,204
     100   Southern California Edison Co...........          7.20                     11/03/03                85,251
                                                                                                          ----------
                                                                                                             186,455
                                                                                                          ----------
           FINANCE/RENTAL/LEASING (2.6%)
     100   Associates Corp. of North America.......          6.50                     07/15/02               100,185
     100   IBM Credit Corp.........................          7.00                     01/28/02               100,696
                                                                                                          ----------
                                                                                                             200,881
                                                                                                          ----------
           FOOD RETAIL (1.2%)
     100   Kroger Co...............................          6.34                     06/01/01                99,731
                                                                                                          ----------
           FOOD: MAJOR DIVERSIFIED (1.3%)
     100   Unilever Capital Corp...................          6.75                     11/01/03               101,712
                                                                                                          ----------
           LIFE/HEALTH INSURANCE (1.3%)
     100   MONY Group, Inc.
             (The).................................          7.45                     12/15/05               101,288
                                                                                                          ----------
           MAJOR BANKS (1.3%)
     100   First Union Corp........................          8.00                     11/15/02               102,227
                                                                                                          ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - SHORT-TERM BOND PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN                                                   COUPON                    MATURITY
THOUSANDS                                                    RATE                       DATE                VALUE
--------------------------------------------------------------------------------------------------------------------
           RAILROADS (1.2%)
$    100   Union Pacific Corp......................         7.375%                    05/15/01            $  100,151
                                                                                                          ----------
           REGIONAL BANKS (1.6%)
     124   Long Island Savings Bank................          6.20                     04/02/01               123,835
                                                                                                          ----------

           TOTAL CORPORATE BONDS
           (COST $1,374,083)............................................................................   1,378,144
                                                                                                          ----------

           SHORT-TERM INVESTMENTS (18.3%)
           U.S. GOVERNMENT AGENCY (a) (13.3%)
   1,050   Federal National Mortgage Assoc.
             (COST $1,049,497).....................          5.75                     01/02/01             1,049,832
                                                                                                          ----------

           REPURCHASE AGREEMENT (5.0%)
     390   The Bank of New York (dated 12/29/00;
             proceeds $390,606) (b)
             (COST $390,444).......................          3.75                     01/02/01               390,444
                                                                                                          ----------

           TOTAL SHORT-TERM INVESTMENTS
           (COST $1,439,941)............................................................................   1,440,276
                                                                                                          ----------

TOTAL INVESTMENTS
(COST $8,071,841) (c)......................................................................  103.1%   8,103,576

LIABILITIES IN EXCESS OF OTHER ASSETS......................................................   (3.1)    (246,877)
                                                                                             -----   ----------

NET ASSETS.................................................................................  100.0%  $7,856,699
                                                                                             -----   ----------
                                                                                             -----   ----------

---------------------

(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $371,679 Federal Home Loan Mortgage Corp. 6.875% due 01/15/05 valued at $398,258.
(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $52,366, and the aggregate gross unrealized depreciation is $20,631, resulting in net unrealized appreciation of $31,735.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

PRINCIPAL
AMOUNT IN                                                                          COUPON           MATURITY
THOUSANDS                                                                           RATE              DATE                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
           CORPORATE BONDS (59.4%)
           AEROSPACE & DEFENSE (1.4%)
$  5,000   Boeing Co.............................................................   7.95%           08/15/24            $  5,630,000
                                                                                                                        ------------
           AIR FREIGHT/COURIERS (1.2%)
   4,785   Federal Express Corp..................................................   7.50            01/15/18               5,030,333
                                                                                                                        ------------
           AIRLINES (1.8%)
   4,640   America West Airlines (Class A).......................................   6.85            07/02/09               4,614,256
   3,000   Continental Airlines, Inc.............................................   7.056           09/15/09               2,994,630
                                                                                                                        ------------
                                                                                                                           7,608,886
                                                                                                                        ------------
           ALUMINUM (1.1%)
   5,000   Aluminum Co. of America...............................................   6.75            01/15/28               4,675,350
                                                                                                                        ------------
           AUTO PARTS: O.E.M. (1.1%)
   5,000   Eaton Corp............................................................   7.65            11/15/29               4,801,300
                                                                                                                        ------------
           COMPUTER PROCESSING HARDWARE (0.8%)
   3,000   Hewlett-Packard Co....................................................   7.15            06/15/05               3,089,880
                                                                                                                        ------------
           CONTRACT DRILLING (0.8%)
   3,000   Transocean Offshore Inc...............................................   8.00            04/15/27               3,126,840
                                                                                                                        ------------
           DISCOUNT CHAINS (0.6%)
   2,522   Wal-Mart Stores, Inc..................................................   7.49            06/21/07               2,621,122
                                                                                                                        ------------
           ELECTRONIC DISTRIBUTORS (1.9%)
   3,000   Arrow Electronics Inc. - 144A*........................................   8.20            10/01/03               3,063,750
   5,000   Avnet Inc.............................................................   7.875           02/15/05               4,929,150
                                                                                                                        ------------
                                                                                                                           7,992,900
                                                                                                                        ------------
           ELECTRONIC PRODUCTION EQUIPMENT (1.1%)
   5,000   Applied Materials, Inc................................................   7.125           10/15/17               4,662,650
                                                                                                                        ------------
           ELECTRONIC UTILITIES (4.1%)
   2,000   Allegheny Energy Inc..................................................   7.75            08/01/05               2,073,160
   1,000   Chugach Electric Co...................................................   9.14            03/15/22               1,090,620
   5,000   Consolidated Edison Co................................................   7.50            09/01/10               5,179,150
   3,500   Oklahoma Gas & Electric Co............................................   6.50            07/15/17               3,481,240
   2,500   Public Service Electric & Gas Co......................................   6.75            03/01/06               2,526,950
   2,000   Southern California Edison Co.........................................   7.625           01/15/10               1,608,660
   1,000   Tampa Electric Co.....................................................   7.75            11/01/22                 999,460
                                                                                                                        ------------
                                                                                                                          16,959,240
                                                                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN                                                                          COUPON           MATURITY
THOUSANDS                                                                          RATE               DATE                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
           FINANCIAL CONGLOMERATES (0.8%)
$  3,000   Abbey National PLC (United Kingdom)...................................   7.95%           10/26/29            $  3,152,910
                                                                                                                        ------------
           FINANCE/RENTAL/LEASING (3.4%)
   3,000   Ford Capital B.V......................................................   9.50            06/01/10               3,445,050
   5,000   General Electric Capital Corp.........................................   7.375           01/19/10               5,383,300
   5,000   Household Finance Corp................................................   8.00            05/09/05               5,234,350
                                                                                                                        ------------
                                                                                                                          14,062,700
                                                                                                                        ------------
           FOOD: MAJOR DIVERSIFIED (0.8%)
   3,000   Unilever Capital Corp.................................................   7.125           11/01/10               3,142,620
                                                                                                                        ------------
           GAS DISTRIBUTORS (0.9%)
   1,000   Keyspan Corp..........................................................   7.625           11/15/10               1,063,540
   2,500   Sempra Energy.........................................................   7.95            03/01/10               2,473,800
                                                                                                                        ------------
                                                                                                                           3,537,340
                                                                                                                        ------------
           HOME IMPROVEMENT CHAINS (1.1%)
   5,000   Home Depot Real Estate Funding Corp. II - 144A*.......................   5.95            10/15/08               4,581,300
                                                                                                                        ------------
           INDUSTRIAL CONGLOMERATES (1.1%)
   5,000   Tyco International Group S.A. (Luxembourg)............................   6.875           01/15/29               4,672,650
                                                                                                                        ------------
           INTEGRATED OIL (2.2%)
   3,000   BP Amaco PLC (United Kingdom).........................................   5.90            04/15/09               2,928,510
   5,000   Murphy Oil Corp.......................................................   7.05            05/01/29               4,712,250
   1,000   Texaco Capital Inc....................................................   9.75            03/15/20               1,298,790
                                                                                                                        ------------
                                                                                                                           8,939,550
                                                                                                                        ------------
           INVESTMENT BANKS/BROKERS (2.3%)
   3,750   Lehman Brothers Holdings, Inc.........................................   8.75            03/15/05               4,014,675
   5,000   Lehman Brothers Holdings, Inc.........................................   8.50            08/01/15               5,290,500
                                                                                                                        ------------
                                                                                                                           9,305,175
                                                                                                                        ------------
           MAJOR BANKS (7.0%)
   2,000   Dresdner Funding Trust - 144A*........................................   8.151           06/30/31               1,812,400
   5,000   First Bank System Inc.................................................   7.625           05/01/05               5,151,350
   5,000   First Union National Bank.............................................   7.80            08/18/10               5,141,650
   3,000   Mellon Bank N.A.......................................................   7.625           09/15/07               3,137,220
   3,000   State Street Boston Corp..............................................   7.65            06/15/10               3,183,690
   5,000   State Street Boston Corp..............................................   5.95            09/15/03               4,955,600

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN                                                                          COUPON           MATURITY
THOUSANDS                                                                          RATE               DATE                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
$  5,000   Wells Fargo & Co......................................................   7.55%           06/21/10            $  5,293,550
                                                                                                                        ------------
                                                                                                                          28,675,460
                                                                                                                        ------------
           MAJOR TELECOMMUNICATIONS (4.2%)
   5,000   British Telecommunications PLC (United Kingdom).......................   8.125           12/15/10               5,072,050
   2,000   Deutsche Telekom International Finance Corp...........................   8.25            06/15/30               1,966,520
   5,000   Telefonica Europe BV (Netherlands)....................................   7.75            09/15/10               5,080,300
   3,000   Verizon Global Funding Corp - 144A*...................................   7.75            12/01/30               3,040,770
   2,000   WorldCom, Inc.........................................................   8.00            05/15/06               2,037,500
                                                                                                                        ------------
                                                                                                                          17,197,140
                                                                                                                        ------------
           MANAGED HEALTH CARE (0.3%)
   1,000   Kaiser Foundation Health Plan, Inc....................................   9.55            07/15/05               1,098,140
                                                                                                                        ------------
           MEDICAL SPECIALTIES (1.0%)
   4,000   Becton Dickinson & Co.................................................   8.70            01/15/25               4,206,760
                                                                                                                        ------------
           MISCELLANEOUS MANUFACTURING (1.2%)
   5,000   Dresser Industries, Inc...............................................   7.60            08/15/96               4,932,200
                                                                                                                        ------------
           MOTOR VEHICLES (1.1%)
   5,000   Ford Motor Co.........................................................   7.45            07/16/31               4,658,650
                                                                                                                        ------------
           MULTI-LINE INSURANCE (2.1%)
   3,000   AXA SA................................................................   8.60            12/15/30               3,087,330
   1,000   Hartford Financial Services Group, Inc................................   7.90            06/15/10               1,065,540
   5,000   Nationwide Financial Services, Inc....................................   8.00            03/01/27               4,662,600
                                                                                                                        ------------
                                                                                                                           8,815,470
                                                                                                                        ------------
           OIL & GAS PRODUCTION (2.9%)
   2,000   Anadarko Petroleum Corp...............................................   7.73            09/15/96               2,081,300
   5,000   Burlington Resources, Inc.............................................   7.375           03/01/29               4,994,200
   5,000   Kerr-McGee Corp.......................................................   7.125           10/15/27               4,782,000
                                                                                                                        ------------
                                                                                                                          11,857,500
                                                                                                                        ------------
           PHARMACEUTICALS: MAJOR (2.6%)
   5,000   Johnson & Johnson.....................................................   8.72            11/01/24               5,596,100
     441   Marion Merrell Corp...................................................   9.11            08/01/05                 472,316

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN                                                                          COUPON           MATURITY
THOUSANDS                                                                          RATE               DATE                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
$  5,000   Merck & Co. Inc.......................................................   5.95%           12/01/28            $  4,573,650
                                                                                                                        ------------
                                                                                                                          10,642,066
                                                                                                                        ------------
           PRECIOUS METALS (1.2%)
   5,000   Barrick Gold Corp.....................................................   7.50            05/01/07               5,046,250
                                                                                                                        ------------
           PROPERTY-CASUALTY INSURERS (0.8%)
   3,000   Everest Reinsurance Holdings Corp.....................................   8.50            03/15/05               3,178,380
                                                                                                                        ------------
           RAILROADS (1.1%)
   4,264   Burlington Northern Santa Fe Corp.....................................   7.97            01/01/15               4,468,269
                                                                                                                        ------------
           REGIONAL BANKS (0.5%)
   2,000   M&T Bank Corp.........................................................   8.00            10/01/10               2,087,340
                                                                                                                        ------------
           TELECOMMUNICATION EQUIPMENT (1.5%)
   5,000   Motorola Inc..........................................................   6.50            11/15/28               4,204,100
   2,000   Motorola Inc..........................................................   7.625           11/15/10               2,071,620
                                                                                                                        ------------
                                                                                                                           6,275,720
                                                                                                                        ------------
           TOBACCO (1.2%)
   5,000   Philip Morris Companies, Inc..........................................   7.125           10/01/04               4,999,850
                                                                                                                        ------------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (0.9%)
   3,000   Caterpillar Inc.......................................................   9.375           08/15/11               3,561,480
                                                                                                                        ------------
           WIRELESS COMMUNICATIONS (1.3%)
   5,000   Vodafone AirTouch PLC (United Kingdom)................................   7.75            02/15/10               5,160,100
                                                                                                                        ------------

           TOTAL CORPORATE BONDS
           (COST $240,980,075)........................................................................................   244,453,521
                                                                                                                        ------------

           U.S. GOVERNMENT & AGENCY OBLIGATIONS (32.2%)
       5   Federal Home Loan Mortgage Corp.......................................  11.50            05/01/19                   5,074
   3,984   Federal Home Loan Mortgage Corp. PC Gold..............................   6.00       10/01/23 - 11/01/27         3,856,126
     971   Federal Home Loan Mortgage Corp. PC Gold..............................   8.50       01/01/22 - 12/01/24           999,994
  11,520   Federal National Mortgage Assoc.......................................   6.00       02/01/27 - 04/01/29        11,141,821
  21,097   Federal National Mortgage Assoc.......................................   6.50       03/01/26 - 01/01/30        20,793,916

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN                                                                          COUPON           MATURITY
THOUSANDS                                                                          RATE               DATE                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
$  1,312   Federal National Mortgage Assoc.......................................   7.00%      11/01/26 - 10/01/29      $  1,312,558
   2,224   Federal National Mortgage Assoc.......................................   7.50       06/01/28 - 09/01/29         2,254,187
   6,919   Federal National Mortgage Assoc.......................................   8.00       07/01/29 - 03/01/30         7,077,247
     275   Federal National Mortgage Assoc.......................................   9.00       06/01/21 - 02/01/25           284,033
   9,064   Government National Mortgage Assoc....................................   6.00       04/15/28 - 12/15/28         8,798,151
  19,336   Government National Mortgage Assoc....................................   6.50       08/15/27 - 07/15/29        19,124,677
  20,441   Government National Mortgage Assoc....................................   7.00       03/15/26 - 02/15/30        20,523,865
      16   Government National Mortgage Assoc....................................   7.50       04/15/24 - 09/15/27            16,055
  11,771   Government National Mortgage Assoc....................................   8.00       10/15/24 - 11/15/29        12,057,835
   1,380   Government National Mortgage Assoc....................................   8.50       01/15/17 - 03/01/28         1,420,771
   1,234   Government National Mortgage Assoc....................................   9.00       07/15/24 - 12/15/24         1,279,904
     110   Government National Mortgage Assoc....................................  10.00       05/15/16 - 04/15/19           115,136
   5,000   Tennessee Valley Authority............................................   7.85            06/15/44               5,250,900
   7,000   U.S. Treasury Bond....................................................   6.25       08/15/23 - 05/15/30         7,744,470
   3,000   U.S. Treasury Note....................................................   7.00            07/15/06               3,264,750
  15,000   U.S. Treasury Note Strips.............................................   0.00       02/15/19 - 08/15/19         5,297,800
                                                                                                                        ------------

           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
           (COST $130,511,220)........................................................................................   132,619,270
                                                                                                                        ------------

           FOREIGN GOVERNMENT OBLIGATIONS (4.2%)
   5,000   Hydro-Quebec..........................................................   9.50            11/15/30               6,514,550
   5,000   Province of New Brunswick.............................................   7.625           06/29/04               5,255,950
   5,000   Province of Manitoba..................................................   7.75            07/17/16               5,551,450
                                                                                                                        ------------

           TOTAL FOREIGN GOVERNMENT OBLIGATIONS
           (COST $15,896,050).........................................................................................    17,321,950
                                                                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN                                                                          COUPON           MATURITY
THOUSANDS                                                                          RATE               DATE                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (a) (2.8%)
           U.S. GOVERNMENT AGENCY
$ 11,400   Federal National Mortgage Assoc.
             (COST $11,398,179)..................................................   5.75%           01/02/01            $ 11,398,179
                                                                                                                        ------------

TOTAL INVESTMENTS
(COST $398,785,524) (b)...................................................................   98.6%    405,792,920

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    1.4       5,891,705
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 411,684,625
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

 *   Resale is restricted to qualified institutional investors.
PC   Participation Certificate.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $11,238,822 and the aggregate gross unrealized depreciation is $4,231,426, resulting in net unrealized appreciation of $7,007,396.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

 PRINCIPAL
 AMOUNT IN                                                                       COUPON           MATURITY
 THOUSANDS                                                                        RATE              DATE       VALUE
------------------------------------------------------------------------------------------------------------------------
             CORPORATE BONDS (89.6%)
             AEROSPACE & DEFENSE (0.7%)
$     1,300  Loral Space & Communications Ltd.........................   9.50%                    01/15/06  $    871,000
                                                                                                            ------------
             BEVERAGES: NON-ALCOHOLIC (2.3%)
      5,000  Sparkling Spring Water (Canada)..........................  11.50                     11/15/07     3,050,000
                                                                                                            ------------
             BROADCAST/MEDIA (4.4%)
      5,986  Mentus Media Corp. (Series B)............................  12.00+                    02/01/03     2,813,420
      3,890  Tri-State Outdoor Media Group, Inc.......................  11.00                     05/15/08     2,956,400
                                                                                                            ------------
                                                                                                               5,769,820
                                                                                                            ------------
             BROADCASTING (0.5%)
      1,200  XM Satellite Radio Holdings Inc. (Class A)...............  14.00                     03/15/10       636,000
                                                                                                            ------------
             CABLE/SATELLITE TV (0.5%)
      3,750  Australis Holdings Ltd. (Australia) (a) (b)..............  15.00                     11/01/02           375
      3,000  Knology Holdings, Inc....................................  11.875++                  10/15/07       600,000
                                                                                                            ------------
                                                                                                                 600,375
                                                                                                            ------------
             CASINO/GAMING (8.8%)
     11,250  Aladdin Gaming Holdings/Capital Corp. (Series B).........  13.50++                   03/01/10     4,781,250
      9,915  Fitzgeralds Gaming Corp. (Series B) (b)..................  12.25                     12/15/04     5,949,000
      7,210  Resort At Summerlin
               (Series B) (a) (b).....................................  13.00                     12/15/07       721,005
                                                                                                            ------------
                                                                                                              11,451,255
                                                                                                            ------------
             CELLULAR TELEPHONE (4.9%)
        800  Dobson/Sygnet Communications.............................  12.25                     12/15/08       788,000
      5,500  Dolphin Telecom PLC (Series B) (United Kingdom)..........  14.00++                   05/15/09       605,000
      7,920  McCaw International Ltd..................................  13.00++                   04/15/07     5,068,800
                                                                                                            ------------
                                                                                                               6,461,800
                                                                                                            ------------
             COMMERCIAL PRINTING/FORMS (0.1%)
      2,500  Premier Graphics Inc. (b)................................  11.50                     12/01/05       175,000
                                                                                                            ------------
             CONSUMER/BUSINESS SERVICES (4.3%)
        500  Anacomp, Inc. (b)........................................  10.875                    04/01/04        65,000
      1,800  Anacomp, Inc. (Series B) (b).............................  10.875                    04/01/04       234,000
      8,909  Comforce Corp. (Series B)................................  15.00+                    12/01/09     2,672,840
      3,250  Comforce Operating, Inc..................................  12.00                     12/01/07     1,690,000

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                       COUPON           MATURITY
 THOUSANDS                                                                        RATE              DATE       VALUE
------------------------------------------------------------------------------------------------------------------------
$     1,000  MDC Communication Corp. (Canada).........................  10.50%                    12/01/06  $    910,000
                                                                                                            ------------
                                                                                                               5,571,840
                                                                                                            ------------
             CONTAINERS/PACKAGING (1.4%)
      1,100  Berry Plastics Corp......................................  11.00                     07/15/07       792,000
      1,330  Envirodyne Industries, Inc...............................  10.25                     12/01/01     1,024,100
                                                                                                            ------------
                                                                                                               1,816,100
                                                                                                            ------------
             DIVERSIFIED MANUFACTURING (4.3%)
        800  Eagle-Picher Industries, Inc.............................   9.375                    03/01/08       552,000
      1,800  Jordan Industries, Inc. (Class D)........................  10.375                    08/01/07     1,530,000
      7,200  Jordan Industries, Inc. (Series B).......................  11.75++                   04/01/09     3,600,000
                                                                                                            ------------
                                                                                                               5,682,000
                                                                                                            ------------
             DRUGSTORE CHAINS (0.2%)
      1,000  Rite Aid Corp............................................   7.70                     02/15/27       275,000
                                                                                                            ------------
             ELECTRONIC DISTRIBUTORS (0.1%)
      6,000  CHS Electronics, Inc. (a) (b)............................   9.875                    04/15/05       120,000
                                                                                                            ------------
             ELECTRONIC EQUIPMENT/INSTRUMENTS (1.5%)
      3,000  High Voltage Engineering, Inc............................  10.75                     08/15/04     1,950,000
                                                                                                            ------------
             ELECTRONICS/APPLIANCES (1.0%)
     12,000  International Semi-Tech Microelectronics, Inc.
               (Canada) (a) (b).......................................  11.50                     08/15/03       120,000
      1,400  Windmere-Durable Holdings, Inc...........................  10.00                     07/31/08     1,190,000
                                                                                                            ------------
                                                                                                               1,310,000
                                                                                                            ------------
             FOOD DISTRIBUTORS (1.2%)
      1,300  Fleming Companies, Inc. (Series B).......................  10.625                    07/31/07       890,500
        800  Volume Services America, Inc.............................  11.25                     03/01/09       696,000
                                                                                                            ------------
                                                                                                               1,586,500
                                                                                                            ------------
             FOOD RETAIL (0.4%)
      1,190  Pueblo Xtra International, Inc. (Series C)...............   9.50                     08/01/03       523,600
                                                                                                            ------------
             FOOD: SPECIALTY/CANDY (0.3%)
     43,678  SFAC New Holdings Inc. (a) (c)...........................  13.00++                   06/15/09       436,781
                                                                                                            ------------
             HOTELS/RESORTS/CRUISELINES (2.1%)
      9,000  Epic Resorts LLC (Series B)..............................  13.00                     06/15/05     2,700,000
                                                                                                            ------------
             HOUSEHOLD/PERSONAL CARE (1.8%)
      2,419  J.B. Williams Holdings, Inc..............................  12.00                     03/01/04     2,370,620
                                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                       COUPON           MATURITY
 THOUSANDS                                                                        RATE              DATE       VALUE
------------------------------------------------------------------------------------------------------------------------
             INDUSTRIAL SPECIALTIES (2.3%)
$     1,650  Indesco International Inc. (b)...........................   9.75%                    04/15/08  $    313,500
        800  International Wire Group, Inc............................  11.75                     06/01/05       780,000
      3,000  Outsourcing Services Group, Inc. (Series B)..............  10.875                    03/01/06     1,890,000
                                                                                                            ------------
                                                                                                               2,983,500
                                                                                                            ------------
             INTERNET SOFTWARE/SERVICES (0.7%)
      1,000  Globix Corp..............................................  12.50                     02/01/10       400,000
      1,700  PSINet, Inc..............................................  11.00                     08/01/09       476,000
                                                                                                            ------------
                                                                                                                 876,000
                                                                                                            ------------
             MEDICAL SPECIALTIES (2.6%)
      5,100  Mediq Inc./PRN Life Support Services, Inc. (b)...........  11.00                     06/01/08        51,000
      3,000  Universal Hospital Services, Inc. (issued 02/25/98)......  10.25                     03/01/08     2,040,000
      2,000  Universal Hospital Services, Inc. (issued 01/26/99)......  10.25                     03/01/08     1,360,000
                                                                                                            ------------
                                                                                                               3,451,000
                                                                                                            ------------
             MEDICAL/NURSING SERVICES (1.4%)
      2,500  Pediatric Services of America, Inc. (Series A)...........  10.00                     04/15/08     1,800,000
                                                                                                            ------------
             OFFICE EQUIPMENT/SUPPLIES (2.7%)
      6,500  Mosler, Inc..............................................  11.00                     04/15/03     3,575,000
                                                                                                            ------------
             OTHER CONSUMER SPECIALTIES (1.3%)
      2,500  Samsonite Corp...........................................  10.75                     06/15/08     1,662,500
                                                                                                            ------------
             PUBLISHING: NEWSPAPERS (3.4%)
      8,000  Brill Media Co., LLC (Series B)..........................  12.00                     12/15/07     4,400,000
                                                                                                            ------------
             RESTAURANTS (3.5%)
     20,351  American Restaurant Group Holdings, Inc. - 144A* (c).....   0.00                     12/15/05     2,035,130
      5,000  FRD Acquisition Corp. (Series B).........................  12.50                     07/15/04     1,800,000
      1,300  Friendly Ice Cream Corp..................................  10.50                     12/01/07       754,000
                                                                                                            ------------
                                                                                                               4,589,130
                                                                                                            ------------
             RETAIL - SPECIALTY (0.6%)
        775  Pantry, Inc..............................................  10.25                     10/15/07       724,625
                                                                                                            ------------
             SPECIALTY TELECOMMUNICATIONS (12.3%)
      6,500  Birch Telecom Inc........................................  14.00                     06/15/08     3,900,000
      3,000  DTI Holdings, Inc. (Series B)............................  12.50++                   03/01/08       840,000
      3,000  Esprit Telecom Group PLC (United Kingdom)................  11.50                     12/15/07        90,000
      1,800  Esprit Telecom Group PLC (United Kingdom)................  10.875                    06/15/08        54,000

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                       COUPON           MATURITY
 THOUSANDS                                                                        RATE              DATE       VALUE
------------------------------------------------------------------------------------------------------------------------
$    16,520  Firstworld Communications, Inc...........................  13.00++%                  04/15/08  $  1,899,800
        700  McLeodUSA, Inc...........................................  11.50                     05/01/09       696,500
      1,500  Pac-West Telecom Inc. (Series B).........................  13.50                     02/01/09     1,245,000
      2,500  Primus Telecommunication Group, Inc. (Series B)..........   9.875                    05/15/08       700,000
      1,000  Primus Telecommunications Group, Inc.....................  12.75                     10/15/09       280,000
      1,300  Versatel Telecom International NV (Netherlands)..........  13.25                     05/15/08       819,000
      3,031  Viatel Inc...............................................  11.25                     04/15/08       939,610
        800  Viatel Inc...............................................  11.50                     03/15/09       248,000
      5,000  World Access, Inc. (c)...................................  13.25                     01/15/08     3,400,000
      1,300  Worldwide Fiber Inc. (Canada)............................  12.00                     08/01/09       988,000
                                                                                                            ------------
                                                                                                              16,099,910
                                                                                                            ------------
             TELECOMMUNICATIONS (9.2%)
      1,000  Covad Communications Group, Inc..........................  12.50                     02/15/09       270,000
      5,500  e. Spire Communications, Inc.............................  13.75                     07/15/07     2,090,000
      1,500  Focal Communications, Corp. (Series B)...................  12.125++                  02/15/08       660,000
      1,300  Hyperion Telecommunication, Inc. (Series B)..............  12.25                     09/01/04     1,040,000
     28,500  In-Flight Phone Corp.
               (Series B) (a) (b).....................................  14.00                     05/15/02     1,425,000
      1,300  Level 3 Communications, Inc..............................   9.125                    05/01/08     1,053,000
      1,000  MGC Communications, Inc..................................  13.00                     04/01/10       460,000
        800  NEXTLINK Communications, Inc.............................   9.00                     03/15/08       614,000
      5,400  Rhythms Netconnections, Inc..............................  12.75                     04/15/09     1,512,000
      1,200  Startec Global Communications Corp.......................  12.00                     05/15/08       720,000
      3,000  Talton Holdings, Inc. (Series B).........................  11.00                     06/30/07     2,190,000
                                                                                                            ------------
                                                                                                              12,034,000
                                                                                                            ------------
             TRUCKS/CONSTRUCTION/FARM MACHINERY (2.1%)
      3,000  J.B. Poindexter & Co., Inc...............................  12.50                     05/15/04     2,700,000
                                                                                                            ------------
             WIRELESS COMMUNICATIONS (6.7%)
     11,375  Advanced Radio Telecom Corp..............................  14.00                     02/15/07     4,322,500
      1,000  AMSC Acquisition Co., Inc. (Series B)....................  12.25                     04/01/08       350,000
        900  Arch Escrow Corp.........................................  13.75                     04/15/08       315,000
     19,000  CellNet Data Systems, Inc. (a) (b).......................  14.00++                   10/01/07        95,000
      3,000  Globalstar LP/Capital Corp...............................  10.75                     11/01/04       390,000
      3,300  Orbcomm Global LP/Capital Corp. (Series B) (b)...........  14.00                     08/15/04       330,000

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                       COUPON           MATURITY
 THOUSANDS                                                                        RATE              DATE       VALUE
------------------------------------------------------------------------------------------------------------------------
$     4,500  USA Mobile Communications Holdings, Inc..................  14.00%                    11/01/04  $  2,250,000
      1,000  WinStar Communications, Inc..............................  12.75                     04/15/10       700,000
                                                                                                            ------------
                                                                                                               8,752,500
                                                                                                            ------------

             TOTAL CORPORATE BONDS
             (COST $298,808,177)..........................................................................   117,005,856
                                                                                                            ------------

 NUMBER OF
  SHARES
-----------
             COMMON STOCKS (d) (0.7%)
             APPAREL/FOOTWEAR RETAIL (0.0%)
  1,310,596  County Seat Store Corp. (c)...................................................        11,795
                                                                                             ------------
             CASINO/GAMING (0.0%)
      2,000  Fitzgerald Gaming Corp........................................................             2
                                                                                             ------------
             ENTERTAINMENT & LEISURE (0.0%)
    444,351  Premier Holdings Inc. (c).....................................................           444
                                                                                             ------------
             FOOD: SPECIALTY/CANDY (0.0%)
      2,375  SFAC New Holdings Inc. (c)....................................................           594
    120,000  Specialty Foods Acquisition Corp. - 144A*.....................................         1,200
                                                                                             ------------
                                                                                                    1,794
                                                                                             ------------
             HOTELS/RESORTS/CRUISELINES (0.0%)
      2,000  Motels of America, Inc. - 144A*...............................................           500
     71,890  Vagabond Inns, Inc. (Class D) (a).............................................            72
                                                                                             ------------
                                                                                                      572
                                                                                             ------------
             MEDICAL/NURSING SERVICES (0.0%)
    418,663  Raintree Healthcare Corp. (c).................................................         3,768
                                                                                             ------------
             MOTOR VEHICLES (0.0%)
         87  Northern Holdings Industrial Corp. * (c)......................................       --
                                                                                             ------------
             RESTAURANTS (0.0%)
      7,750  American Restaurant Group Holdings, Inc. - 144A*..............................         1,938
                                                                                             ------------
             SPECIALTY TELECOMMUNICATIONS (0.3%)
     33,335  Versatel Telecom International NV (ADR) (Netherlands).........................       287,514
     15,710  World Access, Inc. (c)........................................................        37,802
                                                                                             ------------
                                                                                                  325,316
                                                                                             ------------
             TELECOMMUNICATION EQUIPMENT (0.0%)
    196,000  FWT Inc. (Class A) (c)........................................................         1,960
                                                                                             ------------
             TEXTILES (0.0%)
    298,461  U.S. Leather, Inc. (c)........................................................         2,985
                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

 NUMBER OF
  SHARES                                                                                        VALUE
---------------------------------------------------------------------------------------------------------
             WIRELESS COMMUNICATIONS (0.4%)
    809,424  Arch Wireless, Inc. (c).......................................................  $    505,890
     38,444  Vast Solutions, Inc. (Class B1) (c)...........................................           385
     38,444  Vast Solutions, Inc. (Class B2) (c)...........................................           385
     38,444  Vast Solutions, Inc. (Class B3) (c)...........................................           384
                                                                                             ------------
                                                                                                  507,044
                                                                                             ------------

             TOTAL COMMON STOCKS
             (COST $37,614,230)............................................................       857,618
                                                                                             ------------

 PRINCIPAL
 AMOUNT IN                                                                COUPON  MATURITY
 THOUSANDS                                                                 RATE     DATE
-----------                                                               ------  --------
             CONVERTIBLE BOND (0.0%)
             HOTELS/RESORTS/CRUISELINES
$       742  Premier Cruises Ltd.
               (COST $742,000)..........................................  10.00+% 08/15/05            74
                                                                                            ------------

 NUMBER OF
  SHARES
-----------
             PREFERRED STOCKS (0.2%)
             RESTAURANTS (0.2%)
      1,886  American Restaurant Group Holdings, Inc. (Series B)...........................       188,600
                                                                                             ------------
             TELECOMMUNICATION EQUIPMENT (0.0%)
  1,960,000  FWT Inc. (Series A) (c).......................................................        19,600
                                                                                             ------------

             TOTAL PREFERRED STOCKS
             (COST $9,659,277).............................................................       208,200
                                                                                             ------------

 NUMBER OF                                                                         EXPIRATION
 WARRANTS                                                                             DATE
-----------                                                                        ----------
             WARRANTS (d) (1.0%)
             ADVERTISING/MARKETING SERVICE (0.0%)
     12,524  Next Generation Network, Inc. - 144A*...............................   02/01/08            125
                                                                                               ------------
             AEROSPACE & DEFENSE (0.0%)
      1,500  Sabreliner Corp. - 144A*............................................   04/15/03         15,000
                                                                                               ------------
             BROADCASTING (0.0%)
      1,200  XM Satellite Radio Holdings Inc. - 144A*............................   03/15/10         30,000
                                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

 NUMBER OF                                                                         EXPIRATION
 WARRANTS                                                                             DATE        VALUE
-----------------------------------------------------------------------------------------------------------
             CASINO/GAMING (0.0%)
     90,000  Aladdin Gaming Enterprises, Inc. - 144A*............................   03/01/10   $        900
      6,000  Resort At Summerlin - 144A*.........................................   12/15/07             60
                                                                                               ------------
                                                                                                        960
                                                                                               ------------
             CONSUMER/BUSINESS SERVICES (0.0%)
     42,250  Comforce Corp. - 144A*..............................................   12/01/09          4,225
                                                                                               ------------
             HOTELS/RESORTS/CRUISELINES (0.0%)
      9,000  Epic Resorts LLC - 144A*............................................   06/15/05             90
                                                                                               ------------
             OIL & GAS PRODUCTION (0.0%)
     39,665  Gothic Energy Corp. - 144A*.........................................   05/01/05             40
                                                                                               ------------
             RESTAURANTS (0.0%)
      1,500  American Restaurant Group Holdings, Inc. - 144A*....................   08/15/08             15
                                                                                               ------------
             SPECIALTY TELECOMMUNICATIONS (0.4%)
      6,500  Birch Telecom Inc. - 144A*..........................................   06/15/08        357,500
     15,000  DTI Holdings Inc. - 144A*...........................................   03/01/08            150
     16,520  Firstworld Communications, Inc. - 144A*.............................   04/15/08        148,680
                                                                                               ------------
                                                                                                    506,330
                                                                                               ------------
             TELECOMMUNICATION EQUIPMENT (0.6%)
     92,640  Star Choice Communications, Inc. - 144A* (Canada)...................   12/15/05        764,280
                                                                                               ------------
             TELECOMMUNICATIONS (0.0%)
      1,200  Startec Global Communications Corp. - 144A*.........................   05/15/08            780
                                                                                               ------------
             WIRELESS COMMUNICATIONS (0.0%)
      1,000  Motient Corp. - 144A*...............................................   04/01/08         10,000
                                                                                               ------------

             TOTAL WARRANTS
             (COST $723,765).................................................................     1,331,845
                                                                                               ------------

 PRINCIPAL
 AMOUNT IN                                                                       COUPON            MATURITY
 THOUSANDS                                                                        RATE               DATE
-----------                                                             ------------------------  ----------
             SHORT-TERM INVESTMENTS (5.2%)
             U.S. GOVERNMENT AGENCY (e) (4.9%)
$     6,450  Federal National Mortgage Assoc.
               (COST $6,448,970)......................................   5.75%                      01/02/01     6,448,970
                                                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                       COUPON            MATURITY
 THOUSANDS                                                                        RATE               DATE        VALUE
--------------------------------------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENT (0.3%)
$       399  The Bank of New York (dated 12/29/00; proceeds
               $399,138) (f)
               (COST $398,972)........................................   3.75%                      01/02/01  $    398,972
                                                                                                              ------------

             TOTAL SHORT-TERM INVESTMENTS
             (COST $6,847,942)..............................................................................     6,847,942
                                                                                                              ------------

TOTAL INVESTMENTS
(COST $354,395,391) (g)...................................................................   96.7%    126,251,535

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    3.3       4,340,802
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 130,592,337
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Resale is restricted to qualified institutional investors.
 +   Payment-in-kind security.
++ Currently a zero coupon bond that will pay interest at the rate shown at a future specified date.
(a)  Issuer in bankruptcy.
(b)  Non-income producing security; bond in default.
(c)  Acquired through exchange offer.
(d)  Non-income producing securities.
(e) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(f) Collateralized by $379,798 Federal Home Loan Mortgage Corp. Note 6.875% due 01/15/05 valued at $406,957.
(g) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $1,672,701 and the aggregate gross unrealized depreciation is $229,816,557, resulting in net unrealized depreciation of $228,143,856.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

NUMBER OF
 SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
           COMMON STOCKS (85.3%)
           ELECTRIC UTILITIES (39.7%)
 250,000   AES Corp.*............................................................  $ 13,843,750
 260,000   Calpine Corp.*........................................................    11,716,250
 205,865   Cinergy Corp..........................................................     7,231,008
 160,000   CMS Energy Corp.......................................................     5,070,000
 125,000   Consolidated Edison, Inc..............................................     4,812,500
 200,000   Constellation Energy Group............................................     9,012,500
 337,500   DPL, Inc..............................................................    11,200,781
 232,500   DQE, Inc..............................................................     7,614,375
 140,000   DTE Energy Co.........................................................     5,451,250
 141,216   Duke Energy Corp......................................................    12,038,664
 140,000   Edison International..................................................     2,187,500
 220,000   Energy East Corp......................................................     4,331,250
 200,000   Entergy Corp..........................................................     8,462,500
  84,000   Exelon Corp...........................................................     5,897,640
 190,000   FPL Group, Inc........................................................    13,632,500
 135,000   GPU, Inc..............................................................     4,969,687
  75,000   Hawaiian Electric Industries, Inc.....................................     2,789,062
 400,000   IPALCO Enterprises, Inc...............................................     9,675,000
 305,000   Montana Power Co......................................................     6,328,750
 200,000   Northeast Utilities...................................................     4,850,000
 190,000   NRG Energy, Inc.*.....................................................     5,284,375
 195,000   Pinnacle West Capital Corp............................................     9,286,875
 150,000   Public Service Company of New Mexico..................................     4,021,875
 175,000   Public Service Enterprise Group, Inc..................................     8,509,375
 200,000   Reliant Energy, Inc...................................................     8,662,500
 215,000   SCANA Corp............................................................     6,355,937
 265,000   Southern Co. (The)....................................................     8,811,250
  74,000   Southern Energy, Inc.*................................................     2,095,125
 221,500   TXU Corp..............................................................     9,815,219
 200,000   Wisconsin Energy Corp.................................................     4,512,500
 302,250   Xcel Energy, Inc......................................................     8,784,141
                                                                                   ------------
                                                                                    227,254,139
                                                                                   ------------
           ENERGY (16.8%)
 143,625   Burlington Resources, Inc.............................................     7,253,062
 410,000   Dynegy, Inc. (Class A)................................................    22,985,625
 230,460   El Paso Energy Corp...................................................    16,506,697
 226,500   Enron Corp............................................................    18,827,812
 100,000   Kinder Morgan, Inc....................................................     5,218,750
 280,000   NiSource Inc..........................................................     8,610,000
 155,000   Questar Corp..........................................................     4,659,687
 290,000   Williams Companies, Inc...............................................    11,581,875
                                                                                   ------------
                                                                                     95,643,508
                                                                                   ------------
NUMBER OF
 SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
           TELECOMMUNICATIONS (28.8%)
 171,932   ALLTEL Corp...........................................................  $ 10,735,004
 335,634   AT&T Corp.............................................................     5,810,664
 170,000   BCE, Inc. (Canada)....................................................     4,919,375
 130,000   BroadWing Inc.*.......................................................     2,965,625
 185,000   Cable & Wireless PLC (ADR) (United Kingdom)...........................     7,376,875
 288,750   CenturyTel, Inc.......................................................    10,322,813
 740,000   Ericsson (L.M.) Telefonaktiebolaqet (ADR) (Sweden)....................     8,278,750
 303,250   Global Crossing Ltd. (Bermuda)*.......................................     4,340,266
 140,000   Nextel Communications, Inc. (Class A)*................................     3,465,000
 100,000   Nokia Corp. (ADR) (Finland)...........................................     4,350,000
 251,965   Nortel Networks Corp. (Canada)........................................     8,078,628
 431,691   Qwest Communications International, Inc.*.............................    17,699,331
 288,946   SBC Communications, Inc...............................................    13,797,172
 215,000   Sprint Corp. (FON Group)..............................................     4,367,188
 100,000   Sprint Corp. (PCS Group)*.............................................     2,043,750
 125,000   Tele Danmark AS (ADR) (Denmark).......................................     2,539,063
 160,000   Telefonos de Mexico S.A. (Series L) (ADR) (Mexico)....................     7,220,000
 100,000   Telephone & Data Systems, Inc.........................................     9,000,000
 113,900   TyCom, Ltd.*..........................................................     2,548,513
 315,120   Verizon Communications Inc............................................    15,795,390
 230,000   Vodafone Group PLC (ADR) (United Kingdom).............................     8,236,875
  55,000   Voicestream Wireless Corp.*...........................................     5,534,375
 124,050   WinStar Communications, Inc.*.........................................     1,449,834
 236,163   WorldCom, Inc.*.......................................................     3,306,282
                                                                                   ------------
                                                                                    164,180,773
                                                                                   ------------

           TOTAL COMMON STOCKS
           (COST $261,750,381)...................................................   487,078,420
                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           CORPORATE BONDS (6.3%)
           ELECTRIC UTILITIES (3.4%)
 $ 1,000   Aes Drax Holdings Ltd. (United Kingdom) 10.41% due 12/31/20 - 144A**...................  $  1,043,720
   1,000   Arizona Public Service Co. 7.625% due 08/01/05.........................................     1,032,510
   2,250   Consumers Energy Co. 6.875% due 03/01/18...............................................     2,024,572
   2,000   Empresa Nacional de Electricidad (Chile) 8.125% due 02/01/97...........................     1,517,940
   3,000   Indianapolis Power Co. 7.05% due 02/01/24..............................................     2,780,610
   1,500   Northern States Power Co. 6.50% due 03/01/28...........................................     1,329,465
   2,125   Public Service Electric & Gas Co. 6.75% due 01/01/16...................................     1,994,993
   3,000   Public Service Electric & Gas Co. 7.00% due 09/01/24...................................     2,747,160
   5,000   Wisconsin Electric Power Co. 7.125% due 03/15/16.......................................     4,721,400
                                                                                                    ------------
                                                                                                      19,192,370
                                                                                                    ------------
           ENERGY (1.7%)
     500   CMS Panhandle Holding Co. 7.00% due 07/15/29...........................................       436,475
   3,000   Coastal Corp. 7.75% due 10/15/35.......................................................     2,945,070
   2,000   Northern Border Pipeline 7.75% due 09/01/09............................................     2,061,680
   2,000   Panhandle Eastern Corp. 8.625% due 04/15/25............................................     2,260,760
   2,000   Sempra Energy Corp. 7.95% due 03/01/10.................................................     1,979,040
                                                                                                    ------------
                                                                                                       9,683,025
                                                                                                    ------------
           TELECOMMUNICATIONS (1.2%)
   2,000   GTE Corp. 7.90% due 02/01/27...........................................................     1,977,260
     500   LCI International, Inc. 7.25% due 06/15/07.............................................       499,675
   2,000   Sprint Corp. 9.25% due 04/15/22........................................................     2,094,620
 $ 2,000   Telefonica Europe BV (Netherlands) 7.75% due 09/15/10..................................     2,032,120
                                                                                                    ------------
                                                                                                       6,603,675
                                                                                                    ------------

           TOTAL CORPORATE BONDS
           (COST $36,638,428).....................................................................    35,479,070
                                                                                                    ------------
PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------

           U.S. GOVERNMENT AGENCY (0.2%)
 $    50   Tennessee Valley Authority 8.00% due 03/31/45
             (COST $1,250,000)....................................................................  $  1,271,875
                                                                                                    ------------

           SHORT-TERM INVESTMENTS (8.0%)
           U.S. GOVERNMENT AGENCY (a) (8.0%)
  45,500   Federal National Mortgage Association 5.75% due 01/02/01
             (COST $45,492,733)...................................................................    45,492,733
                                                                                                    ------------

           REPURCHASE AGREEMENT (0.0%)
     113   The Bank of New York 3.75% due 01/02/01 (dated 12/29/00; proceeds $112,790) (b)
             (COST $112,743)......................................................................       112,743
                                                                                                    ------------

           TOTAL SHORT-TERM INVESTMENTS
           (COST $45,605,476).....................................................................    45,605,476
                                                                                                    ------------

TOTAL INVESTMENTS
(COST $345,244,285) (c)...................................................................   99.8%    569,434,842

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    0.2       1,368,724
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 570,803,566
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $111,651 Federal Home Loan Banks 6.875% due 01/15/05 valued at $115,000.
(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $238,473,777 and the aggregate gross unrealized depreciation is $14,283,220, resulting in net unrealized appreciation of $224,190,557.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (48.0%)
           AUTO PARTS: O.E.M. (2.2%)
  60,000   Delphi Automotive Systems Corp..........................................................  $   675,000
  12,500   Johnson Controls, Inc...................................................................      650,000
                                                                                                     -----------
                                                                                                       1,325,000
                                                                                                     -----------
           BEVERAGES: ALCOHOLIC (1.1%)
  15,000   Anheuser-Busch Companies, Inc...........................................................      682,500
                                                                                                     -----------
           CHEMICALS: MAJOR DIVERSIFIED (1.2%)
  20,000   Dow Chemical Co.........................................................................      732,500
                                                                                                     -----------
           ELECTRIC UTILITIES (5.1%)
  12,000   Dominion Resources, Inc.................................................................      804,000
  11,000   FPL Group, Inc..........................................................................      789,250
  15,000   Reliant Energy, Inc.....................................................................      649,687
  25,000   TECO Energy, Inc........................................................................      809,375
                                                                                                     -----------
                                                                                                       3,052,312
                                                                                                     -----------
           ELECTRICAL PRODUCTS (1.2%)
   9,000   Emerson Electric Co.....................................................................      709,312
                                                                                                     -----------
           ELECTRONIC EQUIPMENT/INSTRUMENTS (1.4%)
  18,000   Rockwell International Corp.............................................................      857,250
                                                                                                     -----------
           ELECTRONICS/APPLIANCES (1.2%)
  14,500   Whirlpool Corp..........................................................................      691,469
                                                                                                     -----------
           FINANCE/RENTAL/LEASING (2.2%)
   9,000   Fannie Mae..............................................................................      780,750
  31,000   Ryder System, Inc.......................................................................      515,375
                                                                                                     -----------
                                                                                                       1,296,125
                                                                                                     -----------
           FOOD DISTRIBUTORS (0.9%)
  40,000   Supervalu, Inc..........................................................................      555,000
                                                                                                     -----------
           FOOD: MAJOR DIVERSIFIED (1.2%)
  30,000   Sara Lee Corp...........................................................................      736,875
                                                                                                     -----------
           FOOD: MEAT/FISH/DAIRY (1.2%)
  27,000   ConAgra, Inc............................................................................      702,000
                                                                                                     -----------
           INDUSTRIAL CONGLOMERATES (1.2%)
  15,000   Honeywell International, Inc............................................................      709,687
                                                                                                     -----------
           INDUSTRIAL SPECIALTIES (1.3%)
  17,000   PPG Industries, Inc.....................................................................      787,313
                                                                                                     -----------
           LIFE/HEALTH INSURANCE (1.1%)
  14,500   Lincoln National Corp...................................................................      686,031
                                                                                                     -----------
           MAJOR BANKS (4.6%)
  16,000   Bank of America Corp....................................................................      734,000
  17,000   Chase Manhattan Corp. (The).............................................................      772,437
  20,000   FleetBoston Financial Corp..............................................................      751,250
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  14,625   Westpac Banking (ADR) (Australia).......................................................  $   538,383
                                                                                                     -----------
                                                                                                       2,796,070
                                                                                                     -----------
           MAJOR TELECOMMUNICATIONS (2.3%)
  35,000   AT&T Corp...............................................................................      605,937
  15,000   Verizon Communications Inc..............................................................      751,875
                                                                                                     -----------
                                                                                                       1,357,812
                                                                                                     -----------
           MOTOR VEHICLES (1.0%)
  26,500   Ford Motor Co...........................................................................      621,094
                                                                                                     -----------
           OIL & GAS PRODUCTION (1.2%)
  11,000   Kerr-McGee Corp.........................................................................      736,312
                                                                                                     -----------
           OIL REFINING/MARKETING (2.5%)
  21,000   Ashland, Inc............................................................................      753,690
  25,000   Ultramar Diamond Shamrock Corp..........................................................      771,875
                                                                                                     -----------
                                                                                                       1,525,565
                                                                                                     -----------
           PHARMACEUTICALS: MAJOR (2.3%)
   8,000   Merck & Co., Inc........................................................................      749,000
  11,000   Schering-Plough Corp....................................................................      624,250
                                                                                                     -----------
                                                                                                       1,373,250
                                                                                                     -----------
           REAL ESTATE INVESTMENT TRUSTS (9.1%)
  17,000   Archstone Communities Trust.............................................................      437,750
  10,000   Avalonbay Communities, Inc..............................................................      501,250
  10,000   Boston Properties, Inc..................................................................      435,000
  18,000   Duke-Weeks Realty Corp..................................................................      443,250
  14,000   Equity Office Properties Trust..........................................................      456,750
   5,000   Equity Residential Properties Trust.....................................................      276,563
  12,000   First Industrial Realty Trust, Inc......................................................      408,000
   5,000   General Growth Properties, Inc..........................................................      180,938
  20,000   Healthcare Realty Trust, Inc............................................................      425,000
  17,000   Mack-Cali Realty Corp...................................................................      485,563
  17,500   Reckson Associates Realty Corp..........................................................      438,594
   5,000   Rouse Co. (The).........................................................................      127,500
  18,000   Simon Property Group, Inc...............................................................      432,000
  11,000   Vornado Realty Trust....................................................................      421,438
                                                                                                     -----------
                                                                                                       5,469,596
                                                                                                     -----------
           SAVINGS BANKS (1.2%)
  14,000   Washington Mutual, Inc..................................................................      742,875
                                                                                                     -----------
           TOBACCO (1.3%)
  18,000   Philip Morris Companies, Inc............................................................      792,000
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           WIRELESS COMMUNICATIONS (0.0%)
     688   Leap Wireless International, Inc.*......................................................  $    17,200
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (COST $26,143,263)......................................................................   28,955,148
                                                                                                     -----------
           CONVERTIBLE PREFERRED STOCKS (14.2%)
           AUTO PARTS: O.E.M. (0.0%)
  12,000   BTI Capital Trust $3.25 - 144A**........................................................        1,500
                                                                                                     -----------
           CONTAINERS/PACKAGING (1.9%)
  36,000   Sealed Air Corp. (Series A) $2.00.......................................................    1,161,000
                                                                                                     -----------
           HOUSEHOLD/PERSONAL CARE (1.6%)
  13,000   Estee Lauder Co. $3.81..................................................................      988,000
                                                                                                     -----------
           INDUSTRIAL MACHINERY (1.0%)
  28,000   Ingersoll-Rand Co. $1.69................................................................      596,750
                                                                                                     -----------
           INVESTMENT BANKS/BROKERS (0.4%)
  15,940   Merrill Lynch & Co., Inc. $2.39 (exchangeable into IMC Global, Inc. common stock).......      245,077
                                                                                                     -----------
           MAJOR BANKS (1.4%)
  30,200   National Australia Bank, Ltd. $1.97 (Australia) (Units)++...............................      864,475
                                                                                                     -----------
           MOVIES/ENTERTAINMENT (1.2%)
  21,000   Six Flags, Inc. $4.05...................................................................      742,875
                                                                                                     -----------
           OIL REFINING/MARKETING (1.0%)
  50,000   Tesoro Petroleum Corp. $1.16............................................................      600,000
                                                                                                     -----------
           PUBLISHING: BOOKS/MAGAZINE (1.4%)
  25,000   Reader's Digest Association, Inc. $1.93.................................................      870,312
                                                                                                     -----------
           RAILROADS (0.6%)
   7,400   Union Pacific Capital Trust $3.13.......................................................      339,667
                                                                                                     -----------
           REAL ESTATE INVESTMENT TRUSTS (1.1%)
   9,000   Equity Residential Properties Trust (Series E) $1.75....................................      282,938
  13,000   SL Green Realty Corp. $2.00.............................................................      394,063
                                                                                                     -----------
                                                                                                         677,001
                                                                                                     -----------
           REGIONAL BANKS (2.1%)
  30,000   CNB Capital Trust I $1.50...............................................................    1,237,500
                                                                                                     -----------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           TOOLS/HARDWARE (0.5%)
  19,400   Metromedia International Group, Inc. $3.63..............................................  $   269,660
                                                                                                     -----------

           TOTAL CONVERTIBLE PREFERRED STOCKS
           (COST $10,206,213)......................................................................    8,593,817
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           CORPORATE BONDS (35.6%)
           CONVERTIBLE BONDS (17.2%)
           APPAREL/FOOTWEAR RETAIL (1.6%)
 $   790   Genesco Inc. 5.50% due 04/15/05.........................................................      955,782
                                                                                                     -----------
           AUTO PARTS: O.E.M. (0.3%)
     350   MascoTech, Inc. 4.50% due 12/15/03......................................................      203,000
                                                                                                     -----------
           CABLE/SATELLITE TV (0.5%)
     445   EchoStar Communications Corp. 4.875% due 01/01/07.......................................      330,706
                                                                                                     -----------
           ELECTRONIC EQUIPMENT/INSTRUMENTS (2.6%)
   2,000   SCI Systems, Inc. 3.00% due 03/15/07....................................................    1,598,160
                                                                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (0.8%)
     460   Photronics Inc. 6.00% due 06/01/04......................................................      486,629
                                                                                                     -----------
           FINANCIAL PUBLISHING/SERVICES (1.7%)
   1,750   Aether Systems, Inc. 6.00% due 03/22/05.................................................    1,004,343
                                                                                                     -----------
           HOSPITAL/NURSING MANAGEMENT (0.1%)
     120   Emeritus Corp. - 144A** 6.25% due 01/01/06..............................................       33,818
                                                                                                     -----------
           INDUSTRIAL MACHINERY (0.3%)
     200   Thermo Fibertek, Inc. - 144A** 4.50% due 07/15/04.......................................      170,452
                                                                                                     -----------
           INTERNET SOFTWARE/SERVICES (2.6%)
   5,000   AT Home Corp. 0.525% due 12/28/18.......................................................    1,562,214
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           MAJOR TELECOMMUNICATIONS (3.5%)
 $   800   Bell Atlantic Financial Service - 144A** (exchangeable into Cable & Wireless
             Communications common stock) 4.25% due 09/15/05.......................................  $   828,000
   1,300   Bell Atlantic Financial Service - 144A** (exchangeable into Telecom Corporation of New
             Zealand common stock) 5.75% due 04/01/03..............................................    1,270,750
                                                                                                     -----------
                                                                                                       2,098,750
                                                                                                     -----------
           SPECIALTY TELECOMMUNICATIONS (1.6%)
   2,000   Efficient Networks, Inc. 5.00% due 03/15/05.............................................      994,660
                                                                                                     -----------
           TELECOMMUNICATION EQUIPMENT (1.6%)
   1,100   RF Micro Systems Devices - 144A** 3.75% due 08/15/05....................................      959,277
                                                                                                     -----------

           TOTAL CONVERTIBLE BONDS
           (COST $12,204,115)......................................................................   10,397,791
                                                                                                     -----------
           NON-CONVERTIBLE BONDS (18.4%)
           ADVERTISING/MARKETING SERVICES (3.5%)
   2,000   Outdoor Systems, Inc. 8.875% due 06/15/07...............................................    2,080,000
                                                                                                     -----------
           BROADCASTING (4.2%)
   2,500   Young Broadcasting Corp. 11.75% due 11/15/04............................................    2,521,875
                                                                                                     -----------
           CHEMICALS: SPECIALTY (2.5%)
   1,875   Huntsman Polymers Corp. 11.75% due 12/01/04.............................................    1,537,500
                                                                                                     -----------
           CONSTRUCTION MATERIALS (0.8%)
     500   USG Corp. (Series B) 9.25% due 09/15/01.................................................      462,500
                                                                                                     -----------
           MAJOR TELECOMMUNICATIONS (2.0%)
   1,150   Sprint Spectrum L.P. 11.00% due 08/15/06................................................    1,236,526
                                                                                                     -----------
           OTHER METALS/MINERALS (4.3%)
   2,500   Cyprus Amax Minerals Inc. 10.125% due 04/01/02..........................................    2,593,125
                                                                                                     -----------
PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           TEXTILES (1.1%)
 $   862   Dan River, Inc. 10.125% due 12/15/03....................................................  $   663,740
                                                                                                     -----------

           TOTAL NON-CONVERTIBLE BONDS
           (COST $12,261,708)......................................................................   11,095,266
                                                                                                     -----------

           TOTAL CORPORATE BONDS
           (COST $24,465,823)......................................................................   21,493,057
                                                                                                     -----------

           SHORT-TERM INVESTMENT (1.2%)
           REPURCHASE AGREEMENT
     723   The Bank of New York 3.75% due 01/02/01 (dated 12/29/00; proceeds $723,741) (a)
             (COST $723,439).......................................................................      723,439
                                                                                                     -----------

TOTAL INVESTMENTS
(COST $61,538,738) (b) ....................................................................   99.0%    59,765,461

OTHER ASSETS IN EXCESS OF LIABILITIES......................................................    1.0        581,719
                                                                                             -----   ------------

NET ASSETS.................................................................................  100.0%  $ 60,347,180
                                                                                             -----   ------------
                                                                                             -----   ------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
++ Consists of more than one class of securities traded together as a unit; stocks with attached warrants.
(a) Collateralized by $716,432 Federal Home Loan Mortgage Corp. 6.875% due 01/15/05 valued at $737,918.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $6,242,422 and the aggregate gross unrealized depreciation is $8,015,699, resulting in net unrealized depreciation of $1,773,277.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (99.4%)
            AEROSPACE & DEFENSE (1.3%)
   565,000  Goodrich (B.F.) Co. (The)...........................................................  $   20,551,875
                                                                                                  --------------
            ALUMINUM (2.7%)
   615,000  Alcan Aluminium, Ltd. (Canada)......................................................      21,025,312
   640,000  Alcoa, Inc..........................................................................      21,440,000
                                                                                                  --------------
                                                                                                      42,465,312
                                                                                                  --------------
            APPAREL/FOOTWEAR (1.4%)
   600,000  VF Corp.............................................................................      21,744,000
                                                                                                  --------------
            AUTO PARTS: O.E.M. (5.4%)
 1,400,000  Dana Corp...........................................................................      21,437,500
 1,750,000  Delphi Automotive Systems Corp......................................................      19,687,500
   390,000  Johnson Controls, Inc...............................................................      20,280,000
   595,000  TRW Inc.............................................................................      23,056,250
                                                                                                  --------------
                                                                                                      84,461,250
                                                                                                  --------------
            BEVERAGES: NON-ALCOHOLIC (2.7%)
   335,000  Coca-Cola Co........................................................................      20,414,062
   430,000  PepsiCo, Inc........................................................................      21,311,875
                                                                                                  --------------
                                                                                                      41,725,937
                                                                                                  --------------
            CHEMICALS: MAJOR DIVERSIFIED (2.8%)
   595,000  Dow Chemical Co.....................................................................      21,791,875
   470,000  Du Pont (E.I.) de Nemours & Co., Inc................................................      22,706,875
                                                                                                  --------------
                                                                                                      44,498,750
                                                                                                  --------------
            COMPUTER PROCESSING HARDWARE (2.5%)
   625,000  Hewlett-Packard Co..................................................................      19,726,562
   235,000  International Business Machines Corp................................................      19,975,000
                                                                                                  --------------
                                                                                                      39,701,562
                                                                                                  --------------
            DEPARTMENT STORES (1.4%)
   610,000  Sears, Roebuck & Co.................................................................      21,197,500
                                                                                                  --------------
            DISCOUNT STORES (1.4%)
   695,000  Target Corp.........................................................................      22,413,750
                                                                                                  --------------
            ELECTRIC UTILITIES (6.9%)
   335,000  Dominion Resources, Inc.............................................................      22,445,000
   320,000  Exelon Corp.........................................................................      22,467,200
   300,000  FPL Group, Inc......................................................................      21,525,000
   590,000  GPU, Inc............................................................................      21,719,375
   475,000  Reliant Energy, Inc.................................................................      20,573,437
                                                                                                  --------------
                                                                                                     108,730,012
                                                                                                  --------------
NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            ELECTRONICS/APPLIANCES (1.4%)
   475,000  Whirlpool Corp......................................................................  $   22,651,562
                                                                                                  --------------
            FINANCE/RENTAL/LEASING (5.5%)
   245,000  Fannie Mae..........................................................................      21,253,750
   415,000  Household International, Inc........................................................      22,825,000
   450,000  Providian Financial Corp............................................................      25,875,000
   975,000  Ryder System, Inc...................................................................      16,209,375
                                                                                                  --------------
                                                                                                      86,163,125
                                                                                                  --------------
            FINANCIAL CONGLOMERATES (1.3%)
   403,370  Citigroup, Inc......................................................................      20,597,081
                                                                                                  --------------
            FOOD DISTRIBUTORS (2.9%)
 1,550,000  Supervalu, Inc......................................................................      21,506,250
   770,000  SYSCO Corp..........................................................................      23,100,000
                                                                                                  --------------
                                                                                                      44,606,250
                                                                                                  --------------
            FOOD: MAJOR DIVERSIFIED (1.3%)
   215,000  Quaker Oats Company (The)...........................................................      20,935,625
                                                                                                  --------------
            FOREST PRODUCTS (1.4%)
   435,000  Weyerhaeuser Co.....................................................................      22,076,250
                                                                                                  --------------
            HOUSEHOLD/PERSONAL CARE (4.1%)
   445,000  Avon Products, Inc..................................................................      21,304,375
   310,000  Kimberly-Clark Corp.................................................................      21,913,900
   280,000  Procter & Gamble Co. (The)..........................................................      21,962,500
                                                                                                  --------------
                                                                                                      65,180,775
                                                                                                  --------------
            INDUSTRIAL CONGLOMERATES (6.7%)
   400,000  General Electric Co.................................................................      19,175,000
   400,000  Honeywell International, Inc........................................................      18,925,000
   188,000  Minnesota Mining & Manufacturing Co.................................................      22,654,000
   390,000  Tyco International Ltd. (Bermuda)...................................................      21,645,000
   290,000  United Technologies Corp............................................................      22,801,250
                                                                                                  --------------
                                                                                                     105,200,250
                                                                                                  --------------
            INDUSTRIAL SPECIALTIES (1.3%)
   455,000  PPG Industries, Inc.................................................................      21,072,187
                                                                                                  --------------
            INFORMATION TECHNOLOGY SERVICES (1.3%)
   365,000  Electronic Data Systems Corp........................................................      21,078,750
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            INTEGRATED OIL (3.8%)
   400,000  BP Amoco PLC (ADR) (United Kingdom).................................................  $   19,150,000
   230,000  Exxon Mobil Corp....................................................................      19,995,625
   330,000  Royal Dutch Petroleum Co. (ADR) (Netherlands).......................................      19,985,625
                                                                                                  --------------
                                                                                                      59,131,250
                                                                                                  --------------
            LIFE/HEALTH INSURANCE (4.1%)
   510,000  Aegon N.V. (ARS) (Netherlands)......................................................      21,133,125
   295,000  Jefferson-Pilot Corp................................................................      22,051,250
   435,000  Lincoln National Corp...............................................................      20,580,937
                                                                                                  --------------
                                                                                                      63,765,312
                                                                                                  --------------
            MAJOR BANKS (4.1%)
   480,000  Bank of America Corp................................................................      22,020,000
   760,000  KeyCorp.............................................................................      21,280,000
   130,000  Morgan (J.P.) & Co., Inc............................................................      21,515,000
                                                                                                  --------------
                                                                                                      64,815,000
                                                                                                  --------------
            MAJOR TELECOMMUNICATIONS (1.2%)
   385,000  Verizon Communications Inc..........................................................      19,298,125
                                                                                                  --------------
            MANAGED HEALTH CARE (0.8%)
   320,000  Aetna Inc.*.........................................................................      13,140,000
                                                                                                  --------------
            MOTOR VEHICLES (3.8%)
   495,000  DaimlerChrysler AG (Germany)........................................................      20,394,000
   825,000  Ford Motor Co.......................................................................      19,335,938
   385,000  General Motors Corp.................................................................      19,610,938
                                                                                                  --------------
                                                                                                      59,340,876
                                                                                                  --------------
            OFFICE EQUIPMENT/SUPPLIES (1.4%)
   650,000  Pitney Bowes, Inc...................................................................      21,531,250
                                                                                                  --------------
            OIL & GAS PIPELINES (2.8%)
   310,000  El Paso Energy Corp.................................................................      22,203,750
   265,000  Enron Corp..........................................................................      22,028,125
                                                                                                  --------------
                                                                                                      44,231,875
                                                                                                  --------------
            OIL & GAS PRODUCTION (1.3%)
   295,000  Kerr-McGee Corp.....................................................................      19,746,563
                                                                                                  --------------
NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            OIL REFINING/MARKETING (2.7%)
   685,000  Sunoco, Inc.........................................................................  $   23,075,938
   690,000  USX-Marathon Group..................................................................      19,147,500
                                                                                                  --------------
                                                                                                      42,223,438
                                                                                                  --------------
            OTHER METALS/MINERALS (1.4%)
   400,000  Phelps Dodge Corp...................................................................      22,325,000
                                                                                                  --------------
            PHARMACEUTICALS: MAJOR (5.5%)
   335,000  American Home Products Corp.........................................................      21,289,250
   305,000  Bristol-Myers Squibb Co.............................................................      22,550,938
   340,000  Pharmacia Corp......................................................................      20,740,000
   370,000  Schering-Plough Corp................................................................      20,997,500
                                                                                                  --------------
                                                                                                      85,577,688
                                                                                                  --------------
            PULP & PAPER (2.8%)
   540,000  International Paper Co..............................................................      22,038,750
   710,000  Mead Corp...........................................................................      22,276,250
                                                                                                  --------------
                                                                                                      44,315,000
                                                                                                  --------------
            RAILROADS (2.7%)
   780,000  Burlington Northern Santa Fe Corp...................................................      22,083,750
   805,000  CSX Corp............................................................................      20,879,688
                                                                                                  --------------
                                                                                                      42,963,438
                                                                                                  --------------
            RECREATIONAL PRODUCTS (1.3%)
   510,000  Eastman Kodak Co....................................................................      20,081,250
                                                                                                  --------------
            SEMICONDUCTORS (1.1%)
   585,000  Intel Corp..........................................................................      17,696,250
                                                                                                  --------------
            TRUCKS/CONSTRUCTION/FARM MACHINERY (2.9%)
   470,000  Caterpillar, Inc....................................................................      22,236,875
   490,000  Deere & Co..........................................................................      22,448,125
                                                                                                  --------------
                                                                                                      44,685,000
                                                                                                  --------------

            TOTAL COMMON STOCKS
            (COST $1,405,823,643)...............................................................   1,561,919,118
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENT (a) (0.8%)
            U.S. GOVERNMENT AGENCY
$   12,250  Federal National Mortgage Assoc. 5.75% due 01/02/01
              (COST 12,248,044).................................................................  $   12,248,044
                                                                                                  --------------

TOTAL INVESTMENTS
(COST $1,418,071,687) (b) ..............................................................  100.2%    1,574,167,162

LIABILITIES IN EXCESS OF OTHER ASSETS...................................................   (0.2)       (2,360,309)
                                                                                          -----   ---------------

NET ASSETS..............................................................................  100.0%  $ 1,571,806,853
                                                                                          -----   ---------------
                                                                                          -----   ---------------

---------------------

ADR  American Depository Receipt.
ARS  American Registered Shares.
 *   Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $278,802,550 and the aggregate gross unrealized depreciation is $122,707,075, resulting in net unrealized appreciation of $156,095,475.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (95.0%)
           AEROSPACE & DEFENSE (2.1%)
  60,000   Boeing Co. ............................................................................  $  3,960,000
                                                                                                    ------------
           AIRLINES (1.7%)
  40,000   AMR Corp.*.............................................................................     1,567,500
  50,000   Southwest Airlines Co..................................................................     1,676,500
                                                                                                    ------------
                                                                                                       3,244,000
                                                                                                    ------------
           ALTERNATIVE POWER GENERATION (0.7%)
  30,000   Calpine Corp.*.........................................................................     1,351,875
                                                                                                    ------------
           APPAREL/FOOTWEAR (1.1%)
  30,000   Jones Apparel Group, Inc.*.............................................................       965,625
  15,000   Timberland Co. (Class A)*..............................................................     1,003,125
                                                                                                    ------------
                                                                                                       1,968,750
                                                                                                    ------------
           APPAREL/FOOTWEAR RETAIL (0.2%)
  15,000   TJX Companies, Inc. (The)..............................................................       416,250
                                                                                                    ------------
           BEVERAGES: NON-ALCOHOLIC (1.1%)
  50,000   Pepsi Bottling Group, Inc. (The).......................................................     1,996,875
                                                                                                    ------------
           BIOTECHNOLOGY (2.6%)
  25,000   Genzyme Corp. (General Division)*......................................................     2,248,437
  30,000   Invitrogen Corp.*......................................................................     2,591,250
                                                                                                    ------------
                                                                                                       4,839,687
                                                                                                    ------------
           COMPUTER PERIPHERALS (2.2%)
 125,000   Advanced Digital Information Corp.*....................................................     2,875,000
  25,000   Mercury Computer Systems, Inc..........................................................     1,160,937
                                                                                                    ------------
                                                                                                       4,035,937
                                                                                                    ------------
           DRUGSTORE CHAINS (1.1%)
  50,000   Walgreen Co. ..........................................................................     2,090,625
                                                                                                    ------------
           FINANCE/RENTAL/LEASING (0.7%)
  50,000   AmeriCredit Corp.*.....................................................................     1,362,500
                                                                                                    ------------
           FINANCIAL CONGLOMERATES (3.3%)
  75,000   AXA Financial, Inc. ...................................................................     4,190,625
  40,000   Citigroup, Inc.........................................................................     2,042,500
                                                                                                    ------------
                                                                                                       6,233,125
                                                                                                    ------------
           FINANCIAL PUBLISHING/SERVICES (1.0%)
  40,000   Sungard Data Systems Inc.*.............................................................     1,885,000
                                                                                                    ------------
           FOOD RETAIL (3.9%)
 150,000   Kroger Co.*............................................................................     4,059,375
  50,000   Safeway Inc.*..........................................................................     3,125,000
                                                                                                    ------------
                                                                                                       7,184,375
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           GAS DISTRIBUTORS (1.4%)
  40,000   Equitable Resources, Inc...............................................................  $  2,670,000
                                                                                                    ------------
           HOME BUILDING (1.6%)
  90,000   Kaufman & Broad Home Corp..............................................................     3,031,875
                                                                                                    ------------
           HOSPITAL/NURSING MANAGEMENT (3.6%)
 100,000   HCA-The Healthcare Corp. ..............................................................     4,401,000
  50,000   Tenet Healthcare Corp.*................................................................     2,221,875
                                                                                                    ------------
                                                                                                       6,622,875
                                                                                                    ------------
           HOUSEHOLD/PERSONAL CARE (1.5%)
  60,000   Avon Products, Inc.....................................................................     2,872,500
                                                                                                    ------------
           INDUSTRIAL CONGLOMERATES (5.2%)
  40,000   General Electric Co....................................................................     1,917,500
  70,000   Tyco International Ltd. (Bermuda)......................................................     3,885,000
  50,000   United Technologies Corp...............................................................     3,931,250
                                                                                                    ------------
                                                                                                       9,733,750
                                                                                                    ------------
           INFORMATION TECHNOLOGY SERVICES (2.5%)
 125,000   Citrix Systems, Inc.*..................................................................     2,812,500
   5,000   Documentum, Inc.*......................................................................       248,437
  20,000   Henry (Jack) & Associates, Inc. .......................................................     1,242,500
  25,000   J.D. Edwards & Co.*....................................................................       445,312
                                                                                                    ------------
                                                                                                       4,748,749
                                                                                                    ------------
           INSURANCE BROKERS/SERVICES (0.2%)
   3,000   Marsh & McLennan Companies, Inc........................................................       351,000
                                                                                                    ------------
           INTEGRATED OIL (2.3%)
  50,000   Exxon Mobil Corp. .....................................................................     4,346,875
                                                                                                    ------------
           INVESTMENT BANKS/BROKERS (0.3%)
  12,500   Edwards (A.G.), Inc. ..................................................................       592,969
                                                                                                    ------------
           MAJOR BANKS (2.7%)
  30,000   PNC Financial Services Group, Inc......................................................     2,191,875
  50,000   Wells Fargo & Co.......................................................................     2,784,375
                                                                                                    ------------
                                                                                                       4,976,250
                                                                                                    ------------
           MANAGED HEALTH CARE (4.6%)
 150,000   Oxford Health Plans, Inc.*.............................................................     5,925,000
  20,000   Trigon Healthcare, Inc.*...............................................................     1,556,250
  10,000   Wellpoint Health Networks, Inc.*.......................................................     1,152,500
                                                                                                    ------------
                                                                                                       8,633,750
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MEDICAL DISTRIBUTORS (2.9%)
  60,000   AmeriSource Health Corp. (Class A)*....................................................  $  3,030,000
  70,000   Henry Schein, Inc.*....................................................................     2,423,750
                                                                                                    ------------
                                                                                                       5,453,750
                                                                                                    ------------
           MEDICAL SPECIALTIES (0.7%)
  30,000   Cooper Companies, Inc. ................................................................     1,196,250
                                                                                                    ------------
           MEDICAL/NURSING SERVICES (0.3%)
   8,000   Lincare Holdings, Inc.*................................................................       456,500
                                                                                                    ------------
           METAL FABRICATIONS (1.3%)
  50,000   Shaw Group Inc. (The)*.................................................................     2,500,000
                                                                                                    ------------
           MISCELLANEOUS COMMERCIAL SERVICES (2.7%)
  25,000   Concord EFS, Inc.*.....................................................................     1,098,438
  90,000   Sabre Holdings Corp. *.................................................................     3,881,250
                                                                                                    ------------
                                                                                                       4,979,688
                                                                                                    ------------
           MISCELLANEOUS MANUFACTURING (1.9%)
 120,000   Thermo Electron Corp. *................................................................     3,570,000
                                                                                                    ------------
           MULTI-LINE INSURANCE (2.1%)
  40,000   American International Group, Inc......................................................     3,942,500
                                                                                                    ------------
           OIL & GAS PIPELINES (3.7%)
  40,000   Coastal Corp. (The)....................................................................     3,532,500
  60,000   Dynegy, Inc. (Class A).................................................................     3,363,750
                                                                                                    ------------
                                                                                                       6,896,250
                                                                                                    ------------
           OIL & GAS PRODUCTION (1.5%)
  15,000   Anardarko Petroleum Corp. .............................................................     1,066,200
  15,000   Newfield Exploration Co. *.............................................................       711,563
  20,000   Noble Affiliates, Inc. ................................................................       920,000
                                                                                                    ------------
                                                                                                       2,697,763
                                                                                                    ------------
           OIL REFINING/MARKETING (1.0%)
  50,000   Valero Refining and Marketing Corp.....................................................     1,859,375
                                                                                                    ------------
           PACKAGED SOFTWARE (2.0%)
 135,000   Cadence Design Systems, Inc.*..........................................................     3,712,500
                                                                                                    ------------
           PHARMACEUTICALS: GENERIC DRUGS (1.0%)
  50,000   IVAX Corp.*............................................................................     1,915,000
                                                                                                    ------------
           PHARMACEUTICALS: MAJOR (5.2%)
  50,000   American Home Products Corp............................................................     3,177,500
  40,000   Merck & Co., Inc.......................................................................     3,745,000
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  60,000   Pfizer Inc.............................................................................  $  2,760,000
                                                                                                    ------------
                                                                                                       9,682,500
                                                                                                    ------------
           PHARMACEUTICALS: OTHER (1.3%)
  15,000   Forest Laboratories, Inc.*.............................................................     1,993,125
   7,000   Shire Pharmaceuticals Group PLC (ADR) (United Kingdom)*................................       322,438
                                                                                                    ------------
                                                                                                       2,315,563
                                                                                                    ------------
           PROPERTY - CASUALTY INSURERS (6.1%)
  85,000   ACE, Ltd. (Bermuda)....................................................................     3,607,188
  40,000   Chubb Corp. (The)......................................................................     3,460,000
  60,000   Everest Re Group, Ltd. (Bermuda).......................................................     4,297,500
                                                                                                    ------------
                                                                                                      11,364,688
                                                                                                    ------------
           REIT - INDUSTRIAL/OFFICE (0.4%)
  15,000   Boston Properties, Inc.................................................................       652,500
                                                                                                    ------------
           RESTAURANTS (1.2%)
  85,000   Wendy's International, Inc.............................................................     2,231,250
                                                                                                    ------------
           SAVINGS BANKS (2.5%)
  70,000   Golden West Financial Corp. ...........................................................     4,725,000
                                                                                                    ------------
           SERVICES TO THE HEALTH INDUSTRY (0.7%)
  50,000   IMS Health Inc.........................................................................     1,350,000
                                                                                                    ------------
           SPECIALTY INSURANCE (4.3%)
  50,000   Fidelity National Financial, Inc.......................................................     1,846,875
  40,000   MGIC Investment Corp...................................................................     2,697,500
  40,000   XL Capital Ltd. (Class A) (Bermuda)....................................................     3,495,000
                                                                                                    ------------
                                                                                                       8,039,375
                                                                                                    ------------
           TELECOMMUNICATION EQUIPMENT (2.3%)
  10,000   Comverse Technology, Inc.*.............................................................     1,086,250
  40,000   QUALCOMM Inc.*.........................................................................     3,287,500
                                                                                                    ------------
                                                                                                       4,373,750
                                                                                                    ------------
           TOBACCO (2.3%)
 100,000   Philip Morris Companies, Inc...........................................................     4,400,000
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (COST $148,062,288)....................................................................   177,463,794
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (a) (5.7%)
           U.S. GOVERNMENT AGENCY
 $10,600   Federal National Mortgage Assoc. 5.75% due 01/02/01
             (COST $10,598,307)...................................................................  $ 10,598,307
                                                                                                    ------------

TOTAL INVESTMENTS
(COST $158,660,595) (b) ..................................................................  100.7%    188,062,101

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (0.7)     (1,359,638)
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 186,702,463
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $31,471,593 and the aggregate gross unrealized depreciation is $2,070,087, resulting in net unrealized appreciation of $29,401,506.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

NUMBER OF
  SHARES                                                                               VALUE
------------------------------------------------------------------------------------------------
            COMMON STOCKS (95.8%)
            AUSTRALIA (3.2%)
            AIRLINES
 1,050,000  Qantas Airways Ltd....................................................  $  2,080,636
                                                                                    ------------
            CONTAINERS/PACKAGING
   700,000  Amcor Ltd.............................................................     2,050,533
                                                                                    ------------
            MAJOR BANKS
   250,000  Australia & New Zealand Banking Group Ltd.............................     2,007,807
   125,000  Commonwealth Bank of Australia........................................     2,157,485
                                                                                    ------------
                                                                                       4,165,292
                                                                                    ------------
            MAJOR TELECOMMUNICATIONS
   575,000  Telstra Corp., Ltd....................................................     2,062,666
                                                                                    ------------
            OIL & GAS PRODUCTION
   550,000  Santos Ltd............................................................     1,849,194
                                                                                    ------------
            TOTAL AUSTRALIA.......................................................    12,208,321
                                                                                    ------------

            BELGIUM (0.8%)
            FINANCIAL CONGLOMERATES
    95,000  Fortis (B Shares).....................................................     3,096,354
                                                                                    ------------

            CANADA (2.8%)
            ALUMINUM
    60,000  Alcan Aluminium Ltd...................................................     2,054,411
                                                                                    ------------
            FINANCIAL CONGLOMERATES
   155,000  EdperBrascan Corp. (Class A)..........................................     2,268,620
                                                                                    ------------
            MAJOR BANKS
    70,000  Toronto-Dominion Bank.................................................     2,028,072
                                                                                    ------------
            MAJOR TELECOMMUNICATIONS
    75,000  Telus Corp. (Non-Voting)..............................................     1,962,893
                                                                                    ------------
            OIL & GAS PIPELINES
    80,000  Enbridge Inc..........................................................     2,331,133
                                                                                    ------------
            TOTAL CANADA..........................................................    10,645,129
                                                                                    ------------

            FINLAND (1.4%)
            INFORMATION TECHNOLOGY SERVICES
   100,000  Tietoenator Oyj.......................................................     2,854,260
                                                                                    ------------
NUMBER OF
  SHARES                                                                               VALUE
------------------------------------------------------------------------------------------------
            TELECOMMUNICATION EQUIPMENT
    55,000  Nokia Oyj.............................................................  $  2,460,975
                                                                                    ------------

            TOTAL FINLAND.........................................................     5,315,235
                                                                                    ------------

            FRANCE (6.3%)
            AUTOMOTIVE AFTERMARKET
    85,000  Compagnie Generale des Etablissements Michelin (B Shares).............     3,086,698
                                                                                    ------------
            CONSTRUCTION MATERIALS
    34,500  Lafarge S.A...........................................................     2,902,161
                                                                                    ------------
            CONTAINERS/PACKAGING
    20,000  Compagnie de Saint-Gobain.............................................     3,151,932
                                                                                    ------------
            MAJOR BANKS
    32,000  BNP Paribas S.A.......................................................     2,818,464
    50,000  Societe Generale (Series A)...........................................     3,118,020
                                                                                    ------------
                                                                                       5,936,484
                                                                                    ------------
            MISCELLANEOUS MANUFACTURING
    55,000  Compagnie Generale d'Industrie et de Participations...................     2,616,405
                                                                                    ------------
            MULTI-LINE INSURANCE
    45,000  Assurances Generales de France........................................     3,136,860
                                                                                    ------------
            OIL REFINING/MARKETING
    20,000  Total Fina Elf S.A....................................................     2,984,256
                                                                                    ------------

            TOTAL FRANCE..........................................................    23,814,796
                                                                                    ------------

            GERMANY (5.3%)
            APPAREL/FOOTWEAR
    50,000  Adidas-Salomon AG.....................................................     3,108,600
                                                                                    ------------
            CHEMICALS: MAJOR DIVERSIFIED
    70,000  BASF AG...............................................................     3,194,793
    60,000  Bayer AG..............................................................     3,170,772
                                                                                    ------------
                                                                                       6,365,565
                                                                                    ------------
            INDUSTRIAL CONGLOMERATES
    50,000  E. ON AG..............................................................     3,052,080
   100,000  MAN AG................................................................     2,543,400
    20,000  Siemens AG............................................................     2,623,470
                                                                                    ------------
                                                                                       8,218,950
                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
  SHARES                                                                               VALUE
------------------------------------------------------------------------------------------------
            MOTOR VEHICLES
    55,000  DaimlerChrysler AG....................................................  $  2,341,812
                                                                                    ------------

            TOTAL GERMANY.........................................................    20,034,927
                                                                                    ------------

            HONG KONG (2.0%)
            ELECTRIC UTILITIES
   475,000  CLP Holdings Ltd......................................................     2,368,849
                                                                                    ------------
            REAL ESTATE DEVELOPMENT
   180,000  Cheung Kong (Holdings) Ltd............................................     2,301,864
   275,000  Sun Hung Kai Properties Ltd...........................................     2,741,116
                                                                                    ------------
                                                                                       5,042,980
                                                                                    ------------

            TOTAL HONG KONG.......................................................     7,411,829
                                                                                    ------------
            IRELAND (0.8%)
            MAJOR BANKS
   250,000  Allied Irish Banks PLC................................................     2,920,200
                                                                                    ------------
            ITALY (2.9%)
            COMMERCIAL PRINTING/FORMS
    26,040  Seat-Pagine Gialle SpA................................................        58,258
                                                                                    ------------
            MAJOR BANKS
   175,000  San Paolo -- IMI SpA..................................................     2,838,717
   500,000  Unicredito Italiano SpA...............................................     2,623,470
                                                                                    ------------
                                                                                       5,462,187
                                                                                    ------------
            MAJOR TELECOMMUNICATIONS
   465,000  Telecom Italia SpA....................................................     2,803,392
                                                                                    ------------
            WIRELESS COMMUNICATIONS
   550,000  Telecom Italia Mobile SpA.............................................     2,409,165
                                                                                    ------------
            TOTAL ITALY...........................................................    10,733,002
                                                                                    ------------

            JAPAN (10.1%)
            BEVERAGES: ALCOHOLIC
   270,000  Kirin Brewery Co., Ltd................................................     2,413,368
                                                                                    ------------
            DEPARTMENT STORES
   180,000  Marui Co., Ltd........................................................     2,712,975
                                                                                    ------------
            ELECTRICAL PRODUCTS
   200,000  Matsushita Electric Works, Ltd........................................     2,266,492
                                                                                    ------------
NUMBER OF
  SHARES                                                                               VALUE
------------------------------------------------------------------------------------------------
            ELECTRONIC COMPONENTS
    22,000  TDK Corp..............................................................  $  2,137,527
                                                                                    ------------
            ELECTRONIC EQUIPMENT/INSTRUMENTS
    17,000  Kyocera Corp..........................................................     1,852,250
    85,000  Matsushita Electric Industrial Co., Ltd...............................     2,027,523
   115,000  NEC Corp..............................................................     2,100,044
                                                                                    ------------
                                                                                       5,979,817
                                                                                    ------------
            ELECTRONICS/APPLIANCES
   190,000  Sharp Corp............................................................     2,287,636
    32,000  Sony Corp.............................................................     2,208,825
                                                                                    ------------
                                                                                       4,496,461
                                                                                    ------------
            FINANCE/RENTAL/LEASING
    30,000  Acom Co., Ltd.........................................................     2,209,699
                                                                                    ------------
            MOTOR VEHICLES
    70,000  Honda Motor Co........................................................     2,605,505
    60,000  Toyota Motor Corp.....................................................     1,913,499
                                                                                    ------------
                                                                                       4,519,004
                                                                                    ------------
            PHARMACEUTICALS: MAJOR
    40,500  Takeda Chemical Industries, Ltd.......................................     2,392,136
                                                                                    ------------
            PHARMACEUTICALS: OTHER
    90,000  Taisho Pharmaceutical Co., Ltd........................................     2,429,882
                                                                                    ------------
            RECREATIONAL PRODUCTS
    14,000  Nintendo Co., Ltd.....................................................     2,200,612
                                                                                    ------------
            TOBACCO
       320  Japan Tobacco, Inc....................................................     2,477,239
                                                                                    ------------
            WIRELESS COMMUNICATIONS
        90  NTT DoCoMo, Inc.......................................................     1,549,148
                                                                                    ------------

            TOTAL JAPAN...........................................................    37,784,360
                                                                                    ------------

            NETHERLANDS (3.8%)
            CHEMICALS: SPECIALTY
    90,000  DSM NV................................................................     3,163,142
                                                                                    ------------
            ELECTRONIC EQUIPMENT/INSTRUMENTS
    63,050  Koninklijke (Royal) Philips Electronics NV............................     2,317,519
                                                                                    ------------
            FINANCIAL CONGLOMERATES
    35,000  ING Groep NV..........................................................     2,805,087
                                                                                    ------------
            FINANCIAL PUBLISHING/SERVICES
   110,000  Wolters Kluwer NV.....................................................     3,009,125
                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
  SHARES                                                                               VALUE
------------------------------------------------------------------------------------------------
            FOOD: MAJOR DIVERSIFIED
    45,000  Unilever NV...........................................................  $  2,857,086
                                                                                    ------------
            TOTAL NETHERLANDS.....................................................    14,151,959
                                                                                    ------------

            PORTUGAL (0.7%)
            MAJOR TELECOMMUNICATIONS
   295,000  Portugal Telecom S.A. (Registered Shares).............................     2,706,649
                                                                                    ------------

            SINGAPORE (1.2%)
            AIRLINES
   240,000  Singapore Airlines Ltd................................................     2,380,623
                                                                                    ------------
            MAJOR BANKS
   200,000  DBS Group Holdings Ltd................................................     2,260,669
                                                                                    ------------

            TOTAL SINGAPORE.......................................................     4,641,292
                                                                                    ------------

            SPAIN (2.2%)
            ELECTRIC UTILITIES
   225,000  Iberdrola S.A.........................................................     2,829,533
                                                                                    ------------
            MAJOR BANKS
   275,000  Banco Santander Central Hispano, S.A..................................     2,953,170
                                                                                    ------------
            OIL REFINING/MARKETING
   150,000  Repsol-YPF, S.A.......................................................     2,404,926
                                                                                    ------------
            TOTAL SPAIN...........................................................     8,187,629
                                                                                    ------------

            SWEDEN (2.7%)
            ELECTRONICS/APPLIANCES
   175,000  Electrolux AB (Series B)..............................................     2,275,743
                                                                                    ------------
            ENGINEERING & CONSTRUCTION
    62,000  Skanska AB (B Shares).................................................     2,566,879
                                                                                    ------------
            INDUSTRIAL MACHINERY
   115,000  Sandvik AB (B Shares).................................................     2,771,231
                                                                                    ------------
            REGIONAL BANKS
   350,000  Nordea AB.............................................................     2,656,582
                                                                                    ------------
            TOTAL SWEDEN..........................................................    10,270,435
                                                                                    ------------
            SWITZERLAND (6.5%)
            CHEMICALS: AGRICULTURAL
     2,500  Syngenta AG*..........................................................       134,876
                                                                                    ------------
NUMBER OF
  SHARES                                                                               VALUE
------------------------------------------------------------------------------------------------
            FOOD: MAJOR DIVERSIFIED
     1,800  Nestle S.A. (Registered Shares).......................................  $  4,219,273
                                                                                    ------------
            MAJOR BANKS
    25,000  UBS AG (Registered Shares)............................................     4,100,521
                                                                                    ------------
            MAJOR TELECOMMUNICATIONS
    15,000  Swisscom AG (Registered Shares).......................................     3,920,687
                                                                                    ------------
            OTHER CONSUMER SPECIALTIES
     1,300  Compagnie Financiere Richemont AG (Series A)..........................     3,494,667
                                                                                    ------------
            PHARMACEUTICALS: MAJOR
     2,300  Novartis AG (Registered Shares).......................................     4,086,258
                                                                                    ------------
            PROPERTY -- CASUALTY INSURERS
     1,780  Swiss Re..............................................................     4,288,292
                                                                                    ------------

            TOTAL SWITZERLAND.....................................................    24,244,574
                                                                                    ------------

            UNITED KINGDOM (12.0%)
            AEROSPACE & DEFENSE
   450,000  BAE Systems PLC.......................................................     2,570,077
                                                                                    ------------
            AIRLINES
   495,000  British Airways PLC...................................................     2,889,991
                                                                                    ------------
            APPAREL/FOOTWEAR RETAIL
   250,000  Next PLC..............................................................     3,008,889
                                                                                    ------------
            BEVERAGES: ALCOHOLIC
   290,000  Bass PLC..............................................................     3,160,791
   275,000  Diageo PLC............................................................     3,083,644
                                                                                    ------------
                                                                                       6,244,435
                                                                                    ------------
            CONSTRUCTION MATERIALS
   430,000  Hanson PLC............................................................     2,950,879
                                                                                    ------------
            ELECTRIC UTILITIES
   325,000  PowerGen PLC..........................................................     3,070,935
   285,000  United Utilities PLC..................................................     2,833,588
                                                                                    ------------
                                                                                       5,904,523
                                                                                    ------------
            ELECTRONIC COMPONENTS
   850,000  Cookson Group PLC.....................................................     2,236,669
                                                                                    ------------
            FINANCIAL CONGLOMERATES
   150,000  HSBC Holdings PLC.....................................................     2,221,097
                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
  SHARES                                                                               VALUE
------------------------------------------------------------------------------------------------
            MAJOR BANKS
   130,000  Royal Bank of Scotland Group PLC......................................  $  3,074,823
                                                                                    ------------
            MAJOR TELECOMMUNICATIONS
   250,000  British Telecommunications PLC........................................     2,137,993
                                                                                    ------------
            MOVIES/ENTERTAINMENT
 1,150,000  Rank Group PLC........................................................     3,008,889
                                                                                    ------------
            STEEL
 2,850,000  Corus Group PLC.......................................................     3,004,030
                                                                                    ------------
            TOBACCO
   365,000  British American Tobacco PLC..........................................     2,781,764
                                                                                    ------------
            WATER UTILITIES
   257,000  Severn Trent PLC......................................................     2,858,751
                                                                                    ------------

            TOTAL UNITED KINGDOM..................................................    44,892,810
                                                                                    ------------

            UNITED STATES (31.1%)
            ALUMINUM
   110,000  Alcoa, Inc............................................................     3,685,000
                                                                                    ------------
            CHEMICALS: MAJOR DIVERSIFIED
   110,000  Dow Chemical Co.......................................................     4,028,750
                                                                                    ------------
            COAL
    90,000  Massey Energy Co......................................................     1,147,500
                                                                                    ------------
            COMPUTER PROCESSING HARDWARE
   200,000  Compaq Computer Corp..................................................     3,010,000
    95,000  Hewlett-Packard Co....................................................     2,998,437
    35,000  International Business Machines Corp..................................     2,975,000
                                                                                    ------------
                                                                                       8,983,437
                                                                                    ------------
            DEPARTMENT STORES
   105,000  Sears, Roebuck & Co...................................................     3,648,750
                                                                                    ------------
            DISCOUNT STORES
   115,000  Target Corp...........................................................     3,708,750
    10,474  Visteon Corp..........................................................       120,451
                                                                                    ------------
                                                                                       3,829,201
                                                                                    ------------
            ELECTRIC UTILITIES
    55,000  FPL Group, Inc........................................................     3,946,250
   105,000  GPU, Inc..............................................................     3,865,312
                                                                                    ------------
                                                                                       7,811,562
                                                                                    ------------
            ELECTRONIC EQUIPMENT/INSTRUMENTS
    12,586  Agilent Technologies, Inc.*...........................................       689,083
                                                                                    ------------
NUMBER OF
  SHARES                                                                               VALUE
------------------------------------------------------------------------------------------------
            ENGINEERING & CONSTRUCTION
    90,000  Fluor Corp.*..........................................................  $  2,975,625
                                                                                    ------------
            FINANCIAL CONGLOMERATES
    66,006  Citigroup, Inc........................................................     3,370,431
                                                                                    ------------
            FOOD RETAIL
   125,000  Albertson's, Inc......................................................     3,312,500
                                                                                    ------------
            INDUSTRIAL CONGLOMERATES
    70,000  Honeywell International, Inc..........................................     3,311,875
    30,000  Minnesota Mining & Manufacturing Co...................................     3,615,000
                                                                                    ------------
                                                                                       6,926,875
                                                                                    ------------
            INFORMATION TECHNOLOGY SERVICES
    60,000  Electronic Data Systems Corp..........................................     3,465,000
                                                                                    ------------
            INTEGRATED OIL
    45,000  Chevron Corp..........................................................     3,799,688
                                                                                    ------------
            MAJOR BANKS
    85,000  Bank of America Corp..................................................     3,899,375
   135,000  KeyCorp...............................................................     3,780,000
                                                                                    ------------
                                                                                       7,679,375
                                                                                    ------------
            MAJOR TELECOMMUNICATIONS
    65,000  SBC Communications, Inc...............................................     3,103,750
   140,000  Sprint Corp. (FON Group)..............................................     2,843,750
    62,000  Verizon Communications Inc............................................     3,107,750
                                                                                    ------------
                                                                                       9,055,250
                                                                                    ------------
            MOTOR VEHICLES
   139,854  Ford Motor Co.........................................................     3,277,828
                                                                                    ------------
            OIL REFINING/MARKETING
   110,000  Ashland, Inc..........................................................     3,947,900
   130,000  USX-Marathon Group....................................................     3,607,500
                                                                                    ------------
                                                                                       7,555,400
                                                                                    ------------
            OTHER METALS/MINERALS
    67,000  Phelps Dodge Corp.....................................................     3,739,438
                                                                                    ------------
            PACKAGED SOFTWARE
   170,000  Computer Associates International, Inc................................     3,315,000
                                                                                    ------------
            PHARMACEUTICALS: MAJOR
    50,000  Bristol-Myers Squibb Co...............................................     3,696,875
                                                                                    ------------
            PULP & PAPER
    90,000  International Paper Co................................................     3,673,125
                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
  SHARES                                                                               VALUE
------------------------------------------------------------------------------------------------
            RECREATIONAL PRODUCTS
    80,000  Eastman Kodak Co......................................................  $  3,150,000
                                                                                    ------------
            SAVINGS BANKS
    75,000  Washington Mutual, Inc................................................     3,979,688
                                                                                    ------------
            SEMICONDUCTORS
    90,000  Intel Corp............................................................     2,722,500
                                                                                    ------------
            TOBACCO
    85,000  Philip Morris Companies, Inc..........................................     3,740,000
                                                                                    ------------
            TRUCKS/CONSTRUCTION/FARM MACHINERY
    83,000  Deere & Co............................................................     3,802,437
                                                                                    ------------

            TOTAL UNITED STATES...................................................   117,060,318
                                                                                    ------------

            TOTAL COMMON STOCKS
            (COST $334,241,946)...................................................   360,119,819
                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                              VALUE
------------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENT (a) (3.6%)
            U.S. GOVERNMENT AGENCY
$   13,500  Federal National Mortgage Assoc. 5.75% due 01/02/01
              (COST $13,497,844)..................................................  $ 13,497,844
                                                                                    ------------

TOTAL INVESTMENTS
(COST $347,739,790) (b) ..................................................................   99.4%    373,617,663

OTHER ASSETS IN EXCESS OF LIABILITIES ....................................................    0.6       2,362,989
                                                                                            -----   -------------
NET ASSETS................................................................................  100.0%  $ 375,980,652
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

 *   Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $56,079,400 and the aggregate gross unrealized depreciation is $30,201,527, resulting in net unrealized appreciation of $25,877,873.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2000:

CONTRACTS TO  IN EXCHANGE    DELIVERY    UNREALIZED
  DELIVER         FOR          DATE     DEPRECIATION
-----------------------------------------------------
GBP  271,593    $401,333    01/02/2001    $ (4,726)
GBP  632,928    $937,215    01/03/2001      (9,076)
                                          --------
      Net unrealized depreciation.....    $(13,802)
                                          ========

CURRENCY ABBREVIATION:
------------------------

GBP  British Pound.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENTS SERIES - GLOBAL DIVIDEND GROWTH SUMMARY OF INVESTMENTS DECEMBER 31, 2000

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Aerospace & Defense...............................................................  $  2,570,077      0.7%
Airlines..........................................................................     7,351,250      2.0
Aluminum..........................................................................     5,739,411      1.5
Apparel/Footwear..................................................................     3,108,600      0.8
Apparel/Footwear Retail...........................................................     3,008,889      0.8
Automotive Aftermarket............................................................     3,086,698      0.8
Beverages: Alcoholic..............................................................     8,657,803      2.3
Chemicals: Agricultural...........................................................       134,875      0.0
Chemicals: Major Diversified......................................................    10,394,315      2.8
Chemicals: Specialty..............................................................     3,163,142      0.8
Coal..............................................................................     1,147,500      0.3
Commercial Printing/Forms.........................................................        58,258      0.0
Computer Processing Hardware......................................................     8,983,437      2.4
Construction Materials............................................................     5,853,040      1.6
Containers/Packaging..............................................................     5,202,465      1.4
Department Stores.................................................................     6,361,725      1.7
Discount Stores...................................................................     3,829,201      1.0
Electric Utilities................................................................    18,914,468      5.0
Electrical Products...............................................................     2,266,492      0.6
Electronic Components.............................................................     4,374,197      1.2
Electronic Equipment/Instruments..................................................     8,986,419      2.4
Electronics/Appliances............................................................     6,772,204      1.8
Engineering & Construction........................................................     5,542,504      1.5
Finance/Rental/Leasing............................................................     2,209,699      0.6
Financial Conglomerates...........................................................    13,761,590      3.7
Financial Publishing/Services.....................................................     3,009,125      0.8
Food Retail.......................................................................     3,312,500      0.9
Food: Major Diversified...........................................................     7,076,359      1.9
Industrial Conglomerates..........................................................    15,145,825      4.0
Industrial Machinery..............................................................     2,771,231      0.7
Information Technology Services...................................................     6,319,260      1.7
Integrated Oil....................................................................     3,799,687      1.0
Major Banks.......................................................................    40,580,794     10.8
Major Telecommunications..........................................................    24,649,529      6.6
                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Motor Vehicles....................................................................  $ 10,138,644      2.7%
Movies/Entertainment..............................................................     3,008,889      0.8
Multi-Line Insurance..............................................................     3,136,860      0.8
Miscellaneous Manufacturing.......................................................     2,616,405      0.7
Oil & Gas Pipelines...............................................................     2,331,133      0.6
Oil & Gas Production..............................................................     1,849,193      0.5
Oil Refining/Marketing............................................................    12,944,582      3.4
Other Consumer Specialties........................................................     3,494,667      0.9
Other Metals/Minerals.............................................................     3,739,437      1.0
Packaged Software.................................................................     3,315,000      0.9
Pharmaceuticals: Major............................................................    10,175,270      2.7
Pharmaceuticals: Other............................................................     2,429,882      0.6
Property - Casualty Insurers......................................................     4,288,292      1.1
Pulp & Paper......................................................................     3,673,125      1.0
Real Estate Development...........................................................     5,042,980      1.3
Recreational Products.............................................................     5,350,612      1.4
Regional Banks....................................................................     2,656,582      0.7
Savings Banks.....................................................................     3,979,688      1.1
Semiconductors....................................................................     2,722,500      0.7
Steel.............................................................................     3,004,030      0.8
Telecommunication Equipment.......................................................     2,460,975      0.7
Tobacco...........................................................................     8,999,003      2.4
Trucks/Construction/Farm Machinery................................................     3,802,437      1.0
U.S. Government Agency............................................................    13,497,844      3.6
Water Utilities...................................................................     2,858,751      0.8
Wireless Communications...........................................................     3,958,313      1.1
                                                                                    ------------    -----
                                                                                    $373,617,663     99.4%
                                                                                    ------------    -----
                                                                                    ------------    -----

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                     VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks.....................................................................  $360,119,819     95.8%
Short-Term Investment.............................................................    13,497,844      3.6
                                                                                    ------------    -----
                                                                                    $373,617,663     99.4%
                                                                                    ------------    -----
                                                                                    ------------    -----

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

NUMBER OF
  SHARES                                                                               VALUE
------------------------------------------------------------------------------------------------
            COMMON AND PREFERRED STOCKS (96.5%)
            DENMARK (0.4%)
            SPECIALTY TELECOMMUNICATIONS
    49,770  Tele Danmark AS.......................................................  $  2,036,508
                                                                                    ------------

            FINLAND (4.7%)
            TELECOMMUNICATION EQUIPMENT
   545,780  Nokia Oyj.............................................................    24,420,926
                                                                                    ------------

            FRANCE (12.2%)
            ELECTRONICS/APPLIANCES
    35,882  Thomson Multimedia*...................................................     1,684,634
                                                                                    ------------
            HOME IMPROVEMENT CHAINS
    28,610  Castorama Dubois Investissement.......................................     7,438,371
                                                                                    ------------
            MAJOR BANKS
    98,420  BNP Paribas S.A.......................................................     8,668,538
                                                                                    ------------
            MULTI-LINE INSURANCE
    81,096  AXA...................................................................    11,764,435
                                                                                    ------------
            OIL REFINING/MARKETING
    58,512  Total Fina Elf........................................................     8,730,740
                                                                                    ------------
            PHARMACEUTICALS: MAJOR
   167,186  Aventis S.A...........................................................    14,725,241
                                                                                    ------------
            SEMICONDUCTORS
   160,340  STMicroelectronics NV.................................................     7,023,373
                                                                                    ------------
            TELECOMMUNICATION EQUIPMENT
    55,185  Alcatel...............................................................     3,145,048
                                                                                    ------------
            TOTAL FRANCE..........................................................    63,180,380
                                                                                    ------------
            GERMANY (5.2%)
            AIR FREIGHT/COURIERS
   225,113  Deutsche Post AG*.....................................................     4,858,213
                                                                                    ------------
            APPAREL/FOOTWEAR
     8,674  Hugo Boss AG (Pref.)..................................................     2,328,709
                                                                                    ------------
            CHEMICALS: MAJOR DIVERSIFIED
    59,943  Bayer AG..............................................................     3,167,760
                                                                                    ------------
            MAJOR BANKS
    70,985  Deutsche Bank AG (Registered Shares)..................................     5,937,867
   182,523  Dresdner Bank AG......................................................     7,960,668
                                                                                    ------------
                                                                                      13,898,535
                                                                                    ------------
NUMBER OF
  SHARES                                                                               VALUE
------------------------------------------------------------------------------------------------
            PACKAGED SOFTWARE
    23,666  SAP AG................................................................  $  2,759,919
                                                                                    ------------

            TOTAL GERMANY.........................................................    27,013,136
                                                                                    ------------

            ITALY (5.8%)
            CONSUMER SUNDRIES
   132,400  Luxottica Group SpA (ADR).............................................     1,820,500
                                                                                    ------------
            INTEGRATED OIL
 1,915,480  ENI SpA*..............................................................    12,269,798
                                                                                    ------------
            MAJOR BANKS
 1,219,400  Banca Intesa SpA......................................................     5,881,215
   917,420  Unicredito Italiano SpA...............................................     4,813,648
                                                                                    ------------
                                                                                      10,694,863
                                                                                    ------------
            MAJOR TELECOMMUNICATIONS
   456,760  Telecom Italia SpA....................................................     5,068,556
                                                                                    ------------

            TOTAL ITALY...........................................................    29,853,717
                                                                                    ------------

            NETHERLANDS (11.8%)
            APPAREL/FOOTWEAR
    56,260  Gucci Group NV........................................................     4,902,215
                                                                                    ------------
            ELECTRONIC EQUIPMENT/INSTRUMENTS
   503,905  Koninklijke (Royal) Philips Electronics NV............................    18,521,956
                                                                                    ------------
            ELECTRONIC PRODUCTION EQUIPMENT
   305,540  ASM Lithography Holding NV*...........................................     6,962,334
                                                                                    ------------
            FINANCIAL CONGLOMERATES
   224,370  Fortis (NL) NV........................................................     7,312,936
                                                                                    ------------
            FOOD RETAIL
   261,413  Koninklijke Ahold NV..................................................     8,461,186
                                                                                    ------------
            INFORMATION TECHNOLOGY SERVICES
   464,810  Getronics NV..........................................................     2,740,947
                                                                                    ------------
            INTEGRATED OIL
   198,930  Royal Dutch Petroleum Co..............................................    12,229,206
                                                                                    ------------

            TOTAL NETHERLANDS.....................................................    61,130,780
                                                                                    ------------

            PORTUGAL (0.5%)
            MAJOR TELECOMMUNICATIONS
   288,200  Portugal Telecom, S.A. (Registered Shares)............................     2,644,258
                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
  SHARES                                                                               VALUE
------------------------------------------------------------------------------------------------
            SPAIN (3.7%)
            MAJOR BANKS
   409,665  Banco Bilbao Vizcaya Argentaria, S.A..................................  $  6,116,585
                                                                                    ------------
            MAJOR TELECOMMUNICATIONS
   454,463  Telefonica S.A. *.....................................................     7,534,633
                                                                                    ------------
            OTHER CONSUMER SERVICES
   748,600  Amadeus Global Travel Distribution S.A. (A Shares)....................     5,570,932
                                                                                    ------------
            TOTAL SPAIN...........................................................    19,222,150
                                                                                    ------------
            SWEDEN (3.3%)
            INDUSTRIAL MACHINERY
   363,591  Assa Abloy AB (Series B)..............................................     7,121,289
                                                                                    ------------
            REGIONAL BANKS
 1,353,770  Nordea AB.............................................................    10,275,430
                                                                                    ------------
            TOTAL SWEDEN..........................................................    17,396,719
                                                                                    ------------
            SWITZERLAND (10.6%)
            CHEMICALS: AGRICULTURAL
    46,529  Syngenta AG*..........................................................     2,510,222
                                                                                    ------------
            FOOD: MAJOR DIVERSIFIED
     5,547  Nestle S.A. (Registered Shares).......................................    13,002,394
                                                                                    ------------
            MAJOR BANKS
    69,920  UBS AG (Registered Shares)............................................    11,468,337
                                                                                    ------------
            OTHER CONSUMER SPECIALTIES
     1,879  Compagnie Financiere Richemont AG (Series A)..........................     5,051,138
                                                                                    ------------
            PERSONNEL SERVICES
     6,460  Adecco S.A. (Registered Shares).......................................     4,086,072
                                                                                    ------------
            PHARMACEUTICALS: MAJOR
     8,841  Novartis AG (Registered Shares).......................................    15,707,221
       329  Roche Holdings AG.....................................................     3,368,343
                                                                                    ------------
                                                                                      19,075,564
                                                                                    ------------
            TOTAL SWITZERLAND.....................................................    55,193,727
                                                                                    ------------
NUMBER OF
  SHARES                                                                               VALUE
------------------------------------------------------------------------------------------------

            UNITED KINGDOM (38.3%)
            ADVERTISING/MARKETING SERVICES
   466,890  WPP Group PLC.........................................................  $  6,086,972
                                                                                    ------------
            BEVERAGES: ALCOHOLIC
   852,570  Allied Domecq PLC.....................................................     5,634,074
   678,670  Diageo PLC............................................................     7,610,096
                                                                                    ------------
                                                                                      13,244,170
                                                                                    ------------
            CATALOG/SPECIALTY DISTRIBUTION
   849,700  Great Universal Stores PLC............................................     6,675,881
                                                                                    ------------
            FOOD RETAIL
 1,164,844  Tesco PLC.............................................................     4,750,100
                                                                                    ------------
            FOOD: SPECIALTY/CANDY
 1,062,800  Cadbury Schweppes PLC.................................................     7,357,034
                                                                                    ------------
            GAS DISTRIBUTORS
   585,376  Lattice Group PLC*....................................................     1,321,546
                                                                                    ------------
            INDUSTRIAL CONGLOMERATES
   661,292  Smiths Group PLC......................................................     7,988,677
                                                                                    ------------
            INTEGRATED OIL
   958,560  BP Amoco PLC..........................................................     7,738,973
                                                                                    ------------
            LIFE/HEALTH INSURANCE
   864,520  Prudential Corp.......................................................    13,920,697
                                                                                    ------------
            MAJOR BANKS
   339,260  Barclays PLC..........................................................    10,509,756
                                                                                    ------------
            MAJOR TELECOMMUNICATIONS
 1,662,350  British Telecommunications PLC........................................    14,216,371
                                                                                    ------------
            MISCELLANEOUS COMMERCIAL SERVICES
 2,187,800  Rentokil Initial PLC..................................................     7,555,963
                                                                                    ------------
            OIL & GAS PIPELINES
   569,476  BG Group PLC..........................................................     2,230,730
                                                                                    ------------
            PHARMACEUTICALS: MAJOR
   207,034  AstraZeneca Group PLC.................................................    10,329,722
   756,262  GlaxoSmithKline PLC*..................................................    21,369,987
                                                                                    ------------
                                                                                      31,699,709
                                                                                    ------------
            PUBLISHING: BOOKS/MAGAZINES
   254,650  EMAP PLC..............................................................     3,247,603
   901,901  Reed International PLC................................................     9,439,025
                                                                                    ------------
                                                                                      12,686,628
                                                                                    ------------
            REGIONAL BANKS
 1,640,410  Egg PLC*..............................................................     2,992,144
                                                                                    ------------
            RESTAURANTS
 1,039,971  Granada Compass PLC*..................................................    11,327,160
                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
  SHARES                                                                               VALUE
------------------------------------------------------------------------------------------------
            TOBACCO
   253,500  Imperial Tobacco Group PLC............................................  $  2,639,790
                                                                                    ------------
            WIRELESS COMMUNICATIONS
 9,164,953  Vodafone AirTouch PLC.................................................    33,639,690
                                                                                    ------------

            TOTAL UNITED KINGDOM..................................................   198,581,991
                                                                                    ------------

            TOTAL COMMON AND PREFERRED STOCKS
            (COST $434,522,847)...................................................   500,674,292
                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
----------
            SHORT-TERM INVESTMENT (a) (3.0%)
            U.S. GOVERNMENT AGENCY
$   15,500  Federal National Mortgage Assoc.
              5.75% due 01/02/01
              (COST $15,497,524)..................................................    15,497,524
                                                                                    ------------

TOTAL INVESTMENTS
(COST $450,020,371) (b)...................................................................   99.5%    516,171,816

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    0.5       2,773,315
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 518,945,131
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $87,343,682 and the aggregate gross unrealized depreciation is $21,192,237, resulting in net unrealized appreciation of $66,151,445.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2000:

                                           UNREALIZED
 CONTRACTS TO    IN EXCHANGE    DELIVERY  APPRECIATION/
   DELIVER           FOR          DATE    DEPRECIATION
-------------------------------------------------------
EUR   2,925,765 SEK  25,000,000 01/05/01    $(101,730)
EUR   4,112,808 SEK  35,000,000 01/05/01     (158,195)
EUR   3,994,195 CHF   6,000,000 01/05/01      (40,713)
SEK 124,000,000 EUR  14,269,702 01/05/01      276,453
GBP  17,000,000 EUR  27,801,718 01/05/01      778,427
CHF   8,500,000 EUR   5,649,492 01/05/01       49,242
EUR   2,913,617 SEK  25,000,000 01/05/01      (90,283)
EUR   4,413,762 SEK  39,000,000 01/05/01      (16,944)
EUR  27,243,590 GBP  17,000,000 01/05/01     (252,488)
EUR   1,641,928 CHF   2,500,000 01/05/01        4,069
SEK  80,000,000 EUR   9,058,894 02/02/01       33,832
CHF   4,000,000 EUR   2,629,935 02/02/01       (6,842)
GBP  12,300,000 EUR  19,694,968 02/02/01      182,715
                                            ---------
      Net unrealized appreciation.......    $ 657,543
                                            =========

CURRENCY ABBREVIATIONS:
------------------------

GBP  British Pound.
EUR  Euro.
SEK  Swedish Krona.
CHF  Swiss Franc.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH SUMMARY OF INVESTMENTS DECEMBER 31, 2000

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Advertising/Marketing Services....................................................  $  6,086,972      1.2%
Air Freight/Couriers..............................................................     4,858,213      0.9
Apparel/Footwear..................................................................     7,230,924      1.4
Beverages: Alcoholic..............................................................    13,244,171      2.6
Catalog/Specialty Distribution....................................................     6,675,881      1.3
Chemicals: Agricultural...........................................................     2,510,222      0.5
Chemicals: Major Diversified......................................................     3,167,760      0.6
Consumer Sundries.................................................................     1,820,500      0.4
Electronic Equipment/Instruments..................................................    18,521,956      3.6
Electronic Production Equipment...................................................     6,962,334      1.3
Electronics/Appliances............................................................     1,684,634      0.3
Financial Conglomerates...........................................................     7,312,936      1.4
Food Retail.......................................................................    13,211,286      2.5
Food: Major Diversified...........................................................    13,002,394      2.5
Food: Specialty/Candy.............................................................     7,357,034      1.4
Gas Distributors..................................................................     1,321,545      0.3
Home Improvement Chains...........................................................     7,438,371      1.4
Industrial Conglomerates..........................................................     7,988,677      1.5
Industrial Machinery..............................................................     7,121,289      1.4
Information Technology Services...................................................     2,740,947      0.5
Integrated Oil....................................................................    32,237,977      6.2
Life/Health Insurance.............................................................    13,920,697      2.7
Major Banks.......................................................................    61,356,614     11.8
Major Telecommunications..........................................................    29,463,818      5.7
Miscellaneous Commercial Services.................................................     7,555,963      1.5
                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Multi-Line Insurance..............................................................  $ 11,764,435      2.3%
Oil & Gas Pipelines...............................................................     2,230,730      0.4
Oil Refining/Marketing............................................................     8,730,739      1.7
Other Consumer Services...........................................................     5,570,932      1.1
Other Consumer Specialties........................................................     5,051,138      1.0
Packaged Software.................................................................     2,759,919      0.5
Personnel Services................................................................     4,086,072      0.8
Pharmaceuticals: Major............................................................    65,500,515     12.6
Publishing: Books/Magazines.......................................................    12,686,628      2.4
Regional Banks....................................................................    13,267,574      2.6
Restaurants.......................................................................    11,327,160      2.2
Semiconductors....................................................................     7,023,373      1.3
Specialty Telecommunications......................................................     2,036,508      0.4
Telecommunication Equipment.......................................................    27,565,974      5.3
Tobacco...........................................................................     2,639,790      0.5
U.S. Government Agency............................................................    15,497,524      3.0
Wireless Communications...........................................................    33,639,690      6.5
                                                                                    ------------    -----
                                                                                    $516,171,816     99.5%
                                                                                    ------------    -----
                                                                                    ------------    -----

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                     VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks.....................................................................  $498,345,583     96.0%
Preferred Stock...................................................................     2,328,709      0.5
Short-Term Investment.............................................................    15,497,524      3.0
                                                                                    ------------    -----
                                                                                    $516,171,816     99.5%
                                                                                    ------------    -----
                                                                                    ------------    -----

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON AND PREFERRED STOCKS AND WARRANTS (97.8%)
           AUSTRALIA (5.9%)
           AIRLINES
  70,400   Qantas Airways Ltd......................................................................  $   139,502
                                                                                                     -----------
           BEVERAGES: ALCOHOLIC
  67,900   Foster's Brewing Group Ltd..............................................................      178,992
                                                                                                     -----------
           ELECTRONIC EQUIPMENT/INSTRUMENTS
  52,731   ERG Ltd.................................................................................       80,664
                                                                                                     -----------
           INFORMATION TECHNOLOGY SERVICES
  19,850   Solution 6 Holdings Ltd.................................................................       12,206
                                                                                                     -----------
           MAJOR BANKS
  10,250   Commonwealth Bank of Australia..........................................................      176,914
  25,550   National Australia Bank Ltd.............................................................      411,109
  41,700   Westpac Banking Corp., Ltd..............................................................      307,281
                                                                                                     -----------
                                                                                                         895,304
                                                                                                     -----------
           MAJOR TELECOMMUNICATIONS
 121,550   Telstra Corp. Ltd.......................................................................      436,030
                                                                                                     -----------
           MEDIA CONGLOMERATES
  66,650   News Corp., Ltd. (The)..................................................................      521,136
                                                                                                     -----------
           MEDICAL/NURSING SERVICES
  16,150   Sonic Healthcare Ltd....................................................................       79,013
                                                                                                     -----------
           MISCELLANEOUS COMMERCIAL SERVICES
   7,600   Brambles Industries Ltd.................................................................      178,273
                                                                                                     -----------
           OTHER METALS/MINERALS
  43,412   Broken Hill Proprietary Co., Ltd........................................................      459,600
  27,200   Rio Tinto Ltd...........................................................................      447,183
                                                                                                     -----------
                                                                                                         906,783
                                                                                                     -----------
           PHARMACEUTICALS: OTHER
   8,850   CSL Limited.............................................................................      193,063
                                                                                                     -----------
           PRECIOUS METALS
 137,900   Normandy Mining Ltd.....................................................................       74,707
                                                                                                     -----------
           REAL ESTATE DEVELOPMENT
  14,100   Lend Lease Corp., Ltd...................................................................      131,825
                                                                                                     -----------
           SPECIALTY TELECOMMUNICATIONS
  56,500   Davnet Limited..........................................................................       14,989
                                                                                                     -----------
           TOTAL AUSTRALIA.........................................................................    3,842,487
                                                                                                     -----------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------

           CHINA (1.2%)
           CHEMICALS: SPECIALTY
 850,000   China Petroleum & Chemical Corp.*.......................................................  $   132,945
                                                                                                     -----------
           ELECTRONIC COMPONENTS
 381,000   Great Wall Technology Co. (Class H).....................................................      124,555
                                                                                                     -----------
           INTEGRATED OIL
 522,000   PetroChina Co. Ltd......................................................................       86,998
                                                                                                     -----------
           MAJOR TELECOMMUNICATIONS
 276,000   China Unicom Ltd.*......................................................................      422,835
                                                                                                     -----------

           TOTAL CHINA.............................................................................      767,333
                                                                                                     -----------

           HONG KONG (13.2%)
           AIRLINES
 164,000   Cathay Pacific Airways, Ltd.............................................................      302,761
                                                                                                     -----------
           BROADCASTING
  41,000   Television Broadcasts Ltd...............................................................      215,507
                                                                                                     -----------
           COMPUTER PROCESSING HARDWARE
 245,000   Legend Holdings Ltd.....................................................................      153,906
                                                                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT
  36,000   ASM Pacific Technology Ltd..............................................................       51,229
                                                                                                     -----------
           GAS DISTRIBUTORS
 216,200   Hong Kong & China Gas Co., Ltd..........................................................      317,362
                                                                                                     -----------
           INDUSTRIAL CONGLOMERATES
 177,900   Hutchison Whampoa, Ltd..................................................................    2,217,992
  79,700   Swire Pacific Ltd. (Class A)............................................................      572,190
                                                                                                     -----------
                                                                                                       2,790,182
                                                                                                     -----------
           INDUSTRIAL SPECIALTIES
 183,000   China Merchants Holdings International Co., Ltd.........................................      132,554
                                                                                                     -----------
           INTERNET SOFTWARE/SERVICES
 150,000   Timeless Software Ltd.*.................................................................       19,230
                                                                                                     -----------
           MAJOR BANKS
  24,300   Hang Seng Bank Ltd......................................................................      327,107
                                                                                                     -----------
           MISCELLANEOUS COMMERCIAL SERVICES
 207,000   Cosco Pacific Ltd.......................................................................      160,554
                                                                                                     -----------
           MISCELLANEOUS MANUFACTURING
 117,400   Johnson Electric Holdings Ltd...........................................................      179,858
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           REAL ESTATE DEVELOPMENT
  67,000   Cheung Kong (Holdings) Ltd..............................................................  $   856,805
  15,000   Henderson Land Development Co., Ltd.....................................................       76,344
  61,000   Hong Kong Land Holdings Ltd.............................................................      135,420
  74,100   Sun Hung Kai Properties Ltd.............................................................      738,606
                                                                                                     -----------
                                                                                                       1,807,175
                                                                                                     -----------
           REGIONAL BANKS
  22,000   Dao Heng Bank Group Ltd.................................................................      125,510
                                                                                                     -----------
           SPECIALTY TELECOMMUNICATIONS
  65,000   Asia Satellite Telecommunications Holdings Ltd..........................................      134,997
 158,944   Pacific Century CyberWorks Ltd.*........................................................      101,885
                                                                                                     -----------
                                                                                                         236,882
                                                                                                     -----------
           WHOLESALE DISTRIBUTORS
  60,000   Citic Pacific Ltd.......................................................................      212,687
 237,600   Li & Fung Ltd...........................................................................      431,020
                                                                                                     -----------
                                                                                                         643,707
                                                                                                     -----------
           WIRELESS COMMUNICATIONS
 194,200   China Mobile Ltd.*......................................................................    1,060,604
  20,500   SmarTone Telecommunications Holdings Ltd................................................       29,567
                                                                                                     -----------
                                                                                                       1,090,171
                                                                                                     -----------

           TOTAL HONG KONG.........................................................................    8,553,695
                                                                                                     -----------
           INDIA (4.6%)
           CHEMICALS: SPECIALTY
  20,000   Reliance Industries Ltd.................................................................      145,027
                                                                                                     -----------
           COMPUTER PROCESSING HARDWARE
  15,000   Digital Equipment Ltd...................................................................      153,401
                                                                                                     -----------
           ELECTRICAL PRODUCTS
  30,500   Sterlite Industries Ltd.................................................................      100,308
                                                                                                     -----------
           ELECTRONIC EQUIPMENT/INSTRUMENTS
   1,000   Satyam Computer Service Ltd.............................................................        6,914
                                                                                                     -----------
           INFORMATION TECHNOLOGY SERVICES
   6,300   HCL Technologies Ltd.*..................................................................       72,359
   3,900   Infosys Technologies Ltd................................................................      475,971
                                                                                                     -----------
                                                                                                         548,330
                                                                                                     -----------
           MAJOR TELECOMMUNICATIONS
  30,270   Videsh Sanchar Nigam Ltd................................................................      193,825
                                                                                                     -----------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MISCELLANEOUS COMMERCIAL SERVICES
  25,400   Aptech Ltd..............................................................................  $   203,743
   4,760   ASE Test Ltd. (ADR)*....................................................................       40,460
   6,450   NIIT Ltd................................................................................      219,410
                                                                                                     -----------
                                                                                                         463,613
                                                                                                     -----------
           MOTOR VEHICLES
   7,500   Hero Honda Motors Ltd...................................................................      140,206
                                                                                                     -----------
           PACKAGED SOFTWARE
   4,000   PSI Data Systems Ltd....................................................................       23,850
   1,000   Ramco Systems Ltd.*.....................................................................       17,127
   9,600   Software Solution Integrated Ltd........................................................      293,914
                                                                                                     -----------
                                                                                                         334,891
                                                                                                     -----------
           PHARMACEUTICALS: GENERIC DRUGS
   7,000   Dr. Reddy's Laboratories Ltd............................................................      190,565
                                                                                                     -----------
           SPECIALTY TELECOMMUNICATIONS
  29,700   Mahanagar Telephone Nigam Ltd...........................................................      113,781
  30,500   Sterlite Optical Technologies Ltd.*.....................................................      518,370
                                                                                                     -----------
                                                                                                         632,151
                                                                                                     -----------
           TRUCKS/CONSTRUCTION/FARM MACHINERY
  23,500   Escorts Ltd.............................................................................       67,811
                                                                                                     -----------

           TOTAL INDIA.............................................................................    2,977,042
                                                                                                     -----------

           INDONESIA (0.0%)
           INVESTMENT TRUSTS/MUTUAL FUNDS
 500,000   Batavia Investment Fund Ltd.*...........................................................      --
                                                                                                     -----------

           JAPAN (53.1%)
           BUILDING PRODUCTS
  65,000   Sanwa Shutter Corp......................................................................      130,057
                                                                                                     -----------
           CHEMICALS: SPECIALTY
 136,000   Daicel Chemical Industries, Ltd.........................................................      412,337
 100,000   Denki Kagaku Kogyo Kabushiki Kaisha.....................................................      343,381
  85,000   Kaneka Corp.............................................................................      802,840
 129,000   Mitsubishi Chemical Corp................................................................      339,266
  40,000   NIFCO Inc...............................................................................      373,962
  64,000   Shin-Etsu Polymer Co., Ltd..............................................................      347,820
                                                                                                     -----------
                                                                                                       2,619,606
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMERCIAL PRINTING/FORMS
  41,000   Dai Nippon Printing Co., Ltd............................................................  $   609,358
  14,000   Nissha Printing Co., Ltd................................................................       71,315
                                                                                                     -----------
                                                                                                         680,673
                                                                                                     -----------
           COMPUTER PERIPHERALS
  35,000   Mitsumi Electric Co., Ltd...............................................................      580,734
                                                                                                     -----------
           COMPUTER PROCESSING HARDWARE
  73,000   Fujitsu Ltd.............................................................................    1,074,111
                                                                                                     -----------
           ELECTRIC UTILITIES
  14,500   Tokyo Electric Power Co.................................................................      359,174
                                                                                                     -----------
           ELECTRICAL PRODUCTS
  24,000   Furukawa Electric Co....................................................................      418,349
                                                                                                     -----------
           ELECTRONIC COMPONENTS
  10,000   TDK Corp................................................................................      971,603
                                                                                                     -----------
           ELECTRONIC DISTRIBUTORS
  21,000   Ryosan Co., Ltd.........................................................................      357,798
                                                                                                     -----------
           ELECTRONIC EQUIPMENT/INSTRUMENTS
  30,000   Canon, Inc..............................................................................    1,048,493
   9,400   Kyocera Corp............................................................................    1,024,185
  49,000   Matsushita Electric Industrial Co., Ltd.................................................    1,168,807
  60,000   NEC Corp................................................................................    1,095,675
  60,000   Ricoh Co., Ltd..........................................................................    1,106,160
 165,000   Toshiba Corp............................................................................    1,101,442
                                                                                                     -----------
                                                                                                       6,544,762
                                                                                                     -----------
           ELECTRONICS/APPLIANCES
  15,400   Aiwa Co., Ltd...........................................................................      117,737
  65,000   Casio Computer Co., Ltd.................................................................      548,056
  17,900   Rinnai Corp.............................................................................      295,596
  17,500   Sony Corp...............................................................................    1,207,951
                                                                                                     -----------
                                                                                                       2,169,340
                                                                                                     -----------
           FINANCE/RENTAL/LEASING
  38,800   Hitachi Capital Corp. ..................................................................      737,353
                                                                                                     -----------
           FOOD RETAIL
  17,000   FamilyMart Co., Ltd.....................................................................      428,528
                                                                                                     -----------
           FOOD: MEAT/FISH/DAIRY
  26,000   Nippon Meat Packers, Inc................................................................      353,482
                                                                                                     -----------
           FOOD: SPECIALTY/CANDY
  18,000   House Foods Corp........................................................................      234,338
                                                                                                     -----------
           HOME BUILDING
  70,000   Sekisui Chemical Co., Ltd...............................................................      198,777
  56,000   Sekisui House Ltd.......................................................................      511,315
                                                                                                     -----------
                                                                                                         710,092
                                                                                                     -----------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           HOME FURNISHINGS
   6,000   Sangetsu Co., Ltd.......................................................................  $    79,161
                                                                                                     -----------
           INDUSTRIAL CONGLOMERATES
 120,000   Hitachi Ltd.............................................................................    1,067,366
                                                                                                     -----------
           INDUSTRIAL MACHINERY
  81,000   Amada Co., Ltd..........................................................................      601,573
  80,000   Daifuku Co., Ltd........................................................................      466,929
  44,000   Daikin Industries, Ltd..................................................................      845,784
  27,000   Fuji Machine Manufacturing Co., Ltd.....................................................      721,887
  60,000   Minebea Co., Ltd........................................................................      554,653
 135,000   Mitsubishi Heavy Industries, Ltd........................................................      587,418
 105,000   Tsubakimoto Chain Co....................................................................      315,596
                                                                                                     -----------
                                                                                                       4,093,840
                                                                                                     -----------
           INDUSTRIAL SPECIALTIES
  30,000   Fujitec Co., Ltd........................................................................      145,478
  43,000   Lintec Corp.............................................................................      384,351
                                                                                                     -----------
                                                                                                         529,829
                                                                                                     -----------
           MAJOR BANKS
  16,000   Bank of Tokyo-Mitsubishi, Ltd...........................................................      158,952
                                                                                                     -----------
           MAJOR TELECOMMUNICATIONS
     130   Nippon Telegraph & Telephone Corp.......................................................      934,819
                                                                                                     -----------
           MARINE SHIPPING
  20,000   Mitsubishi Logistics Corp...............................................................      174,749
                                                                                                     -----------
           MISCELLANEOUS MANUFACTURING
  46,000   Kurita Water Industries Ltd.............................................................      600,874
                                                                                                     -----------
           MOTOR VEHICLES
 116,000   Nissan Motor Co., Ltd.*.................................................................      666,911
  56,000   Suzuki Motor Corp.......................................................................      596,942
  21,300   Toyota Motor Corp.......................................................................      679,292
                                                                                                     -----------
                                                                                                       1,943,145
                                                                                                     -----------
           PHARMACEUTICALS: MAJOR
  32,000   Sankyo Co., Ltd.........................................................................      766,099
                                                                                                     -----------
           PHARMACEUTICALS: OTHER
  19,000   Ono Pharmaceutical Co., Ltd.............................................................      742,071
  20,000   Yamanouchi Pharmaceutical Co., Ltd......................................................      863,259
                                                                                                     -----------
                                                                                                       1,605,330
                                                                                                     -----------
           REAL ESTATE DEVELOPMENT
  42,000   Mitsubishi Estate Co., Ltd..............................................................      447,706
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           RECREATIONAL PRODUCTS
  25,000   Fuji Photo Film Co., Ltd................................................................  $ 1,044,124
   7,800   Nintendo Co., Ltd.......................................................................    1,226,055
  44,000   Yamaha Corp.............................................................................      430,581
                                                                                                     -----------
                                                                                                       2,700,760
                                                                                                     -----------
           SEMICONDUCTORS
   3,700   Rohm Co. Ltd............................................................................      701,529
                                                                                                     -----------
           WHOLESALE DISTRIBUTORS
  36,000   Nagase & Co., Ltd.......................................................................      133,683
  18,000   Nissei Sangyo Co., Ltd..................................................................      193,447
                                                                                                     -----------
                                                                                                         327,130
                                                                                                     -----------
           TOTAL JAPAN.............................................................................   34,501,289
                                                                                                     -----------
           MALAYSIA (2.1%)
           BEVERAGES: ALCOHOLIC
  37,000   Carlsberg Brewery (Malaysia) Berhad.....................................................      107,091
                                                                                                     -----------
           CASINO/GAMING
  42,000   Tanjong PLC.............................................................................       79,016
                                                                                                     -----------
           ELECTRIC UTILITIES
  54,000   Tenaga Nasional Berhad..................................................................      164,820
                                                                                                     -----------
           MAJOR BANKS
  92,000   Malayan Banking Berhad..................................................................      326,799
                                                                                                     -----------
           MAJOR TELECOMMUNICATIONS
  65,000   Digi.com Berhad*........................................................................       83,121
  76,000   Telekom Malaysia Berhad.................................................................      225,970
                                                                                                     -----------
                                                                                                         309,091
                                                                                                     -----------
           REGIONAL BANKS
  38,000   Commerce Asset-Holdings Berhad..........................................................       81,489
  85,000   Public Bank Berhad......................................................................       65,755
                                                                                                     -----------
                                                                                                         147,244
                                                                                                     -----------
           TOBACCO
  25,400   British American Tobacco (Malaysia) Berhad..............................................      233,917
                                                                                                     -----------

           TOTAL MALAYSIA..........................................................................    1,367,978
                                                                                                     -----------

           SINGAPORE (5.2%)
           AIRLINES
  45,000   Singapore Airlines Ltd..................................................................      446,367
                                                                                                     -----------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           ELECTRONIC COMPONENTS
  39,600   Venture Manufacturing Ltd...............................................................  $   264,914
                                                                                                     -----------
           FINANCIAL CONGLOMERATES
  54,000   Keppel Corp., Ltd.......................................................................      105,260
                                                                                                     -----------
           MAJOR BANKS
  64,182   DBS Group Holdings Ltd..................................................................      725,471
                                                                                                     -----------
           MARINE SHIPPING
  71,000   Neptune Orient Lines Ltd.*..............................................................       55,686
  40,500   Sembcorp Logistics Ltd..................................................................      224,221
                                                                                                     -----------
                                                                                                         279,907
                                                                                                     -----------
           MISCELLANEOUS COMMERCIAL SERVICES
  66,000   SIA Engineering Co., Ltd.*..............................................................       51,003
                                                                                                     -----------
           MISCELLANEOUS MANUFACTURING
  60,000   Omni Industries Ltd.....................................................................       88,235
                                                                                                     -----------
           PROPERTY - CASUALTY INSURERS
  59,000   Pacific Century Region Developments Ltd.*...............................................       30,112
                                                                                                     -----------
           PUBLISHING: NEWSPAPERS
  21,019   Singapore Press Holdings Ltd............................................................      310,315
                                                                                                     -----------
           REAL ESTATE DEVELOPMENT
  64,000   Capitaland Ltd.*........................................................................      110,727
  30,400   City Developments Ltd...................................................................      141,130
                                                                                                     -----------
                                                                                                         251,857
                                                                                                     -----------
           REGIONAL BANKS
  51,086   Overseas - Chinese Banking Corp., Ltd...................................................      380,052
  35,544   Overseas Union Bank Ltd.................................................................      166,036
  22,000   United Overseas Bank Ltd................................................................      164,937
                                                                                                     -----------
                                                                                                         711,025
                                                                                                     -----------
           SEMICONDUCTORS
  32,000   Chartered Semiconductor Manufacturing Ltd.*.............................................       87,474
                                                                                                     -----------

           TOTAL SINGAPORE.........................................................................    3,351,940
                                                                                                     -----------

           SOUTH KOREA (6.8%)
           ADVERTISING/MARKETING SERVICES
   2,020   Cheil Communications Inc................................................................       98,848
                                                                                                     -----------
           CATALOG/SPECIALTY DISTRIBUTION
   1,490   LG Home Shopping Inc....................................................................       32,693
                                                                                                     -----------
           DEPARTMENT STORES
   2,070   CJ39 Shopping Corp......................................................................       23,036
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           ELECTRIC UTILITIES
   4,940   Korea Electric Power Corp...............................................................  $    92,016
  17,190   Korea Electric Power Corp. (ADR)........................................................      176,198
                                                                                                     -----------
                                                                                                         268,214
                                                                                                     -----------
           ELECTRONIC COMPONENTS
   4,046   Samsung Electro-Mechanics Co.*..........................................................      109,533
                                                                                                     -----------
           ELECTRONICS/APPLIANCES
  10,387   Samsung Electronics Co..................................................................    1,295,301
   1,440   Samsung Electronics Ltd. (Pref.)........................................................       78,421
                                                                                                     -----------
                                                                                                       1,373,722
                                                                                                     -----------
           FOOD: SPECIALTY/CANDY
   3,970   Tong Yang Confectionery Corp............................................................       53,268
                                                                                                     -----------
           MAJOR BANKS
  16,488   Kookmin Bank............................................................................      193,900
                                                                                                     -----------
           MAJOR TELECOMMUNICATIONS
     310   Korea Telecom Corp......................................................................       16,393
   9,280   Korea Telecom Corp. (ADR)...............................................................      287,680
                                                                                                     -----------
                                                                                                         304,073
                                                                                                     -----------
           MOTOR VEHICLES
   6,010   Hyundai Motor Co., Ltd..................................................................       57,396
                                                                                                     -----------
           REGIONAL BANKS
  12,130   H&CB....................................................................................      274,768
  33,640   Shinhan Bank............................................................................      276,129
                                                                                                     -----------
                                                                                                         550,897
                                                                                                     -----------
           SEMICONDUCTORS
  22,729   Hyundai Electronics Industries Co.*.....................................................       72,205
                                                                                                     -----------
           SPECIALTY TELECOMMUNICATIONS
   1,820   Korea Telecom Freetel*..................................................................       47,188
                                                                                                     -----------
           STEEL
   9,300   Pohang Iron & Steel Co., Ltd. (ADR).....................................................      144,731
                                                                                                     -----------
           TELECOMMUNICATION EQUIPMENT
   9,040   Communication Network Interface Inc.*...................................................       15,197
  11,090   Humax Co., Ltd.*........................................................................       91,906
                                                                                                     -----------
                                                                                                         107,103
                                                                                                     -----------
           WIRELESS COMMUNICATIONS
     780   SK Telecom Co., Ltd.....................................................................      155,754
  32,500   SK Telecom Co., Ltd. (ADR)..............................................................      765,781
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  11,250   Telson Electronics Co., Ltd.............................................................  $    48,126
                                                                                                     -----------
                                                                                                         969,661
                                                                                                     -----------

           TOTAL SOUTH KOREA.......................................................................    4,406,468
                                                                                                     -----------

           TAIWAN (4.6%)
           CHEMICALS: SPECIALTY
  26,000   Nan Ya Plastic Corp.....................................................................       29,080
                                                                                                     -----------
           COMPUTER PERIPHERALS
   9,000   Ambit Microsystems Corp.................................................................       38,122
  13,230   Hon Hai Precision Industry Co., Ltd. (GDR)*.............................................      157,106
  23,000   Hon Hai Precison Industry Co., Ltd......................................................      116,491
                                                                                                     -----------
                                                                                                         311,719
                                                                                                     -----------
           COMPUTER PROCESSING HARDWARE
  23,000   Advantech Co., Ltd......................................................................       72,807
  68,850   Asustek Computer Inc. (GDR).............................................................      208,271
      91   Asustek Computer Inc. (GDR) - 144A* +...................................................          275
  50,000   Compal Electronics Inc..................................................................       67,682
  16,930   Compal Electronics Inc. (GDS)...........................................................      122,742
   6,535   D-Link Corp. (GDR)......................................................................       28,591
  20,000   Quanta Computer Inc.....................................................................       52,457
                                                                                                     -----------
                                                                                                         552,825
                                                                                                     -----------
           ELECTRONIC COMPONENTS
  83,000   Yageo Corp.*............................................................................       65,309
                                                                                                     -----------
           ELECTRONIC EQUIPMENT/INSTRUMENTS
  38,000   Delta Electronics, Inc..................................................................      118,571
  13,000   Zinwell Corp............................................................................       18,068
                                                                                                     -----------
                                                                                                         136,639
                                                                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT
 258,000   Taiwan Semiconductor Manufacturing Co. Ltd. *...........................................      618,360
                                                                                                     -----------
           FOOD RETAIL
  31,000   President Chain Store Corp..............................................................       81,308
                                                                                                     -----------
           FOOD: SPECIALTY/CANDY
  83,000   Uni-President Enterprises Corp..........................................................       55,050
                                                                                                     -----------
           REGIONAL BANKS
 117,000   China Trust Commercial Bank*............................................................       70,193
 151,000   Taishin International Bank*.............................................................       61,456
                                                                                                     -----------
                                                                                                         131,649
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           SEMICONDUCTORS
  20,554   Advanced Semiconductor Engineering, Inc. (GDR)*.........................................  $    62,945
  11,289   Macronix International Co., Ltd. (ADR)..................................................      132,646
 103,000   Powerchip Semiconductor Corp.*..........................................................       51,236
  26,000   Promos Technologies Inc.*...............................................................       22,888
   9,000   Realtek Semiconductor Corp..............................................................       24,420
 166,000   Siliconware Precision Industries Co.*...................................................       92,083
  30,900   Siliconware Precision Industries Co. (ADR)*.............................................       77,250
 265,000   United Microelectronics Corp., Ltd.*....................................................      384,278
  11,129   Winbond Electronics Corp. (GDR)*........................................................      104,334
                                                                                                     -----------
                                                                                                         952,080
                                                                                                     -----------
           TEXTILES
   2,233   Far Eastern Textiles Ltd. (GDS).........................................................       15,637
   9,108   Far Eastern Textiles Ltd. (GDS) - 144A* +...............................................       63,756
                                                                                                     -----------
                                                                                                          79,393
                                                                                                     -----------

           TOTAL TAIWAN............................................................................    3,013,412
                                                                                                     -----------

           THAILAND (1.1%)
           CONSTRUCTION MATERIALS
  30,666   Siam City Cement Co. PCL*...............................................................       88,222
                                                                                                     -----------
           ELECTRONIC COMPONENTS
  26,433   Delta Electronics Public Co., Ltd.......................................................      112,546
                                                                                                     -----------
           MOVIES/ENTERTAINMENT
  26,600   BEC World PCL...........................................................................      132,235
                                                                                                     -----------
           REAL ESTATE DEVELOPMENT
 301,800   Golden Land Property Development Company Ltd.*..........................................       28,478
                                                                                                     -----------
           REGIONAL BANKS
 150,700   Siam Commercial Bank (Warrants due 05/10/02)*...........................................        9,365
 202,100   Thai Farmers Bank PCL...................................................................      100,003
                                                                                                     -----------
                                                                                                         109,368
                                                                                                     -----------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           WIRELESS COMMUNICATIONS
  20,700   Advanced Info Service PCL*..............................................................  $   200,092
  27,400   Total Access Communication PCL..........................................................       73,706
                                                                                                     -----------
                                                                                                         273,798
                                                                                                     -----------

           TOTAL THAILAND..........................................................................      744,647
                                                                                                     -----------

TOTAL INVESTMENTS
(COST $70,654,296) (a).....................................................................   97.8%    63,526,291

OTHER ASSETS IN EXCESS OF LIABILITIES......................................................    2.2      1,411,312
                                                                                             -----   ------------

NET ASSETS.................................................................................  100.0%  $ 64,937,603
                                                                                             -----   ------------
                                                                                             -----   ------------

---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
GDS  Global Depository Shares.
 *   Non-income producing security.
 +   Resale is restricted to qualified institutional investors.
(a) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $5,598,719 and the aggregate gross unrealized depreciation is $12,726,724, resulting in net unrealized depreciation of $7,128,005.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2000:

                                           UNREALIZED
 CONTRACTS TO    IN EXCHANGE   DELIVERY   APPRECIATION
    DELIVER          FOR         DATE    (DEPRECIATION)
-------------------------------------------------------
HKD   7,300,604   $  935,999   01/02/01     $     48
AUD   1,688,399   $  933,685   01/03/01       (9,286)
SGD    1,086,824  $  626,773   01/03/01      --
THB     175,194   $    4,117   01/03/01           85
JPY  272,164,203  $2,376,980   01/04/01       (1,038)
JPY  111,987,135  $  973,886   01/05/01       (4,595)
                                            --------
      Net unrealized depreciation......     $(14,787)
                                            ========

CURRENCY ABBREVIATIONS:
------------------------

AUD  Australian Dollar.
HKD  Hong Kong Dollar.
JPY  Japanese Yen.
SGD  Singapore Dollar.
THB  Thai Bat.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH SUMMARY OF INVESTMENTS DECEMBER 31, 2000

                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Advertising/Marketing Services.....................................................  $    98,848      0.2%
Airlines...........................................................................      888,630      1.4
Beverages: Alcoholic...............................................................      286,083      0.4
Broadcasting.......................................................................      215,507      0.3
Building Products..................................................................      130,057      0.2
Casino/Gaming......................................................................       79,016      0.1
Catalog/Specialty Distribution.....................................................       32,693      0.1
Chemicals: Specialty...............................................................    2,926,658      4.5
Commercial Printing/Forms..........................................................      680,673      1.1
Computer Peripherals...............................................................      892,453      1.4
Computer Processing Hardware.......................................................    1,934,243      3.0
Construction Materials.............................................................       88,222      0.1
Department Stores..................................................................       23,036      0.0
Electric Utilities.................................................................      792,208      1.2
Electrical Products................................................................      518,657      0.8
Electronic Components..............................................................    1,648,460      2.5
Electronic Distributors............................................................      357,798      0.6
Electronic
  Equipment/Instruments............................................................    6,768,979     10.4
Electronic Production Equipment....................................................      669,589      1.0
Electronics/Appliances.............................................................    3,543,062      5.5
Finance/Rental/Leasing.............................................................      737,353      1.1
Financial Conglomerates............................................................      105,260      0.2
Food Retail........................................................................      509,836      0.8
Food: Meat/Fish/Dairy..............................................................      353,482      0.5
Food: Specialty/Candy..............................................................      342,656      0.5
Gas Distributors...................................................................      317,362      0.6
Home Building......................................................................      710,092      1.1
Home Furnishings...................................................................       79,161      0.1
Industrial Conglomerates...........................................................    3,857,548      5.9
Industrial Machinery...............................................................    4,093,840      6.3
Industrial Specialties.............................................................      662,383      1.0
Information Technology Services....................................................      560,536      0.9
Integrated Oil.....................................................................       86,998      0.1
Internet Software/Services.........................................................       19,230      0.0
Major Banks........................................................................    2,627,533      4.1
Major Telecommunications...........................................................    2,600,673      4.0
                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Marine Shipping....................................................................  $   454,656      0.7%
Media Conglomerates................................................................      521,136      0.8
Medical/Nursing Services...........................................................       79,013      0.1
Miscellaneous Commercial Services..................................................      853,443      1.3
Miscellaneous Manufacturing........................................................      868,967      1.3
Motor Vehicles.....................................................................    2,140,747      3.3
Movies/Entertainment...............................................................      132,235      0.2
Other Metals/Minerals..............................................................      906,783      1.4
Packaged Software..................................................................      334,891      0.5
Pharmaceuticals: Generic Drugs.....................................................      190,565      0.3
Pharmaceuticals: Major.............................................................      766,099      1.2
Pharmaceuticals: Other.............................................................    1,798,393      2.8
Precious Metals....................................................................       74,707      0.1
Property - Casualty Insurers.......................................................       30,112      0.0
Publishing: Newspapers.............................................................      310,315      0.5
Real Estate Development............................................................    2,667,041      4.1
Recreational Products..............................................................    2,700,760      4.2
Regional Banks.....................................................................    1,775,693      2.7
Semiconductors.....................................................................    1,813,288      2.8
Specialty Telecommunications.......................................................      931,210      1.4
Steel..............................................................................      144,731      0.2
Telecommunication Equipment........................................................      107,103      0.2
Textiles...........................................................................       79,393      0.1
Tobacco............................................................................      233,917      0.4
Trucks/Construction/Farm Machinery.................................................       67,811      0.1
Wholesale Distributors.............................................................      970,837      1.5
Wireless Communications............................................................    2,333,630      3.6
                                                                                     -----------    -----
                                                                                     $63,526,291     97.8%
                                                                                     -----------    -----
                                                                                     -----------    -----

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                      VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks......................................................................  $63,438,505     97.7%
Preferred Stocks...................................................................       78,421      0.1
Warrants...........................................................................        9,365      0.0
                                                                                     -----------    -----
                                                                                     $63,526,291     97.8%
                                                                                     -----------    -----
                                                                                     -----------    -----

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (89.6%)
           ADVERTISING/MARKETING SERVICES (1.9%)
 214,000   Interpublic Group of Companies, Inc..................................................  $    9,108,375
 105,000   Omnicom Group, Inc...................................................................       8,701,875
 290,000   WPP Group PLC (ADR) (United Kingdom).................................................      18,215,625
                                                                                                  --------------
                                                                                                      36,025,875
                                                                                                  --------------
           AEROSPACE & DEFENSE (0.2%)
  62,300   Boeing Co............................................................................       4,111,800
                                                                                                  --------------
           AIR FREIGHT/COURIERS (0.8%)
 175,800   CNF Transportation, Inc..............................................................       5,944,237
 150,000   United Parcel Service, Inc. (Class B)................................................       8,821,875
                                                                                                  --------------
                                                                                                      14,766,112
                                                                                                  --------------
           AIRLINES (0.2%)
 100,000   AMR Corp.*...........................................................................       3,918,750
                                                                                                  --------------
           ALUMINUM (0.3%)
 182,140   Alcoa, Inc...........................................................................       6,101,690
                                                                                                  --------------
           APPAREL/FOOTWEAR (0.3%)
  84,000   Nike, Inc. (Class B).................................................................       4,688,250
                                                                                                  --------------
           APPAREL/FOOTWEAR RETAIL (1.0%)
 175,000   Gap, Inc. (The)......................................................................       4,462,500
 832,690   Limited, Inc. (The)..................................................................      14,207,773
                                                                                                  --------------
                                                                                                      18,670,273
                                                                                                  --------------
           BEVERAGES: ALCOHOLIC (1.5%)
 593,700   Anheuser-Busch Companies, Inc........................................................      27,013,350
                                                                                                  --------------
           BEVERAGES: NON-ALCOHOLIC (2.1%)
 149,000   Coca-Cola Co.........................................................................       9,079,687
 604,000   PepsiCo, Inc.........................................................................      29,935,750
                                                                                                  --------------
                                                                                                      39,015,437
                                                                                                  --------------
           BIOTECHNOLOGY (5.2%)
 225,000   Genentech, Inc.*.....................................................................      18,337,500
 233,469   Genzyme Corp. (General Division)*....................................................      20,997,591
  85,000   IDEC Pharmaceuticals Corp.*..........................................................      16,112,812
 239,200   Invitrogen Corp.*....................................................................      20,660,900
 111,000   Medarex, Inc.*.......................................................................       4,523,250
 174,000   Myriad Genetics, Inc.*...............................................................      14,398,500
  26,000   Protein Design Labs, Inc.*...........................................................       2,258,750
                                                                                                  --------------
                                                                                                      97,289,303
                                                                                                  --------------
NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           CABLE/SATELLITE TV (3.7%)
 350,870   Adelphia Communications Corp. (Class A)*.............................................  $   18,113,664
  12,700   Cablevision Systems Corp. (Class A)*.................................................       1,078,706
 898,500   Charter Communications, Inc. (Class A)*..............................................      20,384,719
 450,000   Comcast Corp. (Class A Special)*.....................................................      18,787,500
 207,000   Cox Communications, Inc. (Class A)*..................................................       9,638,437
                                                                                                  --------------
                                                                                                      68,003,026
                                                                                                  --------------
           COMPUTER COMMUNICATIONS (2.0%)
 236,600   Brocade Communications Systems, Inc.*................................................      21,722,837
  53,500   Extreme Networks, Inc.*..............................................................       2,093,187
  61,000   Juniper Networks, Inc.*..............................................................       7,689,812
 125,000   Proxim, Inc.*........................................................................       5,375,000
                                                                                                  --------------
                                                                                                      36,880,836
                                                                                                  --------------
           COMPUTER PERIPHERALS (0.7%)
 134,000   EMC Corp.*...........................................................................       8,911,000
  59,000   QLogic Corp.*........................................................................       4,543,000
                                                                                                  --------------
                                                                                                      13,454,000
                                                                                                  --------------
           COMPUTER PROCESSING HARDWARE (0.5%)
 108,000   Palm, Inc.*..........................................................................       3,057,750
 238,000   Sun Microsystems, Inc.*..............................................................       6,634,250
                                                                                                  --------------
                                                                                                       9,692,000
                                                                                                  --------------
           DATA PROCESSING SERVICES (0.7%)
 195,000   Automatic Data Processing, Inc.......................................................      12,345,937
                                                                                                  --------------
           DISCOUNT STORES (1.2%)
 140,000   Target Corp..........................................................................       4,515,000
 338,000   Wal-Mart Stores, Inc.................................................................      17,956,250
                                                                                                  --------------
                                                                                                      22,471,250
                                                                                                  --------------
           DRUGSTORE CHAINS (1.1%)
 345,000   CVS Corp.............................................................................      20,678,437
                                                                                                  --------------
           ELECTRIC UTILITIES (2.8%)
  73,000   Dominion Resources, Inc..............................................................       4,891,000
 254,100   Duke Energy Corp.....................................................................      21,662,025
 189,000   Exelon Corp..........................................................................      13,269,690
  69,000   FPL Group, Inc.......................................................................       4,950,750
 224,000   Southern Co. (The)...................................................................       7,448,000
                                                                                                  --------------
                                                                                                      52,221,465
                                                                                                  --------------
           ELECTRONIC COMPONENTS (0.6%)
 239,200   Sawtek, Inc.*........................................................................      11,048,050
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           ELECTRONIC PRODUCTION EQUIPMENT (0.5%)
 125,200   Cymer, Inc.*.........................................................................  $    3,221,944
   4,800   Photronics, Inc.*....................................................................         112,500
 148,000   Teradyne, Inc.*......................................................................       5,513,000
                                                                                                  --------------
                                                                                                       8,847,444
                                                                                                  --------------
           FINANCE/RENTAL/LEASING (2.6%)
 220,000   Countrywide Credit Industries, Inc...................................................      11,055,000
 215,000   Fannie Mae...........................................................................      18,651,250
 275,000   Freddie Mac..........................................................................      18,940,625
                                                                                                  --------------
                                                                                                      48,646,875
                                                                                                  --------------
           FINANCIAL CONGLOMERATES (1.5%)
 386,200   Citigroup, Inc.......................................................................      19,720,337
 217,000   Hancock (John) Financial Services....................................................       8,164,625
                                                                                                  --------------
                                                                                                      27,884,962
                                                                                                  --------------
           FOOD RETAIL (0.8%)
 563,000   Kroger Co.*..........................................................................      15,236,187
                                                                                                  --------------
           FOOD: MAJOR DIVERSIFIED (2.9%)
 252,920   Groupe Danone (ADR) (France).........................................................       7,764,644
 174,000   Heinz (H.J.) Co......................................................................       8,254,125
 389,000   Sara Lee Corp........................................................................       9,554,812
 451,500   Unilever N.V. (Netherlands)..........................................................      28,416,281
                                                                                                  --------------
                                                                                                      53,989,862
                                                                                                  --------------
           FOOD: MEAT/FISH/DAIRY (0.2%)
 147,000   ConAgra, Inc.........................................................................       3,822,000
                                                                                                  --------------
           FOOD: SPECIALTY/CANDY (1.1%)
 320,000   Hershey Foods Corp...................................................................      20,600,000
                                                                                                  --------------
           HOME IMPROVEMENT CHAINS (0.2%)
  93,530   Home Depot, Inc. (The)...............................................................       4,273,152
                                                                                                  --------------
           HOSPITAL/NURSING MANAGEMENT (2.8%)
 480,000   HCA-The Healthcare Corp..............................................................      21,124,800
 480,000   Tenet Healthcare Corp.*..............................................................      21,330,000
  76,000   Universal Health Services, Inc. (Class B)*...........................................       8,493,000
                                                                                                  --------------
                                                                                                      50,947,800
                                                                                                  --------------
           HOUSEHOLD/PERSONAL CARE (2.8%)
 367,100   Avon Products, Inc...................................................................      17,574,912
 144,000   Colgate-Palmolive Co.................................................................       9,295,200
 346,000   Kimberly-Clark Corp..................................................................      24,458,740
                                                                                                  --------------
                                                                                                      51,328,852
                                                                                                  --------------
           INDUSTRIAL CONGLOMERATES (1.8%)
 180,000   General Electric Co..................................................................       8,628,750
 114,000   Minnesota Mining & Manufacturing Co..................................................      13,737,000
NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
 133,000   United Technologies Corp.............................................................  $   10,457,125
                                                                                                  --------------
                                                                                                      32,822,875
                                                                                                  --------------
           INFORMATION TECHNOLOGY SERVICES (0.5%)
 116,000   Electronic Data Systems Corp.........................................................       6,699,000
  67,600   PeopleSoft, Inc.*....................................................................       2,513,875
                                                                                                  --------------
                                                                                                       9,212,875
                                                                                                  --------------
           INTEGRATED OIL (1.5%)
 325,000   Exxon Mobil Corp.....................................................................      28,254,687
                                                                                                  --------------
           INTERNET SOFTWARE/SERVICES (1.2%)
 253,200   BEA Systems, Inc.*...................................................................      17,043,525
  49,700   Openwave Systems Inc.*...............................................................       2,382,494
  59,100   WatchGuard Technologies, Inc.*.......................................................       1,869,037
                                                                                                  --------------
                                                                                                      21,295,056
                                                                                                  --------------
           INVESTMENT BANKS/BROKERS (4.2%)
 156,470   Goldman Sachs Group, Inc. (The)......................................................      16,732,511
 189,000   Legg Mason, Inc......................................................................      10,300,500
 266,600   Lehman Brothers Holdings, Inc........................................................      18,028,825
 339,600   Merrill Lynch & Co., Inc.............................................................      23,156,475
 297,000   Schwab (Charles) Corp................................................................       8,427,375
                                                                                                  --------------
                                                                                                      76,645,686
                                                                                                  --------------
           INVESTMENT MANAGERS (1.0%)
 305,000   Amvescap PLC (ADR) (United Kingdom)..................................................      13,267,500
 168,000   W.P. Stewart & Co. Ltd...............................................................       4,368,000
                                                                                                  --------------
                                                                                                      17,635,500
                                                                                                  --------------
           LIFE/HEALTH INSURANCE (0.6%)
 294,000   Torchmark Corp.......................................................................      11,300,625
                                                                                                  --------------
           MAJOR BANKS (2.7%)
 175,000   Bank of New York Co., Inc............................................................       9,657,812
 278,600   Chase Manhattan Corp. (The)*.........................................................      12,658,888
 131,000   PNC Financial Services Group, Inc....................................................       9,571,188
 329,000   Wells Fargo & Co.....................................................................      18,321,188
                                                                                                  --------------
                                                                                                      50,209,076
                                                                                                  --------------
           MAJOR TELECOMMUNICATIONS (1.5%)
 395,000   SBC Communications, Inc..............................................................      18,861,250
 167,600   Verizon Communications Inc...........................................................       8,400,950
                                                                                                  --------------
                                                                                                      27,262,200
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           MEDICAL SPECIALTIES (2.6%)
 404,600   ALZA Corp.*..........................................................................  $   17,195,500
 243,000   Baxter International, Inc............................................................      21,459,938
 231,600   Biomet, Inc..........................................................................       9,191,625
                                                                                                  --------------
                                                                                                      47,847,063
                                                                                                  --------------
           MEDICAL/NURSING SERVICES (0.2%)
 275,000   Healthsouth Corp.*...................................................................       4,485,938
                                                                                                  --------------
           METAL FABRICATIONS (0.0%)
   5,000   Coflexip, S.A. (ADR) (France)........................................................         314,375
                                                                                                  --------------
           MISCELLANEOUS COMMERCIAL SERVICES (0.3%)
 138,000   CheckFree Corp.*.....................................................................       5,942,625
                                                                                                  --------------
           MULTI-LINE INSURANCE (2.4%)
 438,000   American International Group, Inc....................................................      43,170,375
  10,800   Hartford Financial Services Group, Inc. (The)........................................         762,750
                                                                                                  --------------
                                                                                                      43,933,125
                                                                                                  --------------
           OIL & GAS PRODUCTION (0.1%)
  28,975   Anardarko Petroleum Corp.............................................................       2,059,543
                                                                                                  --------------
           PACKAGED SOFTWARE (2.7%)
 157,200   Check Point Software Technologies Ltd. (Israel)*.....................................      20,996,025
  62,300   i2 Technologies, Inc.*...............................................................       3,387,563
  86,800   Mercury Interactive Corp.*...........................................................       7,833,700
  51,200   NetIQ Corp.*.........................................................................       4,473,600
 283,620   Oracle Corp.*........................................................................       8,242,706
  78,000   Siebel Systems, Inc.*................................................................       5,274,750
                                                                                                  --------------
                                                                                                      50,208,344
                                                                                                  --------------
           PHARMACEUTICALS: MAJOR (8.1%)
 697,000   Abbott Laboratories..................................................................      33,760,938
 463,000   American Home Products Corp..........................................................      29,423,650
 180,000   Astrazeneca PLC (ADR) (United Kingdom)...............................................       9,270,000
 280,000   Bristol-Myers Squibb Co..............................................................      20,702,500
 101,000   Lilly (Eli) & Co.....................................................................       9,399,313
 192,000   Merck & Co., Inc.....................................................................      17,976,000
  96,000   Pharmacia Corp.......................................................................       5,856,000
 396,000   Schering-Plough Corp.................................................................      22,473,000
                                                                                                  --------------
                                                                                                     148,861,401
                                                                                                  --------------
           PHARMACEUTICALS: OTHER (4.6%)
 194,900   Allergan, Inc........................................................................      18,868,756
 426,642   Biovail Corp. (Canada)*..............................................................      16,570,775
 137,200   Forest Laboratories, Inc.*...........................................................      18,230,450
 355,000   King Pharmaceuticals, Inc............................................................      18,349,063
NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
 183,650   Teva Pharmaceutical Industries Ltd. (ADR) (Israel)...................................  $   13,452,363
                                                                                                  --------------
                                                                                                      85,471,407
                                                                                                  --------------
           PROPERTY - CASUALTY INSURERS (2.0%)
 533,000   Allstate Corp. (The) (Note 4)........................................................      23,218,813
 196,000   Everest Re Group, Ltd. (Bermuda).....................................................      14,038,500
                                                                                                  --------------
                                                                                                      37,257,313
                                                                                                  --------------
           PULP & PAPER (0.3%)
 133,000   International Paper Co...............................................................       5,428,063
                                                                                                  --------------
           REGIONAL BANKS (0.6%)
 197,000   Fifth Third Bancorp..................................................................      11,770,750
                                                                                                  --------------
           RESTAURANTS (0.5%)
  52,000   Brinker International, Inc.*.........................................................       2,197,000
  90,000   Darden Restaurants, Inc..............................................................       2,058,750
 107,000   Starbucks Corp.*.....................................................................       4,734,750
                                                                                                  --------------
                                                                                                       8,990,500
                                                                                                  --------------
           SAVINGS BANKS (1.2%)
 317,700   Golden West Financial Corp...........................................................      21,444,750
                                                                                                  --------------
           SEMICONDUCTORS (1.4%)
 118,900   Alpha Industries, Inc.*..............................................................       4,399,300
 104,400   Altera Corp.*........................................................................       2,747,025
 360,200   Micron Technology, Inc.*.............................................................      12,787,100
 107,600   Xilinx, Inc.*........................................................................       4,963,050
                                                                                                  --------------
                                                                                                      24,896,475
                                                                                                  --------------
           SPECIALTY INSURANCE (1.7%)
 135,000   MGIC Investment Corp.................................................................       9,104,063
 154,000   PMI Group, Inc.......................................................................      10,423,875
 157,000   Radian Group, Inc....................................................................      11,784,813
                                                                                                  --------------
                                                                                                      31,312,751
                                                                                                  --------------
           TELECOMMUNICATION EQUIPMENT (3.3%)
 111,900   Comverse Technology, Inc.*...........................................................      12,155,138
 449,000   Motorola, Inc........................................................................       9,092,250
 520,000   Nokia Oyj (ADR) (Finland)............................................................      22,620,000
 215,000   Powerwave Technologies, Inc.*........................................................      12,577,500
 147,700   Tekelec*.............................................................................       4,431,000
                                                                                                  --------------
                                                                                                      60,875,888
                                                                                                  --------------
           WIRELESS COMMUNICATIONS (0.4%)
 226,957   Vodafone Group PLC (ADR) (United Kingdom)............................................       8,127,898
                                                                                                  --------------

           TOTAL COMMON STOCKS
           (COST $1,527,414,494)................................................................   1,657,839,764
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENTS (13.5%)
           U.S. GOVERNMENT AGENCY (a) (13.5%)
$249,500   Federal National Mortgage Assoc. 5.75% due 01/02/01
             (COST $249,460,150)................................................................  $  249,460,150
                                                                                                  --------------

           REPURCHASE AGREEMENT (0.0%)
     215   The Bank of New York 3.75% due 01/02/01 (dated 12/29/00; proceeds $215,193) (b)
             (COST $215,103)....................................................................         215,103
                                                                                                  --------------

           TOTAL SHORT-TERM INVESTMENTS
           (COST $249,675,253)..................................................................     249,675,253
                                                                                                  --------------

TOTAL INVESTMENTS
(COST $1,777,089,746) (c)...............................................................  103.1%    1,907,515,017

LIABILITIES IN EXCESS OF OTHER ASSETS...................................................   (3.1)      (57,478,271)
                                                                                          -----   ---------------

NET ASSETS..............................................................................  100.0%  $ 1,850,036,746
                                                                                          -----   ---------------
                                                                                          -----   ---------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $204,765 Federal Home Loan Mortgage Corp. 6.875% due 01/15/05 valued at $219,408.
(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $184,004,925 and the aggregate gross unrealized depreciation is $53,579,654, resulting in net unrealized appreciation of $130,425,271.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (98.7%)
            ADVERTISING/MARKETING SERVICES (0.2%)
     5,787  Interpublic Group of Companies, Inc...................................................  $    246,309
     3,330  Omnicom Group, Inc....................................................................       275,974
                                                                                                    ------------
                                                                                                         522,283
                                                                                                    ------------
            AEROSPACE & DEFENSE (1.1%)
    16,709  Boeing Co.............................................................................     1,102,794
     3,747  General Dynamics Corp.................................................................       292,266
     1,887  Goodrich (B.F.) Co. (The).............................................................        68,640
     8,101  Lockheed Martin Corp..................................................................       275,029
     1,351  Northrop Grumman Corp.................................................................       112,133
     6,392  Raytheon Co. (Class B)................................................................       198,551
     2,675  Textron, Inc..........................................................................       124,387
                                                                                                    ------------
                                                                                                       2,173,800
                                                                                                    ------------
            AGRICULTURAL COMMODITIES/MILLING (0.2%)
    11,909  Archer-Daniels-Midland Co.............................................................       178,635
                                                                                                    ------------
            AIR FREIGHT/COURIERS (0.1%)
     5,361  FedEx Corp.*..........................................................................       214,226
                                                                                                    ------------
            AIRLINES (0.3%)
     2,834  AMR Corp.*............................................................................       111,057
     2,312  Delta Air Lines, Inc..................................................................       116,033
     9,438  Southwest Airlines Co.................................................................       316,456
     1,261  US Airways Group, Inc.*...............................................................        51,149
                                                                                                    ------------
                                                                                                         594,695
                                                                                                    ------------
            ALTERNATIVE POWER GENERATION (0.3%)
     8,625  AES Corp. (The)*......................................................................       477,609
     5,299  Calpine Corp.*........................................................................       238,786
                                                                                                    ------------
                                                                                                         716,395
                                                                                                    ------------
            ALUMINUM (0.3%)
     6,078  Alcan Aluminium, Ltd. (Canada)........................................................       207,792
    16,267  Alcoa, Inc............................................................................       544,944
                                                                                                    ------------
                                                                                                         752,736
                                                                                                    ------------
            APPAREL/FOOTWEAR (0.3%)
       983  Liz Claiborne, Inc....................................................................        40,917
     5,080  Nike, Inc. (Class B)..................................................................       283,527
     1,050  Reebok International Inc. (United Kingdom)*...........................................        28,707
     2,113  VF Corp...............................................................................        76,575
                                                                                                    ------------
                                                                                                         429,726
                                                                                                    ------------
            APPAREL/FOOTWEAR RETAIL (0.3%)
    15,980  Gap, Inc. (The).......................................................................       407,490
     7,964  Limited, Inc. (The)...................................................................       135,886
     2,367  Nordstrom, Inc........................................................................        43,050
     5,290  TJX Companies, Inc. (The).............................................................       146,797
                                                                                                    ------------
                                                                                                         733,223
                                                                                                    ------------
NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            AUTO PARTS: O.E.M. (0.3%)
     2,755  Dana Corp.............................................................................  $     42,186
    10,528  Delphi Automotive Systems Corp........................................................       118,440
     1,316  Eaton Corp............................................................................        98,947
     1,615  Johnson Controls, Inc.................................................................        83,980
     2,338  TRW Inc...............................................................................        90,597
     2,413  Visteon Corp..........................................................................        27,749
                                                                                                    ------------
                                                                                                         461,899
                                                                                                    ------------
            AUTOMOTIVE AFTERMARKET (0.1%)
     1,298  Cooper Tire & Rubber Co...............................................................        13,791
     3,228  Genuine Parts Co......................................................................        84,533
     2,963  Goodyear Tire & Rubber Co. (The)......................................................        68,119
                                                                                                    ------------
                                                                                                         166,443
                                                                                                    ------------
            BEVERAGES: ALCOHOLIC (0.4%)
    16,964  Anheuser-Busch Companies, Inc.........................................................       771,862
     1,287  Brown-Forman Corp. (Class B)..........................................................        85,585
       681  Coors (Adolph) Co. (Class B)..........................................................        54,693
                                                                                                    ------------
                                                                                                         912,140
                                                                                                    ------------
            BEVERAGES: NON-ALCOHOLIC (1.9%)
    46,636  Coca Cola Co..........................................................................     2,841,881
     7,858  Coca-Cola Enterprises Inc.............................................................       149,302
    27,149  PepsiCo, Inc..........................................................................     1,345,572
                                                                                                    ------------
                                                                                                       4,336,755
                                                                                                    ------------
            BIOTECHNOLOGY (0.8%)
    19,427  Amgen Inc.*...........................................................................     1,242,114
     2,782  Biogen, Inc.*.........................................................................       167,094
     3,602  Chiron Corp.*.........................................................................       160,289
     3,962  MedImmune, Inc.*......................................................................       188,938
                                                                                                    ------------
                                                                                                       1,758,435
                                                                                                    ------------
            BROADCASTING (0.2%)
    10,997  Clear Channel Communications, Inc.*...................................................       532,667
                                                                                                    ------------
            BUILDING PRODUCTS (0.1%)
     8,434  Masco Corp............................................................................       216,648
                                                                                                    ------------
            CABLE/SATELLITE TV (0.3%)
    16,979  Comcast Corp. (Class A Special)*......................................................       708,873
                                                                                                    ------------
            CASINO/GAMING (0.0%)
     2,195  Harrah's Entertainment, Inc.*.........................................................        57,893
                                                                                                    ------------
            CHEMICALS: MAJOR DIVERSIFIED (0.8%)
    12,759  Dow Chemical Co.......................................................................       467,298
    19,614  Du Pont (E.I.) de Nemours & Co., Inc..................................................       947,601
     1,444  Eastman Chemical Co...................................................................        70,395
     1,982  Hercules Inc..........................................................................        37,782

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
     4,132  Rohm & Haas Co........................................................................  $    150,043
     2,543  Union Carbide Corp....................................................................       136,845
                                                                                                    ------------
                                                                                                       1,809,964
                                                                                                    ------------
            CHEMICALS: SPECIALTY (0.2%)
     4,312  Air Products & Chemicals, Inc.........................................................       176,792
     2,356  Engelhard Corp........................................................................        48,003
       561  FMC Corp.*............................................................................        40,217
       957  Great Lakes Chemical Corp.............................................................        35,588
     2,983  Praxair, Inc..........................................................................       132,371
     1,452  Sigma-Aldrich Corp....................................................................        57,082
                                                                                                    ------------
                                                                                                         490,053
                                                                                                    ------------
            COAL (0.0%)
     1,423  Massey Energy Company.................................................................        18,143
                                                                                                    ------------
            COMMERCIAL PRINTING/FORMS (0.0%)
     1,335  Deluxe Corp...........................................................................        33,735
     2,295  Donnelley (R.R.) & Sons Co............................................................        61,965
                                                                                                    ------------
                                                                                                          95,700
                                                                                                    ------------
            COMPUTER COMMUNICATIONS (2.4%)
     1,828  Adaptec, Inc.*........................................................................        18,737
     5,233  Avaya Inc.............................................................................        53,976
     3,466  Cabletron Systems, Inc.*..............................................................        52,207
   135,352  Cisco Systems, Inc.*..................................................................     5,177,214
                                                                                                    ------------
                                                                                                       5,302,134
                                                                                                    ------------
            COMPUTER PERIPHERALS (1.5%)
    41,149  EMC Corp.*............................................................................     2,736,408
     2,391  Lexmark International Group, Inc.*....................................................       105,951
     5,944  Network Appliance, Inc.*..............................................................       381,809
     1,721  QLogic Corp.*.........................................................................       132,517
     2,753  Symbol Technologies, Inc..............................................................        99,108
                                                                                                    ------------
                                                                                                       3,455,793
                                                                                                    ------------
            COMPUTER PROCESSING HARDWARE (3.4%)
     6,111  Apple Computer, Inc.*.................................................................        90,901
    31,971  Compaq Computer Corp..................................................................       481,164
    48,650  Dell Computer Corp.*..................................................................       848,334
     6,081  Gateway, Inc.*........................................................................       109,397
    37,188  Hewlett-Packard Co....................................................................     1,173,746
    32,994  International Business Machines Corp..................................................     2,804,490
     1,814  NCR Corp.*............................................................................        89,113
    10,642  Palm, Inc.*...........................................................................       301,302
    60,556  Sun Microsystems, Inc.*...............................................................     1,687,998
                                                                                                    ------------
                                                                                                       7,586,445
                                                                                                    ------------
            CONSTRUCTION MATERIALS (0.0%)
     1,899  Vulcan Materials Co...................................................................        90,915
                                                                                                    ------------
            CONSUMER SUNDRIES (0.0%)
     1,189  American Greetings Corp. (Class A)....................................................        11,221
                                                                                                    ------------
NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            CONTAINERS/PACKAGING (0.1%)
       525  Ball Corp.............................................................................  $     24,183
       981  Bemis Company, Inc....................................................................        32,925
     2,972  Pactiv Corp.*.........................................................................        36,778
     1,546  Sealed Air Corp.*.....................................................................        47,153
       922  Temple-Inland, Inc....................................................................        49,442
                                                                                                    ------------
                                                                                                         190,481
                                                                                                    ------------
            CONTRACT DRILLING (0.2%)
     2,763  Nabors Industries, Inc.*..............................................................       163,431
     1,740  Rowan Companies, Inc.*................................................................        46,980
     3,963  Transocean Sedco Forex Inc............................................................       182,298
                                                                                                    ------------
                                                                                                         392,709
                                                                                                    ------------
            DATA PROCESSING SERVICES (0.7%)
    11,870  Automatic Data Processing, Inc........................................................       751,519
     2,739  Ceridian Corp.*.......................................................................        54,609
     7,429  First Data Corp.......................................................................       391,415
     7,001  Paychex, Inc..........................................................................       340,424
                                                                                                    ------------
                                                                                                       1,537,967
                                                                                                    ------------
            DEPARTMENT STORES (0.4%)
     1,727  Dillard's, Inc. (Class A).............................................................        20,400
     3,797  Federated Department Stores, Inc.*....................................................       132,895
     6,238  Kohl's Corp.*.........................................................................       380,518
     5,600  May Department Stores Co..............................................................       183,400
     4,826  Penney (J.C.) Co., Inc................................................................        52,483
     6,285  Sears, Roebuck & Co...................................................................       218,404
                                                                                                    ------------
                                                                                                         988,100
                                                                                                    ------------
            DISCOUNT STORES (2.5%)
     2,055  Consolidated Stores Corp.*............................................................        21,834
     8,412  Costco Wholesale Corp.*...............................................................       335,954
     6,196  Dollar General Corp...................................................................       116,949
     9,091  Kmart Corp.*..........................................................................        48,296
    16,845  Target Corp...........................................................................       543,251
    84,002  Wal-Mart Stores, Inc..................................................................     4,462,606
                                                                                                    ------------
                                                                                                       5,528,890
                                                                                                    ------------
            DRUGSTORE CHAINS (0.6%)
     7,368  CVS Corp..............................................................................       441,619
       683  Longs Drug Stores Corp................................................................        16,477
    19,052  Walgreen Co...........................................................................       796,612
                                                                                                    ------------
                                                                                                       1,254,708
                                                                                                    ------------
            ELECTRIC UTILITIES (2.3%)
     2,077  Allegheny Energy, Inc.................................................................       100,085
     2,581  Ameren Corp...........................................................................       119,533
     6,056  American Electric Power Co., Inc......................................................       281,604
     2,990  Cinergy Corp..........................................................................       105,024
     2,273  CMS Energy Corp.......................................................................        72,026
     3,987  Consolidated Edison, Inc..............................................................       153,499
     2,831  Constellation Energy Group, Inc.......................................................       127,572

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
     4,497  Dominion Resources, Inc...............................................................  $    301,299
     2,683  DTE Energy Co.........................................................................       104,469
     6,936  Duke Energy Corp......................................................................       591,294
     6,127  Edison International..................................................................        95,734
     4,192  Entergy Corp..........................................................................       177,374
     5,989  Exelon Corp...........................................................................       420,488
     4,218  FirstEnergy Corp......................................................................       133,131
     3,327  FPL Group, Inc........................................................................       238,712
     2,282  GPU, Inc..............................................................................        84,006
     2,960  Niagara Mohawk Holdings Inc.*.........................................................        49,395
     3,833  NiSource Inc..........................................................................       117,865
     7,280  PG & E Corp...........................................................................       145,600
     1,593  Pinnacle West Capital Corp............................................................        75,867
     2,726  PPL Corp..............................................................................       123,181
     3,865  Progress Energy, Inc..................................................................       190,110
     4,032  Public Service Enterprise Group, Inc..................................................       196,056
     5,543  Reliant Energy, Inc...................................................................       240,081
    12,711  Southern Co. (The)....................................................................       422,641
     4,873  TXU Corp..............................................................................       215,935
     6,405  Xcel Energy, Inc......................................................................       186,145
                                                                                                    ------------
                                                                                                       5,068,726
                                                                                                    ------------
            ELECTRICAL PRODUCTS (0.1%)
     3,590  American Power Conversion Corp.*......................................................        44,426
     1,755  Cooper Industries, Inc................................................................        80,620
       752  National Service Industries, Inc......................................................        19,317
     1,476  Power-One, Inc.*......................................................................        58,025
     1,070  Thomas & Betts Corp...................................................................        17,321
                                                                                                    ------------
                                                                                                         219,709
                                                                                                    ------------
            ELECTRONIC COMPONENTS (0.3%)
     2,847  Sanmina Corp.*........................................................................       218,151
    11,971  Solectron Corp.*......................................................................       405,817
                                                                                                    ------------
                                                                                                         623,968
                                                                                                    ------------
            ELECTRONIC EQUIPMENT/INSTRUMENTS (0.7%)
     8,520  Agilent Technologies, Inc.*...........................................................       466,470
    18,083  JDS Uniphase Corp.*...................................................................       753,835
       939  PerkinElmer, Inc......................................................................        98,595
     3,451  Rockwell International Corp...........................................................       164,354
     1,774  Tektronix, Inc.*......................................................................        59,762
    12,552  Xerox Corp............................................................................        58,053
                                                                                                    ------------
                                                                                                       1,601,069
                                                                                                    ------------
            ELECTRONIC PRODUCTION EQUIPMENT (0.4%)
    15,255  Applied Materials, Inc.*..............................................................       582,550
     3,498  KLA-Tencor Corp.*.....................................................................       117,839
     2,472  Novellus Systems, Inc.*...............................................................        88,837
     3,281  Teradyne, Inc.*.......................................................................       122,217
                                                                                                    ------------
                                                                                                         911,443
                                                                                                    ------------
NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            ELECTRONICS/APPLIANCE STORES (0.1%)
     3,904  Best Buy Co., Inc.*...................................................................  $    115,412
     3,788  Circuit City Stores, Inc.-Circuit City Group..........................................        43,562
     3,496  RadioShack Corp.......................................................................       149,672
                                                                                                    ------------
                                                                                                         308,646
                                                                                                    ------------
            ELECTRONICS/APPLIANCES (0.0%)
     1,431  Maytag Corp...........................................................................        46,239
     1,251  Whirlpool Corp........................................................................        59,657
                                                                                                    ------------
                                                                                                         105,896
                                                                                                    ------------
            ENGINEERING & CONSTRUCTION (0.0%)
     1,423  Fluor Corp.*..........................................................................        47,048
                                                                                                    ------------
            ENVIRONMENTAL SERVICES (0.2%)
     3,631  Allied Waste Industries, Inc.*........................................................        52,876
    11,691  Waste Management, Inc.................................................................       324,425
                                                                                                    ------------
                                                                                                         377,301
                                                                                                    ------------
            FINANCE/RENTAL/LEASING (2.1%)
     3,704  Capital One Financial Corp............................................................       243,769
     4,926  CIT Group, Inc. (The) (Class A).......................................................        99,136
     2,147  Countrywide Credit Industries, Inc....................................................       107,887
    18,945  Fannie Mae............................................................................     1,643,479
    13,072  Freddie Mac...........................................................................       900,334
     8,855  Household International, Inc..........................................................       487,025
    16,019  MBNA Corp.............................................................................       591,702
     5,376  Providian Financial Corp..............................................................       309,120
     1,100  Ryder System, Inc.....................................................................        18,287
     3,085  USA Education Inc.....................................................................       209,780
                                                                                                    ------------
                                                                                                       4,610,519
                                                                                                    ------------
            FINANCIAL CONGLOMERATES (2.8%)
    25,012  American Express Co...................................................................     1,374,097
    94,536  Citigroup, Inc........................................................................     4,827,244
     6,118  Conseco, Inc..........................................................................        80,681
                                                                                                    ------------
                                                                                                       6,282,022
                                                                                                    ------------
            FINANCIAL PUBLISHING/SERVICES (0.2%)
     2,663  Equifax, Inc..........................................................................        76,395
     3,675  McGraw-Hill Companies, Inc............................................................       215,447
     3,056  Moody's Corporation...................................................................        78,501
                                                                                                    ------------
                                                                                                         370,343
                                                                                                    ------------
            FOOD DISTRIBUTORS (0.2%)
     2,442  Supervalu, Inc........................................................................        33,883
    12,572  SYSCO Corp............................................................................       377,160
                                                                                                    ------------
                                                                                                         411,043
                                                                                                    ------------
            FOOD RETAIL (0.6%)
     7,918  Albertson's, Inc......................................................................       209,827
    15,478  Kroger Co.*...........................................................................       418,873

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
     9,424  Safeway Inc.*.........................................................................  $    589,000
     2,625  Winn-Dixie Stores, Inc................................................................        50,859
                                                                                                    ------------
                                                                                                       1,268,559
                                                                                                    ------------
            FOOD: MAJOR DIVERSIFIED (1.1%)
     7,920  Campbell Soup Co......................................................................       274,230
     5,315  General Mills, Inc....................................................................       236,850
     6,523  Heinz (H.J.) Co.......................................................................       309,435
     7,629  Kellogg Co............................................................................       200,261
     2,465  Quaker Oats Company (The).............................................................       240,029
     5,773  Ralston-Ralston Purina Group..........................................................       150,820
    15,680  Sara Lee Corp.........................................................................       385,140
    10,749  Unilever N.V. (Netherlands)...........................................................       676,515
                                                                                                    ------------
                                                                                                       2,473,280
                                                                                                    ------------
            FOOD: MEAT/FISH/DAIRY (0.1%)
    10,031  ConAgra, Inc..........................................................................       260,806
                                                                                                    ------------
            FOOD: SPECIALTY/CANDY (0.2%)
     2,560  Hershey Foods Corp....................................................................       164,800
     2,123  Wrigley (Wm.) Jr. Co..................................................................       203,410
                                                                                                    ------------
                                                                                                         368,210
                                                                                                    ------------
            FOREST PRODUCTS (0.1%)
     1,923  Louisiana-Pacific Corp................................................................        19,470
     4,121  Weyerhaeuser Co.......................................................................       209,141
                                                                                                    ------------
                                                                                                         228,611
                                                                                                    ------------
            GAS DISTRIBUTORS (0.2%)
     2,532  KeySpan Corp..........................................................................       107,293
     2,152  Kinder Morgan, Inc....................................................................       112,307
       847  Nicor Inc.............................................................................        36,580
       539  ONEOK, Inc............................................................................        25,939
       651  Peoples Energy Corp...................................................................        29,132
     3,846  Sempra Energy.........................................................................        89,420
                                                                                                    ------------
                                                                                                         400,671
                                                                                                    ------------
            HOME BUILDING (0.0%)
     1,086  Centex Corp...........................................................................        40,793
       806  Kaufman & Broad Home Corp.............................................................        27,152
       765  Pulte Corp............................................................................        32,273
                                                                                                    ------------
                                                                                                         100,218
                                                                                                    ------------
            HOME FURNISHINGS (0.1%)
     3,689  Leggett & Platt, Inc..................................................................        69,860
     5,013  Newell Rubbermaid, Inc................................................................       114,046
     1,065  Tupperware Corp.......................................................................        21,766
                                                                                                    ------------
                                                                                                         205,672
                                                                                                    ------------
            HOME IMPROVEMENT CHAINS (1.0%)
    43,554  Home Depot, Inc. (The)................................................................     1,989,873
     7,200  Lowe's Companies, Inc.................................................................       320,400
                                                                                                    ------------
                                                                                                       2,310,273
                                                                                                    ------------
            HOSPITAL/NURSING MANAGEMENT (0.3%)
    10,389  HCA-The Healthcare Corp...............................................................       457,220
     1,887  Manor Care, Inc.*.....................................................................        38,919
NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
     5,963  Tenet Healthcare Corp.*...............................................................  $    264,981
                                                                                                    ------------
                                                                                                         761,120
                                                                                                    ------------
            HOTELS/RESORTS/CRUISELINES (0.3%)
    10,992  Carnival Corp.*.......................................................................       338,691
     6,928  Hilton Hotels Corp....................................................................        72,744
     4,513  Marriott International, Inc. (Class A)................................................       190,674
     3,632  Starwood Hotels & Resorts Worldwide, Inc..............................................       128,028
                                                                                                    ------------
                                                                                                         730,137
                                                                                                    ------------
            HOUSEHOLD/PERSONAL CARE (2.0%)
     1,030  Alberto-Culver Co. (Class B)..........................................................        44,097
     4,474  Avon Products, Inc....................................................................       214,193
     4,431  Clorox Co.............................................................................       157,301
    10,762  Colgate-Palmolive Co..................................................................       694,687
    19,809  Gillette Co...........................................................................       715,600
     1,808  International Flavors & Fragrances, Inc...............................................        36,725
    10,041  Kimberly-Clark Corp...................................................................       709,798
    24,519  Procter & Gamble Co. (The)............................................................     1,923,209
                                                                                                    ------------
                                                                                                       4,495,610
                                                                                                    ------------
            INDUSTRIAL CONGLOMERATES (5.8%)
   186,349  General Electric Co...................................................................     8,933,105
    14,998  Honeywell International, Inc..........................................................       709,593
     7,418  Minnesota Mining & Manufacturing Co...................................................       893,869
    32,893  Tyco International Ltd. (Bermuda).....................................................     1,825,562
     8,808  United Technologies Corp..............................................................       692,529
                                                                                                    ------------
                                                                                                      13,054,658
                                                                                                    ------------
            INDUSTRIAL MACHINERY (0.3%)
     5,682  Illinois Tool Works Inc...............................................................       338,434
     3,019  Ingersoll-Rand Co.....................................................................       126,421
     1,034  McDermott International, Inc.*........................................................        11,116
     2,190  Parker-Hannifin Corp..................................................................        96,634
                                                                                                    ------------
                                                                                                         572,605
                                                                                                    ------------
            INDUSTRIAL SPECIALTIES (0.2%)
     2,389  Ecolab, Inc...........................................................................       103,175
       854  Millipore Corp........................................................................        53,802
     3,174  PPG Industries, Inc...................................................................       146,996
     3,001  Sherwin-Williams Co...................................................................        78,964
                                                                                                    ------------
                                                                                                         382,937
                                                                                                    ------------
            INFORMATION TECHNOLOGY SERVICES (0.5%)
     3,484  Citrix Systems, Inc.*.................................................................        78,390
     3,167  Computer Sciences Corp.*..............................................................       190,416
     8,794  Electronic Data Systems Corp..........................................................       507,854
     5,368  PeopleSoft, Inc.*.....................................................................       199,623

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
     2,282  Sapient Corp.*........................................................................  $     27,241
     5,887  Unisys Corp.*.........................................................................        86,097
                                                                                                    ------------
                                                                                                       1,089,621
                                                                                                    ------------
            INSURANCE BROKERS/SERVICES (0.3%)
     4,816  AON Corp..............................................................................       164,948
     5,173  Marsh & McLennan Companies, Inc.......................................................       605,241
                                                                                                    ------------
                                                                                                         770,189
                                                                                                    ------------
            INTEGRATED OIL (4.8%)
     1,662  Amerada Hess Corp.....................................................................       121,430
    12,070  Chevron Corp..........................................................................     1,019,161
    11,720  Conoco, Inc. (Class B)................................................................       339,148
    65,374  Exxon Mobil Corp......................................................................     5,683,452
     4,801  Phillips Petroleum Co.................................................................       273,057
    40,326  Royal Dutch Petroleum Co. (ADR) (Netherlands).........................................     2,442,243
    10,346  Texaco, Inc...........................................................................       642,745
     4,569  Unocal Corp...........................................................................       176,763
                                                                                                    ------------
                                                                                                      10,697,999
                                                                                                    ------------
            INTERNET SOFTWARE/SERVICES (0.9%)
    43,931  America Online, Inc.*.................................................................     1,528,799
     5,062  BroadVision, Inc.*....................................................................        59,795
    10,502  Yahoo! Inc.*..........................................................................       316,865
                                                                                                    ------------
                                                                                                       1,905,459
                                                                                                    ------------
            INVESTMENT BANKS/BROKERS (1.7%)
     2,007  Bear Stearns Companies, Inc...........................................................       101,730
     4,480  Lehman Brothers Holdings, Inc.........................................................       302,960
    15,235  Merrill Lynch & Co., Inc..............................................................     1,038,837
    21,077  Morgan Stanley Dean Witter & Co. (Note 4).............................................     1,670,352
    26,022  Schwab (Charles) Corp.................................................................       738,374
                                                                                                    ------------
                                                                                                       3,852,253
                                                                                                    ------------
            INVESTMENT MANAGERS (0.2%)
     4,582  Franklin Resources, Inc...............................................................       174,574
     4,182  Stilwell Financial, Inc...............................................................       164,928
     2,281  T. Rowe Price Group Inc...............................................................        96,408
                                                                                                    ------------
                                                                                                         435,910
                                                                                                    ------------
            LIFE/HEALTH INSURANCE (0.8%)
     4,988  AFLAC, Inc............................................................................       360,071
     4,729  American General Corp.................................................................       385,414
     1,939  Jefferson-Pilot Corp..................................................................       144,940
     3,603  Lincoln National Corp.................................................................       170,467
    14,379  MetLife, Inc..........................................................................       503,265
     2,353  Torchmark Corp........................................................................        90,443
     4,530  UnumProvident Corp....................................................................       121,744
                                                                                                    ------------
                                                                                                       1,776,344
                                                                                                    ------------
NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            MACHINE TOOLS (0.3%)
     8,033  Emerson Electric Co...................................................................  $    633,101
     3,678  Molex Inc.............................................................................       130,569
                                                                                                    ------------
                                                                                                         763,670
                                                                                                    ------------
            MAJOR BANKS (5.0%)
    30,608  Bank of America Corp..................................................................     1,404,142
    13,925  Bank of New York Co., Inc.............................................................       768,486
    21,757  Bank One Corp.........................................................................       796,850
     7,458  BB&T Corp.............................................................................       278,277
    24,643  Chase Manhattan Corp. (The)...........................................................     1,119,716
     2,948  Comerica, Inc.........................................................................       175,038
    18,423  First Union Corp......................................................................       512,390
    17,021  FleetBoston Financial Corp............................................................       639,351
     4,718  Huntington Bancshares, Inc............................................................        76,373
     8,008  KeyCorp...............................................................................       224,224
     9,177  Mellon Financial Corp.................................................................       451,394
     3,010  Morgan (J.P.) & Co., Inc..............................................................       498,155
    11,442  National City Corp....................................................................       328,958
     5,435  PNC Financial Services Group, Inc.....................................................       397,095
     3,164  SouthTrust Corp.......................................................................       128,735
     3,037  State Street Corp.....................................................................       377,226
     3,278  Summit Bancorp........................................................................       125,179
     5,571  SunTrust Banks, Inc...................................................................       350,973
    14,165  U.S. Bancorp..........................................................................       413,441
     3,826  Wachovia Corp.........................................................................       222,386
    32,144  Wells Fargo & Co......................................................................     1,790,019
                                                                                                    ------------
                                                                                                      11,078,408
                                                                                                    ------------
            MAJOR TELECOMMUNICATIONS (4.3%)
     5,880  ALLTEL Corp...........................................................................       367,133
    70,588  AT&T Corp.............................................................................     1,222,055
    35,132  BellSouth Corp........................................................................     1,438,216
    63,659  SBC Communications, Inc...............................................................     3,039,717
    16,630  Sprint Corp. (FON Group)..............................................................       337,797
    50,760  Verizon Communications Inc............................................................     2,544,345
    54,145  WorldCom, Inc.*.......................................................................       758,030
                                                                                                    ------------
                                                                                                       9,707,293
                                                                                                    ------------
            MANAGED HEALTH CARE (0.5%)
     2,658  Aetna Inc.*...........................................................................       109,144
     2,887  CIGNA Corp............................................................................       381,950
     3,181  Humana, Inc.*.........................................................................        48,510
     5,996  UnitedHealth Group Inc................................................................       368,005
     1,177  Wellpoint Health Networks, Inc.*......................................................       135,649
                                                                                                    ------------
                                                                                                       1,043,258
                                                                                                    ------------
            MEDIA CONGLOMERATES (1.7%)
    39,204  Disney (Walt) Co. (The)...............................................................     1,134,466
    24,966  Time Warner, Inc......................................................................     1,304,224

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
    28,455  Viacom, Inc. (Class B) (Non-Voting)*..................................................  $  1,330,271
                                                                                                    ------------
                                                                                                       3,768,961
                                                                                                    ------------
            MEDICAL DISTRIBUTORS (0.3%)
     5,249  Cardinal Health, Inc..................................................................       522,932
     5,340  McKesson HBOC, Inc....................................................................       191,653
                                                                                                    ------------
                                                                                                         714,585
                                                                                                    ------------
            MEDICAL SPECIALTIES (1.6%)
     4,451  ALZA Corp.*...........................................................................       189,168
     3,956  Applera Corp. - Applied Biosystems Group..............................................       372,111
       937  Bard (C.R.), Inc......................................................................        43,629
       984  Bausch & Lomb, Inc....................................................................        39,791
     5,532  Baxter International, Inc.............................................................       488,545
     4,762  Becton, Dickinson & Co................................................................       164,884
     3,353  Biomet, Inc...........................................................................       133,072
     7,622  Boston Scientific Corp.*..............................................................       104,326
     5,787  Guidant Corp.*........................................................................       312,136
    22,595  Medtronic, Inc........................................................................     1,364,173
     2,277  Pall Corp.............................................................................        48,529
     1,599  St. Jude Medical, Inc.*...............................................................        98,239
     3,678  Stryker Corp..........................................................................       186,070
                                                                                                    ------------
                                                                                                       3,544,673
                                                                                                    ------------
            MEDICAL/NURSING SERVICES (0.1%)
     7,265  Healthsouth Corp.*....................................................................       118,510
                                                                                                    ------------
            METAL FABRICATIONS (0.0%)
     1,075  Timken Co. (The)......................................................................        16,259
                                                                                                    ------------
            MISCELLANEOUS COMMERCIAL SERVICES (0.1%)
     2,901  Convergys Corp.*......................................................................       131,452
     2,432  Sabre Holdings Corp.*.................................................................       104,880
                                                                                                    ------------
                                                                                                         236,332
                                                                                                    ------------
            MISCELLANEOUS MANUFACTURING (0.2%)
     1,121  Crane Co..............................................................................        31,878
     2,668  Danaher Corp..........................................................................       182,425
     3,819  Dover Corp............................................................................       154,908
     1,653  ITT Industries, Inc.*.................................................................        64,054
     3,385  Thermo Electron Corp.*................................................................       100,704
                                                                                                    ------------
                                                                                                         533,969
                                                                                                    ------------
            MOTOR VEHICLES (0.7%)
    35,247  Ford Motor Co.........................................................................       826,102
    10,625  General Motors Corp...................................................................       541,211
     5,699  Harley-Davidson, Inc..................................................................       226,535
                                                                                                    ------------
                                                                                                       1,593,848
                                                                                                    ------------
            MULTI-LINE INSURANCE (2.1%)
    43,776  American International Group, Inc.....................................................     4,314,672
     4,241  Hartford Financial Services Group, Inc. (The).........................................       299,521
NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
     2,400  Safeco Corp...........................................................................  $     78,900
                                                                                                    ------------
                                                                                                       4,693,093
                                                                                                    ------------
            OFFICE EQUIPMENT/SUPPLIES (0.1%)
     2,058  Avery Dennison Corp...................................................................       112,933
     4,710  Pitney Bowes, Inc.....................................................................       156,019
                                                                                                    ------------
                                                                                                         268,952
                                                                                                    ------------
            OIL & GAS PIPELINES (1.1%)
     4,048  Coastal Corp. (The)...................................................................       357,489
     6,078  Dynegy, Inc. (Class A)................................................................       340,748
     4,368  El Paso Energy Corp...................................................................       312,858
    14,040  Enron Corp............................................................................     1,167,075
     8,275  Williams Companies, Inc. (The)........................................................       330,483
                                                                                                    ------------
                                                                                                       2,508,653
                                                                                                    ------------
            OIL & GAS PRODUCTION (0.6%)
     4,679  Anardarko Petroleum Corp..............................................................       332,583
     2,323  Apache Corp...........................................................................       162,755
     4,050  Burlington Resources, Inc.............................................................       204,525
     2,414  Devon Energy Corp.....................................................................       147,182
     2,198  EOG Resources, Inc....................................................................       120,203
     1,774  Kerr-McGee Corp.......................................................................       118,747
     6,947  Occidental Petroleum Corp.............................................................       168,465
                                                                                                    ------------
                                                                                                       1,254,460
                                                                                                    ------------
            OIL REFINING/MARKETING (0.2%)
     1,290  Ashland, Inc..........................................................................        46,298
     1,607  Sunoco Inc............................................................................        54,136
     2,721  Tosco Corp............................................................................        92,344
     5,839  USX-Marathon Group....................................................................       162,032
                                                                                                    ------------
                                                                                                         354,810
                                                                                                    ------------
            OILFIELD SERVICES/EQUIPMENT (0.6%)
     6,244  Baker Hughes Inc......................................................................       259,516
     8,320  Halliburton Co........................................................................       301,600
    10,768  Schlumberger Ltd......................................................................       860,767
                                                                                                    ------------
                                                                                                       1,421,883
                                                                                                    ------------
            OTHER CONSUMER SERVICES (0.1%)
     1,721  Block (H.&R.), Inc....................................................................        71,206
    13,709  Cendant Corp.*........................................................................       131,949
                                                                                                    ------------
                                                                                                         203,155
                                                                                                    ------------
            OTHER CONSUMER SPECIALTIES (0.0%)
     2,895  Fortune Brands, Inc...................................................................        86,850
                                                                                                    ------------
            OTHER METALS/MINERALS (0.1%)
     3,417  Inco Ltd. (Canada)*...................................................................        57,269
     1,480  Phelps Dodge Corp.....................................................................        82,603
                                                                                                    ------------
                                                                                                         139,872
                                                                                                    ------------
            PACKAGED SOFTWARE (4.3%)
     4,520  Adobe Systems, Inc....................................................................       263,008
     1,063  Autodesk, Inc.........................................................................        28,635
     4,617  BMC Software, Inc.*...................................................................        64,638
    10,904  Computer Associates International, Inc................................................       212,628

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
     6,733  Compuware Corp.*......................................................................  $     42,081
     3,879  Intuit Inc.*..........................................................................       152,978
     1,521  Mercury Interactive Corp.*............................................................       137,270
   100,282  Microsoft Corp.*......................................................................     4,349,732
     6,172  Novell, Inc.*.........................................................................        32,210
   105,268  Oracle Corp.*.........................................................................     3,059,351
     5,121  Parametric Technology Corp.*..........................................................        68,813
     8,078  Siebel Systems, Inc.*.................................................................       546,275
     7,334  Veritas Software Corp.*...............................................................       641,693
                                                                                                    ------------
                                                                                                       9,599,312
                                                                                                    ------------
            PERSONNEL SERVICES (0.0%)
     3,342  Robert Half International, Inc.*......................................................        88,563
                                                                                                    ------------
            PHARMACEUTICALS: GENERIC DRUGS (0.0%)
     1,933  Watson Pharmaceuticals, Inc.*.........................................................        98,945
                                                                                                    ------------
            PHARMACEUTICALS: MAJOR (10.3%)
    29,089  Abbott Laboratories...................................................................     1,408,998
    24,647  American Home Products Corp...........................................................     1,566,317
    36,773  Bristol-Myers Squibb Co...............................................................     2,718,904
    26,141  Johnson & Johnson.....................................................................     2,746,439
    21,200  Lilly (Eli) & Co......................................................................     1,972,925
    43,370  Merck & Co., Inc......................................................................     4,060,516
   118,650  Pfizer, Inc...........................................................................     5,457,900
    24,254  Pharmacia Corp........................................................................     1,479,494
    27,496  Schering-Plough Corp..................................................................     1,560,398
                                                                                                    ------------
                                                                                                      22,971,891
                                                                                                    ------------
            PHARMACEUTICALS: OTHER (0.3%)
     2,473  Allergan, Inc.........................................................................       239,417
     1,648  Forest Laboratories, Inc.*............................................................       218,978
     3,175  King Pharmaceuticals, Inc.............................................................       164,108
                                                                                                    ------------
                                                                                                         622,503
                                                                                                    ------------
            PRECIOUS METALS (0.1%)
     7,444  Barrick Gold Corp. (Canada)...........................................................       121,933
     2,813  Freeport-McMoRan Copper & Gold, Inc. (Class B)*.......................................        24,086
     4,855  Homestake Mining Co...................................................................        20,330
     3,101  Newmont Mining Corp...................................................................        52,911
     6,159  Placer Dome Inc. (Canada).............................................................        59,280
                                                                                                    ------------
                                                                                                         278,540
                                                                                                    ------------
            PROPERTY - CASUALTY INSURERS (0.7%)
    13,753  Allstate Corp. (The) (Note 4).........................................................       599,115
     3,288  Chubb Corp. (The).....................................................................       284,412
     3,025  Cincinnati Financial Corp.............................................................       119,677
     1,855  Loews Corp............................................................................       192,108
     1,381  Progressive Corp......................................................................       143,106
     4,094  St. Paul Companies, Inc...............................................................       222,355
                                                                                                    ------------
                                                                                                       1,560,773
                                                                                                    ------------
NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            PUBLISHING-BOOKS/MAGAZINES (0.0%)
     1,376  Harcourt General, Inc.................................................................  $     78,707
       935  Meredith Corp.........................................................................        30,095
                                                                                                    ------------
                                                                                                         108,802
                                                                                                    ------------
            PUBLISHING-NEWSPAPERS (0.4%)
     1,646  Dow Jones & Co., Inc..................................................................        93,205
     4,959  Gannett Co., Inc......................................................................       312,727
     1,396  Knight-Ridder, Inc....................................................................        79,398
     3,081  New York Times Co. (The) (Class A)....................................................       123,433
     5,687  Tribune Co............................................................................       240,276
                                                                                                    ------------
                                                                                                         849,039
                                                                                                    ------------
            PULP & PAPER (0.3%)
     1,058  Boise Cascade Corp....................................................................        35,575
     4,226  Georgia-Pacific Group.................................................................       131,534
     9,053  International Paper Co................................................................       369,476
     1,893  Mead Corp.............................................................................        59,393
       503  Potlatch Corp.........................................................................        16,882
     1,857  Westvaco Corp.........................................................................        54,201
     2,054  Willamette Industries, Inc............................................................        96,410
                                                                                                    ------------
                                                                                                         763,471
                                                                                                    ------------
            RAILROADS (0.3%)
     7,459  Burlington Northern Santa Fe Corp.....................................................       211,183
     4,081  CSX Corp..............................................................................       105,851
     7,215  Norfolk Southern Corp.................................................................        96,050
     4,661  Union Pacific Corp....................................................................       236,546
                                                                                                    ------------
                                                                                                         649,630
                                                                                                    ------------
            RECREATIONAL PRODUCTS (0.2%)
     1,611  Brunswick Corp........................................................................        26,481
     5,645  Eastman Kodak Co......................................................................       222,272
     3,179  Hasbro, Inc...........................................................................        33,777
     8,026  Mattel, Inc...........................................................................       115,895
                                                                                                    ------------
                                                                                                         398,425
                                                                                                    ------------
            REGIONAL BANKS (0.8%)
     7,059  AmSouth Bancorporation................................................................       107,650
     8,687  Fifth Third Bancorp...................................................................       519,048
    17,868  Firstar Corp..........................................................................       415,431
     4,171  Northern Trust Corp...................................................................       340,197
     2,603  Old Kent Financial Corp...............................................................       113,881
     4,167  Regions Financial Corp................................................................       113,811
     5,346  Synovus Financial Corp................................................................       144,008
     2,534  Union Planters Corp...................................................................        90,591
                                                                                                    ------------
                                                                                                       1,844,617
                                                                                                    ------------
            RESTAURANTS (0.5%)
     2,255  Darden Restaurants, Inc...............................................................        51,583
    24,661  McDonald's Corp.......................................................................       838,474
     3,518  Starbucks Corp.*......................................................................       155,672
     2,751  Tricon Global Restaurants, Inc.*......................................................        90,783

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
     2,139  Wendy's International, Inc.*..........................................................  $     56,149
                                                                                                    ------------
                                                                                                       1,192,661
                                                                                                    ------------
            SAVINGS BANKS (0.4%)
     3,909  Charter One Financial, Inc............................................................       112,872
     2,976  Golden West Financial Corp............................................................       200,880
    10,142  Washington Mutual, Inc................................................................       538,160
                                                                                                    ------------
                                                                                                         851,912
                                                                                                    ------------
            SEMICONDUCTORS (3.6%)
     5,894  Advanced Micro Devices, Inc.*.........................................................        81,411
     7,455  Altera Corp.*.........................................................................       196,160
     6,725  Analog Devices, Inc.*.................................................................       344,236
     4,423  Broadcom Corp. (Class A)*.............................................................       373,744
     4,285  Conexant Systems, Inc.*...............................................................        65,882
   126,567  Intel Corp............................................................................     3,828,652
     5,956  Linear Technology Corp................................................................       275,465
     6,005  LSI Logic Corp.*......................................................................       102,625
     5,345  Maxim Integrated Products, Inc.*......................................................       255,558
    10,669  Micron Technology, Inc.*..............................................................       378,750
     3,359  National Semiconductor Corp.*.........................................................        67,600
    32,534  Texas Instruments, Inc................................................................     1,541,298
     3,378  Vitesse Semiconductor Corp.*..........................................................       186,846
     6,200  Xilinx, Inc.*.........................................................................       285,975
                                                                                                    ------------
                                                                                                       7,984,202
                                                                                                    ------------
            SERVICES TO THE HEALTH INDUSTRY (0.1%)
     5,523  IMS Health Inc........................................................................       149,121
     2,133  Quintiles Transnational Corp.*........................................................        44,660
                                                                                                    ------------
                                                                                                         193,781
                                                                                                    ------------
            SPECIALTY INSURANCE (0.2%)
     1,979  Ambac Financial Group, Inc............................................................       115,403
     1,850  MBIA, Inc.............................................................................       137,131
     2,008  MGIC Investment Corp..................................................................       135,415
                                                                                                    ------------
                                                                                                         387,949
                                                                                                    ------------
            SPECIALTY STORES (0.2%)
     2,397  AutoZone, Inc.*.......................................................................        68,315
     5,323  Bed Bath & Beyond Inc.*...............................................................       119,102
     5,559  Office Depot, Inc.*...................................................................        39,608
     8,540  Staples, Inc.*........................................................................       100,879
     2,743  Tiffany & Co..........................................................................        86,747
     3,837  Toys 'R' Us, Inc.*....................................................................        64,030
                                                                                                    ------------
                                                                                                         478,681
                                                                                                    ------------
            SPECIALTY TELECOMMUNICATIONS (0.7%)
     2,645  CenturyTel, Inc.......................................................................        94,559
    16,656  Global Crossing Ltd. (Bermuda)*.......................................................       238,389
NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
    31,145  Qwest Communications International, Inc.*.............................................  $  1,276,945
                                                                                                    ------------
                                                                                                       1,609,893
                                                                                                    ------------
            STEEL (0.1%)
     1,463  Allegheny Technologies Inc............................................................        23,225
     1,464  Nucor Corp............................................................................        58,103
     1,636  USX-U.S. Steel Group..................................................................        29,448
     1,516  Worthington Industries, Inc...........................................................        12,223
                                                                                                    ------------
                                                                                                         122,999
                                                                                                    ------------
            TELECOMMUNICATION EQUIPMENT (3.0%)
    14,518  ADC Telecommunications, Inc.*.........................................................       263,139
     1,497  Andrew Corp.*.........................................................................        32,560
     3,096  Comverse Technology, Inc.*............................................................       336,303
    17,295  Corning Inc...........................................................................       913,392
    62,804  Lucent Technologies Inc...............................................................       847,854
    41,080  Motorola, Inc.........................................................................       831,870
    58,252  Nortel Networks Corp. (Canada)........................................................     1,867,705
    14,061  QUALCOMM Inc.*........................................................................     1,155,638
     3,030  Scientific-Atlanta, Inc...............................................................        98,664
     7,720  Tellabs, Inc.*........................................................................       436,180
                                                                                                    ------------
                                                                                                       6,783,305
                                                                                                    ------------
            TOBACCO (0.9%)
    41,817  Philip Morris Companies, Inc..........................................................     1,839,948
     3,064  UST, Inc..............................................................................        85,984
                                                                                                    ------------
                                                                                                       1,925,932
                                                                                                    ------------
            TOOLS/HARDWARE (0.1%)
     1,537  Black & Decker Corp...................................................................        60,327
       399  Briggs & Stratton Corp................................................................        17,706
     1,084  Snap-On, Inc..........................................................................        30,217
     1,592  Stanley Works.........................................................................        49,651
                                                                                                    ------------
                                                                                                         157,901
                                                                                                    ------------
            TRUCKS/CONSTRUCTION/FARM MACHINERY (0.3%)
     6,465  Caterpillar, Inc......................................................................       305,875
       766  Cummins Engine Co., Inc...............................................................        29,060
     4,412  Deere & Co............................................................................       202,125
     1,097  Navistar International Corp.*.........................................................        28,728
     1,438  PACCAR, Inc...........................................................................        70,822
                                                                                                    ------------
                                                                                                         636,610
                                                                                                    ------------
            WHOLESALE DISTRIBUTORS (0.0%)
     1,767  Grainger (W.W.), Inc..................................................................        64,496
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            WIRELESS COMMUNICATIONS (0.3%)
    14,327  Nextel Communications, Inc. (Class A)*................................................  $    354,593
    17,533  Sprint Corp. (PCS Group)*.............................................................       358,330
                                                                                                    ------------
                                                                                                         712,923
                                                                                                    ------------

            TOTAL COMMON STOCKS
            (COST $218,670,737)...................................................................   220,288,820
                                                                                                    ------------


PRINCIPAL
AMOUNT IN
THOUSANDS
----------
            SHORT-TERM INVESTMENT (1.3%)
            REPURCHASE AGREEMENT
$    2,888  The Bank of New York 3.75% due 01/02/01 (dated 12/29/00; proceeds $2,888,870) (a)
              (COST $2,887,666)...................................................................     2,887,666
                                                                                                    ------------

TOTAL INVESTMENTS
(COST $221,558,403) (b)...................................................................  100.0%    223,176,486

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    0.0          77,262
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 223,253,748
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Collateralized by $2,748,883 Federal Home Loan Mortgage Corp. 6.875% due 01/15/05 valued at $2,945,458.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $32,508,366 and the aggregate gross unrealized depreciation is $30,890,283, resulting in net unrealized appreciation of $1,618,083.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2000:

                   DESCRIPTION,     UNDERLYING
   NUMBER OF      DELIVERY MONTH,   FACE AMOUNT    UNREALIZED
   CONTRACTS         AND YEAR        AT VALUE         LOSS
----------------------------------------------------------------
       7           S&P 500 Index
                    March/2001
                                    $2,336,250   $      (83,188)
                                                 ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - COMPETITIVE EDGE "BEST IDEAS"
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON AND PREFERRED STOCKS (96.7%)
           AUSTRALIA (2.3%)
           MEDIA CONGLOMERATES
 242,400   News Corporation Ltd. (Pref.)...........................................................  $ 1,732,869
                                                                                                     -----------

           FINLAND (2.7%)
           PULP & PAPER
  58,400   UPM-Kymmene Oyj.........................................................................    2,010,718
                                                                                                     -----------
           FRANCE (10.8%)
           ENGINEERING & CONSTRUCTION
  12,000   Suez Lyonnaise des Eaux.................................................................    2,198,628
                                                                                                     -----------
           FOOD: MAJOR DIVERSIFIED
  12,700   Groupe Danone...........................................................................    1,921,322
                                                                                                     -----------
           MULTI-LINE INSURANCE
  13,800   AXA.....................................................................................    2,001,938
                                                                                                     -----------
           OIL REFINING/MARKETING
  12,700   Total Fina Elf..........................................................................    1,895,003
                                                                                                     -----------

           TOTAL FRANCE............................................................................    8,016,891
                                                                                                     -----------
           GERMANY (2.3%)
           MOTOR VEHICLES
  52,900   Bayerische Motoren Werke (BMW) AG.......................................................    1,734,147
                                                                                                     -----------

           JAPAN (9.1%)
           CHEMICALS: SPECIALTY
  47,900   Shin-Etsu Chemical Co., Ltd.............................................................    1,841,503
                                                                                                     -----------
           ELECTRONIC EQUIPMENT/INSTRUMENTS
  77,900   Matsushita Electric Industrial Co., Ltd.................................................    1,858,165
                                                                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT
  24,900   Tokyo Electron Ltd......................................................................    1,366,291
                                                                                                     -----------
           ELECTRONICS/APPLIANCES
  24,810   Sony Corp...............................................................................    1,712,529
                                                                                                     -----------
           TOTAL JAPAN.............................................................................    6,778,488
                                                                                                     -----------
           NETHERLANDS (2.8%)
           BEVERAGES: ALCOHOLIC
  34,300   Heineken NV.............................................................................    2,082,418
                                                                                                     -----------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------

           SWEDEN (2.4%)
           LIFE/HEALTH INSURANCE
 112,000   Skandia Forsakrings AB..................................................................  $ 1,825,053
                                                                                                     -----------

           UNITED KINGDOM (5.0%)
           BEVERAGES: ALCOHOLIC
 173,200   Diageo PLC..............................................................................    1,942,135
                                                                                                     -----------
           INTEGRATED OIL
  36,800   BP Amoco PLC (ADR)......................................................................    1,761,800
                                                                                                     -----------

           TOTAL UNITED KINGDOM....................................................................    3,703,935
                                                                                                     -----------

           UNITED STATES (59.3%)
           AIR FREIGHT/COURIERS
  54,600   FedEx Corp.*............................................................................    2,181,816
                                                                                                     -----------
           BROADCASTING
  35,900   Clear Channel Communications, Inc.*.....................................................    1,738,906
                                                                                                     -----------
           CHEMICALS: MAJOR DIVERSIFIED
  40,300   Du Pont (E.I.) de Nemours & Co., Inc....................................................    1,946,994
                                                                                                     -----------
           COMPUTER COMMUNICATIONS
  41,400   Cisco Systems, Inc.*....................................................................    1,583,550
                                                                                                     -----------
           COMPUTER PERIPHERALS
  27,400   EMC Corp.*..............................................................................    1,822,100
                                                                                                     -----------
           DATA PROCESSING SERVICES
  29,400   Automatic Data Processing, Inc..........................................................    1,861,387
                                                                                                     -----------
           DISCOUNT STORES
  38,300   Wal-Mart Stores, Inc....................................................................    2,034,688
                                                                                                     -----------
           ELECTRICAL PRODUCTS
  24,700   Emerson Electric Co.....................................................................    1,946,669
                                                                                                     -----------
           FINANCIAL CONGLOMERATES
  32,300   American Express Co.....................................................................    1,774,481
                                                                                                     -----------
           INDUSTRIAL CONGLOMERATES
  40,300   General Electric Co.....................................................................    1,931,881
  25,000   United Technologies Corp................................................................    1,965,625
                                                                                                     -----------
                                                                                                       3,897,506
                                                                                                     -----------
           INTERNET SOFTWARE/SERVICES
  40,500   America Online, Inc.*...................................................................    1,409,400
  54,100   Exodus Communications, Inc.*............................................................    1,082,000
                                                                                                     -----------
                                                                                                       2,491,400
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - COMPETITIVE EDGE "BEST IDEAS"
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MAJOR BANKS
  38,100   Bank of New York Co., Inc...............................................................  $ 2,102,644
                                                                                                     -----------
           MEDIA CONGLOMERATES
  27,900   Time Warner Inc.........................................................................    1,457,496
                                                                                                     -----------
           MEDICAL SPECIALTIES
  33,200   Medtronic, Inc..........................................................................    2,004,450
                                                                                                     -----------
           OIL & GAS PIPELINES
  21,900   Enron Corp..............................................................................    1,820,438
                                                                                                     -----------
           OILFIELD SERVICES/EQUIPMENT
  43,200   Halliburton Co..........................................................................    1,566,000
  22,400   Schlumberger Ltd........................................................................    1,790,600
                                                                                                     -----------
                                                                                                       3,356,600
                                                                                                     -----------
           PACKAGED SOFTWARE
  39,400   Microsoft Corp.*........................................................................    1,708,975
                                                                                                     -----------
           PHARMACEUTICALS: MAJOR
  34,200   American Home Products Corp.............................................................    2,173,410
  30,900   Schering-Plough Corp....................................................................    1,753,575
                                                                                                     -----------
                                                                                                       3,926,985
                                                                                                     -----------
           SEMICONDUCTORS
  16,800   Broadcom Corp. (Class A)*...............................................................    1,419,600
                                                                                                     -----------
           TELECOMMUNICATION EQUIPMENT
 107,000   Lucent Technologies Inc.................................................................    1,444,500
  82,800   Motorola, Inc...........................................................................    1,676,700
                                                                                                     -----------
                                                                                                       3,121,200
                                                                                                     -----------

           TOTAL UNITED STATES.....................................................................   44,197,885
                                                                                                     -----------

           TOTAL COMMON AND PREFERRED STOCKS
           (COST $78,938,124)......................................................................   72,082,404
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (3.3%)
           REPURCHASE AGREEMENT
$  2,472   The Bank of New York 3.75% due 01/02/01 (dated 12/29/00; proceeds $2,472,776) (a)
             (COST $2,471,746).....................................................................  $ 2,471,746
                                                                                                     -----------

TOTAL INVESTMENTS
(COST $81,409,870) (b).....................................................................  100.0%    74,554,150

LIABILITIES IN EXCESS OF OTHER ASSETS......................................................    0.0         (6,041)
                                                                                             -----   ------------

NET ASSETS.................................................................................  100.0%  $ 74,548,109
                                                                                             -----   ------------
                                                                                             -----   ------------

---------------------

ADR   American Depository Receipt.
 *    Non-income producing security.
(a) Collateralized by $2,352,952 Freddie Mac 6.875% due 01/15/05 valued at $2,521,214.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $6,129,358 and the aggregate gross unrealized depreciation is $12,985,078, resulting in net unrealized depreciation of $6,855,720.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - COMPETITIVE EDGE "BEST IDEAS"
SUMMARY OF INVESTMENTS DECEMBER 31, 2000

                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Air Freight/Couriers...............................................................  $ 2,181,816      2.9%
Beverages: Alcoholic...............................................................    4,024,553      5.4
Broadcasting.......................................................................    1,738,906      2.3
Chemicals: Major Diversified.......................................................    1,946,994      2.6
Chemicals: Specialty...............................................................    1,841,503      2.5
Computer Communications............................................................    1,583,550      2.1
Computer Peripherals...............................................................    1,822,100      2.5
Data Processing Services...........................................................    1,861,387      2.5
Discount Stores....................................................................    2,034,688      2.7
Electrical Products................................................................    1,946,669      2.6
Electronic Equipment/Instruments...................................................    1,858,165      2.5
Electronic Production Equipment....................................................    1,366,291      1.8
Electronics/Appliances.............................................................    1,712,529      2.3
Engineering & Construction.........................................................    2,198,628      2.9
Financial Conglomerates............................................................    1,774,481      2.4
Food: Major Diversified............................................................    1,921,322      2.6
Industrial Conglomerates...........................................................    3,897,506      5.2
Integrated Oil.....................................................................    1,761,800      2.4
Internet Software/Services.........................................................    2,491,400      3.3
Life/Health Insurance..............................................................    1,825,053      2.5
Major Banks........................................................................    2,102,644      2.8
                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Media Conglomerates................................................................  $ 3,190,365      4.3%
Medical Specialties................................................................    2,004,450      2.7
Motor Vehicles.....................................................................    1,734,147      2.3
Multi-Line Insurance...............................................................    2,001,938      2.7
Oil & Gas Pipelines................................................................    1,820,438      2.5
Oil Refining/Marketing.............................................................    1,895,003      2.5
Oilfield Services/Equipment........................................................    3,356,600      4.5
Packaged Software..................................................................    1,708,975      2.3
Pharmaceuticals: Major.............................................................    3,926,985      5.3
Pulp & Paper.......................................................................    2,010,718      2.7
Semiconductors.....................................................................    1,419,600      1.9
Telecommunication Equipment........................................................    3,121,200      4.2
Repurchase Agreement...............................................................    2,471,746      3.3
                                                                                     -----------    -----
                                                                                     $74,554,150    100.0%
                                                                                     -----------    -----
                                                                                     -----------    -----

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                      VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks......................................................................  $70,349,535     94.4%
Preferred Stock....................................................................    1,732,869      2.3
Short-Term Investment..............................................................    2,471,746      3.3
                                                                                     -----------    -----
                                                                                     $74,554,150    100.0%
                                                                                     -----------    -----
                                                                                     -----------    -----

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - AGGRESSIVE EQUITY PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (92.2%)
           ADVERTISING/MARKETING SERVICES (1.0%)
  12,710   Interpublic Group of Companies, Inc.....................................................  $   540,969
   8,500   Omnicom Group, Inc......................................................................      704,437
   4,700   WPP Group PLC (ADR) (United Kingdom)....................................................      295,219
                                                                                                     -----------
                                                                                                       1,540,625
                                                                                                     -----------
           AEROSPACE & DEFENSE (0.5%)
   9,980   General Dynamics Corp...................................................................      778,440
                                                                                                     -----------
           AIR FREIGHT/COURIERS (0.2%)
   6,400   FedEx Corp.*............................................................................      255,744
                                                                                                     -----------
           AIRLINES (0.2%)
   8,100   AMR Corp.*..............................................................................      317,419
                                                                                                     -----------
           ALUMINUM (0.5%)
  22,370   Alcoa, Inc..............................................................................      749,395
                                                                                                     -----------
           APPAREL/FOOTWEAR (0.2%)
   5,400   Nike, Inc. (Class B)....................................................................      301,387
                                                                                                     -----------
           APPAREL/FOOTWEAR RETAIL (0.5%)
  10,700   Abercrombie & Fitch Co. (Class A)*......................................................      214,000
   6,640   Gap, Inc. (The).........................................................................      169,320
  25,190   Limited, Inc. (The).....................................................................      429,804
                                                                                                     -----------
                                                                                                         813,124
                                                                                                     -----------
           BEVERAGES: ALCOHOLIC (2.3%)
  47,160   Anheuser-Busch Companies, Inc...........................................................    2,145,780
  16,100   Coors (Adolph) Co. (Class B) (Non-Voting)...............................................    1,293,031
                                                                                                     -----------
                                                                                                       3,438,811
                                                                                                     -----------
           BEVERAGES: NON-ALCOHOLIC (2.1%)
  12,100   Coca-Cola Co............................................................................      737,344
  48,990   PepsiCo, Inc............................................................................    2,428,067
                                                                                                     -----------
                                                                                                       3,165,411
                                                                                                     -----------
           BIOTECHNOLOGY (4.3%)
   3,180   Abgenix, Inc.*..........................................................................      187,819
   3,380   COR Therapeutics, Inc.*.................................................................      118,934
   4,000   CV Therapeutics, Inc.*..................................................................      283,000
   3,430   Enzon, Inc.*............................................................................      212,874
  19,700   Genentech, Inc.*........................................................................    1,605,550
   6,000   Genzyme Corp. (General Division)*.......................................................      539,625
  13,410   Human Genome Sciences, Inc.*............................................................      929,481
   7,620   IDEC Pharmaceuticals Corp.*.............................................................    1,444,466
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   2,060   Invitrogen Corp.*.......................................................................  $   177,932
  14,670   Millennium Pharmaceuticals, Inc.*.......................................................      907,706
   2,080   Protein Design Labs, Inc.*..............................................................      180,700
                                                                                                     -----------
                                                                                                       6,588,087
                                                                                                     -----------
           CABLE/SATELLITE TV (2.4%)
   5,110   Adelphia Communications Corp. (Class A)*................................................      263,804
   3,600   Cablevision Systems Corp. (Class A)*....................................................      305,775
  45,000   Charter Communications, Inc. (Class A)*.................................................    1,020,937
  40,200   Comcast Corp. (Class A Special)*........................................................    1,678,350
   7,380   Cox Communications, Inc. (Class A)*.....................................................      343,631
                                                                                                     -----------
                                                                                                       3,612,497
                                                                                                     -----------
           COMPUTER COMMUNICATIONS (2.0%)
  20,720   Brocade Communications Systems, Inc.*...................................................    1,902,355
  14,000   Cisco Systems, Inc.*....................................................................      535,500
     510   Extreme Networks, Inc.*.................................................................       19,954
   5,000   Juniper Networks, Inc.*.................................................................      630,312
                                                                                                     -----------
                                                                                                       3,088,121
                                                                                                     -----------
           COMPUTER PERIPHERALS (0.7%)
  11,300   EMC Corp.*..............................................................................      751,450
   4,610   QLogic Corp.*...........................................................................      354,970
                                                                                                     -----------
                                                                                                       1,106,420
                                                                                                     -----------
           COMPUTER PROCESSING HARDWARE (0.4%)
   3,210   Palm, Inc.*.............................................................................       90,883
  19,400   Sun Microsystems, Inc.*.................................................................      540,775
                                                                                                     -----------
                                                                                                         631,658
                                                                                                     -----------
           CONTRACT DRILLING (1.5%)
  51,550   ENSCO International Inc.................................................................    1,755,922
   9,460   Nabors Industries, Inc.*................................................................      559,559
                                                                                                     -----------
                                                                                                       2,315,481
                                                                                                     -----------
           DATA PROCESSING SERVICES (1.3%)
  10,180   Automatic Data Processing, Inc..........................................................      644,521
   8,500   Bisys Group, Inc. (The)*................................................................      443,062
   6,600   DST Systems, Inc.*......................................................................      442,200
   7,890   Paychex, Inc............................................................................      383,651
                                                                                                     -----------
                                                                                                       1,913,434
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - AGGRESSIVE EQUITY PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           DEPARTMENT STORES (0.5%)
  12,500   Kohl's Corp.*...........................................................................  $   762,500
                                                                                                     -----------
           DISCOUNT STORES (1.4%)
  22,300   Target Corp.............................................................................      719,175
  27,000   Wal-Mart Stores, Inc....................................................................    1,434,375
                                                                                                     -----------
                                                                                                       2,153,550
                                                                                                     -----------
           DRUGSTORE CHAINS (0.7%)
  11,600   CVS Corp................................................................................      695,275
   9,900   Walgreen Co.............................................................................      413,944
                                                                                                     -----------
                                                                                                       1,109,219
                                                                                                     -----------
           ELECTRIC UTILITIES (2.6%)
  10,490   Constellation Energy Group, Inc.........................................................      472,706
  15,000   Dominion Resources, Inc.................................................................    1,005,000
  13,740   Duke Energy Corp........................................................................    1,171,335
  13,190   Exelon Corp.............................................................................      926,070
   5,000   FPL Group, Inc..........................................................................      358,750
                                                                                                     -----------
                                                                                                       3,933,861
                                                                                                     -----------
           ELECTRICAL PRODUCTS (0.3%)
   6,400   Emerson Electric Co.....................................................................      504,400
                                                                                                     -----------
           ELECTRONIC COMPONENTS (0.2%)
   7,980   Sawtek, Inc.*...........................................................................      368,576
                                                                                                     -----------
           FINANCE/RENTAL/LEASING (3.3%)
  27,820   Countrywide Credit Industries, Inc......................................................    1,397,955
  17,500   Fannie Mae..............................................................................    1,518,125
  22,440   Freddie Mac.............................................................................    1,545,555
   6,800   USA Education Inc.......................................................................      462,400
                                                                                                     -----------
                                                                                                       4,924,035
                                                                                                     -----------
           FINANCIAL CONGLOMERATES (1.4%)
  40,513   Citigroup, Inc..........................................................................    2,068,695
                                                                                                     -----------
           FOOD RETAIL (1.6%)
  36,070   Kroger Co.*.............................................................................      976,144
  24,420   Safeway Inc.*...........................................................................    1,526,250
                                                                                                     -----------
                                                                                                       2,502,394
                                                                                                     -----------
           FOOD: MAJOR DIVERSIFIED (1.9%)
  27,300   Groupe Danone (ADR) (France)............................................................      838,110
  22,570   Ralston-Ralston Purina Group............................................................      589,641
  17,420   Sara Lee Corp...........................................................................      427,879
  17,132   Unilever N.V. (Netherlands).............................................................    1,078,245
                                                                                                     -----------
                                                                                                       2,933,875
                                                                                                     -----------
           FOOD: MEAT/FISH/DAIRY (0.3%)
  14,760   ConAgra, Inc............................................................................      383,760
                                                                                                     -----------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           FOOD: SPECIALTY/CANDY (0.5%)
  12,940   Hershey Foods Corp......................................................................  $   833,012
                                                                                                     -----------
           HOME IMPROVEMENT CHAINS (0.5%)
  14,830   Home Depot, Inc. (The)..................................................................      677,546
                                                                                                     -----------
           HOSPITAL/NURSING MANAGEMENT (3.2%)
  49,820   HCA-The Healthcare Corp.................................................................    2,192,578
  29,000   Health Management Associates, Inc. (Class A)*...........................................      601,750
  43,100   Tenet Healthcare Corp.*.................................................................    1,915,256
   1,290   Universal Health Services, Inc. (Class B)*..............................................      144,157
                                                                                                     -----------
                                                                                                       4,853,741
                                                                                                     -----------
           HOUSEHOLD/PERSONAL CARE (1.5%)
  14,250   Avon Products, Inc......................................................................      682,219
  22,200   Kimberly-Clark Corp.....................................................................    1,569,318
                                                                                                     -----------
                                                                                                       2,251,537
                                                                                                     -----------
           INDUSTRIAL CONGLOMERATES (3.0%)
  32,830   General Electric Co.....................................................................    1,573,788
   9,200   Minnesota Mining & Manufacturing Co.....................................................    1,108,600
  18,600   Tyco International Ltd. (Bermuda).......................................................    1,032,300
  10,700   United Technologies Corp................................................................      841,287
                                                                                                     -----------
                                                                                                       4,555,975
                                                                                                     -----------
           INFORMATION TECHNOLOGY SERVICES (0.7%)
   9,400   Electronic Data Systems Corp............................................................      542,850
  14,850   PeopleSoft, Inc.*.......................................................................      552,234
                                                                                                     -----------
                                                                                                       1,095,084
                                                                                                     -----------
           INSURANCE BROKERS/SERVICES (0.8%)
  10,000   Marsh & McLennan Companies, Inc.........................................................    1,170,000
                                                                                                     -----------
           INTEGRATED OIL (1.3%)
  20,730   Exxon Mobil Corp........................................................................    1,802,214
   3,350   Royal Dutch Petroleum Co. (Netherlands).................................................      202,884
                                                                                                     -----------
                                                                                                       2,005,098
                                                                                                     -----------
           INTERNET SOFTWARE/SERVICES (1.1%)
  21,710   BEA Systems, Inc.*......................................................................    1,461,354
   6,390   WatchGuard Technologies, Inc.*..........................................................      202,084
                                                                                                     -----------
                                                                                                       1,663,438
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - AGGRESSIVE EQUITY PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           INVESTMENT BANKS/BROKERS (3.1%)
  13,750   Goldman Sachs Group, Inc. (The).........................................................  $ 1,470,391
  21,950   Lehman Brothers Holdings, Inc...........................................................    1,484,369
  25,260   Merrill Lynch & Co., Inc................................................................    1,722,416
                                                                                                     -----------
                                                                                                       4,677,176
                                                                                                     -----------
           INVESTMENT MANAGERS (0.9%)
  13,775   Amvescap PLC (ADR) (United Kingdom).....................................................      599,212
  12,300   Federated Investors, Inc. (Class B).....................................................      358,237
  10,500   Stilwell Financial, Inc.................................................................      414,094
                                                                                                     -----------
                                                                                                       1,371,543
                                                                                                     -----------
           LIFE/HEALTH INSURANCE (0.5%)
  10,900   AFLAC, Inc..............................................................................      786,844
                                                                                                     -----------
           MAJOR BANKS (3.4%)
  15,520   Bank of New York Co., Inc...............................................................      856,510
  13,100   BB&T Corp...............................................................................      488,794
   8,000   Chase Manhattan Corp. (The)*............................................................      363,500
   8,830   Mellon Financial Corp...................................................................      434,326
  10,600   PNC Financial Services Group, Inc.......................................................      774,463
   4,620   State Street Corp.......................................................................      573,850
   7,030   U.S. Bancorp............................................................................      205,188
  27,000   Wells Fargo & Co........................................................................    1,503,563
                                                                                                     -----------
                                                                                                       5,200,194
                                                                                                     -----------
           MAJOR TELECOMMUNICATIONS (1.1%)
  16,000   SBC Communications, Inc.................................................................      764,000
  18,520   Verizon Communications..................................................................      928,315
                                                                                                     -----------
                                                                                                       1,692,315
                                                                                                     -----------
           MANAGED HEALTH CARE (0.5%)
   5,800   CIGNA Corp..............................................................................      767,340
                                                                                                     -----------
           MEDIA CONGLOMERATES (0.7%)
  31,000   Fox Entertainment Group, Inc. (Class A)*................................................      554,125
  10,340   Viacom, Inc. (Class B) (Non-Voting)*....................................................      483,395
                                                                                                     -----------
                                                                                                       1,037,520
                                                                                                     -----------
           MEDICAL DISTRIBUTORS (1.1%)
  16,300   Cardinal Health, Inc....................................................................    1,623,888
                                                                                                     -----------
           MEDICAL SPECIALTIES (3.1%)
  32,750   ALZA Corp. *............................................................................    1,391,875
  20,000   Baxter International, Inc...............................................................    1,766,250
   7,000   Beckman Coulter, Inc....................................................................      293,563
  12,995   Biomet, Inc.............................................................................      515,739
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   8,000   Inhale Therapeutic Systems, Inc.*.......................................................  $   404,000
   6,600   St. Jude Medical, Inc.*.................................................................      405,488
                                                                                                     -----------
                                                                                                       4,776,915
                                                                                                     -----------
           MEDICAL/NURSING SERVICES (0.2%)
  22,000   Healthsouth Corp.*......................................................................      358,875
                                                                                                     -----------
           MULTI-LINE INSURANCE (2.9%)
  32,830   American International Group, Inc.......................................................    3,235,807
  15,510   Hartford Financial Services Group, Inc. (The)...........................................    1,095,394
                                                                                                     -----------
                                                                                                       4,331,201
                                                                                                     -----------
           OIL & GAS PIPELINES (1.0%)
  20,480   El Paso Energy Corp.....................................................................    1,466,880
                                                                                                     -----------
           OILFIELD SERVICES/EQUIPMENT (0.2%)
  10,200   UTI Energy Corp.*.......................................................................      335,325
                                                                                                     -----------
           PACKAGED SOFTWARE (2.3%)
  13,010   Check Point Software Technologies Ltd. (Israel)*........................................    1,737,648
   6,360   i2 Technologies, Inc.*..................................................................      345,825
   3,810   Mercury Interactive Corp.*..............................................................      343,853
  23,000   Oracle Corp.*...........................................................................      668,438
   6,410   Siebel Systems, Inc.*...................................................................      433,476
                                                                                                     -----------
                                                                                                       3,529,240
                                                                                                     -----------
           PHARMACEUTICALS: GENERIC DRUGS (0.2%)
   6,200   Watson Pharmaceuticals, Inc.*...........................................................      317,363
                                                                                                     -----------
           PHARMACEUTICALS: MAJOR (7.9%)
  57,210   Abbott Laboratories.....................................................................    2,771,109
  36,800   American Home Products Corp.............................................................    2,338,640
   7,800   Lilly (Eli) & Co........................................................................      725,888
  19,600   Merck & Co., Inc........................................................................    1,835,050
  16,990   Pfizer Inc..............................................................................      781,540
  29,900   Pharmacia Corp..........................................................................    1,823,900
  30,000   Schering-Plough Corp....................................................................    1,702,500
                                                                                                     -----------
                                                                                                      11,978,627
                                                                                                     -----------
           PHARMACEUTICALS: OTHER (3.4%)
   8,450   Allergan, Inc...........................................................................      818,066
  12,210   Forest Laboratories, Inc.*..............................................................    1,622,404
  24,600   King Pharmaceuticals, Inc.*.............................................................    1,271,513
  19,300   Teva Pharmaceutical Industries Ltd. (ADR) (Israel)......................................    1,413,725
                                                                                                     -----------
                                                                                                       5,125,708
                                                                                                     -----------
           PROPERTY - CASUALTY INSURERS (2.9%)
  12,800   ACE, Ltd. (Bermuda).....................................................................      543,200
  26,100   Allstate Corp. (The) (Note 4)...........................................................    1,136,981

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - AGGRESSIVE EQUITY PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   9,300   Chubb Corp. (The).......................................................................  $   804,450
  14,400   Everest Re Group, Ltd. (Bermuda)........................................................    1,031,400
   6,100   PartnerRe Ltd. (Bermuda)................................................................      372,100
   9,500   St. Paul Companies, Inc.................................................................      515,969
                                                                                                     -----------
                                                                                                       4,404,100
                                                                                                     -----------
           PULP & PAPER (0.5%)
   9,900   Georgia-Pacific Corp....................................................................      308,138
  10,800   International Paper Co..................................................................      440,775
                                                                                                     -----------
                                                                                                         748,913
                                                                                                     -----------
           REGIONAL BANKS (1.2%)
  11,000   Fifth Third Bancorp.....................................................................      657,250
  14,160   Northern Trust Corp.....................................................................    1,154,925
                                                                                                     -----------
                                                                                                       1,812,175
                                                                                                     -----------
           RESTAURANTS (0.7%)
   4,100   Brinker International, Inc.*............................................................      173,225
   7,100   Darden Restaurants, Inc.................................................................      162,413
  15,900   Starbucks Corp.*........................................................................      703,575
                                                                                                     -----------
                                                                                                       1,039,213
                                                                                                     -----------
           SAVINGS BANKS (1.0%)
   6,500   Golden West Financial Corp..............................................................      438,750
  19,700   Washington Mutual, Inc..................................................................    1,045,331
                                                                                                     -----------
                                                                                                       1,484,081
                                                                                                     -----------
           SEMICONDUCTORS (1.5%)
   8,350   Altera Corp.*...........................................................................      219,709
  24,960   Micron Technology, Inc.*................................................................      886,080
  17,300   Texas Instruments, Inc..................................................................      819,588
   8,810   Xilinx, Inc.*...........................................................................      406,361
                                                                                                     -----------
                                                                                                       2,331,738
                                                                                                     -----------
           SPECIALTY INSURANCE (1.1%)
   6,770   MGIC Investment Corp....................................................................      456,552
   6,410   PMI Group, Inc..........................................................................      433,877
   4,460   Radian Group, Inc.......................................................................      334,779
   5,300   XL Capital Ltd. (Class A) (Bermuda).....................................................      463,088
                                                                                                     -----------
                                                                                                       1,688,296
                                                                                                     -----------
           TELECOMMUNICATION EQUIPMENT (3.2%)
   8,200   CIENA Corp.*............................................................................      667,275
  15,250   Comverse Technology, Inc.*..............................................................    1,656,531
  14,300   Motorola, Inc...........................................................................      289,575
  31,568   Nokia Oyj (ADR) (Finland)...............................................................    1,373,208
   9,050   Powerwave Technologies, Inc.*...........................................................      529,425
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  12,800   Tekelec*................................................................................  $   384,000
                                                                                                     -----------
                                                                                                       4,900,014
                                                                                                     -----------
           TOBACCO (0.4%)
  13,370   Philip Morris Companies, Inc............................................................      588,280
                                                                                                     -----------
           WIRELESS COMMUNICATIONS (0.3%)
  11,817   Vodafone Group PLC (ADR) (United Kingdom)...............................................      423,196
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (COST $128,758,675).....................................................................  140,163,310
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENT (a) (8.5%)
           U.S. GOVERNMENT AGENCY
$ 12,950   Federal National Mortgage Assoc. 5.75% due 01/02/01
             (COST $12,947,932)...................................................................    12,947,932
                                                                                                    ------------

TOTAL INVESTMENTS
(COST $141,706,607) (b) ..................................................................  100.8%    153,111,242

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (0.8)     (1,061,861)
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 152,049,381
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR   American Depository Receipt.
 *    Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $14,453,637 and the aggregate gross unrealized depreciation is $3,049,002, resulting in net unrealized appreciation of $11,404,635.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - INFORMATION PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

NUMBER OF
 SHARES                                                                              VALUE
---------------------------------------------------------------------------------------------
           COMMON STOCKS (87.6%)
           AEROSPACE & DEFENSE (1.4%)
    820    General Dynamics Corp.................................................  $   63,960
                                                                                   ----------
           CABLE/SATELLITE TV (5.1%)
  3,400    Charter Communications, Inc. (Class A)*...............................      77,138
  2,035    Comcast Corp. (Class A Special)*......................................      84,961
  1,600    Cox Communications, Inc. (Class A)*...................................      74,500
                                                                                   ----------
                                                                                      236,599
                                                                                   ----------
           COMPUTER COMMUNICATIONS (5.2%)
    300    Avocent Corp.*........................................................       8,100
  1,340    Cisco Systems, Inc.*..................................................      51,255
    690    Emulex Corp.*.........................................................      55,157
    360    Extreme Networks, Inc.*...............................................      14,085
    755    Finisar Corp.*........................................................      21,895
    950    Foundry Networks, Inc.*...............................................      14,250
    575    Juniper Networks, Inc.*...............................................      72,486
                                                                                   ----------
                                                                                      237,228
                                                                                   ----------
           COMPUTER PERIPHERALS (4.3%)
  1,130    EMC Corp.*............................................................      75,145
  1,150    Network Appliance, Inc.*..............................................      73,870
    630    QLogic Corp.*.........................................................      48,510
                                                                                   ----------
                                                                                      197,525
                                                                                   ----------
           COMPUTER PROCESSING HARDWARE (3.2%)
  1,410    Compaq Computer Corp..................................................      21,220
    550    Gateway, Inc.*........................................................       9,894
    710    International Business Machines Corp..................................      60,350
  2,000    Sun Microsystems, Inc.*...............................................      55,750
                                                                                   ----------
                                                                                      147,214
                                                                                   ----------
           DATA PROCESSING SERVICES (1.1%)
    770    Automatic Data Processing, Inc........................................      48,751
                                                                                   ----------
           ELECTRIC UTILITIES (10.2%)
  1,235    American Electric Power Co., Inc......................................      57,427
    900    Dominion Resources, Inc...............................................      60,300
  3,900    PPL Corp..............................................................     176,231
  4,000    TXU Corp..............................................................     177,250
                                                                                   ----------
                                                                                      471,208
                                                                                   ----------
           ELECTRONIC COMPONENTS (5.1%)
    670    Anaren Microwave Inc.*................................................      45,016
  1,500    Cree Research, Inc.*..................................................      53,297
  1,705    Flextronics International, Ltd. (Singapore)*..........................      48,592
    700    Sanmina Corp.*........................................................      53,637
NUMBER OF
SHARES                                                                              VALUE
---------------------------------------------------------------------------------------------
  1,900    Stratos Lightwave, Inc.*..............................................  $   32,419
                                                                                   ----------
                                                                                      232,961
                                                                                   ----------
           ELECTRONIC EQUIPMENT/INSTRUMENTS (1.1%)
    475    PerkinElmer, Inc......................................................      49,875
                                                                                   ----------
           ELECTRONIC PRODUCTION EQUIPMENT (0.2%)
    290    Applied Materials, Inc.*..............................................      11,074
                                                                                   ----------
           ELECTRONICS/APPLIANCES (0.7%)
    450    Sony Corp. (ADR) (Japan)..............................................      31,387
                                                                                   ----------
           FINANCE/RENTAL/LEASING (1.1%)
    900    Providian Financial Corp..............................................      51,750
                                                                                   ----------
           FINANCIAL PUBLISHING/SERVICES (1.2%)
  1,180    SunGard Data Systems Inc.*............................................      55,607
                                                                                   ----------
           INDUSTRIAL CONGLOMERATES (3.0%)
  1,060    Tyco International Ltd. (Bermuda).....................................      58,830
  1,020    United Technologies Corp..............................................      80,197
                                                                                   ----------
                                                                                      139,027
                                                                                   ----------
           INFORMATION TECHNOLOGY SERVICES (1.0%)
  1,300    PeopleSoft, Inc.*.....................................................      48,344
                                                                                   ----------
           INTERNET SOFTWARE/SERVICES (6.0%)
    980    America Online, Inc.*.................................................      34,104
    740    Ariba, Inc.*..........................................................      39,775
  1,030    Art Technology Group, Inc.*...........................................      31,479
  1,400    BEA Systems, Inc.*....................................................      94,237
    450    BroadVision, Inc.*....................................................       5,316
    170    Exodus Communications, Inc.*..........................................       3,400
    115    Kana Communications, Inc.*............................................       1,322
  1,200    Openwave Systems Inc.*................................................      57,525
    115    VeriSign, Inc.*.......................................................       8,532
                                                                                   ----------
                                                                                      275,690
                                                                                   ----------
           MAJOR TELECOMMUNICATIONS (2.9%)
  1,450    SBC Communications, Inc...............................................      69,237
  1,300    Verizon Communications Inc............................................      65,163
                                                                                   ----------
                                                                                      134,400
                                                                                   ----------
           MEDIA CONGLOMERATES (0.3%)
    550    Disney (Walt) Co. (The)...............................................      15,916
                                                                                   ----------
           OILFIELD SERVICES/EQUIPMENT (1.5%)
    670    Schlumberger Ltd......................................................      53,558
    440    Veritas DGC Inc.*.....................................................      14,212
                                                                                   ----------
                                                                                       67,770
                                                                                   ----------
           PACKAGED SOFTWARE (8.4%)
    155    Actuate Software Corp.*...............................................       2,964
    400    Check Point Software Technologies Ltd. (Israel)*......................      53,425
  1,250    i2 Technologies, Inc.*................................................      67,969

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - INFORMATION PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
SHARES                                                                              VALUE
---------------------------------------------------------------------------------------------
    820    Mercury Interactive Corp.*............................................  $   74,005
    725    Micromuse Inc.*.......................................................      43,761
    800    Microsoft Corp.*......................................................      34,700
  1,600    Oracle Corp.*.........................................................      46,500
    750    Veritas Software Corp.*...............................................      65,625
                                                                                   ----------
                                                                                      388,949
                                                                                   ----------
           PHARMACEUTICALS: MAJOR (1.4%)
  1,400    Pfizer, Inc...........................................................      64,400
                                                                                   ----------
           RECREATIONAL PRODUCTS (0.5%)
    510    Electronic Arts Inc.*.................................................      21,739
                                                                                   ----------
           SEMICONDUCTORS (8.7%)
    740    Analog Devices, Inc.*.................................................      37,879
    305    Applied Micro Circuits Corp.*.........................................      22,889
    160    Broadcom Corp. (Class A)*.............................................      13,520
    725    Conexant Systems, Inc.*...............................................      11,147
    580    GlobeSpan, Inc.*......................................................      15,950
  1,200    Intel Corp............................................................      36,300
    660    Maxim Integrated Products, Inc.*......................................      31,556
     75    Micron Technology, Inc.*..............................................       2,663
    500    SDL, Inc.*............................................................      74,094
    950    STMicroelectronics NV (France)........................................      40,672
  1,000    Texas Instruments, Inc................................................      47,375
  1,280    TranSwitch Corp.*.....................................................      50,080
    265    Vitesse Semiconductor Corp.*..........................................      14,658
                                                                                   ----------
                                                                                      398,783
                                                                                   ----------
           SPECIALTY TELECOMMUNICATIONS (0.7%)
    800    Qwest Communications International, Inc.*.............................      32,800
                                                                                   ----------
           TELECOMMUNICATION EQUIPMENT (10.8%)
  2,900    ADC Telecommunications, Inc.*.........................................      52,563
    635    CIENA Corp.*..........................................................      51,673
    920    Comverse Technology, Inc.*............................................      99,935
  1,160    Corning Inc...........................................................      61,263
  1,360    Motorola, Inc.........................................................      27,540
  1,010    New Focus, Inc.*......................................................      35,098
  1,730    Nokia Corp. (ADR) (Finland)...........................................      75,255
  1,550    Nortel Networks Corp. (Canada)........................................      49,697
    970    Scientific-Atlanta, Inc...............................................      31,586
    300    Sycamore Networks, Inc.*..............................................      11,175
                                                                                   ----------
                                                                                      495,785
                                                                                   ----------
NUMBER OF
SHARES                                                                              VALUE
---------------------------------------------------------------------------------------------

           WIRELESS COMMUNICATIONS (2.5%)
  1,600    Nextel Communications, Inc. (Class A)*................................  $   39,600
    725    Vodafone Group PLC (ADR) (United Kingdom).............................      25,964
    485    Voicestream Wireless Corp.*...........................................      48,803
                                                                                   ----------
                                                                                      114,367
                                                                                   ----------

           TOTAL COMMON STOCKS
           (COST $4,318,713).....................................................   4,033,109
                                                                                   ----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENT (a) (12.2%)
           U.S. GOVERNMENT AGENCY
 $   560   Federal National Mortgage Assoc. 5.75% due 01/02/01
             (COST $559,911).....................................................     559,911
                                                                                   ----------

TOTAL INVESTMENTS
(COST $4,878,624) (b).......................................................................   99.8%    4,593,020

OTHER ASSETS IN EXCESS OF LIABILITIES.......................................................    0.2         8,480
                                                                                              -----   -----------

NET ASSETS..................................................................................  100.0%  $ 4,601,500
                                                                                              -----   -----------
                                                                                              -----   -----------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $86,160 and the aggregate gross unrealized depreciation is $371,764, resulting in net unrealized depreciation of $285,604.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (55.0%)
           AEROSPACE & DEFENSE (1.0%)
  20,000   General Dynamics Corp..................................................................  $  1,560,000
  83,000   Lockheed Martin Corp...................................................................     2,817,850
  89,000   Raytheon Co. (Class B).................................................................     2,764,562
                                                                                                    ------------
                                                                                                       7,142,412
                                                                                                    ------------
           AIRLINES (1.2%)
 150,000   AMR Corp.*.............................................................................     5,878,125
  50,000   Continental Airlines, Inc. (Class B)*..................................................     2,581,250
                                                                                                    ------------
                                                                                                       8,459,375
                                                                                                    ------------
           APPAREL/FOOTWEAR RETAIL (1.2%)
 192,825   Gap, Inc. (The)........................................................................     4,917,037
  50,000   Payless ShoeSource, Inc.*..............................................................     3,537,500
                                                                                                    ------------
                                                                                                       8,454,537
                                                                                                    ------------
           BEVERAGES: NON-ALCOHOLIC (0.2%)
  34,000   PepsiCo, Inc...........................................................................     1,685,125
                                                                                                    ------------
           BIOTECHNOLOGY (3.0%)
 115,000   Applera Corp. - Celera Genomics Group*.................................................     4,132,812
  72,000   COR Therapeutics, Inc.*................................................................     2,533,500
 111,300   Enzon, Inc.*...........................................................................     6,907,556
  60,000   Human Genome Sciences, Inc.*...........................................................     4,158,750
   8,500   Myriad Genetics, Inc.*.................................................................       703,375
  16,000   QLT PhotoTherapeutics Inc. (Canada)*...................................................       448,000
  38,000   Techne Corp.*..........................................................................     1,370,375
  28,000   Trimeris, Inc.*........................................................................     1,536,500
                                                                                                    ------------
                                                                                                      21,790,868
                                                                                                    ------------
           CABLE/SATELLITE TV (0.2%)
  80,000   EchoStar Communications Corp. (Class A)*...............................................     1,820,000
                                                                                                    ------------
           CHEMICALS: MAJOR DIVERSIFIED (1.0%)
 200,800   Dow Chemical Co........................................................................     7,354,300
                                                                                                    ------------
           COMPUTER COMMUNICATIONS (1.1%)
 211,000   Cisco Systems, Inc.*...................................................................     8,070,750
                                                                                                    ------------
           COMPUTER PERIPHERALS (2.0%)
 221,600   EMC Corp.*.............................................................................    14,736,400
                                                                                                    ------------
           COMPUTER PROCESSING HARDWARE (0.6%)
 152,400   Sun Microsystems, Inc.*................................................................     4,248,150
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           CONTRACT DRILLING (1.6%)
 169,000   Diamond Offshore Drilling, Inc.........................................................  $  6,760,000
 100,000   Transocean Sedco Forex Inc.............................................................     4,600,000
                                                                                                    ------------
                                                                                                      11,360,000
                                                                                                    ------------
           DISCOUNT STORES (0.9%)
 169,000   Costco Wholesale Corp.*................................................................     6,749,438
                                                                                                    ------------
           ELECTRONIC EQUIPMENT/INSTRUMENT (0.3%)
  56,000   Tektronix, Inc.*.......................................................................     1,886,500
                                                                                                    ------------
           ENVIRONMENTAL SERVICES (0.8%)
 200,000   Allied Waste Industries, Inc.*.........................................................     2,912,500
 100,000   Waste Management, Inc..................................................................     2,775,000
                                                                                                    ------------
                                                                                                       5,687,500
                                                                                                    ------------
           FINANCE/RENTAL/LEASING (2.1%)
  85,500   Fannie Mae.............................................................................     7,417,125
 113,000   Freddie Mac............................................................................     7,782,875
                                                                                                    ------------
                                                                                                      15,200,000
                                                                                                    ------------
           FINANCIAL CONGLOMERATES (2.4%)
 145,200   American Express Co....................................................................     7,976,925
 188,266   Citigroup, Inc.........................................................................     9,613,333
                                                                                                    ------------
                                                                                                      17,590,258
                                                                                                    ------------
           FOOD: MAJOR DIVERSIFIED (1.0%)
 158,800   General Mills, Inc.....................................................................     7,076,525
                                                                                                    ------------
           INDUSTRIAL CONGLOMERATES (1.2%)
 177,600   General Electric Co....................................................................     8,513,700
                                                                                                    ------------
           INTERNET SOFTWARE/SERVICES (3.0%)
 135,800   America Online, Inc.*..................................................................     4,725,840
 356,200   Art Technology Group, Inc.*............................................................    10,886,363
  93,000   BEA Systems, Inc.*.....................................................................     6,260,063
                                                                                                    ------------
                                                                                                      21,872,266
                                                                                                    ------------
           INVESTMENT BANKS/BROKERS (1.6%)
 167,600   Merrill Lynch & Co., Inc...............................................................    11,428,225
                                                                                                    ------------
           MAJOR BANKS (3.5%)
 125,600   Bank of New York Co., Inc..............................................................     6,931,550
 197,500   Mellon Financial Corp..................................................................     9,714,531
 159,700   Wells Fargo & Co.......................................................................     8,893,294
                                                                                                    ------------
                                                                                                      25,539,375
                                                                                                    ------------
           MANAGED HEALTH CARE (1.4%)
 120,000   Oxford Health Plans, Inc.*.............................................................     4,740,000
  86,000   UnitedHealth Group Inc.................................................................     5,278,250
                                                                                                    ------------
                                                                                                      10,018,250
                                                                                                    ------------
           MEDIA CONGLOMERATES (1.4%)
 341,500   Disney (Walt) Co. (The)................................................................     9,882,156
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MEDICAL SPECIALTIES (4.4%)
 280,000   Applera Corp. - Applied Biosystems Group...............................................  $ 26,337,500
  60,000   Baxter International, Inc..............................................................     5,298,750
                                                                                                    ------------
                                                                                                      31,636,250
                                                                                                    ------------
           MULTI-LINE INSURANCE (1.4%)
 105,000   American International Group, Inc......................................................    10,349,063
                                                                                                    ------------
           OIL & GAS PRODUCTION (1.1%)
 114,000   Kerr-McGee Corp........................................................................     7,630,875
                                                                                                    ------------
           OILFIELD SERVICES/EQUIPMENT (1.5%)
  11,500   Schlumberger Ltd.......................................................................       919,281
 136,000   Smith International, Inc.*.............................................................    10,140,500
                                                                                                    ------------
                                                                                                      11,059,781
                                                                                                    ------------
           PACKAGED SOFTWARE (1.5%)
  78,500   Microsoft Corp.*.......................................................................     3,404,937
  82,100   Mercury Interactive Corp.*.............................................................     7,409,525
                                                                                                    ------------
                                                                                                      10,814,462
                                                                                                    ------------
           PHARMACEUTICALS: MAJOR (5.5%)
 121,437   Johnson & Johnson......................................................................    12,758,475
 101,200   Merck & Co., Inc.......................................................................     9,474,850
 315,200   Pfizer, Inc............................................................................    14,499,200
  57,000   Schering-Plough Corp...................................................................     3,234,750
                                                                                                    ------------
                                                                                                      39,967,275
                                                                                                    ------------
           PRECIOUS METALS (1.3%)
 251,000   Barrick Gold Corp. (Canada)............................................................     4,111,380
 150,000   Newmont Mining Corp....................................................................     2,559,375
 293,000   Placer Dome Inc. (Canada)..............................................................     2,820,125
                                                                                                    ------------
                                                                                                       9,490,880
                                                                                                    ------------
           PROPERTY - CASUALTY INSURERS (1.9%)
 124,000   ACE, Ltd. (Bermuda)....................................................................     5,262,250
 200,000   Allstate Corp. (The) (Note 4)..........................................................     8,712,500
                                                                                                    ------------
                                                                                                      13,974,750
                                                                                                    ------------
           REGIONAL BANKS (0.3%)
  64,000   Union Planters Corp....................................................................     2,288,000
                                                                                                    ------------
           SAVINGS BANKS (1.9%)
 203,700   Golden West Financial Corp.............................................................    13,749,750
                                                                                                    ------------
           SPECIALTY STORES (1.3%)
 439,600   Bed Bath & Beyond Inc.*................................................................     9,836,050
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           TELECOMMUNICATION EQUIPMENT (0.2%)
  31,000   Sycamore Networks, Inc.*...............................................................  $  1,154,750
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (COST $267,843,757)....................................................................   398,517,996
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           CORPORATE BONDS (9.5%)
           AEROSPACE & DEFENSE (0.4%)
 $ 1,400   Boeing Co.
             8.10% due 11/15/06...................................................................     1,529,542
   1,000   Raytheon Co.
             6.45% due 08/15/02...................................................................       999,120
                                                                                                    ------------
                                                                                                       2,528,662
                                                                                                    ------------
           AIRLINES (0.1%)
   1,000   Continental Airlines, Inc.
             8.307% due 04/02/18..................................................................     1,023,510
                                                                                                    ------------
           BEVERAGES: ALCOHOLIC (0.2%)
   1,000   Anheuser-Busch Companies, Inc.
             7.55% due 10/01/03...................................................................     1,094,560
                                                                                                    ------------
           CABLE/SATELLITE TV (0.1%)
   1,006   Continental Cablevision Inc.
             8.50% due 09/15/01...................................................................     1,014,450
                                                                                                    ------------
           COMPUTER PROCESSING HARDWARE (0.2%)
   1,500   Hewlett-Packard Co.
             7.15% due 06/15/05...................................................................     1,544,940
                                                                                                    ------------
           ELECTRIC UTILITIES (1.6%)
   1,000   Alabama Power Co.
             7.85% due 05/15/03...................................................................     1,029,250
   2,000   Arizona Public Service Co.
             5.875% due 02/15/04..................................................................     1,962,780
   1,000   Commonwealth Edison Co.
             8.375% due 09/15/22..................................................................     1,006,920
   1,000   Connecticut Light & Power Co.
             7.75% due 06/01/02...................................................................     1,017,560
   2,000   NSTAR
             8.00% due 02/15/10...................................................................     2,110,580
   1,000   South Carolina Electric & Gas Co.
             7.50% due 06/15/05...................................................................     1,045,690

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
 $ 1,000   Southern Energy Mid-Atlantic - 144A**
             10.06% due 12/30/28..................................................................  $  1,005,090
   1,000   Texas Utilities Electric Co.
             8.25% due 04/01/04...................................................................     1,050,400
   1,000   Texas Utilities Electric Co.
             8.125% due 02/01/02..................................................................     1,015,170
                                                                                                    ------------
                                                                                                      11,243,440
                                                                                                    ------------
           FINANCE/RENTAL/LEASING (0.4%)
   1,000   Household Finance Corp.
             7.875% due 03/01/07..................................................................     1,034,150
   1,500   Norwest Financial, Inc.
             6.375% due 07/16/02..................................................................     1,501,155
                                                                                                    ------------
                                                                                                       2,535,305
                                                                                                    ------------
           FINANCIAL CONGLOMERATES (0.3%)
   1,500   Associates Corporation of North America
             6.10% due 01/15/05...................................................................     1,480,830
   1,000   Textron Financial Corp.
             7.125% due 12/09/04..................................................................     1,023,700
                                                                                                    ------------
                                                                                                       2,504,530
                                                                                                    ------------
           FOOD: MAJOR DIVERSIFIED (0.3%)
   1,000   Bestfoods
             6.625% due 04/15/28..................................................................       924,490
   1,000   Unilever Capital Corp.
             7.125% due 11/01/10..................................................................     1,047,540
                                                                                                    ------------
                                                                                                       1,972,030
                                                                                                    ------------
           HOUSEHOLD/PERSONAL CARE (0.3%)
   1,000   Proctor & Gamble Co.
             6.45% due 01/15/26...................................................................       963,540
   1,000   Proctor & Gamble Co.
             6.60% due 12/15/04...................................................................     1,025,540
                                                                                                    ------------
                                                                                                       1,989,080
                                                                                                    ------------
           INDUSTRIAL CONGLOMERATES (0.6%)
   2,000   General Electric Capital Corp.
             6.80% due 11/01/05...................................................................     2,063,880
   1,000   Honeywell, Inc.
             6.625% due 06/15/28..................................................................       941,350
   1,000   Honeywell International, Inc.
             7.50% due 03/01/10...................................................................     1,081,580
                                                                                                    ------------
                                                                                                       4,086,810
                                                                                                    ------------
PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           INTEGRATED OIL (0.4%)
 $ 1,000   BP Amoco PLC
             5.90% due 04/15/09...................................................................  $    976,170
   1,000   Conoco Inc.
             6.95% due due 04/15/29...............................................................       980,040
   1,000   Phillips Pete Co.
             8.75% due 05/25/10...................................................................     1,140,210
                                                                                                    ------------
                                                                                                       3,096,420
                                                                                                    ------------
           INVESTMENT BANKS/BROKERS (0.7%)
   1,000   Bear Stearns Companies, Inc.
             7.625% due 12/07/09..................................................................     1,014,970
   2,000   KFW International Finance Co.
             7.125% due 02/15/05..................................................................     2,076,020
   1,000   Lehman Brothers Holdings Corp.
             7.875% due 08/15/10..................................................................     1,031,342
   1,000   Lehman Brothers Holdings Corp.
             8.25% due 06/15/07...................................................................     1,056,030
                                                                                                    ------------
                                                                                                       5,178,362
                                                                                                    ------------
           LIFE/HEALTH INSURANCE (0.1%)
   1,000   MONY Group, Inc. (The)
             7.45% due 12/15/05...................................................................     1,012,880
                                                                                                    ------------
           MAJOR BANKS (0.3%)
     500   Bank One Corp.
             7.625% due 08/01/05..................................................................       519,230
   1,000   First Union Corp.
             6.55% due 10/15/35...................................................................       974,960
   1,000   Westdeutsche Landesbank NY
             6.05% due 01/15/09...................................................................       951,080
                                                                                                    ------------
                                                                                                       2,445,270
                                                                                                    ------------
           MAJOR TELECOMMUNICATIONS (0.5%)
   2,000   Sprint Capital Corp.
             6.90% due 05/01/09...................................................................     1,699,600
   2,000   Worldcom, Inc. - 144A**
             7.375% due 01/15/06..................................................................     1,994,760
                                                                                                    ------------
                                                                                                       3,694,360
                                                                                                    ------------
           MEDIA CONGLOMERATES (0.6%)
   1,000   News America Holdings, Inc.
             7.75% due 12/01/45...................................................................       826,860
   1,000   Time Warner Inc.
             8.18% due 08/15/07...................................................................     1,071,780
   2,000   Time Warner Inc.
             9.15% due 02/01/23...................................................................     2,316,320
                                                                                                    ------------
                                                                                                       4,214,960
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           MOTOR VEHICLES (0.3%)
 $ 1,000   Daimler Chrysler North American Holding Co.
             8.00% due 06/15/10...................................................................  $  1,009,030
   1,000   Ford Motor Credit Corp.
             7.60% due 08/01/05...................................................................     1,027,590
                                                                                                    ------------
                                                                                                       2,036,620
                                                                                                    ------------
           MOVIES/ENTERTAINMENT (0.3%)
   1,900   Paramount Communications, Inc.
             7.50% due 01/15/02...................................................................     1,910,735
                                                                                                    ------------
           OIL & GAS PIPELINES (0.3%)
   1,000   Coastal Corp.
             7.625% due 09/01/08..................................................................     1,035,740
   1,000   Enron Corp. - 144A**
             8.00% due 08/15/05...................................................................     1,059,500
                                                                                                    ------------
                                                                                                       2,095,240
                                                                                                    ------------
           PHARMACEUTICALS: MAJOR (0.3%)
   1,000   Abbott Laboratories
             6.40% due 12/01/06...................................................................     1,010,130
   1,000   Johnson & Johnson
             6.95% due 09/01/29...................................................................     1,038,910
                                                                                                    ------------
                                                                                                       2,049,040
                                                                                                    ------------
           PROPERTY - CASUALTY INSURERS (0.1%)
   1,000   ACE INA Holdings
             8.30% due 08/15/06...................................................................     1,064,080
                                                                                                    ------------
           RAILROADS (0.5%)
   1,847   Southern Pacific Transportation Co. (Series B)
             7.28% due 04/30/15...................................................................     1,825,958
   1,000   Union Pacific Corp.
             6.34% due 11/25/03...................................................................       994,680
   1,000   Union Pacific Corp.
             6.625% due 02/01/08..................................................................       989,590
                                                                                                    ------------
                                                                                                       3,810,228
                                                                                                    ------------
           SAVINGS BANKS (0.2%)
   1,500   Washington Mutual Financial Corp.
             8.25% due 06/15/05...................................................................     1,581,330
                                                                                                    ------------
PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           SPECIALTY TELECOMMUNICATIONS (0.3%)
 $ 1,000   Qwest Capital Funding - 144A**
             7.90% due 08/15/10...................................................................  $  1,033,040
   1,000   U.S. West Capital Funding, Inc.
             6.875% due 08/15/01..................................................................     1,000,450
                                                                                                    ------------
                                                                                                       2,033,490
                                                                                                    ------------
           WIRELESS COMMUNICATIONS (0.1%)
   1,000   Vodaphone Group PLC (United Kingdom)
             7.50% due 07/15/06...................................................................     1,031,100
                                                                                                    ------------

           TOTAL CORPORATE BONDS
           (COST $67,362,370).....................................................................    68,791,432
                                                                                                    ------------

           FOREIGN GOVERNMENT OBLIGATIONS (0.5%)
   1,000   Manitoba (Province of) (Canada)
             5.50% due 10/01/08...................................................................       958,450
   2,000   Quebec (Provice of) (Canada)
             7.50% due 07/15/23...................................................................     2,140,040
   1,000   New Brunswick (Province of) (Canada)
             7.625% due 6/29/04...................................................................     1,051,190
                                                                                                    ------------

           TOTAL FOREIGN GOVERNMENT OBLIGATIONS
           (COST $3,902,470)......................................................................     4,149,680
                                                                                                    ------------

           U.S. GOVERNMENT & AGENCY OBLIGATIONS (13.2%)
   3,000   Federal Home Loan Banks
             4.875% due 01/22/02..................................................................     2,973,000
   4,000   Federal Home Loan Mortgage Corp.
             5.125% due 10/15/08..................................................................     3,793,560
   5,500   Federal Home Loan Mortgage Corp.
             7.375% due 05/15/03..................................................................     5,709,825
   4,000   Federal National Mortgage Assoc.
             5.625% due 05/14/04..................................................................     3,990,680
   2,000   Federal National Mortgage Assoc.
             7.125% due 02/15/05..................................................................     2,100,200

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
 $ 1,500   U.S. Treasury Bond
             6.00% due 02/15/26...................................................................  $  1,580,640
   4,250   U.S. Treasury Bond
             6.125% due 08/15/29..................................................................     4,628,080
  17,100   U.S. Treasury Bond
             6.25% due 08/15/23...................................................................    18,495,531
   1,000   U.S. Treasury Bond
             6.25% due 05/15/30...................................................................     1,116,250
   5,000   U.S. Treasury Note
             5.375% due 02/15/01..................................................................     4,997,050
  12,500   U.S. Treasury Note
             5.50% due 08/31/01...................................................................    12,484,625
   2,500   U.S. Treasury Note
             5.50% due 05/15/09...................................................................     2,552,250
   1,100   U.S. Treasury Note
             5.75% due 08/15/10...................................................................     1,152,767
   6,600   U.S. Treasury Note
             5.875% due 11/15/04..................................................................     6,772,062
   1,500   U.S. Treasury Note
             6.00% due 08/15/09...................................................................     1,583,175
   3,000   U.S. Treasury Note
             6.125% due 08/15/07..................................................................     3,159,090
   5,000   U.S. Treasury Note
             6.25% due 01/31/02...................................................................     5,040,650
   1,000   U.S. Treasury Note
             6.25% due 02/15/03...................................................................     1,021,540
   1,000   U.S. Treasury Note
             6.25% due 02/15/07...................................................................     1,056,720
   1,000   U.S. Treasury Note
             6.50% due 08/15/05...................................................................     1,057,630
   2,500   U.S. Treasury Note
             6.50% due 02/15/10...................................................................     2,735,650
   4,000   U.S. Treasury Note
             6.625% due 05/15/07..................................................................     4,314,560
   1,000   U.S. Treasury Note
             6.75% due 05/15/05...................................................................     1,064,940
   1,000   U.S. Treasury Note
             6.875% due 05/15/06..................................................................     1,081,630
   1,000   U.S. Treasury Note
             7.25% due 05/15/04...................................................................     1,064,230
                                                                                                    ------------

           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
           (COST $91,588,667).....................................................................    95,526,335
                                                                                                    ------------
PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------

           SHORT-TERM INVESTMENTS (a) (22.8%)
           U.S. GOVERNMENT AGENCIES
 $63,000   Federal Home Loan Banks
             6.21% due 01/24/01...................................................................  $ 62,750,048
  50,000   Federal Home Loan Mortgage Corp.
             6.42% due 01/09/01...................................................................    49,928,666
   7,400   Federal National Mortgage Assoc.
             5.75% due 01/02/01...................................................................     7,398,818
  45,000   Federal National Mortgage Assoc.
             6.34% due 01/17/01...................................................................    44,873,200
                                                                                                    ------------

           TOTAL SHORT-TERM INVESTMENTS
           (COST $164,950,732)....................................................................   164,950,732
                                                                                                    ------------

TOTAL INVESTMENTS
(COST $595,647,996) (b)...................................................................  101.0%    731,936,175

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (1.0)     (7,266,698)
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 724,669,477
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $149,739,073 and the aggregate gross unrealized depreciation is $13,450,894 resulting in net unrealized appreciation of $136,288,179.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                    MONEY      SHORT-TERM      QUALITY          HIGH
                                   MARKET         BOND       INCOME PLUS       YIELD         UTILITIES
--------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value *.....................  $366,574,595   $8,103,576   $405,792,920   $ 126,251,535   $569,434,842
Cash..........................         8,876      135,868         34,335        --              --
Receivable for:
    Investments sold..........       --            --            --             --              --
    Shares of beneficial
      interest sold...........     9,017,284       42,958         88,207          77,731        210,729
    Dividends.................       --            --            --             --              839,277
    Interest..................       478,407       94,930      6,095,784       4,871,556        922,277
    Foreign withholding taxes
      reclaimed...............       --            --            --             --              --
Unrealized appreciation on
  forward foreign currency
  contracts...................       --            --            --             --              --
Prepaid expenses and other
  assets......................           702       --                402           1,539        --
                                ------------   ----------   ------------   -------------   ------------
     TOTAL ASSETS.............   376,079,864    8,377,332    412,011,648     131,202,361    571,407,125
                                ------------   ----------   ------------   -------------   ------------
LIABILITIES:
Payable for:
    Investments purchased.....       --           500,456        --             --              --
    Shares of beneficial
      interest repurchased....     3,278,710          416         89,565          32,954        212,540
    Plan of distribution fee
      (Class Y)...............         2,350          269            933             409          3,750
    Investment management
      fee.....................       144,933        2,876        173,302          58,189        303,170
Payable to bank...............       --            --            --              468,653        --
Unrealized depreciation on
  forward foreign currency
  contracts...................       --            --            --             --              --
Accrued expenses and other
  payables....................        47,688       16,616         63,223          49,819         84,099
                                ------------   ----------   ------------   -------------   ------------
     TOTAL LIABILITIES........     3,473,681      520,633        327,023         610,024        603,559
                                ------------   ----------   ------------   -------------   ------------
NET ASSETS:
Paid-in-capital...............   372,605,899    7,827,062    443,117,606     398,122,505    323,610,694
Accumulated undistributed net
  investment income (loss)....           284        2,364        170,211         183,893          9,160
Accumulated undistributed net
  realized gain (loss)........       --            (4,461)   (38,610,588)    (39,570,205)    22,993,155
Net unrealized appreciation
  (depreciation)..............       --            31,734      7,007,396    (228,143,856)   224,190,557
                                ------------   ----------   ------------   -------------   ------------
     NET ASSETS...............  $372,606,183   $7,856,699   $411,684,625   $ 130,592,337   $570,803,566
                                ============   ==========   ============   =============   ============
     *IDENTIFIED COST.........  $366,574,595   $8,071,841   $398,785,524   $ 354,395,391   $345,244,285
                                ============   ==========   ============   =============   ============
CLASS X SHARES:
Net Assets....................  $358,793,358   $6,426,579   $406,508,445   $ 128,645,634   $551,734,115
Shares Outstanding (UNLIMITED
  AUTHORIZED SHARES OF $.01
  PAR VALUE)..................   358,793,055      645,177     39,765,490      52,896,806     25,442,824
      NET ASSET VALUE PER
      SHARE...................         $1.00        $9.96         $10.22           $2.43         $21.69
                                ============   ==========   ============   =============   ============
CLASS Y SHARES:
Net Assets....................   $13,812,825   $1,430,120     $5,176,180      $1,946,703    $19,069,451
Shares Outstanding (UNLIMITED
  AUTHORIZED SHARES OF $.01
  PAR VALUE)..................    13,812,844      143,718        506,767         799,540        879,677
      NET ASSET VALUE PER
      SHARE...................         $1.00        $9.95         $10.21           $2.43         $21.68
                                ============   ==========   ============   =============   ============

------------------

**   Foreign cash.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                                                                     GLOBAL
                                   INCOME        DIVIDEND           CAPITAL         DIVIDEND         EUROPEAN          PACIFIC
                                  BUILDER         GROWTH            GROWTH           GROWTH           GROWTH           GROWTH
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value *.....................  $59,765,461   $1,574,167,162     $188,062,101     $373,617,663     $516,171,816     $ 63,526,291
Cash..........................      --                64,962           84,057          147,808          411,370          408,887**
Receivable for:
    Investments sold..........      155,873         --                168,744        2,105,909          --             6,481,448
    Shares of beneficial
      interest sold...........        8,073          617,299           63,590          457,273        1,340,397        1,154,073
    Dividends.................      184,514        1,854,335          113,795          487,242          642,578           17,623
    Interest..................      348,721         --                --                 2,679            6,590            9,447
    Foreign withholding taxes
      reclaimed...............      --              --                --               448,690          746,700           15,838
Unrealized appreciation on
  forward foreign currency
  contracts...................      --              --                --               --               657,543          --
Prepaid expenses and other
  assets......................        1,897          359,947               41               58            9,682          --
                                -----------   --------------     ------------     ------------     ------------     ------------
     TOTAL ASSETS.............   60,464,539    1,577,063,705      188,492,328      377,267,322      519,986,676       71,613,607
                                -----------   --------------     ------------     ------------     ------------     ------------
LIABILITIES:
Payable for:
    Investments purchased.....      --             3,800,802          --               481,290          257,721          --
    Shares of beneficial
      interest repurchased....       59,346          662,932        1,656,484          477,998          272,821          157,207
    Plan of distribution fee
      (Class Y)...............          173            3,603              677              432            2,042              157
    Investment management
      fee.....................       37,675          683,207           99,931          233,590          404,148           59,611
Payable to bank...............      --              --                --               --               --             6,351,948
Unrealized depreciation on
  forward foreign currency
  contracts...................      --              --                --                13,802          --                14,787
Accrued expenses and other
  payables....................       20,165          106,308           32,773           79,558          104,813           92,294
                                -----------   --------------     ------------     ------------     ------------     ------------
     TOTAL LIABILITIES........      117,359        5,256,852        1,789,865        1,286,670        1,041,545        6,676,004
                                -----------   --------------     ------------     ------------     ------------     ------------
NET ASSETS:
Paid-in-capital...............   64,168,115    1,682,565,884      149,085,633      343,721,640      373,063,025      112,210,212
Accumulated undistributed net
  investment income (loss)....       29,137           (9,695)         800,627        6,759,117        4,054,954          (45,639)
Accumulated undistributed net
  realized gain (loss)........   (2,076,795)    (266,844,811)       7,414,697         (383,132)      75,018,381      (40,084,367)
Net unrealized appreciation
  (depreciation)..............   (1,773,277)     156,095,475       29,401,506       25,883,027       66,808,771       (7,142,603)
                                -----------   --------------     ------------     ------------     ------------     ------------
     NET ASSETS...............  $60,347,180   $1,571,806,853     $186,702,463     $375,980,652     $518,945,131     $ 64,937,603
                                ===========   ==============     ============     ============     ============     ============
     *IDENTIFIED COST.........  $61,538,738   $1,418,071,687     $158,660,595     $347,739,790     $450,020,371     $ 70,654,296
                                ===========   ==============     ============     ============     ============     ============
CLASS X SHARES:
Net Assets....................  $59,382,584   $1,552,724,301     $183,151,088     $373,769,508     $508,365,559     $ 64,209,126
Shares Outstanding (UNLIMITED
  AUTHORIZED SHARES OF $.01
  PAR VALUE)..................    5,468,583      107,074,572        9,131,423       29,366,736       20,039,706       11,549,108
      NET ASSET VALUE PER
      SHARE...................       $10.86           $14.50           $20.06           $12.73           $25.37            $5.56
                                ===========   ==============     ============     ============     ============     ============
CLASS Y SHARES:
Net Assets....................     $964,596      $19,082,552       $3,551,375       $2,211,144      $10,579,572         $728,477
Shares Outstanding (UNLIMITED
  AUTHORIZED SHARES OF $.01
  PAR VALUE)..................       88,914        1,317,242          177,335          173,972          417,657          131,096
      NET ASSET VALUE PER
      SHARE...................       $10.85           $14.49           $20.03           $12.71           $25.33            $5.56
                                ===========   ==============     ============     ============     ============     ============


                                    EQUITY         S&P 500 INDEX
------------------------------  --------------------------------
ASSETS:
Investments in securities, at
  value *.....................  $1,907,515,017     $223,176,486
Cash..........................        --                     74
Receivable for:
    Investments sold..........      32,812,359              582
    Shares of beneficial
      interest sold...........       2,061,898          122,060
    Dividends.................       1,030,524          181,883
    Interest..................              67              602
    Foreign withholding taxes
      reclaimed...............          11,356          --
Unrealized appreciation on
  forward foreign currency
  contracts...................        --                --
Prepaid expenses and other
  assets......................             561          --
                                --------------     ------------
     TOTAL ASSETS.............   1,943,431,782      223,481,687
                                --------------     ------------
LIABILITIES:
Payable for:
    Investments purchased.....      91,944,068          --
    Shares of beneficial
      interest repurchased....         586,979           78,739
    Plan of distribution fee
      (Class Y)...............           6,302            2,535
    Investment management
      fee.....................         760,595           75,820
Payable to bank...............        --                --
Unrealized depreciation on
  forward foreign currency
  contracts...................        --                --
Accrued expenses and other
  payables....................          97,092           70,845
                                --------------     ------------
     TOTAL LIABILITIES........      93,395,036          227,939
                                --------------     ------------
NET ASSETS:
Paid-in-capital...............   1,500,498,071      220,535,360
Accumulated undistributed net
  investment income (loss)....          28,983        1,936,461
Accumulated undistributed net
  realized gain (loss)........     219,084,421         (752,970)
Net unrealized appreciation
  (depreciation)..............     130,425,271        1,534,897
                                --------------     ------------
     NET ASSETS...............  $1,850,036,746     $223,253,748
                                ==============     ============
     *IDENTIFIED COST.........  $1,777,089,746     $221,558,403
                                ==============     ============
CLASS X SHARES:
Net Assets....................  $1,818,134,159     $210,529,738
Shares Outstanding (UNLIMITED
  AUTHORIZED SHARES OF $.01
  PAR VALUE)..................      45,825,382       17,466,432
      NET ASSET VALUE PER
      SHARE...................          $39.68           $12.05
                                ==============     ============
CLASS Y SHARES:
Net Assets....................     $31,902,587      $12,724,010
Shares Outstanding (UNLIMITED
  AUTHORIZED SHARES OF $.01
  PAR VALUE)..................         804,486        1,057,247
      NET ASSET VALUE PER
      SHARE...................          $39.66           $12.04
                                ==============     ============

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2000

                                    COMPETITIVE
                                        EDGE             AGGRESSIVE
                                    "BEST IDEAS"           EQUITY           INFORMATION      STRATEGIST
---------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value *.....................      $74,554,150         $153,111,242        $4,593,020      $731,936,175
Cash..........................         --                     60,527             8,887            62,697
Receivable for:
    Investments sold..........          169,898              832,109             1,356           --
    Shares of beneficial
      interest sold...........           40,784              266,846            18,423           413,775
    Dividends.................           18,801               89,039               200           325,812
    Interest..................              772             --                 --              2,965,467
    Foreign withholding taxes
      reclaimed...............           30,526                  116           --                --
Prepaid expenses and other
  assets......................              322                4,329           --                    776
Receivable from affiliate.....         --                   --                   4,309           --
                                    -----------         ------------        ----------      ------------
     TOTAL ASSETS.............       74,815,253          154,364,208         4,626,195       735,704,702
                                    -----------         ------------        ----------      ------------
LIABILITIES:
Payable for:
    Investments purchased.....          149,358            2,087,347            19,865        10,287,637
    Shares of beneficial
      interest repurchased....           54,309              101,215               201           377,573
    Plan of distribution fee
      (Class Y)...............              968                2,661               320             4,616
    Investment management
      fee.....................           41,757               94,941           --                304,755
Accrued expenses and other
  payables....................           20,752               28,663             4,309            60,644
                                    -----------         ------------        ----------      ------------
     TOTAL LIABILITIES........          267,144            2,314,827            24,695        11,035,225
                                    -----------         ------------        ----------      ------------
NET ASSETS:
Paid-in-capital...............       77,156,807          156,934,246         4,888,398       570,810,419
Accumulated undistributed net
  investment income (loss)....          380,569              390,018            15,281           149,692
Accumulated undistributed net
  realized gain (loss)........        3,865,909          (16,679,518)          (16,575)       17,421,187
Net unrealized appreciation
  (depreciation)..............       (6,855,176)          11,404,635          (285,604)      136,288,179
                                    -----------         ------------        ----------      ------------
     NET ASSETS...............      $74,548,109         $152,049,381        $4,601,500      $724,669,477
                                    ===========         ============        ==========      ============
     *IDENTIFIED COST.........      $81,409,870         $141,706,607        $4,878,624      $595,647,996
                                    ===========         ============        ==========      ============
CLASS X SHARES:
Net Assets....................      $69,881,932         $138,657,186        $2,686,232      $701,294,178
Shares Outstanding (UNLIMITED
  AUTHORIZED SHARES OF $.01
  PAR VALUE)..................        6,865,118            9,690,743           288,585        42,099,800
      NET ASSET VALUE PER
      SHARE...................           $10.18               $14.31             $9.31            $16.66
                                    ===========         ============        ==========      ============
CLASS Y SHARES:
Net Assets....................       $4,666,177          $13,392,195        $1,915,268       $23,375,299
Shares Outstanding (UNLIMITED
  AUTHORIZED SHARES OF $.01
  PAR VALUE)..................          459,255              937,137           205,793         1,404,165
      NET ASSET VALUE PER
      SHARE...................           $10.16               $14.29             $9.31            $16.65
                                    ===========         ============        ==========      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000+

                                                           QUALITY
                                   MONEY     SHORT-TERM     INCOME         HIGH
                                  MARKET        BOND         PLUS          YIELD       UTILITIES
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
INCOME
Interest......................  $24,562,933   $330,229   $ 30,920,850  $  39,235,682  $  4,931,047
Dividends.....................      --          --            --            --          11,380,605*
                                -----------   --------   ------------  -------------  ------------
     TOTAL INCOME.............   24,562,933    330,229     30,920,850     39,235,682    16,311,652
                                -----------   --------   ------------  -------------  ------------
EXPENSES
Investment management fee.....    1,929,020     24,424      2,076,692      1,093,003     3,671,048
Professional fees.............       27,513     22,866         30,323         31,496        29,894
Custodian fees................       20,500      5,234         40,785         18,700        28,314
Shareholder reports and
  notices.....................       13,950        189         28,694         28,014        59,174
Plan of distribution fee
  (Class Y shares)............        7,663        773          2,586          1,873        10,436
Trustees' fees and expenses...          943     --              1,131            622         1,342
Transfer agent fees and
  expenses....................          500        500            500            500           500
Other.........................        2,702      1,925          8,043          9,561         4,813
                                -----------   --------   ------------  -------------  ------------
     TOTAL EXPENSES...........    2,002,791     55,911      2,188,754      1,183,769     3,805,521
Less: expense offset..........      --          (2,113)       --            --             --
                                -----------   --------   ------------  -------------  ------------
     NET EXPENSES.............    2,002,791     53,798      2,188,754      1,183,769     3,805,521
                                -----------   --------   ------------  -------------  ------------
     NET INVESTMENT INCOME....   22,560,142    276,431     28,732,096     38,051,913    12,506,131
                                -----------   --------   ------------  -------------  ------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............        2,431     (1,534)   (10,516,981)    (3,132,579)   22,995,021
    Futures contracts.........      --          --            --            --             --
    Foreign exchange
      transactions............      --          --            --            --             --
                                -----------   --------   ------------  -------------  ------------
     NET GAIN (LOSS)..........        2,431     (1,534)   (10,516,981)    (3,132,579)   22,995,021
                                -----------   --------   ------------  -------------  ------------
Net change in unrealized
  appreciation/ depreciation
  on:
    Investments...............      --          48,780     25,002,447   (102,561,779)  (17,897,321)
    Futures contracts.........      --          --            --            --             --
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............      --          --            --            --             --
                                -----------   --------   ------------  -------------  ------------
     NET APPRECIATION
     (DEPRECIATION)...........      --          48,780     25,002,447   (102,561,779)  (17,897,321)
                                -----------   --------   ------------  -------------  ------------
     NET GAIN (LOSS)..........        2,431     47,246     14,485,466   (105,694,358)    5,097,700
                                -----------   --------   ------------  -------------  ------------
NET INCREASE (DECREASE).......  $22,562,573   $323,677   $ 43,217,562  $ (67,642,445) $ 17,603,831
                                ===========   ========   ============  =============  ============

------------------

 +   Class Y shares were issued June 6, 2000.
 *   Net of $111,279 foreign withholding tax.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS, CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2000+

                                                                                GLOBAL
                                  INCOME       DIVIDEND         CAPITAL        DIVIDEND
                                  BUILDER       GROWTH          GROWTH          GROWTH
-----------------------------------------------------------------------------------------
INVESTMENT INCOME:
INCOME
Interest......................  $ 1,846,970  $   1,437,182    $ 1,121,185    $    908,053
Dividends.....................    2,058,022     40,757,691*       985,834*     10,282,028*
                                -----------  -------------    -----------    ------------
     TOTAL INCOME.............    3,904,992     42,194,873      2,107,019      11,190,081
                                -----------  -------------    -----------    ------------
EXPENSES
Investment management fee.....      497,794      8,539,459      1,225,512       3,118,294
Professional fees.............       21,203         29,866         30,432          38,136
Custodian fees................       11,742         83,527         34,762         119,769
Shareholder reports and
  notices.....................        5,988         79,346         10,660          30,912
Plan of distribution fee
  (Class Y shares)............          496         10,191          2,595           1,533
Trustees' fees and expenses...          115          4,569            409           1,007
Transfer agent fees and
  expenses....................          500            500            500             500
Other.........................        2,203         12,611          1,072          12,489
                                -----------  -------------    -----------    ------------
     TOTAL EXPENSES...........      540,041      8,760,069      1,305,942       3,322,640
Less: amounts
  waived/reimbursed...........      --            --              --              --
                                -----------  -------------    -----------    ------------
     NET EXPENSES.............      540,041      8,760,069      1,305,942       3,322,640
                                -----------  -------------    -----------    ------------
     NET INVESTMENT INCOME....    3,364,951     33,434,804        801,077       7,867,441
                                -----------  -------------    -----------    ------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............   (1,439,206)  (247,633,286)     8,578,573       7,706,833
    Futures contracts.........      --            --              --              --
    Foreign exchange
      transactions............      --            --              --              (18,132)
                                -----------  -------------    -----------    ------------
     NET GAIN (LOSS)..........   (1,439,206)  (247,633,286)     8,578,573       7,688,701
                                -----------  -------------    -----------    ------------
Net change in unrealized
  appreciation/depreciation
  on:
    Investments...............   (2,608,659)   255,968,189     (7,754,345)    (33,783,599)
    Futures contracts.........      --            --              --              --
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............      --            --              --               17,797
                                -----------  -------------    -----------    ------------
     NET APPRECIATION
     (DEPRECIATION)...........   (2,608,659)   255,968,189     (7,754,345)    (33,765,802)
                                -----------  -------------    -----------    ------------
     NET GAIN (LOSS)..........   (4,047,865)     8,334,903        824,228     (26,077,101)
                                -----------  -------------    -----------    ------------
NET INCREASE (DECREASE).......  $  (682,914) $  41,769,707    $ 1,625,305    $(18,209,660)
                                ===========  =============    ===========    ============

------------------

 +   Class Y shares were issued June 6, 2000.
++ For the period November 6, 2000 (commencement of operations) through December 31, 2000.
 *   Net of $236,913, $3,388, $781,657, $992,158, $123,742, $193,365, $11,385,
     $51,906, $2,690, and $18,094 foreign withholding tax, respectively.
**   Net of foreign taxes of $51,952.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS, CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2000+

                                                                                                      COMPETITIVE
                                    EUROPEAN         PACIFIC                          S&P 500             EDGE
                                     GROWTH           GROWTH          EQUITY           INDEX          "BEST IDEAS"
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
INCOME
Interest......................    $   1,127,490    $    253,564    $  14,721,863    $    527,026      $    295,815
Dividends.....................        7,094,247*        996,217*       8,527,590*      2,414,078*          643,806*
                                  -------------    ------------    -------------    ------------      ------------
     TOTAL INCOME.............        8,221,737       1,249,781       23,249,453       2,941,104           939,621
                                  -------------    ------------    -------------    ------------      ------------
EXPENSES
Investment management fee.....        5,308,859         969,734       10,048,377         880,891           504,726
Professional fees.............           37,266          36,578           30,623          14,021            15,800
Custodian fees................          227,414         192,856          139,911          67,403            24,306
Shareholder reports and
  notices.....................           31,870          12,415           55,797           7,328             2,460
Plan of distribution fee
  (Class Y shares)............            8,389             716           23,340          10,061             3,666
Trustees' fees and expenses...            1,245             150            4,534             298               145
Transfer agent fees and
  expenses....................              500             500              500             500               500
Other.........................           11,594          18,724           13,220          24,094             1,245
                                  -------------    ------------    -------------    ------------      ------------
     TOTAL EXPENSES...........        5,627,137       1,231,673       10,316,302       1,004,596           552,848
Less: amounts
  waived/reimbursed...........         --               --              --               --               --
                                  -------------    ------------    -------------    ------------      ------------
     NET EXPENSES.............        5,627,137       1,231,673       10,316,302       1,004,596           552,848
                                  -------------    ------------    -------------    ------------      ------------
     NET INVESTMENT INCOME....        2,594,600          18,108       12,933,151       1,936,508           386,773
                                  -------------    ------------    -------------    ------------      ------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............       75,113,926       4,992,878**    241,612,765        (244,335)        5,366,593
    Futures contracts.........         --               --              --              (325,139)         --
    Foreign exchange
      transactions............        1,484,701         (68,573)        --               --                 (5,520)
                                  -------------    ------------    -------------    ------------      ------------
     NET GAIN (LOSS)..........       76,598,627       4,924,305      241,612,765        (569,474)        5,361,073
                                  -------------    ------------    -------------    ------------      ------------
Net change in unrealized
  appreciation/depreciation
  on:
    Investments...............     (106,565,981)    (37,507,370)    (526,098,393)    (23,075,606)      (20,692,943)
    Futures contracts.........         --               --              --              (253,451)         --
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............          688,659         210,123         --               --                  1,346
                                  -------------    ------------    -------------    ------------      ------------
     NET APPRECIATION
     (DEPRECIATION)...........     (105,877,322)    (37,297,247)    (526,098,393)    (23,329,057)      (20,691,597)
                                  -------------    ------------    -------------    ------------      ------------
     NET GAIN (LOSS)..........      (29,278,695)    (32,372,942)    (284,485,628)    (23,898,531)      (15,330,524)
                                  -------------    ------------    -------------    ------------      ------------
NET INCREASE (DECREASE).......    $ (26,684,095)   $(32,354,834)   $(271,552,477)   $(21,962,023)     $(14,943,751)
                                  =============    ============    =============    ============      ============


                                   AGGRESSIVE
                                     EQUITY         INFORMATION++     STRATEGIST
------------------------------  -------------------------------------------------
INVESTMENT INCOME:
INCOME
Interest......................    $    893,342        $  14,965      $ 20,366,969
Dividends.....................         490,921*             316         3,231,232*
                                  ------------        ---------      ------------
     TOTAL INCOME.............       1,384,263           15,281        23,598,201
                                  ------------        ---------      ------------
EXPENSES
Investment management fee.....         901,980            3,008         3,679,250
Professional fees.............          20,048            2,611            30,894
Custodian fees................          57,556            1,611            39,755
Shareholder reports and
  notices.....................           3,892                6            31,777
Plan of distribution fee
  (Class Y shares)............           9,957              409            14,343
Trustees' fees and expenses...              70                3             1,688
Transfer agent fees and
  expenses....................             500               77               500
Other.........................             236          --                 11,740
                                  ------------        ---------      ------------
     TOTAL EXPENSES...........         994,239            7,725         3,809,947
Less: amounts
  waived/reimbursed...........        --                 (7,316)          --
                                  ------------        ---------      ------------
     NET EXPENSES.............         994,239              409         3,809,947
                                  ------------        ---------      ------------
     NET INVESTMENT INCOME....         390,024           14,872        19,788,254
                                  ------------        ---------      ------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............     (16,497,626)         (16,575)       26,318,018
    Futures contracts.........        --                --                --
    Foreign exchange
      transactions............        --                --                --
                                  ------------        ---------      ------------
     NET GAIN (LOSS)..........     (16,497,626)         (16,575)       26,318,018
                                  ------------        ---------      ------------
Net change in unrealized
  appreciation/depreciation
  on:
    Investments...............       4,022,722         (285,604)      (34,158,403)
    Futures contracts.........        --                --                --
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............        --                --                --
                                  ------------        ---------      ------------
     NET APPRECIATION
     (DEPRECIATION)...........       4,022,722         (285,604)      (34,158,403)
                                  ------------        ---------      ------------
     NET GAIN (LOSS)..........     (12,474,904)        (302,179)       (7,840,385)
                                  ------------        ---------      ------------
NET INCREASE (DECREASE).......    $(12,084,880)       $(287,307)     $ 11,947,869
                                  ============        =========      ============

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                            MONEY MARKET                          SHORT-TERM BOND
                                -------------------------------------  --------------------------------------
                                   FOR THE YEAR       FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
                                      ENDED               ENDED              ENDED               ENDED
                                DECEMBER 31, 2000+  DECEMBER 31, 1999  DECEMBER 31, 2000+  DECEMBER 31, 1999*
-------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........     $ 22,560,142       $ 20,402,046         $  276,431          $   57,933
Net realized gain (loss)......            2,431              1,751             (1,534)             (2,927)
Net change in unrealized
  appreciation/depreciation...        --                  --                   48,780             (17,046)
                                   ------------       ------------         ----------          ----------
     NET INCREASE
     (DECREASE)...............       22,562,573         20,403,797            323,677              37,960
                                   ------------       ------------         ----------          ----------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
    Class X Shares............      (22,379,796)       (20,401,879)          (256,046)            (57,933)
    Class Y Shares............         (180,251)          --                  (18,021)           --
Net realized gain
    Class X Shares............           (2,394)            (1,751)          --                  --
    Class Y Shares............              (37)          --                 --                  --
Paid-in-capital
    Class X Shares............        --                  --                 --                  --
    Class Y Shares............        --                  --                 --                  --
                                   ------------       ------------         ----------          ----------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............      (22,562,478)       (20,403,630)          (274,067)            (57,933)
                                   ------------       ------------         ----------          ----------
Net increase (decrease) from
  transactions in shares of
  beneficial interest.........      (63,037,023)        (6,391,540)         4,632,500           3,194,562
                                   ------------       ------------         ----------          ----------
     TOTAL INCREASE
     (DECREASE)...............      (63,036,928)        (6,391,373)         4,682,110           3,174,589
NET ASSETS:
Beginning of period...........      435,643,111        442,034,484          3,174,589            --
                                   ------------       ------------         ----------          ----------
     END OF PERIOD............     $372,606,183       $435,643,111         $7,856,699          $3,174,589
                                   ============       ============         ==========          ==========
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................     $        284       $        189         $    2,364          $ --
                                   ============       ============         ==========          ==========

------------------

 +   Class Y shares were issued June 6, 2000.
 * For the period May 4, 1999 (commencement of operations) through December 31, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                         QUALITY INCOME PLUS                        HIGH YIELD
                                -------------------------------------  -------------------------------------
                                   FOR THE YEAR       FOR THE YEAR        FOR THE YEAR       FOR THE YEAR
                                      ENDED               ENDED              ENDED               ENDED
                                DECEMBER 31, 2000+  DECEMBER 31, 1999  DECEMBER 31, 2000+  DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........     $ 28,732,096       $ 32,603,272       $  38,051,913       $ 46,601,600
Net realized gain (loss)......      (10,516,981)       (11,840,632)         (3,132,579)        (7,019,312)
Net change in unrealized
  appreciation/depreciation...       25,002,447        (43,753,636)       (102,561,779)       (43,905,004)
                                   ------------       ------------       -------------       ------------
     NET INCREASE
     (DECREASE)...............       43,217,562        (22,990,996)        (67,642,445)        (4,322,716)
                                   ------------       ------------       -------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
    Class X Shares............      (28,551,058)       (32,603,082)        (37,708,110)       (46,732,009)
    Class Y Shares............          (80,831)          --                  (181,257)          --
Net realized gain
    Class X Shares............        --                  --                 --                  --
    Class Y Shares............        --                  --                 --                  --
Paid-in-capital
    Class X Shares............        --                  --                 --                  --
    Class Y Shares............        --                  --                 --                  --
                                   ------------       ------------       -------------       ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............      (28,631,889)       (32,603,082)        (37,889,367)       (46,732,009)
                                   ------------       ------------       -------------       ------------
Net increase (decrease) from
  transactions in shares of
  beneficial interest.........      (59,032,899)       (35,856,852)        (43,559,323)       (33,340,707)
                                   ------------       ------------       -------------       ------------
     TOTAL INCREASE
     (DECREASE)...............      (44,447,226)       (91,450,930)       (149,091,135)       (84,395,432)
NET ASSETS:
Beginning of period...........      456,131,851        547,582,781         279,683,472        364,078,904
                                   ------------       ------------       -------------       ------------
     END OF PERIOD............     $411,684,625       $456,131,851       $ 130,592,337       $279,683,472
                                   ============       ============       =============       ============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................     $    170,211       $     47,349       $     183,893       $     21,347
                                   ============       ============       =============       ============

                                              UTILITIES                           INCOME BUILDER
                                -------------------------------------  -------------------------------------
                                   FOR THE YEAR       FOR THE YEAR        FOR THE YEAR       FOR THE YEAR
                                      ENDED               ENDED              ENDED               ENDED
                                DECEMBER 31, 2000+  DECEMBER 31, 1999  DECEMBER 31, 2000+  DECEMBER 31, 1999
------------------------------  ----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:
OPERATIONS:
Net investment income.........     $ 12,506,131       $ 14,157,266        $  3,364,951        $ 4,199,255
Net realized gain (loss)......       22,995,021         33,719,313          (1,439,206)           (99,594)
Net change in unrealized
  appreciation/depreciation...      (17,897,321)        19,868,085          (2,608,659)         1,427,366
                                   ------------       ------------        ------------        -----------
     NET INCREASE
     (DECREASE)...............       17,603,831         67,744,664            (682,914)         5,527,027
                                   ------------       ------------        ------------        -----------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
    Class X Shares............      (12,359,196)       (14,157,310)         (3,258,344)        (4,106,298)
    Class Y Shares............         (137,756)          --                   (16,825)          --
Net realized gain
    Class X Shares............      (33,661,404)       (11,183,423)          --                (1,674,655)
    Class Y Shares............          (57,888)          --                 --                  --
Paid-in-capital
    Class X Shares............        --                  --                  (188,897)          (120,208)
    Class Y Shares............        --                  --                      (975)          --
                                   ------------       ------------        ------------        -----------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............      (46,216,244)       (25,340,733)         (3,465,041)        (5,901,161)
                                   ------------       ------------        ------------        -----------
Net increase (decrease) from
  transactions in shares of
  beneficial interest.........       18,929,027        (22,719,812)        (17,121,201)        (5,778,664)
                                   ------------       ------------        ------------        -----------
     TOTAL INCREASE
     (DECREASE)...............       (9,683,386)        19,684,119         (21,269,156)        (6,152,798)
NET ASSETS:
Beginning of period...........      580,486,952        560,802,833          81,616,336         87,769,134
                                   ------------       ------------        ------------        -----------
     END OF PERIOD............     $570,803,566       $580,486,952        $ 60,347,180        $81,616,336
                                   ============       ============        ============        ===========
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................     $      9,160       $        (19)       $     26,859        $   107,871
                                   ============       ============        ============        ===========

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                           DIVIDEND GROWTH                        CAPITAL GROWTH
                                -------------------------------------  -------------------------------------
                                   FOR THE YEAR       FOR THE YEAR        FOR THE YEAR       FOR THE YEAR
                                      ENDED               ENDED              ENDED               ENDED
                                DECEMBER 31, 2000+  DECEMBER 31, 1999  DECEMBER 31, 2000+  DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........    $   33,434,804     $   41,593,941       $    801,077       $     31,551
Net realized gain (loss)......      (247,633,286)       346,534,889          8,578,573         34,213,226
Net change in unrealized
  appreciation/depreciation...       255,968,189       (441,379,064)        (7,754,345)         8,664,948
                                  --------------     --------------       ------------       ------------
     NET INCREASE
     (DECREASE)...............        41,769,707        (53,250,234)         1,625,305         42,909,725
                                  --------------     --------------       ------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
    Class X Shares............       (33,410,710)       (41,593,983)           (16,143)          --
    Class Y Shares............          (116,132)         --                       (51)          --
Net realized gain
    Class X Shares............      (355,389,540)      (329,147,530)       (31,601,359)       (17,791,828)
    Class Y Shares............          (366,002)         --                   (99,741)          --
                                  --------------     --------------       ------------       ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............      (389,282,384)      (370,741,513)       (31,717,294)       (17,791,828)
                                  --------------     --------------       ------------       ------------
Net increase (decrease) from
  transactions in shares of
  beneficial interest.........      (114,494,397)       207,878,895         45,543,036          7,530,409
                                  --------------     --------------       ------------       ------------
     TOTAL INCREASE
     (DECREASE)...............      (462,007,074)      (216,112,852)        15,451,047         32,648,306
NET ASSETS:
Beginning of period...........     2,033,813,927      2,249,926,779        171,251,416        138,603,110
                                  --------------     --------------       ------------       ------------
     END OF PERIOD............    $1,571,806,853     $2,033,813,927       $186,702,463       $171,251,416
                                  ==============     ==============       ============       ============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................    $       (9,695)    $          112       $    800,627       $     31,127
                                  ==============     ==============       ============       ============

------------------

 +   Class Y shares were issued June 6, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                       GLOBAL DIVIDEND GROWTH                     EUROPEAN GROWTH
                                -------------------------------------  -------------------------------------
                                   FOR THE YEAR       FOR THE YEAR        FOR THE YEAR       FOR THE YEAR
                                      ENDED               ENDED              ENDED               ENDED
                                DECEMBER 31, 2000+  DECEMBER 31, 1999  DECEMBER 31, 2000+  DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........    $   7,867,441       $  9,301,972       $   2,594,600       $  4,356,655
Net realized gain (loss)......        7,688,701         42,434,603          76,598,627         89,014,598
Net change in unrealized
  appreciation/depreciation...      (33,765,802)        14,999,600        (105,877,322)        39,368,603
                                  -------------       ------------       -------------       ------------
     NET INCREASE
     (DECREASE)...............      (18,209,660)        66,736,175         (26,684,095)       132,739,856
                                  -------------       ------------       -------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
    Class X Shares............       (2,796,221)        (9,852,158)         (3,290,821)        (3,407,759)
    Class Y Shares............        --                  --                    (8,172)          --
Net realized gain
    Class X Shares............      (38,145,152)       (35,181,150)        (84,881,334)       (47,147,183)
    Class Y Shares............          (20,655)          --                  (210,787)          --
                                  -------------       ------------       -------------       ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............      (40,962,028)       (45,033,308)        (88,391,114)       (50,554,942)
                                  -------------       ------------       -------------       ------------
Net increase (decrease) from
  transactions in shares of
  beneficial interest.........      (71,777,150)           999,059          54,315,573        (13,117,744)
                                  -------------       ------------       -------------       ------------
     TOTAL INCREASE
     (DECREASE)...............     (130,948,838)        22,701,926         (60,759,636)        69,067,170
NET ASSETS:
Beginning of period...........      506,929,490        484,227,564         579,704,767        510,637,597
                                  -------------       ------------       -------------       ------------
     END OF PERIOD............    $ 375,980,652       $506,929,490       $ 518,945,131       $579,704,767
                                  =============       ============       =============       ============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................    $   6,759,117       $    900,043       $   4,054,954       $  3,279,390
                                  =============       ============       =============       ============

                                           PACIFIC GROWTH                             EQUITY
                                -------------------------------------  -------------------------------------
                                   FOR THE YEAR       FOR THE YEAR        FOR THE YEAR       FOR THE YEAR
                                      ENDED               ENDED              ENDED               ENDED
                                DECEMBER 31, 2000+  DECEMBER 31, 1999  DECEMBER 31, 2000+  DECEMBER 31, 1999
------------------------------  ----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:
OPERATIONS:
Net investment income.........           18,108       $    673,927       $   12,933,151     $    7,884,930
Net realized gain (loss)......        4,924,305         15,775,724          241,612,765        301,936,226
Net change in unrealized
  appreciation/depreciation...      (37,297,247)        28,380,099         (526,098,393)       429,853,712
                                   ------------       ------------       --------------     --------------
     NET INCREASE
     (DECREASE)...............      (32,354,834)        44,829,750         (271,552,477)       739,674,868
                                   ------------       ------------       --------------     --------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
    Class X Shares............       (1,544,980)          (770,896)         (12,785,786)        (7,879,428)
    Class Y Shares............             (892)          --                   (118,384)         --
Net realized gain
    Class X Shares............        --                  --               (309,799,810)      (168,434,937)
    Class Y Shares............        --                  --                   (519,733)         --
                                   ------------       ------------       --------------     --------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............       (1,545,872)          (770,896)        (323,223,713)      (176,314,365)
                                   ------------       ------------       --------------     --------------
Net increase (decrease) from
  transactions in shares of
  beneficial interest.........      (17,089,075)        19,026,993          361,741,551        381,298,159
                                   ------------       ------------       --------------     --------------
     TOTAL INCREASE
     (DECREASE)...............      (50,989,781)        63,085,847         (233,034,639)       944,658,662
NET ASSETS:
Beginning of period...........      115,927,384         52,841,537        2,083,071,385      1,138,412,723
                                   ------------       ------------       --------------     --------------
     END OF PERIOD............     $ 64,937,603       $115,927,384       $1,850,036,746     $2,083,071,385
                                   ============       ============       ==============     ==============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................     $    (45,639)      $    503,902       $       28,983     $            2
                                   ============       ============       ==============     ==============

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                            S&P 500 INDEX                  COMPETITIVE EDGE "BEST IDEAS"
                                -------------------------------------  -------------------------------------
                                   FOR THE YEAR       FOR THE YEAR        FOR THE YEAR       FOR THE YEAR
                                      ENDED               ENDED              ENDED               ENDED
                                DECEMBER 31, 2000+  DECEMBER 31, 1999  DECEMBER 31, 2000+  DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........     $  1,936,508       $  1,179,912        $    386,773        $   318,798
Net realized gain (loss)......         (569,474)           977,294           5,361,073           (231,782)
Net change in unrealized
  appreciation/depreciation...      (23,329,057)        20,690,042         (20,691,597)        11,840,897
                                   ------------       ------------        ------------        -----------
     NET INCREASE
     (DECREASE)...............      (21,962,023)        22,847,248         (14,943,751)        11,927,913
                                   ------------       ------------        ------------        -----------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
    Class X Shares............       (1,171,429)          (244,996)           (314,559)          (267,149)
    Class Y Shares............           (8,524)          --                    (2,328)          --
Net realized gain
    Class X Shares............       (1,055,974)          (283,184)          --                  --
    Class Y Shares............           (7,684)          --                 --                  --
                                   ------------       ------------        ------------        -----------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............       (2,243,611)          (528,180)           (316,887)          (267,149)
                                   ------------       ------------        ------------        -----------
Net increase from transactions
  in shares of beneficial
  interest....................       61,496,562        114,911,784          27,513,945         14,095,258
                                   ------------       ------------        ------------        -----------
     TOTAL INCREASE
     (DECREASE)...............       37,290,928        137,230,852          12,253,307         25,756,022
NET ASSETS:
Beginning of period...........      185,962,820         48,731,968          62,294,802         36,538,780
                                   ------------       ------------        ------------        -----------
     END OF PERIOD............     $223,253,748       $185,962,820        $ 74,548,109        $62,294,802
                                   ============       ============        ============        ===========
UNDISTRIBUTED NET INVESTMENT
INCOME........................     $  1,936,461       $  1,179,906        $    380,569        $   316,203
                                   ============       ============        ============        ===========

------------------

 +   Class Y shares were issued June 6, 2000.
++ For the period November 6, 2000 (commencement of operations) through December 31, 2000.
 * For the period May 4, 1999 (commencement of operations) through December 31, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                          AGGRESSIVE EQUITY                 INFORMATION                   STRATEGIST
                                --------------------------------------  -------------------  -------------------------------------
                                   FOR THE YEAR        FOR THE YEAR        FOR THE YEAR         FOR THE YEAR       FOR THE YEAR
                                      ENDED               ENDED                ENDED               ENDED               ENDED
                                DECEMBER 31, 2000+  DECEMBER 31, 1999*  DECEMBER 31, 2000++  DECEMBER 31, 2000+  DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........     $    390,024         $    57,983         $   14,872         $  19,788,254       $ 15,227,196
Net realized gain (loss)......      (16,497,626)           (181,892)           (16,575)           26,318,018         83,843,891
Net change in unrealized
  appreciation/depreciation...        4,022,722           7,381,913           (285,604)          (34,158,403)        10,097,511
                                   ------------         -----------         ----------         -------------       ------------
     NET INCREASE
     (DECREASE)...............      (12,084,880)          7,258,004           (287,307)           11,947,869        109,168,598
                                   ------------         -----------         ----------         -------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
    Class X Shares............          (49,395)             (8,097)          --                 (19,395,713)       (15,227,618)
    Class Y Shares............             (497)          --                  --                    (245,565)          --
Net realized gain
    Class X Shares............        --                  --                  --                 (85,487,009)          --
    Class Y Shares............        --                  --                  --                    (209,745)          --
                                   ------------         -----------         ----------         -------------       ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............          (49,892)             (8,097)          --                (105,338,032)       (15,227,618)
                                   ------------         -----------         ----------         -------------       ------------
Net increase from transactions
  in shares of beneficial
  interest....................      125,986,777          30,947,469          4,888,807            88,358,964          1,825,416
                                   ------------         -----------         ----------         -------------       ------------
     TOTAL INCREASE
     (DECREASE)...............      113,852,005          38,197,376          4,601,500            (5,031,199)        95,766,396
NET ASSETS:
Beginning of period...........       38,197,376           --                  --                 729,700,676        633,934,280
                                   ------------         -----------         ----------         -------------       ------------
     END OF PERIOD............     $152,049,381         $38,197,376         $4,601,500         $ 724,669,477       $729,700,676
                                   ============         ===========         ==========         =============       ============
UNDISTRIBUTED NET INVESTMENT
INCOME........................     $    390,018         $    49,886         $   15,281         $     149,692       $         36
                                   ============         ===========         ==========         =============       ============

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                            MONEY MARKET                         SHORT-TERM BOND
                                ------------------------------------  -------------------------------------
                                  FOR THE YEAR       FOR THE YEAR       FOR THE YEAR        FOR THE YEAR
                                      ENDED              ENDED              ENDED              ENDED
                                DECEMBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 2000  DECEMBER 31, 1999*
-----------------------------------------------------------------------------------------------------------
CLASS X SHARES
SHARES
Sold..........................       934,549,163       560,245,244           733,662            564,039
Reinvestment of dividends and
  distributions...............        22,382,190        20,403,630            25,864              5,845
Redeemed......................    (1,033,781,220)     (587,040,414)         (435,676)          (248,557)
                                 ---------------     -------------       -----------        -----------
     NET INCREASE (DECREASE) -
     CLASS X..................       (76,849,867)       (6,391,540)          323,850            321,327
                                 ---------------     -------------       -----------        -----------
AMOUNT
Sold..........................   $   934,549,163     $ 560,245,244       $ 7,265,518        $ 5,606,552
Reinvestment of dividends and
  distributions...............        22,382,190        20,403,630           256,046             57,933
Redeemed......................    (1,033,781,220)     (587,040,414)       (4,317,357)        (2,469,923)
                                 ---------------     -------------       -----------        -----------
     NET INCREASE (DECREASE) -
     CLASS X..................   $   (76,849,867)    $  (6,391,540)      $ 3,204,207        $ 3,194,562
                                 ---------------     -------------       -----------        -----------
CLASS Y SHARES+
SHARES
Sold..........................        21,834,091         --                  152,198           --
Reinvestment of dividends and
  distributions...............           180,288         --                    1,815           --
Redeemed......................        (8,201,535)        --                  (10,295)          --
                                 ---------------     -------------       -----------        -----------
     NET INCREASE - CLASS Y...        13,812,844         --                  143,718           --
                                 ---------------     -------------       -----------        -----------
AMOUNT
Sold..........................   $    21,834,091         --              $ 1,512,471           --
Reinvestment of dividends and
  distributions...............           180,288         --                   18,021           --
Redeemed......................        (8,201,535)        --                 (102,199)          --
                                 ---------------     -------------       -----------        -----------
     NET INCREASE - CLASS Y...   $    13,812,844         --              $ 1,428,293           --
                                 ---------------     -------------       -----------        -----------

------------------

 +   For the period June 6, 2000 (issue date) through December 31, 2000.
 * For the period May 4, 1999 (commencement of operations) through December 31, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST, CONTINUED

                                        QUALITY INCOME PLUS                        HIGH YIELD
                                ------------------------------------  ------------------------------------
                                  FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                      ENDED              ENDED              ENDED              ENDED
                                DECEMBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 2000  DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------
CLASS X SHARES
SHARES
Sold..........................        5,308,884          5,941,824          7,327,491         14,733,336
Reinvestment of dividends and
  distributions...............        2,888,463          3,166,433         10,699,948          9,920,699
Redeemed......................      (14,707,375)       (12,626,740)       (29,780,742)       (31,789,573)
                                  -------------      -------------      -------------      -------------
     NET INCREASE (DECREASE) -
     CLASS X..................       (6,510,028)        (3,518,483)       (11,753,303)        (7,135,538)
                                  -------------      -------------      -------------      -------------
AMOUNT
Sold..........................    $  52,461,632      $  62,145,724      $  26,691,531      $  69,363,729
Reinvestment of dividends and
  distributions...............       28,551,058         32,603,082         37,708,109         46,732,009
Redeemed......................     (145,125,419)      (130,605,658)      (110,680,449)      (149,436,445)
                                  -------------      -------------      -------------      -------------
     NET INCREASE (DECREASE) -
     CLASS X..................    $ (64,112,729)     $ (35,856,852)     $ (46,280,809)     $ (33,340,707)
                                  -------------      -------------      -------------      -------------
CLASS Y SHARES+
SHARES
Sold..........................          521,019          --                   838,148          --
Reinvestment of dividends and
  distributions...............            8,045          --                    62,141          --
Redeemed......................          (22,297)         --                  (100,749)         --
                                  -------------      -------------      -------------      -------------
     NET INCREASE - CLASS Y...          506,767          --                   799,540          --
                                  -------------      -------------      -------------      -------------
AMOUNT
Sold..........................    $   5,222,238          --             $   2,862,807          --
Reinvestment of dividends and
  distributions...............           80,830          --                   181,257          --
Redeemed......................         (223,238)         --                  (322,578)         --
                                  -------------      -------------      -------------      -------------
     NET INCREASE - CLASS Y...    $   5,079,830          --             $   2,721,486          --
                                  -------------      -------------      -------------      -------------

                                             UTILITIES                           INCOME BUILDER
                                ------------------------------------  ------------------------------------
                                  FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                      ENDED              ENDED              ENDED              ENDED
                                DECEMBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 2000  DECEMBER 31, 1999
------------------------------  --------------------------------------------------------------------------
CLASS X SHARES
SHARES
Sold..........................        3,339,684          3,501,422           596,272          1,493,695
Reinvestment of dividends and
  distributions...............        2,132,995          1,169,927           318,465            512,121
Redeemed......................       (5,380,502)        (5,711,878)       (2,580,512)        (2,529,168)
                                  -------------      -------------      ------------       ------------
     NET INCREASE (DECREASE) -
     CLASS X..................           92,177         (1,040,529)       (1,665,775)          (523,352)
                                  -------------      -------------      ------------       ------------
AMOUNT
Sold..........................    $  75,452,968      $  75,775,422      $  6,501,915       $ 17,298,775
Reinvestment of dividends and
  distributions...............       46,020,620         25,340,733         3,447,241          5,901,161
Redeemed......................     (121,835,075)      (123,835,967)      (28,033,361)       (28,978,600)
                                  -------------      -------------      ------------       ------------
     NET INCREASE (DECREASE) -
     CLASS X..................    $    (361,487)     $ (22,719,812)     $(18,084,205)      $ (5,778,664)
                                  -------------      -------------      ------------       ------------
CLASS Y SHARES+
SHARES
Sold..........................          911,424          --                   96,113           --
Reinvestment of dividends and
  distributions...............            8,984          --                    1,646           --
Redeemed......................          (40,731)         --                   (8,845)          --
                                  -------------      -------------      ------------       ------------
     NET INCREASE - CLASS Y...          879,677          --                   88,914           --
                                  -------------      -------------      ------------       ------------
AMOUNT
Sold..........................    $  19,996,170          --             $  1,040,551           --
Reinvestment of dividends and
  distributions...............          195,644          --                   17,800           --
Redeemed......................         (901,300)         --                  (95,347)          --
                                  -------------      -------------      ------------       ------------
     NET INCREASE - CLASS Y...    $  19,290,514          --             $    963,004           --
                                  -------------      -------------      ------------       ------------

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST, CONTINUED

                                          DIVIDEND GROWTH                        CAPITAL GROWTH
                                ------------------------------------  ------------------------------------
                                  FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                      ENDED              ENDED              ENDED              ENDED
                                DECEMBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 2000  DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------
CLASS X SHARES
SHARES
Sold..........................        6,915,502         13,098,987         2,339,000          1,226,447
Reinvestment of dividends and
  distributions...............       29,902,455         17,950,387         1,544,543            929,562
Redeemed......................      (40,746,272)       (21,694,034)       (1,968,416)        (1,746,710)
                                  -------------      -------------      ------------       ------------
     NET INCREASE (DECREASE) -
     CLASS X..................       (3,928,315)         9,355,340         1,915,127            409,299
                                  -------------      -------------      ------------       ------------
AMOUNT
Sold..........................    $ 107,878,599      $ 280,502,535      $ 53,795,246       $ 25,586,183
Reinvestment of dividends and
  distributions...............      379,049,270        370,741,513        31,601,539         17,791,828
Redeemed......................     (619,548,550)      (443,365,153)      (43,563,364)       (35,847,602)
                                  -------------      -------------      ------------       ------------
     NET INCREASE (DECREASE) -
     CLASS X..................    $(132,620,681)     $ 207,878,895      $ 41,833,241       $  7,530,409
                                  -------------      -------------      ------------       ------------
CLASS Y SHARES+
SHARES
Sold..........................        1,340,964          --                  186,139           --
Reinvestment of dividends and
  distributions...............           37,255          --                    4,877           --
Redeemed......................          (60,977)         --                  (13,681)          --
                                  -------------      -------------      ------------       ------------
     NET INCREASE - CLASS Y...        1,317,242          --                  177,335           --
                                  -------------      -------------      ------------       ------------
AMOUNT
Sold..........................    $  18,463,831          --             $  3,889,764           --
Reinvestment of dividends and
  distributions...............          482,134          --                   99,741           --
Redeemed......................         (819,681)         --                 (279,710)          --
                                  -------------      -------------      ------------       ------------
     NET INCREASE - CLASS Y...    $  18,126,284          --             $  3,709,795           --
                                  -------------      -------------      ------------       ------------

------------------

 +   For the period June 6, 2000 (issue date) through December 31, 2000.
** Includes acquisition of Capital Appreciation Portfolio of 824,458 shares and $35,291,368.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST, CONTINUED

                                       GLOBAL DIVIDEND GROWTH                   EUROPEAN GROWTH
                                ------------------------------------  ------------------------------------
                                  FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                      ENDED              ENDED              ENDED              ENDED
                                DECEMBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 2000  DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------
CLASS X SHARES
SHARES
Sold..........................        2,246,998         3,735,961           9,230,245          5,542,879
Reinvestment of dividends and
  distributions...............        3,301,049         3,214,043           3,299,856          2,023,007
Redeemed......................      (11,288,529)       (6,868,373)        (10,913,565)        (7,927,773)
                                  -------------      ------------       -------------      -------------
     NET INCREASE (DECREASE) -
     CLASS X..................       (5,740,482)           81,631           1,616,536           (361,887)
                                  -------------      ------------       -------------      -------------
AMOUNT
Sold..........................    $  28,967,660      $ 52,898,642       $ 272,639,151      $ 151,803,640
Reinvestment of dividends and
  distributions...............       40,941,373        45,033,308          88,172,155         50,554,942
Redeemed......................     (143,825,063)      (96,932,891)       (317,442,661)      (215,476,326)
                                  -------------      ------------       -------------      -------------
     NET INCREASE (DECREASE) -
     CLASS X..................    $ (73,916,030)     $    999,059       $  43,368,645      $ (13,117,744)
                                  -------------      ------------       -------------      -------------
CLASS Y SHARES+
SHARES
Sold..........................          186,212          --                   468,981          --
Reinvestment of dividends and
  distributions...............            1,677          --                     8,195          --
Redeemed......................          (13,917)         --                   (59,519)         --
                                  -------------      ------------       -------------      -------------
     NET INCREASE - CLASS Y...          173,972          --                   417,657          --
                                  -------------      ------------       -------------      -------------
AMOUNT
Sold..........................    $   2,287,280          --             $  12,215,627          --
Reinvestment of dividends and
  distributions...............           20,655          --                   218,959          --
Redeemed......................         (169,055)         --                (1,487,658)         --
                                  -------------      ------------       -------------      -------------
     NET INCREASE - CLASS Y...    $   2,138,880          --             $  10,946,928          --
                                  -------------      ------------       -------------      -------------

                                           PACIFIC GROWTH                            EQUITY
                                ------------------------------------  ------------------------------------
                                  FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                      ENDED              ENDED              ENDED              ENDED
                                DECEMBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 2000  DECEMBER 31, 1999
------------------------------  --------------------------------------------------------------------------
CLASS X SHARES
SHARES
Sold..........................       51,041,243         37,338,181          7,164,752         10,020,241**
Reinvestment of dividends and
  distributions...............          197,316            115,750          7,535,790          4,406,556
Redeemed......................      (53,387,675)       (34,025,265)        (7,537,949)        (5,269,790)
                                  -------------      -------------      -------------      -------------
     NET INCREASE (DECREASE) -
     CLASS X..................       (2,149,116)         3,428,666          7,162,593          9,157,007
                                  -------------      -------------      -------------      -------------
AMOUNT
Sold..........................    $ 359,491,480      $ 233,462,939      $ 363,241,322      $ 428,695,184**
Reinvestment of dividends and
  distributions...............        1,544,980            770,896        319,231,351        176,314,365
Redeemed......................     (379,056,684)      (215,206,842)      (355,434,066)      (223,711,390)
                                  -------------      -------------      -------------      -------------
     NET INCREASE (DECREASE) -
     CLASS X..................    $ (18,020,224)     $  19,026,993      $ 327,038,607      $ 381,298,159
                                  -------------      -------------      -------------      -------------
CLASS Y SHARES+
SHARES
Sold..........................          142,556          --                   829,761          --
Reinvestment of dividends and
  distributions...............              114          --                    14,864          --
Redeemed......................          (11,574)         --                   (40,139)         --
                                  -------------      -------------      -------------      -------------
     NET INCREASE - CLASS Y...          131,096          --                   804,486          --
                                  -------------      -------------      -------------      -------------
AMOUNT
Sold..........................    $   1,009,590          --             $  35,773,057          --
Reinvestment of dividends and
  distributions...............              892          --                   623,947          --
Redeemed......................          (79,333)         --                (1,694,060)         --
                                  -------------      -------------      -------------      -------------
     NET INCREASE - CLASS Y...    $     931,149          --             $  34,702,944          --
                                  -------------      -------------      -------------      -------------

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST, CONTINUED

                                           S&P 500 INDEX                 COMPETITIVE EDGE "BEST IDEAS"
                                ------------------------------------  ------------------------------------
                                  FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                      ENDED              ENDED              ENDED              ENDED
                                DECEMBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 2000  DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------
CLASS X SHARES
SHARES
Sold..........................       6,860,524         11,576,170          3,173,771          2,453,400
Reinvestment of dividends and
  distributions...............         168,487             42,255             26,257             25,638
Redeemed......................      (3,409,330)        (2,115,310)        (1,371,010)        (1,165,678)
                                  ------------       ------------       ------------       ------------
     NET INCREASE - CLASS X...       3,619,681          9,503,115          1,829,018          1,313,360
                                  ------------       ------------       ------------       ------------
AMOUNT
Sold..........................    $ 89,722,478       $140,040,634       $ 37,675,407       $ 25,976,215
Reinvestment of dividends and
  distributions...............       2,227,401            528,180            314,559            267,149
Redeemed......................     (44,290,749)       (25,657,030)       (15,717,456)       (12,148,106)
                                  ------------       ------------       ------------       ------------
     NET INCREASE - CLASS X...    $ 47,659,130       $114,911,784       $ 22,272,510       $ 14,095,258
                                  ------------       ------------       ------------       ------------
CLASS Y SHARES+
SHARES
Sold..........................       1,162,112           --                  508,335           --
Reinvestment of dividends and
  distributions...............           1,226           --                      194           --
Redeemed......................        (106,091)          --                  (49,274)          --
                                  ------------       ------------       ------------       ------------
     NET INCREASE - CLASS Y...       1,057,247           --                  459,255           --
                                  ------------       ------------       ------------       ------------
AMOUNT
Sold..........................    $ 15,208,446           --             $  5,807,167           --
Reinvestment of dividends and
  distributions...............          16,208           --                    2,328           --
Redeemed......................      (1,387,222)          --                 (568,060)          --
                                  ------------       ------------       ------------       ------------
     NET INCREASE - CLASS Y...    $ 13,837,432           --             $  5,241,435           --
                                  ------------       ------------       ------------       ------------

------------------

 +   For the period June 6, 2000 (issue date) through December 31, 2000.
++ For the period November 6, 2000 (commencement of operations) through December 31, 2000.
 * For the period May 4, 1999 (commencement of operations) through December 31, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                          AGGRESSIVE EQUITY                INFORMATION                   STRATEGIST
                                -------------------------------------  -------------------  ------------------------------------
                                  FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR       FOR THE YEAR
                                      ENDED              ENDED                ENDED               ENDED              ENDED
                                DECEMBER 31, 2000  DECEMBER 31, 1999*  DECEMBER 31, 2000++  DECEMBER 31, 2000  DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------------------------------------
CLASS X SHARES
SHARES
Sold..........................       9,387,514           3,507,417             302,730            5,636,054          6,274,928
Reinvestment of dividends and
  distributions...............           3,288                 794           --                   6,205,199            851,314
Redeemed......................      (2,321,837)           (886,433)            (14,145)          (7,949,205)        (7,016,894)
                                  ------------        ------------          ----------        -------------      -------------
     NET INCREASE - CLASS X...       7,068,965           2,621,778             288,585            3,892,048            109,348
                                  ------------        ------------          ----------        -------------      -------------
AMOUNT
Sold..........................    $146,383,257        $ 41,217,608          $2,991,621        $ 102,563,826      $ 110,695,004
Reinvestment of dividends and
  distributions...............          49,395               8,097           --                 104,882,722         15,227,618
Redeemed......................     (34,737,951)        (10,278,236)           (128,569)        (143,279,933)      (124,097,206)
                                  ------------        ------------          ----------        -------------      -------------
     NET INCREASE - CLASS X...    $111,694,701        $ 30,947,469          $2,863,052        $  64,166,615      $   1,825,416
                                  ------------        ------------          ----------        -------------      -------------
CLASS Y SHARES+
SHARES
Sold..........................       1,003,354           --                    210,137            1,463,098          --
Reinvestment of dividends and
  distributions...............              33           --                  --                      27,045          --
Redeemed......................         (66,250)          --                     (4,344)             (85,978)         --
                                  ------------        ------------          ----------        -------------      -------------
     NET INCREASE - CLASS Y...         937,137           --                    205,793            1,404,165          --
                                  ------------        ------------          ----------        -------------      -------------
AMOUNT
Sold..........................    $ 15,298,277           --                 $2,068,622        $  25,207,978          --
Reinvestment of dividends and
  distributions...............             497           --                  --                     455,311          --
Redeemed......................      (1,006,698)          --                    (42,867)          (1,470,940)         --
                                  ------------        ------------          ----------        -------------      -------------
     NET INCREASE - CLASS Y...    $ 14,292,076           --                 $2,025,755        $  24,192,349          --
                                  ------------        ------------          ----------        -------------      -------------

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENTS SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Variable Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. Investments in the Fund may be made only by (1) Northbrook Life Insurance Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues;
(2) Allstate Life Insurance Company to fund the benefits under variable annuity contracts it issues; (3) Glenbrook Life and Annuity Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues; and (4) Paragon Life Insurance Company to fund the benefits under variable life insurance contracts it issues to certain employees of Morgan Stanley Dean Witter & Co., the parent company of Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager").

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of seventeen Portfolios ("Portfolios") which commenced operations as follows:

                                  COMMENCEMENT OF                                              COMMENCEMENT OF
PORTFOLIO                           OPERATIONS         PORTFOLIO                                 OPERATIONS
---------                       -------------------    ---------                             -------------------
Money Market..................      March 9, 1984      European Growth ....................      March 1, 1991
Short-Term Bond...............        May 4, 1999      Pacific Growth .....................  February 23, 1994
Quality Income Plus...........      March 1, 1987      Equity .............................      March 9, 1984
High Yield....................      March 9, 1984      S&P 500 Index ......................       May 18, 1998
Utilities.....................      March 1, 1990      Competitive Edge "Best Ideas" ......       May 18, 1998
Income Builder................   January 21, 1997      Aggressive Equity ..................        May 4, 1999
Dividend Growth...............      March 1, 1990      Information ........................   November 6, 2000
Capital Growth................      March 1, 1991      Strategist .........................      March 1, 1987
Global Dividend Growth........  February 23, 1994

On June 6, 2000, the Fund commenced offering one additional class of shares (Class Y shares), with all Portfolio shares issued prior to May 1, 2000 designated Class X shares. The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered by Paragon Life Insurance Company and other contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered by Northbrook Life Insurance Company, Allstate Life Insurance Company, and Glenbrook Life and Annuity Company offered on or after June 6, 2000.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENTS SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

The investment objectives of each Portfolio are as follows:

     PORTFOLIO                                INVESTMENT OBJECTIVE
Money Market            Seeks high current income, preservation of capital and liquidity by investing in short-term money market instruments.
Short-Term Bond         Seeks to provide a high level of current income consistent with the preservation of capital, by investing primarily in bonds issued or guaranteed as to principal and interest by the U.S.
                        Government, its agencies or instrumentalities and investment grade corporate and other types of bonds.
Quality Income          Seeks, as its primary objective, to earn a high level of current
Plus                    income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective, by investing primarily in U.S. Government securities and higher-rated fixed income securities.
High Yield              Seeks, as its primary objective, to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective, by investing primarily in lower-rated fixed income securities.
Utilities               Seek both capital appreciation and current income by investing in equity and fixed income securities of companies engaged in the utilities industry.
Income Builder          Seeks, as its primary objective, to earn reasonable income and, as a secondary objective, growth of capital by investing
                        primarily in income-producing equity securities.
Dividend Growth         Seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in common stocks of companies with a record of paying dividends and the potential for increasing dividends.
Capital Growth          Seeks long-term capital growth by investing primarily in common stocks.
Global Dividend         Seeks to provide reasonable current income and long-term growth
Growth                  of income and capital by investing primarily in common stocks of companies, issued by issuers worldwide, with a record of paying dividends and the potential for increasing dividends.
European Growth         Seeks to maximize the capital appreciation of its investments by investing primarily in securities issued by issuers located in
                        Europe.
Pacific Growth          Seeks to maximize the capital appreciation of its investments by investing primarily in securities issued by issuers located in
                        Asia, Australia and New Zealand.
Equity                  Seeks, as its primary objective, capital growth and, as a
                        secondary objective, income, but only when consistent with its primary objective, by investing primarily in common stocks.
S&P 500 Index           Seeks to provide investment results that, before expenses, correspond to the total return of the Standards & Poor's 500
                        Composite Stock Price Index (the "S&P 500 INDEX") by investing primarily in common stocks included in the S&P 500 INDEX.
Competitive Edge        Seeks long-term capital growth by investing primarily in the
"Best Ideas"            common stock of U.S. and non - U.S. companies included in the
                        "Best Ideas" list, a research compilation assembled and
                        maintained by Morgan Stanley Dean Witter Equity Research. --
Information             Seeks long-term capital appreciation by investing primarily in common stocks and investment grade convertible securities of companies throughout the world that are engaged in the
                        communication and information industry.
Aggressive Equity*      Seeks long-term capital growth by investing primarily in equity securities of companies that offer the potential for superior earnings growth. Prior to March 15, 2000, the investment policy was to invest primarily in equity securities of companies covered by Morgan Stanley Dean Witter Equity Research that offer the potential for superior earnings growth.
Strategist              Seeks a high total investment return through a fully managed investment policy utilizing equity, investment grade fixed income and money market securities and writing covered options.

* ON MARCH 15, 2000, SHAREHOLDERS APPROVED A CHANGE IN THE INVESTMENT OBJECTIVE.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENTS SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; (4) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager (or, in the case of European Growth and Pacific Growth, by Morgan Stanley Dean Witter Investment Management Inc. (the "Sub-Advisor")) that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (5) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the securities valued by such pricing service; and (6) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. Money Market amortizes premiums and accretes discounts on securities owned; gains and losses realized upon the sale of securities are based on amortized cost. Discounts for all other Portfolios are accreted over the life of the respective securities.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENTS SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

C. ACCOUNTING FOR OPTIONS AND FUTURES CONTRACTS -- (1) Written options on debt obligations, equities and foreign currency: when the Fund writes a call or put option, the premium received is recorded as an asset and is also included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option; (2) Purchased options on debt obligations, equities and foreign currency: when the Fund purchases a call or put option, the premium paid is recorded as an investment and is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid;
(3) Options on futures contracts: the Fund is required to deposit cash, U.S. Government securities or other liquid portfolio securities as "initial margin" and "variation margin" with respect to written call and put options on futures contracts. If a written option expires, the Fund realizes a gain. If a written call or put option is exercised, the premium received will decrease or increase the unrealized loss or gain on the futures contract. If the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying futures contract and the liability related to such option is extinguished; (4) Futures contracts: a futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENTS SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Portfolios may enter into forward contracts which are valued daily at the appropriate forward exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Portfolios record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

H. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios. The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by a Portfolio.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement (the "Agreement"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolios' net assets determined at the close of each business day:

Money Market -- 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million, and 0.375% to the portion of daily net assets exceeding $750 million.

Short-Term Bond -- 0.45%.

Quality Income Plus -- 0.50% to the portion of daily net assets not exceeding $500 million and 0.45% to the portion of daily net assets exceeding $500 million.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENTS SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

High Yield -- 0.50% to the portion of daily net assets not exceeding $500 million and 0.425% to the portion of daily net assets exceeding $500 million.

Utilities -- 0.65% to the portion of daily net assets not exceeding $500 million; 0.55% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion and 0.525% to the portion of daily net assets exceeding $1 billion.

Income Builder -- 0.75%.

Dividend Growth -- 0.625% to the portion of daily net assets not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.45% to the portion of daily net assets exceeding $2 billion but not exceeding $3 billion and 0.425% to the portion of daily net assets exceeding $3 billion.

Capital Growth -- 0.65%.

Global Dividend Growth -- 0.75% to the portion of daily net assets not exceeding $1 billion and 0.725% to the portion of daily net assets exceeding $1 billion.

European Growth -- 0.95% to the portion of daily net assets not exceeding $500 million and 0.90% to the portion of daily net assets exceeding $500 million.

Pacific Growth -- 0.95%.

Equity -- 0.50% to the portion of daily net assets not exceeding $1 billion and 0.475% to the portion of daily net assets exceeding $1 billion; and effective May 1, 2000 the Agreement was amended to reduce the annual rate to 0.45% of the portion of daily net assets exceeding $2 billion.

S&P 500 Index -- 0.40%.

Competitive Edge "Best Ideas" -- 0.65%.

Information -- 0.75%

Aggressive Equity -- 0.75%.

Strategist -- 0.50% to the portion of daily net assets not exceeding $1.5 billion and 0.475% to the portion of daily net assets exceeding $1.5 billion.

Under a Sub-Advisory Agreement between the Investment Manager and the Sub-Advisor, the Sub-Advisor provides European Growth and Pacific Growth with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of its monthly compensation.

The Investment Manager has agreed to assume all operating expenses (except for Plan of Distribution fees) and to waive its compensation to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of S&P 500 Index.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENTS SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

The Investment Manager has agreed to waive its fee and reimburse all operating expenses (except for Plan of Distribution fees) for Information until such time the Portfolio has $50 million of net assets or May 6, 2001, whichever occurs first. At December 31, 2000, included in the Statement of Assets and Liabilities is a receivable from affiliate, which represents expense reimbursements due to the Portfolio.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and Sub-Advisor. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/maturities of portfolio securities, excluding short-term investments (except Money Market), for the year ended December 31, 2000 were as follows:

                                            U.S. GOVERNMENT SECURITIES                  OTHER
                                          -------------------------------  --------------------------------
                                            PURCHASES    SALES/MATURITIES    PURCHASES     SALES/MATURITIES
                                          -------------  ----------------  --------------  ----------------
Money Market............................  $171,082,401     $181,001,035    $4,377,146,048   $4,458,449,366
Short-Term Bond.........................     4,654,413          698,533          --              --
Quality Income Plus.....................   242,572,064      252,136,409       187,439,270      239,553,340
High Yield..............................       --              --              19,593,505       78,572,096
Utilities...............................     6,299,102        6,319,688        63,184,352      107,795,124
Income Builder..........................       247,899          668,333        31,427,432       42,369,333
Dividend Growth.........................       --              --             547,205,397      960,669,782
Capital Growth..........................       --              --             598,888,261      584,960,250
Global Dividend Growth..................       --              --             160,460,092      267,005,612
European Growth.........................       --              --             419,009,044      426,601,588
Pacific Growth..........................       --              --              43,945,760       59,421,769
Equity..................................    58,797,016       58,072,836     7,255,285,882    7,275,948,211
S&P 500 Index...........................       --              --              71,422,421        6,128,114
Competitive Edge "Best Ideas"...........       --              --              80,529,179       50,951,129
Aggressive Equity.......................     9,391,123        4,365,122       556,699,499      441,944,966
Information.............................       --              --               4,368,643           33,354
Strategist..............................   164,723,802      179,821,420       547,834,916      595,398,244

Included in the aforementioned purchases and sales of portfolio securities of S&P 500 Index are purchases of Morgan Stanley Dean Witter & Co., an affiliate of the Investment Manager, Sub-Advisor and Distributor, of $1,116,184, and purchases and sales of Allstate Corp., an affiliate of the Fund, of $513,414 and $43,796, respectively, including realized losses of $23,177. Included in the purchases of Equity, Aggressive Equity, and Strategist are purchases of Allstate Corp. of $35,874,184, $1,869,951, and $3,862,000, respectively. Included in the sales of portfolio securities of Equity and Aggressive Equity are sales of Allstate Corp. of $16,067,852 and $886,464, respectively, including net realized losses of $2,878,373 and $58,521, respectively.

Included in the payable for investments purchased at December 31, 2000 for Dividend Growth and Aggressive Equity, are $1,294,175 and $360,222, respectively, for unsettled trades with Dean Witter

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENTS SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

Reynolds Inc. ("DWR"), an affiliate of the Investment Manager, Sub-Advisor and Distributor. Included in the receivable for investments sold at December 31, 2000 for Income Builder and Global Dividend Growth, are $120,977 and $343,914, respectively, for unsettled trades with DWR.

For the year ended December 31, 2000, the following Portfolios incurred brokerage commissions with DWR for portfolio transactions executed on behalf of the Portfolio:

                                                              GLOBAL
                  INCOME        DIVIDEND       CAPITAL       DIVIDEND                     AGGRESSIVE
   UTILITIES     BUILDER         GROWTH         GROWTH        GROWTH         EQUITY         EQUITY     INFORMATION    STRATEGIST
  -----------  ------------  --------------  ------------  ------------  --------------  ------------  ------------  ------------
  $    8,430   $    25,664   $     194,380   $    71,774   $    44,090   $     128,355   $   100,823   $     1,271   $    13,969
  ==========   ===========   =============   ===========   ===========   =============   ===========   ===========   ===========

Included in the payable for investments purchased at December 31, 2000 for Global Dividend Growth, Equity, Competitive Edge "Best Ideas" and Aggressive Equity are $481,290, $9,415,261, $149,358 and $300,090, respectively, for unsettled trades with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, Sub-Advisor and Distributor.

Included in the receivable for investments sold at December 31, 2000 for Pacific Growth, Equity, Competitive Edge "Best Ideas" and Aggressive Equity are $452,052, $7,846,451, $169,898 and $80,267, respectively, for unsettled trades with Morgan Stanley & Co., Inc.

For the year ended December 31, 2000, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., for portfolio transactions executed on behalf of the Portfolio:

                                          GLOBAL
             INCOME   DIVIDEND  CAPITAL  DIVIDEND  PACIFIC              S&P 500   COMPETITIVE EDGE  AGGRESSIVE
  UTILITIES  BUILDER   GROWTH   GROWTH    GROWTH   GROWTH    EQUITY      INDEX      "BEST IDEAS"      EQUITY    STRATEGIST
  ---------  -------  --------  -------  --------  -------  ---------   --------  ----------------  ----------  ----------
   $3,959    $2,101   $125,914  $41,710  $156,221  $9,323   $765,135      $869        $89,859        $37,119     $23,955
   ======    ======   ========  =======  ========  ======   ========      ====        =======        =======     =======

For the year ended December 31, 2000, Pacific Growth incurred brokerage commissions of $432 with China International Capital Corp., an affiliate of the Investment Manager, Sub-Advisor and Distributor, for portfolio transactions executed on behalf of the Fund.

Included in the payable for investments purchased at December 31, 2000 for Information are unsettled trades with Morgan Stanley Dean Witter Aggressive Equity Fund, an affiliate of the Fund, for $2,488.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, Sub-Advisor and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENTS SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

the last five years of service. Aggregate pension costs for the year ended December 31, 2000 included in Trustees' fees and expenses in the Statement of Operations and the accrued pension liability included in accrued expenses in the Statement of Assets and Liabilities are as follows:

                      AGGREGATE PENSION COSTS
           QUALTY
   MONEY   INCOME    HIGH              INCOME   DIVIDEND  CAPITAL
  MARKET    PLUS    YIELD   UTILITIES  BUILDER   GROWTH   GROWTH
  -------  -------  ------  ---------  -------  --------  -------
   $339     $435     $282     $454       $66     $1,841    $233
   ====     ====     ====     ====       ===     ======    ====

   GLOBAL                                  COMPETITIVE
  DIVIDEND  EUROPEAN  PACIFIC                  EDGE       S&P 500
   GROWTH    GROWTH   GROWTH    EQUITY     "BEST IDEAS"    INDEX    STRATEGIST
  --------  --------  -------  ---------  --------------  --------  ----------
    $381      $406      $55     $1,160          $140        $73        $549
    ====      ====      ===     ======          ====        ===        ====

                     ACCRUED PENSION LIABILITY
           QUALTY
   MONEY   INCOME    HIGH              INCOME   DIVIDEND  CAPITAL
  MARKET    PLUS    YIELD   UTILITIES  BUILDER   GROWTH   GROWTH
  -------  -------  ------  ---------  -------  --------  -------
  $10,939  $7,562   $3,879   $5,139     $133     $9,695    $590
  =======  ======   ======   ======     ====     ======    ====

   GLOBAL                                  COMPETITIVE
  DIVIDEND  EUROPEAN  PACIFIC                  EDGE       S&P 500
   GROWTH    GROWTH   GROWTH    EQUITY     "BEST IDEAS"    INDEX    STRATEGIST
  --------  --------  -------  ---------  --------------  --------  ----------
   $1,028    $1,316    $227     $6,821          $131        $87       $7,916
   ======    ======    ====     ======          ====        ===       ======

5. FEDERAL INCOME TAX STATUS

At December 31, 2000, the following Portfolios had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations:

                                                                       AMOUNT IN THOUSANDS
                                          -----------------------------------------------------------------------------
     AVAILABLE THROUGH DECEMBER 31,        2001    2002     2003    2004     2005    2006     2007      2008     TOTAL
----------------------------------------  ------  -------  ------  -------  ------  -------  -------  --------  -------
Short-Term Bond.........................    --      --       --      --       --      --     $     3  $      1  $     4
Quality Income Plus.....................    --    $12,983    --    $2,491     --      --      10,670    10,496   36,640
High Yield..............................  $4,736    3,256  $2,984   5,521     --    $ 2,735   10,786     7,523   37,541
Income Builder..........................    --      --       --      --       --      --         180     1,618    1,798
Dividend Growth.........................    --      --       --      --       --      --       --      235,564  235,564
Pacific Growth..........................    --      --       --      --     $5,427   33,536    --        --      38,963
Equity..................................    --      --       --      --      3,342       14    --        --       3,356
S&P 500 Index...........................    --      --       --      --       --      --       --          177      177
Competitive Edge "Best Ideas"...........    --      --       --      --       --        853      544     --       1,397
Aggressive Equity.......................    --      --       --      --       --      --          68    11,560   11,628

As part of the Equity Portfolio's acquisition of the assets of Capital Appreciation Portfolio ("Capital Appreciation"), Equity obtained a net capital loss carryover of approximately $6,329,000 from Capital Appreciation. Utilization of this carryover is subject to limitations imposed by the Internal Revenue Code and Treasury Regulations. During the year ended December 31, 2000, Equity utilized approximately $1,665,000 of this carryover. The following Portfolios also utilized approximate net capital loss carryovers: Pacific Growth - $4,217,000; Competitive Edge "Best Ideas" - $1,397,000.

Net capital and net foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. The following Portfolios incurred and will elect to defer post-October losses during fiscal 2000: Quality Income Plus - $1,971,000; Utilities - $6,056,000; Capital Growth - $1,082,000;
Global

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENTS SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

Dividend Growth - $10,000; Pacific Growth - $377,000; Equity - $58,282,000; S&P 500 Index - $643,000; Competitive Edge "Best Ideas" - $409,000; Aggressive Equity - $4,937,000; Information - $16,000; Strategist - $9,909,000.

At December 31, 2000, the primary reason(s) for significant temporary/permanent book/tax differences were as follows:

                                             TEMPORARY DIFFERENCES        PERMANENT DIFFERENCES
                                          ---------------------------  ----------------------------
                                             POST-          LOSS         FOREIGN        EXPIRED
                                            OCTOBER    DEFERRALS FROM    CURRENCY     CAPITAL LOSS
                                            LOSSES       WASH SALES    GAINS/LOSSES   CARRYFORWARD
                                          -----------  --------------  ------------  --------------
Short-Term Bond.........................                     -
Quality Income Plus.....................       -
High Yield..............................                     -                             -
Utilities...............................       -             -
Income Builder..........................                     -
Dividend Growth.........................                     -
Capital Growth..........................       -             -
Global Dividend Growth..................       -             -              -
European Growth.........................                     -              -
Pacific Growth..........................       -             -              -
Equity..................................       -             -
S&P 500 Index...........................       -             -
Competitive Edge "Best Ideas"...........       -             -              -
Aggressive Equity.......................       -             -
Information.............................       -             -
Strategist..............................       -             -

Additionally, the following Portfolios had other temporary differences: Global Dividend Growth and Pacific Growth - income from the mark-to-market of passive foreign investment companies ("PFICs"); European Growth - income from mark-to-market of forward foreign currency contracts; S&P 500 Index - capital loss from the mark-to-market of futures contracts; High Yield - interest on bonds in default. Global Dividend Growth and Pacific Growth had permanent differences attributable to tax adjustments on PFICs sold by the Portfolios.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENTS SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

To reflect reclassifications arising from the permanent differences, the following accounts were (charged) credited:

                                               ACCUMULATED           ACCUMULATED
                                              UNDISTRIBUTED         UNDISTRIBUTED
                                          NET INVESTMENT INCOME   NET REALIZED GAIN    PAID-IN-
                                                 (LOSS)                (LOSS)           CAPITAL
                                          ---------------------   -----------------   -----------
Quality Income Plus.....................        $   22,655           $   (22,655)         --

High Yield..............................         --                    3,057,342      ($3,057,342)

Utilities...............................         --                       37,957          (37,957)

Income Builder..........................          (168,516)              206,151          (37,635)

Dividend Growth.........................            82,231              --                (82,231)

Capital Growth..........................           (15,383)               15,383          --

Global Dividend Growth..................           787,854              (776,475)         (11,379)

European Growth.........................         1,479,957            (1,479,957)         --

Pacific Growth..........................           978,223              (978,223)         --

Competitive Edge "Best Ideas"...........            (5,520)                5,520          --

Information.............................               409              --                   (409)

Strategist..............................             2,680                (2,680)         --

6. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

Global Dividend Growth, European Growth, Pacific Growth, Competitive Edge "Best Ideas" and Aggressive Equity may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. European Growth and Pacific Growth may also purchase and write put options on foreign currencies ("options") in which the Portfolios' securities are denominated to protect against a decline in value of such securities due to currency devaluations.

Forward contracts and options involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these forward contracts and options from the potential inability of the counterparties to meet the terms of their contracts.

At December 31, 2000, European Growth and Global Dividend Growth had outstanding forward contracts.

S&P 500 Index may purchase and sell stock index futures ("futures contacts") for the following reasons: to simulate full investment in the S&P 500 INDEX while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S&P 500 INDEX.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENTS SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. S&P 500 Index bears the risk of an unfavorable change in the value of the underlying securities.

At December 31, 2000, S&P 500 Index had outstanding futures contracts.

At December 31, 2000, European Growth's investments in securities of issuers in the United Kingdom represented 38.3% of the Portfolio's net assets. Pacific Growth's investments in securities of issuers in Japan represented 53.1% of the Portfolio's net assets. These investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these regions.

At December 31, 2000, Global Dividend Growth's, European Growth's, Pacific Growth's and Information's cash balance consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the custodian of each Portfolio.

7. CHANGE IN ACCOUNTING POLICY

Effective January 1, 2001, the Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and as required, begin amortizing premiums on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Fund, but will result in a decrease in the cost of securities and a corresponding increase to unrealized appreciation/depreciation based on securities held at December 31, 2000.

8. PORTFOLIO MERGER

As of the close of business on March 19, 1999, Equity acquired all the net assets of Morgan Stanley Dean Witter Variable Investment Series - Capital Appreciation ("Capital Appreciation") pursuant to a plan of reorganization approved by the shareholders of Capital Appreciation on February 24, 1999. The acquisition was accomplished by a tax-free exchange of 824,458 shares of Equity at a net asset value of $42.80 per share for 3,210,810 shares of Capital Appreciation. The net assets of Equity and Capital Appreciation immediately before the acquisition were $1,300,120,916 and $35,291,368, respectively, including unrealized appreciation of $6,437,316 for Capital Appreciation. Immediately after the acquisition the combined net assets of Equity amounted to $1,335,412,284.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period*:

                           NET ASSET      NET                                                                   TOTAL
          YEAR               VALUE     INVESTMENT   NET REALIZED   TOTAL FROM   DIVIDENDS    DISTRIBUTIONS    DIVIDENDS
          ENDED            BEGINNING     INCOME    AND UNREALIZED  INVESTMENT       TO            TO             AND
       DECEMBER 31         OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS   DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
CLASS X SHARES
1996                         $ 1.00      $0.050        --            $0.050     $   (0.050)      --          $   (0.050)
1997                           1.00       0.051        --             0.051         (0.051)      --              (0.051)
1998                           1.00       0.051        --             0.051         (0.051)      --              (0.051)
1999                           1.00       0.047        --             0.047         (0.047)      --              (0.047)
2000(a)                        1.00       0.058        --             0.058         (0.058)      --              (0.058)
CLASS Y SHARES
2000(b)                        1.00       0.033        --             0.033         (0.033)      --              (0.033)
SHORT-TERM BOND
CLASS X SHARES
1999(e)                       10.00        0.27        $(0.12)         0.15          (0.27)      --               (0.27)
2000(a)                        9.88        0.51          0.05          0.56          (0.48)      --               (0.48)
CLASS Y SHARES
2000(b)                        9.86        0.28          0.09          0.37          (0.28)      --               (0.28)
QUALITY INCOME PLUS
CLASS X SHARES
1996                          10.96        0.71         (0.58)         0.13          (0.72)      --               (0.72)
1997                          10.37        0.70          0.40          1.10          (0.70)      --               (0.70)
1998                          10.77        0.68          0.23          0.91          (0.68)      --               (0.68)
1999                          11.00        0.67         (1.14)        (0.47)         (0.67)      --               (0.67)
2000(a)                        9.86        0.68          0.37          1.05          (0.69)      --               (0.69)
CLASS Y SHARES
2000(b)                        9.80        0.38          0.42          0.80          (0.39)      --               (0.39)
HIGH YIELD
CLASS X SHARES
1996                           6.26        0.77         (0.06)         0.71          (0.79)      --               (0.79)
1997                           6.18        0.75         (0.06)         0.69          (0.75)      --               (0.75)
1998                           6.12        0.71         (1.05)        (0.34)         (0.71)      --               (0.71)
1999                           5.07        0.68         (0.74)        (0.06)         (0.68)      --               (0.68)
2000(a)                        4.33        0.66         (1.90)        (1.24)         (0.66)      --               (0.66)
CLASS Y SHARES
2000(b)                        3.92        0.37         (1.48)        (1.11)         (0.38)      --               (0.38)
UTILITIES
CLASS X SHARES
1996                          14.68        0.55          0.70          1.25          (0.55)   $    (0.04)         (0.59)
1997                          15.34        0.57          3.46          4.03          (0.57)        (0.21)         (0.78)
1998                          18.59        0.57          3.68          4.25          (0.57)        (1.02)         (1.59)
1999                          21.25        0.55          2.08          2.63          (0.55)        (0.43)         (0.98)
2000(a)                       22.90        0.49          0.17          0.66          (0.49)        (1.38)         (1.87)
CLASS Y SHARES
2000(b)                       22.98        0.24          0.19          0.43          (0.35)        (1.38)         (1.73)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                      RATIOS TO AVERAGE NET ASSETS
                                                                      ----------------------------
                           NET ASSET                    NET ASSETS                        NET
                             VALUE                        END OF                      INVESTMENT         PORTFOLIO
                             END OF        TOTAL          PERIOD                        INCOME           TURNOVER
                             PERIOD       RETURN+         (000'S)     EXPENSES          (LOSS)             RATE
------------------------------------------------------------------------------------------------------------------
MONEY MARKET
CLASS X SHARES
1996                         $ 1.00           5.11%     $  340,238      0.52%             4.97%            N/A
1997                           1.00           5.23         335,578      0.52              5.10             N/A
1998                           1.00           5.18         442,034      0.52              5.04             N/A
1999                           1.00           4.80         435,643      0.52              4.68             N/A
2000(a)                        1.00           6.01         358,793      0.52              5.83             N/A
CLASS Y SHARES
2000(b)                        1.00           3.37(1)       13,813      0.77(2)           5.86(2)          N/A
SHORT-TERM BOND
CLASS X SHARES
1999(e)                        9.88           1.56(1)        3,175      0.62(2)(5)        4.83(2)(5)           56%(1)
2000(a)                        9.96           5.85           6,427      0.98              5.08                 16
CLASS Y SHARES
2000(b)                        9.95           3.82(1)        1,430      1.17(2)           5.00(2)              16
QUALITY INCOME PLUS
CLASS X SHARES
1996                          10.37           1.56         474,660      0.53              6.84                182
1997                          10.77          11.09         474,990      0.53              6.71                171
1998                          11.00           8.67         547,583      0.52              6.23                152
1999                           9.86          (4.32)        456,132      0.52              6.45                119
2000(a)                       10.22          11.09         406,508      0.52              6.90                105
CLASS Y SHARES
2000(b)                       10.21           8.31(1)        5,176      0.77(2)           6.53(2)             105
HIGH YIELD
CLASS X SHARES
1996                           6.18          11.98         259,549      0.51             12.59                 57
1997                           6.12          11.87         368,061      0.53             12.44                 95
1998                           5.07          (6.20)        364,079      0.53             12.27                 93
1999                           4.33          (1.33)        279,683      0.53             14.05                 48
2000(a)                        2.43         (32.22)        128,646      0.54             17.40                  9
CLASS Y SHARES
2000(b)                        2.43         (30.02)(1)       1,947      0.79(2)          20.95(2)               9
UTILITIES
CLASS X SHARES
1996                          15.34           8.68         440,662      0.67              3.61                  9
1997                          18.59          27.15         458,134      0.67              3.48                 13
1998                          21.25          23.76         560,803      0.67              2.89                  7
1999                          22.90          12.71         580,487      0.67              2.51                 10
2000(a)                       21.69           3.03         551,734      0.66              2.16                 13
CLASS Y SHARES
2000(b)                       21.68           2.07(1)       19,069      0.91(2)           1.93(2)              13

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

                           NET ASSET      NET                                                                   TOTAL
          YEAR               VALUE     INVESTMENT   NET REALIZED   TOTAL FROM   DIVIDENDS    DISTRIBUTIONS    DIVIDENDS
          ENDED            BEGINNING     INCOME    AND UNREALIZED  INVESTMENT       TO            TO             AND
       DECEMBER 31         OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS   DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------
INCOME BUILDER
CLASS X SHARES
1997(c)                      $10.00      $ 0.44        $ 1.76        $ 2.20     $    (0.44)      --          $    (0.44)
1998                          11.76        0.56         (0.19)         0.37          (0.56)   $    (0.11)         (0.67)
1999                          11.46        0.58          0.21          0.79          (0.56)        (0.25)++       (0.81)
2000(a)                       11.44        0.55         (0.54)         0.01          (0.56)        (0.03)++       (0.59)
CLASS Y SHARES
2000(b)                       11.15        0.32         (0.21)         0.11          (0.39)        (0.02)++       (0.41)
DIVIDEND GROWTH
CLASS X SHARES
1996                          15.59        0.41          3.22          3.63          (0.41)        (0.41)         (0.82)
1997                          18.40        0.41          4.20          4.61          (0.41)        (1.00)         (1.41)
1998                          21.60        0.41          2.58          2.99          (0.41)        (2.05)         (2.46)
1999                          22.13        0.39         (0.55)        (0.16)         (0.39)        (3.26)         (3.65)
2000(a)                       18.32        0.31          0.02          0.33          (0.33)        (3.82)         (4.15)
CLASS Y SHARES
2000(b)                       17.79        0.12          0.62          0.74          (0.22)        (3.82)         (4.04)
CAPITAL GROWTH
CLASS X SHARES
1996                          15.22        0.08          1.65          1.73          (0.03)        (0.27)         (0.30)
1997                          16.65        0.01          3.90          3.91          (0.08)        (2.19)         (2.27)
1998                          18.29       (0.05)         3.59          3.54        --              (1.47)         (1.47)
1999                          20.36       --             6.12          6.12        --              (2.75)         (2.75)
2000(a)                       23.73        0.10          0.28          0.38        --              (4.05)         (4.05)
CLASS Y SHARES
2000(b)                       24.55        0.03         (0.50)        (0.47)       --              (4.05)         (4.05)
GLOBAL DIVIDEND GROWTH
CLASS X SHARES
1996                          11.69        0.24          1.75          1.99          (0.24)        (0.31)         (0.55)
1997                          13.13        0.22          1.37          1.59          (0.23)        (0.60)         (0.83)
1998                          13.89        0.24          1.45          1.69          (0.24)        (1.52)         (1.76)
1999                          13.82        0.27          1.71          1.98          (0.29)        (1.07)         (1.36)
2000(a)                       14.44        0.24         (0.64)        (0.40)         (0.09)        (1.22)         (1.31)
CLASS Y SHARES
2000(b)                       13.96        0.08         (0.11)        (0.03)       --              (1.22)         (1.22)
EUROPEAN GROWTH
CLASS X SHARES
1996                          17.53        0.17          4.91          5.08          (0.04)        (1.01)         (1.05)
1997                          21.56        0.21          3.19          3.40          (0.24)        (1.18)         (1.42)
1998                          23.54        0.15          5.53          5.68          (0.31)        (1.73)         (2.04)
1999                          27.18        0.25          6.91          7.16          (0.19)        (2.68)         (2.87)
2000(a)                       31.47        0.13         (1.43)        (1.30)         (0.18)        (4.62)         (4.80)
CLASS Y SHARES
2000(b)                       32.26       (0.03)        (2.10)        (2.13)         (0.18)        (4.62)         (4.80)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                      RATIOS TO AVERAGE NET ASSETS
                                                                      ----------------------------
                           NET ASSET                    NET ASSETS                        NET
                             VALUE                        END OF                      INVESTMENT         PORTFOLIO
                             END OF        TOTAL          PERIOD                        INCOME           TURNOVER
                             PERIOD       RETURN+         (000'S)     EXPENSES          (LOSS)             RATE
------------------------------------------------------------------------------------------------------------------
INCOME BUILDER
CLASS X SHARES
1997(c)                      $11.76          22.38%(1)  $   55,423      0.15%(2)(3)       5.73%(2)(3)          41%(1)
1998                          11.46           3.21          87,769      0.81              5.09                 54
1999                          11.44           7.06          81,616      0.81              4.98                 43
2000(a)                       10.86           0.17          59,383      0.81              5.07                 51
CLASS Y SHARES
2000(b)                       10.85           1.06(1)          965      1.06(2)           5.17(2)              51
DIVIDEND GROWTH
CLASS X SHARES
1996                          18.40          23.96       1,288,404      0.57              2.46                 23
1997                          21.60          25.61       1,905,906      0.54              2.06                 28
1998                          22.13          14.28       2,249,927      0.53              1.85                 45
1999                          18.32          (2.39)      2,033,814      0.52              1.82                 81
2000(a)                       14.50           5.30       1,552,724      0.54              2.07                 34
CLASS Y SHARES
2000(b)                       14.49           7.65(1)       19,083      0.79(2)           1.59(2)              34
CAPITAL GROWTH
CLASS X SHARES
1996                          16.65          11.55          86,862      0.73              0.52                 98
1997                          18.29          24.54         127,100      0.71              0.01                139
1998                          20.36          19.63         138,603      0.70             (0.26)               248
1999                          23.73          33.29         171,251      0.72              0.02                575
2000(a)                       20.06           1.28         183,151      0.69              0.43                349
CLASS Y SHARES
2000(b)                       20.03          (2.24)(1)       3,551      0.94(2)           0.30(2)             349
GLOBAL DIVIDEND GROWTH
CLASS X SHARES
1996                          13.13          17.49         334,821      0.85              1.94                 39
1997                          13.89          12.04         481,613      0.84              1.61                 48
1998                          13.82          12.53         484,228      0.84              1.68                 52
1999                          14.44          14.65         506,929      0.83              1.90                 43
2000(a)                       12.73          (2.50)        373,770      0.80              1.88                 40
CLASS Y SHARES
2000(b)                       12.71           0.07(1)        2,211      1.05(2)           1.14(2)              40
EUROPEAN GROWTH
CLASS X SHARES
1996                          21.56          29.99         302,422      1.11              0.97                 43
1997                          23.54          16.07         391,441      1.12              1.04                 45
1998                          27.18          23.96         510,638      1.11              0.65                 56
1999                          31.47          29.11         579,705      1.04              0.87                 55
2000(a)                       25.37          (4.92)        508,366      1.00              0.46                 78
CLASS Y SHARES
2000(b)                       25.33          (7.39)(1)      10,580      1.25(2)          (0.18)(2)             78

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

                           NET ASSET      NET                                                                   TOTAL
          YEAR               VALUE     INVESTMENT   NET REALIZED   TOTAL FROM   DIVIDENDS    DISTRIBUTIONS    DIVIDENDS
          ENDED            BEGINNING     INCOME    AND UNREALIZED  INVESTMENT       TO            TO             AND
       DECEMBER 31         OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS   DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------
PACIFIC GROWTH
CLASS X SHARES
1996                         $ 9.70      $ 0.05        $ 0.32        $ 0.37     $    (0.11)      --          $    (0.11)
1997                           9.96        0.12         (3.82)        (3.70)         (0.14)      --               (0.14)
1998                           6.12        0.06         (0.75)        (0.69)         (0.28)      --               (0.28)
1999                           5.15        0.04          3.33          3.37          (0.06)      --               (0.06)
2000(a)                        8.46       --            (2.78)        (2.78)         (0.12)      --               (0.12)
CLASS Y SHARES
2000(b)                        7.70       (0.01)        (2.01)        (2.02)         (0.12)      --               (0.12)
EQUITY
CLASS X SHARES
1996                          27.14        0.16          2.70          2.86          (0.16)   $    (3.45)         (3.61)
1997                          26.39        0.18          9.27          9.45          (0.18)        (2.08)         (2.26)
1998                          33.58        0.25          9.47          9.72          (0.25)        (4.47)         (4.72)
1999                          38.58        0.22         20.48         20.70          (0.22)        (5.18)         (5.40)
2000(a)                       53.88        0.30         (6.46)        (6.16)         (0.29)        (7.75)         (8.04)
CLASS Y SHARES
2000(b)                       49.12        0.21         (1.68)        (1.47)         (0.24)        (7.75)         (7.99)
S&P 500 INDEX
CLASS X SHARES
1998(d)                       10.00        0.06          1.16          1.22        --            --             --
1999                          11.22        0.06          2.21          2.27          (0.03)        (0.03)         (0.06)
2000(a)                       13.43        0.12         (1.37)        (1.25)         (0.07)        (0.06)         (0.13)
CLASS Y SHARES
2000(b)                       13.47        0.04         (1.34)        (1.30)         (0.07)        (0.06)         (0.13)
COMPETITIVE EDGE "BEST IDEAS"
CLASS X SHARES
1998(d)                       10.00        0.07         (0.25)        (0.18)       --            --             --
1999                           9.82        0.06          2.56          2.62          (0.07)      --               (0.07)
2000(a)                       12.37        0.06         (2.20)        (2.14)         (0.05)      --               (0.05)
CLASS Y SHARES
2000(b)                       12.03       --            (1.82)        (1.82)         (0.05)      --               (0.05)
AGGRESSIVE EQUITY
CLASS X SHARES
1999(e)                       10.00        0.05          4.55          4.60          (0.03)      --               (0.03)
2000(a)                       14.57        0.05         (0.30)        (0.25)         (0.01)      --               (0.01)
CLASS Y SHARES
2000(b)                       14.66        0.03         (0.39)        (0.36)         (0.01)      --               (0.01)
INFORMATION FUND
CLASS X SHARES
2000(f)                       10.00        0.06         (0.75)        (0.69)       --            --             --
CLASS Y SHARES
2000(f)                       10.00        0.05         (0.74)        (0.69)       --            --             --

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                      RATIOS TO AVERAGE NET ASSETS
                                                                      ----------------------------
                           NET ASSET                    NET ASSETS                        NET
                             VALUE                        END OF                      INVESTMENT         PORTFOLIO
                             END OF        TOTAL          PERIOD                        INCOME           TURNOVER
                             PERIOD       RETURN+         (000'S)     EXPENSES          (LOSS)             RATE
------------------------------------------------------------------------------------------------------------------
PACIFIC GROWTH
CLASS X SHARES
1996                         $ 9.96           3.89%     $  144,536      1.37%             1.01%                50%
1997                           6.12         (37.70)         68,904      1.44              1.09                 58
1998                           5.15         (10.40)         52,842      1.51              0.91                112
1999                           8.46          66.09         115,927      1.42              0.85                105
2000(a)                        5.56         (33.46)         64,209      1.21              0.01                 46
CLASS Y SHARES
2000(b)                        5.56         (26.72)(1)         728      1.46(2)          (0.20)(2)             46
EQUITY
CLASS X SHARES
1996                          26.39          12.36         521,908      0.54              0.58                279
1997                          33.58          37.43         823,090      0.52              0.61                145
1998                          38.58          30.45       1,138,413      0.52              0.73                257
1999                          53.88          58.59       2,083,071      0.51              0.54                323
2000(a)                       39.68         (12.35)      1,818,134      0.50              0.62                402
CLASS Y SHARES
2000(b)                       39.66          (3.99)(1)      31,903      0.75(2)           0.85(2)             402
S&P 500 INDEX
CLASS X SHARES
1998(d)                       11.22          12.20(1)       48,732      --  (4)           1.85(2)(4)            2(1)
1999                          13.43          20.23         185,963      0.48(5)           1.03(5)               1
2000(a)                       12.05          (9.38)        210,530      0.45              0.88                  3
CLASS Y SHARES
2000(b)                       12.04          (9.73)(1)      12,724      0.71(2)           0.60(2)               3
COMPETITIVE EDGE "BEST
IDEAS"
CLASS X SHARES
1998(d)                        9.82          (1.90)(1)      36,539      --  (4)           1.74(2)(4)           31(1)
1999                          12.37          26.88          62,295      0.56(5)           0.72(5)              54
2000(a)                       10.18         (17.39)         69,882      0.71              0.50                 70
CLASS Y SHARES
2000(b)                       10.16         (15.22)(1)       4,666      0.96              0.06                 70
AGGRESSIVE EQUITY
CLASS X SHARES
1999(e)                       14.57          46.08(1)       38,197      0.52(2)(5)        0.86(2)(5)          108(1)
2000(a)                       14.31          (1.75)        138,657      0.82              0.32                414
CLASS Y SHARES
2000(b)                       14.29          (2.48)(1)      13,392      1.05(2)           0.32(2)             414
INFORMATION FUND
CLASS X SHARES
2000(f)                        9.31          (6.90)(1)       2,686      --  (6)           3.80(2)(6)            1(1)
CLASS Y SHARES
2000(f)                        9.31          (6.90)(1)       1,915      0.25(2)(6)        3.55(2)(6)            1(1)

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

                           NET ASSET      NET                                                                   TOTAL
          YEAR               VALUE     INVESTMENT   NET REALIZED   TOTAL FROM   DIVIDENDS    DISTRIBUTIONS    DIVIDENDS
          ENDED            BEGINNING     INCOME    AND UNREALIZED  INVESTMENT       TO            TO             AND
       DECEMBER 31         OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS   DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------
STRATEGIST
CLASS X SHARES
1996                         $12.45      $ 0.43        $ 1.39        $ 1.82     $    (0.43)   $    (0.12)    $    (0.55)
1997                          13.72        0.45          1.40          1.85          (0.45)        (0.32)         (0.77)
1998                          14.80        0.36          3.40          3.76          (0.36)        (1.56)         (1.92)
1999                          16.64        0.40          2.46          2.86          (0.40)      --               (0.40)
2000(a)                       19.10        0.50         (0.20)         0.30          (0.48)        (2.26)         (2.74)
CLASS Y SHARES
2000(b)                       19.29        0.49         (0.51)        (0.02)         (0.36)        (2.26)         (2.62)

--------------------------------------------------------------------------------
(a)  Prior to June 6, 2000, the Fund issued one class of shares. All shares of the Fund held prior to May 1, 2000 have been designated Class X shares.
(b)  For the period June 6, 2000 (issued date) through December 31, 2000.
Commencement of operations:
(c)  January 21, 1997.
(d)  May 18, 1998.
(e)  May 4, 1999.
(f)  November 6, 2000.
 *   For the period ending December 31, 2000, the per share amounts were computed using an average number of shares outstanding during the period.
 +   Calculated based on the net asset value as of the last business day of the period.
++   Distribution from paid-in-capital.
++   Includes distributions from paid-in-capital of $0.02.
(1)  Not annualized.
(2)  Annualized.
(3)  If the Investment Manager had not assumed all expenses and waived its management fee for the period January 21, 1997 through December 3, 1997 for
     Income Builder, the ratios of expenses and net investment income to average net assets would have been 0.99% and 4.89%, respectively.
(4)  If the Investment Manager had not assumed all expenses and waived its management fee for the period May 18, 1998 through December 31, 1998 for
     Competitive Edge "Best Ideas" and S&P 500 Index, the ratios of expenses and net investment income to average net assets would have been 0.92% and
     0.83%, respectively, for Competitive Edge "Best Ideas" and 0.59% and 1.26%,
     respectively, for S&P 500 Index.
(5)  If the Investment Manager had not assumed all expenses and waived its management fee for the period January 1, 1999 through April 30, 1999 for
     Competitive Edge "Best Ideas" and for the period May 4, 1999 through
     November 4, 1999 for Short-Term Bond and Aggressive Equity and for the
     period January 1, 1999 through January 5, 1999 for S&P 500 Index and
     "capped" the expenses of S&P 500 Index at 0.50% of its daily net asset for the period January 6, 1999 through December 31, 1999, the ratios of expenses and net income (loss) to average net assets would have been 0.77%
     and 0.51%, respectively, for Competitive Edge "Best Ideas", 2.38% and
     3.07%, respectively, for Short-Term Bond, 1.41% and (0.02)%, respectively, for Aggressive Equity and 0.48% and 1.02%, respectively, for S&P 500 Index.
(6)  If the Investment Manager had not assumed all expenses (except for Plan of
     Distribution fees) and waived its management fee for the period
     November 6, 2000 through December 31, 2000 for Information, the ratios of expenses and net investment income to average net assets would have been
     1.82% and 1.98%, respectively, for Class X shares and 2.07% and 1.73%, respectively, for Class Y shares.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                      RATIOS TO AVERAGE NET ASSETS
                                                                      ----------------------------
                           NET ASSET                    NET ASSETS                        NET
                             VALUE                        END OF                      INVESTMENT         PORTFOLIO
                             END OF        TOTAL          PERIOD                        INCOME           TURNOVER
                             PERIOD       RETURN+         (000'S)     EXPENSES          (LOSS)             RATE
------------------------------------------------------------------------------------------------------------------
STRATEGIST
CLASS X SHARES
1996                         $13.72          15.02%     $  423,768      0.52%             3.30%               153%
1997                          14.80          13.71         497,028      0.52              3.09                159
1998                          16.64          26.55         633,934      0.52              2.32                 84
1999                          19.10          17.35         729,701      0.52              2.24                120
2000(a)                       16.66           1.64         701,294      0.52              2.68                126
CLASS Y SHARES
2000(b)                       16.65          (0.02)(1)      23,375      0.77(2)           2.77(2)             126

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES:

We have audited the accompanying statements of assets and liabilities of Morgan Stanley Dean Witter Variable Investment Series (the "Fund"), comprising, respectively, the Money Market Portfolio, the Short-Term Bond Portfolio, the Quality Income Plus Portfolio, the High Yield Portfolio, the Utilities Portfolio, the Income Builder Portfolio, the Dividend Growth Portfolio, the Capital Growth Portfolio, the Global Dividend Growth Portfolio, the European Growth Portfolio, the Pacific Growth Portfolio, the Equity Portfolio, the S&P 500 Index Portfolio, the Competitive Edge "Best Ideas" Portfolio, the Aggressive Equity Portfolio, the Information Portfolio and the Strategist Portfolio (the "Portfolios"), including the portfolios of investments, as of December 31, 2000, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for each of the respective stated periods ended December 31, 1999 were audited by other independent accountants whose report, dated February 18, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting Morgan Stanley Dean Witter Variable Investment Series as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
FEBRUARY 16, 2001

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.

CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Directors and its Audit Committee, engaged Deloitte & Touche LLP as its new independent accountants as of July 1, 2000.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES


REPORT OF INDEPENDENT ACCOUNTANTS



TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES



In our opinion, the statements of changes in net assets and the financial highlights of the Money Market Portfolio, the Quality Income Plus Portfolio, the High Yield Portfolio, the Utilities Portfolio, the Income Builder Portfolio, the Dividend Growth Portfolio, the Capital Growth Portfolio, the Global Dividend Growth Portfolio, the European Growth Portfolio, the Pacific Growth Portfolio, the Equity Portfolio, the S&P 500 Index Portfolio, the Competitive Edge "Best Ideas" Portfolio, the Strategist Portfolio, the Aggressive Equity Portfolio and the Short-Term Bond Portfolio (constituting Morgan Stanley Dean Witter Variable Investment Series, hereafter referred to as the "Fund") (not presented separately herein) present fairly, in all material respects, the changes in each of their net assets for the year ended December 31, 1999 and the financial highlights for each of the years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above. We have not audited the financial statements or financial highlights of the Fund for any period subsequent to December 31, 1999.



PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS


NEW YORK, NEW YORK 10036
FEBRUARY 18, 2000

APPENDIX
--------------------------------------------------------------------------------

RATINGS OF CORPORATE DEBT INSTRUMENTS INVESTMENTS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                         FIXED-INCOME SECURITY RATINGS

Aaa Fixed-income securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Fixed-income securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Fixed-income securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Fixed-income securities which are rated Baa are considered as medium grade obligations; I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
     Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Fixed-income securities rated Aaa, Aa, A and Baa are considered investment grade.

Ba Fixed-income securities which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B Fixed-income securities which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Fixed-income securities which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Fixed-income securities which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Fixed-income securities which are rated C are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal fixed-income security rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                         FIXED-INCOME SECURITY RATINGS

    A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rate issues only in small degree.

A Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

BBB Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal.
     Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

     Fixed-income securities rated AAA, AA, A and BBB are considered investment grade.

BB Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposures to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

B Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

CI The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Fixed-income securities rated "BB," "B," "CCC," "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

                            COMMERCIAL PAPER RATINGS

    Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

    Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1 indicates that the degree of safety regarding timely payment is very strong.

A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated
     "A-1."

A-3  indicates a satisfactory capacity for timely payment.
     Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH IBCA, INC. ("FITCH")

                                  BOND RATINGS

    Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

    Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

    Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

    Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

    Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
                 Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or      Plus and minus signs are used with a rating symbol to
Minus (-)        indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in
                 the"AAA" category.

NR               Indicates that Fitch does not rate the specific issue.

Conditional      A conditional rating is premised on the successful
                 completion of a project or the occurrence of a specific
                 event.

Suspended        A rating is suspended when Fitch deems the amount of
                 information available from the issuer to be inadequate for rating purposes.

Withdrawn        A rating will be withdrawn when an issue matures or is
                 called or refinanced and, at Fitch's discretion, when an
                 issuer fails to furnish proper and timely information.

FitchAlert       Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as
                 "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be
                 raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Ratings Outlook  An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

    SPECULATIVE GRADE BOND RATINGS: Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

    Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and finan-cial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD          Bonds are in default on interest and/or principal payments.
DD and D     Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents
             the lowest potential for recovery.

Plus(+) or   Plus and minus signs are used with a rating symbol to
Minus(-)     indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the
             "DDD," "DD," or "D" categories.

                               SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned
      "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below in investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

DUFF & PHELPS, INC.

                               LONG-TERM RATINGS

    These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

    Each rating also takes into account the legal form of the security, (E.G., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

    The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).

   RATING
   SCALE      DEFINITION
------------  ----------
AAA           Highest credit quality. The risk factors are negligible,
              being only slightly more than risk-free U.S. Treasury debt.

AA+           High credit quality. Protection factors are strong. Risk is
AA            modest, but may vary slightly from time to time because of
AA-           economic conditions.

A+            Protection factors are average but adequate. However, risk
A             factors are more variable and greater in periods of economic
A-            stress.

BBB+          Below average protection factors but still considered
BBB           sufficient for prudent investment. Considerable variability
BBB-          in risk during economic cycles.

BB+           Below investment grade but deemed likely to meet obligations
BB            when due. Present or prospective financial protection
BB-           factors fluctuate according to industry conditions or
              company fortunes. Overall quality may move up or down
              frequently within this category.

B+            Below investment grade and possessing risk that obligations
B             will not be met when due. Financial protection factors will
B-            fluctuate widely according to economic cycles, industry
              conditions and/or company fortunes. Potential exists for
              frequent changes in the quality rating within this category or into a higher or lower quality rating grade.

CCC Well below investment grade securities. May be in default or considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP            Preferred stock with dividend arrearages.

                               SHORT-TERM RATINGS

    Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

    Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds, including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

A. Category 1:    High Grade
Duff 1+           Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to
                  alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.
Duff 1            Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection
                  factors. Risk factors are minor.
Duff-             High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

B. Category 2:    Good Grade
Duff 2            Good certainty of timely payment. Liquidity factors and
                  company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

C. Category 3:    Satisfactory Grade
Duff 3            Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and
                  subject to more variation. Nevertheless, timely payment is expected.

D. Category 4:    Non-investment Grade
Duff 4            Speculative investment characteristics. Liquidity is not
                  sufficient to insure against disruption in debt service.
                  Operating factors and market access may be subject to a high degree of variation.

E. Category 5:    Default
Duff 5            Issuer failed to meet scheduled principal and/or interest
                  payments.

          MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES

                         PART C OTHER INFORMATION

ITEM 23. EXHIBITS

1(a). Declaration of Trust, dated February 24, 1983, and all amendments thereto dated June 8, 1983, May 18, 1984, December 18, 1984 and February 23, 1988, and all Instruments Establishing and Designating Additional Series of Shares dated December 15, 1986, October 26, 1989, November 15, 1990 and October 22, 1993, are incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on December 1, 1993.

1(b). Amendment to the Declaration of Trust of the Registrant dated August 24, 1995, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on April 19, 1996.

1(c). Instrument Establishing and Designating Additional Series of Shares dated October 15, 1996, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on October 17, 1996.

1(d). Instrument Establishing and Designating Additional Series of Shares dated January 29, 1998, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on February 10, 1998.

1(e). Amendment to the Declaration of Trust of the Registrant dated June 22, 1998, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on August 31, 1998.

1(f). Instrument Establishing and Designating Additional Series of Shares, dated February 8, 1999, is incorporated by reference to
            Exhibit 1 of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on February 10, 1999.

1(g). Form of Instrument Establishing and Designating Additional Classes of Shares, dated February 24, 2000, is incorporated by reference to
            Exhibit 1(g) of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on February 29, 2000.

 1(h). Instrument Establishing and Designating Additional Series of Shares, dated July 26, 2000, is incorporated by reference to
            Exhibit 1(h) of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on August 17, 2000.

 2. Amended and Restated By-laws of the Registrant, dated May 1, 1999, is incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on April 27, 1999.

 3.         Not Applicable.

 4(a). Amended and Restated Investment Management Agreement dated May 1, 2000, between the Registrant and Morgan Stanley Dean Witter Advisors Inc., is incorporated by reference to Exhibit 4(a) of Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed on October 31, 2000.

 4(b). Form of Instrument Adding New Portfolio to Investment Management Agreement, is incorporated by reference to Exhibit 4(b) of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on August 17, 2000.

 4(c). Sub-Advisory Agreement between Morgan Stanley Dean Witter Advisors Inc. and Morgan Stanley Dean Witter Investment Management Inc., dated November 1, 1998, is incorporated by reference to Exhibit 5(b) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on August 31, 1998.

 5(a). Amended Distribution Agreement, dated February 24, 2000, between the Registrant and Morgan Stanley Dean Witter Distributors Inc., is incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on February 29, 2000.

 5(b). Participation Agreement, dated May 31, 1997, between Northbrook Life Insurance Company, Allstate Life Insurance Company of New York, Glenbrook Life and Annuity Company and Morgan Stanley Dean Witter Distributors Inc., and the Registrant is incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on February 10, 1998.

 5(c). Participation Agreement, dated May 31, 1997, between Paragon Life Insurance Company and Morgan Stanley Dean Witter Distributors Inc., and the Registrant is incorporated by reference to Exhibit 6(c) of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on February 10, 1998.

 6. Retirement Plan for Non-Interested Trustees or Directors is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on April 27, 1999.

 7(a). Custody Agreement, dated September 20, 1991, between The Bank of New York and the Registrant is incorporated by reference to Exhibit 9(a) of the Registration Statement on Form N-14, filed on November 5, 1998.

 7(b). Amendment to the Custody Agreement, dated April 17, 1996, between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on April 19, 1996.

 7(c). Custody Agreement between The Chase Manhattan Bank and the Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on April 21, 1997.

 8(a). Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Dean Witter Trust FSB, dated September 1, 2000, is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No.30 to the Registration Statement on Form N-1A, filed on October 31, 2000.

 8(b). Form of Services Agreement between Morgan Stanley Dean Witter Advisors Inc. and Morgan Stanley Dean Witter Services Company Inc. is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed on October 31, 2000.

 9. Opinion of Sheldon Curtis, Esq., Registrant's Counsel, dated June 29, 1993, is incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A, filed on June 4, 1999.

10(a).      Consent of Independent Auditors, filed herein.

10(b).      Consent of PricewaterhouseCoopers LLP, filed herein.

11.         Not Applicable.

12.         Not Applicable.

13. Form of Plan of Distribution pursuant to Rule 12b-1 is incorporated by reference to Exhibit 13 of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on February 29, 2000.

15. Amended Multi-Class Plan pursuant to Rule 18f-3, is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on August 17, 2000.

16(a). Codes of Ethics of Morgan Stanley Dean Witter Advisors Inc., and Morgan Stanley Dean Witter Distributors Inc., as well as other MSDW affiliated entities, filed herein.

16(b). Code of Ethics of the Morgan Stanley Dean Witter Funds, filed herein.

Other Powers of Attorney of Trustees are incorporated by reference to Exhibit (Other) of Post-Effective Amendment No. 18, Post-Effective Amendment No. 22 and Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (filed on April 18, 1995, February 10, 1998 and August 17, 2000, respectively).

Item 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.
            -----------------------------------------------------------
            None

Item 25.    INDEMNIFICATION.
            ---------------
     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

                 PURSUANT TO SECTION 5.2 OF THE REGISTRANT'S DECLARATION OF TRUST AND PARAGRAPH 8 OF THE REGISTRANT'S INVESTMENT MANAGEMENT AGREEMENT, NEITHER THE INVESTMENT MANAGER NOR ANY TRUSTEE, OFFICER, EMPLOYEE OR AGENT OF THE REGISTRANT SHALL BE LIABLE FOR ANY ACTION OR FAILURE TO ACT, EXCEPT IN THE CASE OF BAD FAITH, WILLFUL MISFEASANCE, GROSS NEGLIGENCE OR RECKLESS DISREGARD OF DUTIES TO THE REGISTRANT.

                 INSOFAR AS INDEMNIFICATION FOR LIABILITIES ARISING UNDER THE SECURITIES ACT OF 1933 (THE "ACT") MAY BE PERMITTED TO TRUSTEES, OFFICERS AND CONTROLLING PERSONS OF THE REGISTRANT PURSUANT TO THE FOREGOING PROVISIONS OR OTHERWISE, THE REGISTRANT HAS BEEN ADVISED THAT IN THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE ACT AND IS, THEREFORE, UNENFORCEABLE. IN THE EVENT THAT A CLAIM FOR INDEMNIFICATION AGAINST SUCH LIABILITIES (OTHER THAN THE PAYMENT BY THE REGISTRANT OF EXPENSES INCURRED OR PAID BY A TRUSTEE, OFFICER, OR CONTROLLING PERSON OF THE REGISTRANT IN CONNECTION WITH THE SUCCESSFUL DEFENSE OF ANY ACTION, SUIT OR PROCEEDING) IS ASSERTED AGAINST THE REGISTRANT BY SUCH TRUSTEE, OFFICER OR CONTROLLING PERSON IN CONNECTION WITH THE SHARES BEING REGISTERED, THE REGISTRANT WILL, UNLESS IN THE OPINION OF ITS COUNSEL THE MATTER HAS BEEN SETTLED BY CONTROLLING PRECEDENT, SUBMIT TO A COURT OF APPROPRIATE JURISDICTION THE QUESTION WHETHER SUCH INDEMNIFICATION BY IT IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE ACT, AND WILL BE GOVERNED BY THE FINAL ADJUDICATION OF SUCH ISSUE.

                 The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

                 REGISTRANT, IN CONJUNCTION WITH THE INVESTMENT MANAGER, REGISTRANT'S TRUSTEES, AND OTHER REGISTERED INVESTMENT MANAGEMENT COMPANIES MANAGED BY THE INVESTMENT MANAGER, MAINTAINS INSURANCE ON BEHALF OF ANY PERSON WHO IS OR WAS A TRUSTEE, OFFICER, EMPLOYEE, OR AGENT OF REGISTRANT, OR WHO IS OR WAS SERVING AT THE REQUEST OF REGISTRANT AS A TRUSTEE, DIRECTOR, OFFICER, EMPLOYEE OR AGENT OF ANOTHER TRUST OR CORPORATION, AGAINST ANY LIABILITY ASSERTED AGAINST HIM AND INCURRED BY HIM OR ARISING OUT OF HIS POSITION. HOWEVER, IN NO EVENT WILL REGISTRANT MAINTAIN INSURANCE TO INDEMNIFY ANY SUCH PERSON FOR ANY ACT FOR WHICH REGISTRANT ITSELF IS NOT PERMITTED TO INDEMNIFY HIM.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR
         ----------------------------------------------------

            See "The Fund and Its Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"). MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co.
            The principal address of MSDW Advisors, Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), Dean Witter Reynolds Inc. ("DWR") and the Morgan Stanley Dean Witter Funds is Two World Trade Center, New York, New York 10048. The principal address of Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM") and Morgan Stanley Dean Witter Investment Group Inc. ("MSDWIG") is 1221 Avenue of the Americas, New York, New York 10020. The principal address of Morgan Stanley Dean Witter Investment Management Ltd. and Morgan Stanley & Co. International Limited is 25 Cabot Square, London, England. The principal address of Morgan Stanley Dean Witter Trust FSB ("MSDW Trust") is 2 Harborside Financial Center, Jersey City, New Jersey 07311. The principal address of
Miller Anderson & Sherrerd, LLP ("MAS"), MAS Funds and MAS Distribution Inc. is One Tower Bridge, West Conshohocken, PA 19428. The principal address of Van Kampen Investment Asset Management Inc. is 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181.

                                                OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
NAME AND POSITION WITH MSDW ADVISORS            INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
------------------------------------            ------------------------------------------------------------
Mitchell M. Merin                               President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer              Dean Witter Asset Management; Chairman, Chief Executive
and Director                                    Officer and Director of MSDW Distributors and MSDW Trust;
                                                President, Chief Executive Officer and Director of MSDW
                                                Services; President of the Morgan Stanley Dean Witter
                                                Funds; Executive Vice President and Director of DWR;
                                                Director of MSDWIM; Member of the Executive Committee
                                                of MAS; Director of various MSDW subsidiaries; Trustee of various
                                                Van Kampen investment companies.

Barry Fink                                      Managing Director and General Counsel of Morgan Stanley
Managing Director,                              Dean Witter Asset Management; Managing Director,
Secretary, General Counsel                      Secretary, General Counsel and Director of MSDW Services;
and Director                                    Vice President and Secretary of MSDW Distributors; Vice President,
                                                Secretary and General Counsel of the Morgan Stanley Dean Witter Funds.

Joseph J. McAlinden                             Chief Investment Officer and Managing Director of MSDWIM;
Managing Director and                           Chief Investment Officer of MAS; Director of MSDW Trust.
Chief Investment Officer

Barton M. Biggs                                 Chairman, Managing Director and Director of MSDWIM;
Managing Director                               Managing Director of MAS.

                                                OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
NAME AND POSITION WITH MSDW ADVISORS            INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
------------------------------------            ----------------------------------------------------------
Thomas L. Bennett                               Managing Director and Director of MSDWIM; Director of MSDW
Managing Director                               Universal Funds, Inc.; Managing Director of MAS; Executive
                                                Committee member of MAS; Chairman of the MAS Funds; Director of MAS Distribution Inc.

Ronald E. Robison                               Executive Vice President, Chief Administrative Officer and
Executive Vice President,                       and Director of MSDW Services.
Chief Administrative Officer and
Director

Arden C. Armstrong                              Managing Director of MSDWIM and MAS.
Managing Director

W. David Armstrong                              Managing Director of MSDWIM and MAS.
Managing Director

Dominic P. Caldecott                            Managing Director of MSDWIM, MAS and Morgan Stanley
Managing Director                               Dean Witter Investment Management Ltd.; Vice President
                                                and Investment Manager of Morgan Stanley & Co. International
                                                Limited.

Jesse L. Carroll, Jr.                           Managing Director of MSDWIG, MSDWIM and MAS.
Managing Director

Stephen F. Esser                                Managing Director of MSDWIM and MAS.
Managing Director

Philip W. Friedman                              Managing Director of MSDWIM and MAS.
Managing Director

Rajesh K. Gupta                                 Managing Director and Chief Investment Officer-
Managing Director and                           Investments of MSDWIM; Chief Administrative
Chief Administrative Officer-                   Officer-Investments of MAS.
Investments

William Lock                                    Managing Director of MSDWIM and MAS.
Managing Director

Margaret P. Naylor                              Managing Director of MSDWIM and MAS.
Managing Director

Narayan Ramachandran                            Managing Director of MSDWIM and MAS.
Managing Director

Scott F. Richard                                Managing Director of MSDWIM and MAS.
Managing Director

Gary G. Schlarbaum                              Managing Director of MSDWIM and MAS; Executive
Managing Director                               Committee Member of MAS.

Ann D. Thivierage                               Managing Director of MSDWIM and MAS.
Managing Director

                                                OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
NAME AND POSITION WITH MSDW ADVISORS            INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
------------------------------------            ----------------------------------------------------------
Paul D. Vance                                   Managing Director of MSDWIM and MAS.
Managing Director

Peter J. Wright                                 Managing Director of MSDWIM and MAS.
Managing Director

Robert E. Angevine                              Principal of MSDWIM and MAS.
Principal

Benjamin J. Gord                                Principal of MSDWIM and MAS.
Principal

Gordon W. Loery                                 Principal of MSDWIM and MAS.
Principal

Deanna L. Loughnane                             Principal of MSDWIM and MAS.
Principal

Angelo Manioudakis                              Principal of MSDWIM and MAS.
Principal

Paul F. O'Brien                                 Principal of MSDWIM and MAS.
Principal

Robert S. Giambrone                             Senior Vice President of MSDW Services, MSDW Distributors
Senior Vice President                           and MSDW Trust; Director of MSDW Trust.

John B. Kemp, III                               President of MSDW Distributors.
Senior Vice President

Item 27.    PRINCIPAL UNDERWRITERS
            ----------------------

(a) Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. MSDW Distributors is also the principal underwriter of the following investment companies:

(1)   Active Assets California Tax-Free Trust
(2)   Active Assets Government Securities Trust
(3)   Active Assets Institutional Money Trust
(4)   Active Assets Money Trust
(5)   Active Assets Premier Money Trust
(6)   Active Assets Tax-Free Trust
(7)   Morgan Stanley Dean Witter 21st Century Trend Fund
(8)   Morgan Stanley Dean Witter Aggressive Equity Fund
(9)   Morgan Stanley Dean Witter All Star Growth Fund
(10)  Morgan Stanley Dean Witter American Opportunities Fund
(11)  Morgan Stanley Dean Witter Balanced Growth Fund
(12)  Morgan Stanley Dean Witter Balanced Income Fund
(13)  Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
(14)  Morgan Stanley Dean Witter California Tax-Free Income Fund
(15)  Morgan Stanley Dean Witter Capital Growth Securities

(16)  Morgan Stanley Dean Witter Competitive Edge Fund, "BEST IDEAS PORTFOLIO"
(17)  Morgan Stanley Dean Witter Convertible Securities Trust
(18)  Morgan Stanley Dean Witter Developing Growth Securities Trust
(19)  Morgan Stanley Dean Witter Diversified Income Trust
(20)  Morgan Stanley Dean Witter Dividend Growth Securities Inc.
(21)  Morgan Stanley Dean Witter Equity Fund
(22)  Morgan Stanley Dean Witter European Growth Fund Inc.
(23)  Morgan Stanley Dean Witter Federal Securities Trust
(24)  Morgan Stanley Dean Witter Financial Services Trust
(25)  Morgan Stanley Dean Witter Fund of Funds
(26)  Morgan Stanley Dean Witter Global Dividend Growth Securities
(27)  Morgan Stanley Dean Witter Global Utilities Fund
(28)  Morgan Stanley Dean Witter Growth Fund
(29)  Morgan Stanley Dean Witter Hawaii Municipal Trust
(30)  Morgan Stanley Dean Witter Health Sciences Trust
(31)  Morgan Stanley Dean Witter High Yield Securities Inc.
(32)  Morgan Stanley Dean Witter Income Builder Fund
(33)  Morgan Stanley Dean Witter Information Fund
(34)  Morgan Stanley Dean Witter Intermediate Income Securities
(35)  Morgan Stanley Dean Witter International Fund
(36)  Morgan Stanley Dean Witter International Value Equity Fund
(37)  Morgan Stanley Dean Witter International SmallCap Fund
(38)  Morgan Stanley Dean Witter Japan Fund
(39)  Morgan Stanley Dean Witter Latin American Growth Fund
(40)  Morgan Stanley Dean Witter Limited Term Municipal Trust
(41)  Morgan Stanley Dean Witter Liquid Asset Fund Inc.
(42)  Morgan Stanley Dean Witter Market Leader Trust
(43)  Morgan Stanley Dean Witter Mid-Cap Equity Trust
(44)  Morgan Stanley Dean Witter Multi-State Municipal Series Trust
(45)  Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
(46)  Morgan Stanley Dean Witter New Discoveries Fund
(47)  Morgan Stanley Dean Witter New York Municipal Money Market Trust
(48)  Morgan Stanley Dean Witter New York Tax-Free Income Fund
(49)  Morgan Stanley Dean Witter Next Generation Trust
(50)  Morgan Stanley Dean Witter North American Government Income Trust
(51)  Morgan Stanley Dean Witter Pacific Growth Fund Inc.
(52)  Morgan Stanley Dean Witter Prime Income Trust
(53)  Morgan Stanley Dean Witter Real Estate Fund
(54)  Morgan Stanley Dean Witter S&P 500 Index Fund
(55)  Morgan Stanley Dean Witter S&P 500 Select Fund
(56)  Morgan Stanley Dean Witter Short-Term Bond Fund
(57)  Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
(58)  Morgan Stanley Dean Witter Small Cap Growth Fund
(59)  Morgan Stanley Dean Witter Special Value Fund
(60)  Morgan Stanley Dean Witter Strategist Fund
(61)  Morgan Stanley Dean Witter Tax-Exempt Securities Trust
(62)  Morgan Stanley Dean Witter Tax-Free Daily Income Trust
(63)  Morgan Stanley Dean Witter Tax-Managed Growth Fund
(64)  Morgan Stanley Dean Witter Technology Fund
(65)  Morgan Stanley Dean Witter Total Market Index Fund
(66)  Morgan Stanley Dean Witter Total Return Trust

(67)  Morgan Stanley Dean Witter U.S. Government Money Market Trust
(68)  Morgan Stanley Dean Witter U.S. Government Securities Trust
(69)  Morgan Stanley Dean Witter Utilities Fund
(70)  Morgan Stanley Dean Witter Value-Added Market Series
(71)  Morgan Stanley Dean Witter Value Fund
(72)  Morgan Stanley Dean Witter Variable Investment Series

(b) The following information is given regarding directors and officers of MSDW Distributors not listed in Item 26 above. The principal address of MSDW Distributors is Two World Trade Center, New York, New York 10048. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

NAME                    POSITIONS AND OFFICE WITH MSDW DISTRIBUTORS
----                    -------------------------------------------
James F. Higgins        Director

Philip J. Purcell       Director

John Schaeffer          Director

Charles Vadala          Senior Vice President and Financial Principal.

Item 28.    LOCATION OF ACCOUNTS AND RECORDS
            --------------------------------

            All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 29.    MANAGEMENT SERVICES
            -------------------

            Registrant is not a party to any such management-related service contract.

Item 30.    UNDERTAKINGS
            ------------

            Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of April, 2000.

                          MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES

                                             By /S/BARRY FINK
                                                ------------------------------
                                                   Barry Fink
                                                   Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post -Effective Amendment No. 31 has been signed below by the following persons in the capacities and on the dates indicated.


     SIGNATURES                         TITLE                                                  DATE
     ----------                         -----                                                  ----
(1) Principal Executive Officer         Chief Executive Officer,
                                        Trustee and Chairman
By /S/CHARLES A. FIUMEFREDDO                                                                   04/30/01
   ----------------------------
      Charles A. Fiumefreddo

(2) Principal Financial Officer         Treasurer and Principal
                                        Accounting Officer

By /S/THOMAS F. CALOIA                                                                         04/30/01
   ----------------------------
      Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell
    James F. Higgins

By /S/BARRY FINK                                                                               04/30/01
   ----------------------------
      Barry Fink
      Attorney-in-Fact

    Michael Bozic     Manuel H. Johnson
    Edwin J. Garn     Michael E. Nugent
    Wayne E. Hedien   John L. Schroeder


By /S/DAVID M. BUTOWSKY                                                                        04/30/01
   -----------------------------
      David M. Butowsky
      Attorney-in-Fact

         MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
                            EXHIBIT INDEX


     10(a).  Consent of Independent Auditors.

     10(b).  Consent of PricewaterhouseCoopers LLP.

     16(a). Code of Ethics of Morgan Stanley Dean Witter Advisors Inc. and Morgan Stanley Dean Witter Distributors Inc. as well as other MSDW affiliated entities.

     16(b).  Code of Ethics of the Morgan Stanley Dean Witter Funds.